    As filed with the Securities and Exchange Commission on April 11, 2013


                                                           File Nos. 333-162586
                                                                      811-04001

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]

                        Pre-Effective Amendment No. [_]


                       Post-Effective Amendment No.5 [X]


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 193 [X]

                       (Check Appropriate Box or Boxes)

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-3067
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------


                           RICARDO A. ANZALDUA, ESQ.

                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                  COPIES TO:


                               W. Thomas Conner

                                Reed Smith LLP

                              1301 K Street, N.W.

                             Suite 1100-East Tower

                          Washington, D.C. 20005-331


                (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on April 29, 2013 pursuant to paragraph (b) of Rule 485.


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[_] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Registered: Individual Variable Annuity Contracts

THE VARIABLE ANNUITY CONTRACT

ISSUED BY

METROPOLITAN LIFE INSURANCE COMPANY

AND

METROPOLITAN LIFE SEPARATE ACCOUNT E

METLIFE GROWTH AND GUARANTEED INCOME/SM/


APRIL 29, 2013


This prospectus describes the single premium deferred variable annuity contract offered by Metropolitan Life Insurance Company (MetLife or we or us). The contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. The contract includes a Guaranteed Withdrawal Benefit for Life ("GWB") feature that allows for guaranteed withdrawals that begin when the youngest annuitant reaches age 59 1/2 and last for the life or lives of the annuitiant(s) provided that specified conditions are met. This feature does not guarantee the net asset value of the underlying investment option.

The annuity contract has a single investment choice. Your contract value also may be allocated to the Fidelity VIP Money Market Portfolio (the "Money Market Portfolio") under certain circumstances, as described in "Purchase--Free Look". Please see page 12 for more information.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
(INVESTOR CLASS):

FIDELITY(R) VIP FUNDSMANAGER(R) 50% PORTFOLIO


Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Variable Annuity contract.


To learn more about the MetLife Variable Annuity contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 29, 2013. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 40 of this prospectus. For a free copy of the SAI, or for further information, call us at (800) 544-2442, or write the Annuity Service Center: P.O. Box 770001, Cincinnati, OH 45277-0051.


THE CONTRACTS:

ARE NOT BANK DEPOSITS
ARE NOT FDIC INSURED
ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY ANY BANK OR CREDIT UNION
MAY BE SUBJECT TO LOSS OF PRINCIPAL

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 29, 2013

TABLE OF CONTENTS


             INDEX OF SPECIAL TERMS............................  3
             HIGHLIGHTS........................................  4
             FEE TABLES AND EXAMPLES...........................  6
                 Investment Option Expenses....................  8
                 Examples......................................  9
                 Condensed Financial Information...............  9
             1.  THE ANNUITY CONTRACT.......................... 10
             2.  PURCHASE...................................... 11
                 Purchase Payments............................. 11
                 Allocation of Purchase Payments............... 11
                 Free Look..................................... 12
                 Accumulation Units............................ 12
                 Contract Value................................ 13
                 Replacement of contracts...................... 13
             3.  INVESTMENT OPTIONS............................ 14
                 Money Market Portfolio........................ 15
                 Voting Rights................................. 15
                 Substitution of Investment Options............ 15
             4.  EXPENSES...................................... 16
                 Product Charges............................... 16
                    Variable Account Product Charges........... 16
                    Surrender Charge........................... 16
                 Premium and Other Taxes....................... 17
                 Exchange Fee.................................. 17
                 Income Taxes.................................. 17
                 Investment Option Expenses.................... 17
             5.  ANNUITY PAYMENTS (THE INCOME
                  PHASE)....................................... 18
                 Annuity Date.................................. 18
                 Annuity Income Options........................ 18
                 Additional Information........................ 19
             6.  ACCESS TO YOUR MONEY.......................... 20
                 Systematic Withdrawal Program................. 20
                 Suspension of Payments or Exchanges........... 21
             7.  GUARANTEED WITHDRAWAL BENEFIT FOR
                  LIFE......................................... 22
                 GWB Amount.................................... 23
                 GWB Value..................................... 23
                 Withdrawals Before Youngest Annuitant Reaches
                  Age 59 1/2................................... 24
                 Withdrawals in Excess of Annual GWB
                  Amount....................................... 24
                 Conversion of GWB Amount to Annuity
                  Payments..................................... 25
                 Additional Information........................ 25



            8.  PERFORMANCE...................................... 27
            9.  DEATH BENEFIT DURING THE
                 ACCUMULATION PHASE.............................. 28
                Death Benefit.................................... 28
                General Death Benefit Provisions................. 29
                Spousal Continuation............................. 30
           10.  FEDERAL INCOME TAX STATUS........................ 31
           11.  OTHER INFORMATION................................ 37
                MetLife.......................................... 37
                The Variable Account............................. 37
                Distributor...................................... 37
                Selling Firms.................................... 38
                Compensation Paid to Selling Firm................ 38
                Additional Compensation.......................... 38
                Requests and Elections........................... 39
                Confirming Transactions.......................... 39
                Ownership........................................ 39
                Legal Proceedings................................ 40
                Financial Statements............................. 40
                Table of Contents of the Statement of Additional
                 Information..................................... 40
           APPENDIX A--Accumulation Unit Values.................. 41
           APPENDIX B--Death Benefit Examples.................... 42
           APPENDIX C--Guaranteed Withdrawal Benefit for
            Life Examples........................................ 43

INDEX OF SPECIAL TERMS

Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                               Page

                          Accumulation Phase      10

                          Accumulation Unit       12

                          Annuitant               41

                          Annuity Date            18

                          Annuity Income Options  18

                          Annuity Payments        18

                          Beneficiary             41

                          Business Day            11

                          Contract Value          13

                          Contract Year            5

                          Good Order              40

                          GWB Amount              24

                          GWB Value               24

                          Income Phase            10

                          Investment Options      14

                          Joint Annuitants        41

                          Joint Owners            40

                          Owner                   40

                          Purchase Payment        11

                          Variable Account        38

                          Withdrawal Percentage   24

HIGHLIGHTS


The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company, where you agree to make one purchase payment to us and we agree to make a series of annuity payments at a later date. Your contract value will be invested on a tax-deferred basis in the Fidelity VIP FundsManager 50% Portfolio. The contract is intended for retirement savings or other long-term investment purposes. The contract includes a Guaranteed Withdrawal Benefit for Life (GWB) feature that allows for guaranteed withdrawals that begin when the youngest annuitant reaches age
59 1/2 and last for the life or lives of the annuitant(s). We are obligated to pay all money we owe under the contracts, including death benefits, annuity payments, and amounts due under the GWB. Any such amount that exceeds the assets in the variable account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information--The Variable Account"). It is important that you carefully manage withdrawals under the GWB feature. EXCESS WITHDRAWALS (WHICH INCLUDE ALL WITHDRAWALS PRIOR TO THE YOUNGEST ANNUITANT REACHING AGE 59 1/2) MAY SIGNIFICANTLY REDUCE THE INCOME YOU RECEIVE FROM THE GWB FEATURE, AND AN EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO WILL TERMINATE THE CONTRACT (see "Guaranteed Withdrawal Benefit for Life--Managing Your Withdrawals" for more information).


The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. If you make a withdrawal during the first five contract years, we may assess a 2% surrender charge. (A CONTRACT YEAR is defined as a one-year period starting on the date the contract is issued and on each contract anniversary thereafter.) The income phase occurs when you begin receiving regular annuity payments from your contract.

If you choose to annuitize the contract, your annuity payments will be made on a fixed basis. The amount of each payment generally will not change during the income phase.

TAX DEFERRAL AND QUALIFIED PLANS. The contracts are offered for individuals on a tax qualified and non-tax qualified basis. For any tax-qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


FREE LOOK. You have the right to cancel the purchase of your contract for at least ten days after you receive it. We assume it will take five days from the day we mail the contract until you receive it. This is called the "Free Look Period". The time you have to return your contract will be 65 days if your contract is a replacement contract. If your contract is a qualified contract, then your contract will be invested entirely in the Money Market Portfolio for 15 days. This is called the "Money Market Period". Then at the close of the business day on which the Money Market Period expires, we will transfer your contract value to the Fidelity VIP FundsManager 50% Portfolio.

If your contract is a non-qualified contract, then your purchase payment will be invested in the Fidelity VIP FundsManager 50% Portfolio beginning on the contract date. Once the Free Look Period expires, you cannot return the contract for a refund.


If you cancel a qualified contract during the Money Market Period, we will pay you the greater of your contract value or your purchase payment. For other cancellations, we will pay you your contract value.

TAX PENALTY. The earnings in your contract are not taxed until you take money out of your contract. If you take money out of a non-qualified contract during the accumulation phase, for tax purposes any earnings are deemed to come out first. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on those earnings. Payments during the income phase are considered partly a return of your original investment until your investment is returned.

NON-NATURAL PERSONS AS OWNERS. The owner of this contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). A contract generally may have two owners (both of whom must be individuals and who must be spouses). If the owner of a non-qualified annuity contract is not a natural person (i.e., certain trusts), gains under the contract are generally not eligible for tax deferral, and the distribution on death rules under Internal Revenue Code ("Code") may require payment to begin earlier than expected and may impact the living and/or death benefits.

INQUIRIES. If you need more information, please contact our Annuity Service Center at:

Annuity Service Center
P.O. Box 770001
Cincinnati, Ohio 45277-0051
(800) 634-9361

FEE TABLES AND EXAMPLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or exchange contract value between investment options.

Owner Transaction Expenses Table

        Surrender Charge (Note 1)
        (as a percentage of amount withdrawn)   2%

        Exchange Fee (Note 2)                  $25
                                               $ 0 (First 12 per year)

Note 1. If any amount is withdrawn during the first five contract years, a surrender charge may be assessed. Surrender charges are calculated in accordance with the following. (See "Expenses--Surrender Charge.")

             Number of Complete Years from         Surrender Charge
             Contract Date                  (% of Amount Withdrawn)
             -------------                  -----------------------
                     0                                 2
                     1                                 2
                     2                                 2
                     3                                 2
                     4                                 2
                   5 and thereafter                    0

Note 2. Currently, the contract offers only one investment option. In the future, we may make additional investment options available. There is no charge for the first 12 exchanges in a contract year; thereafter the fee is $25 per exchange. MetLife is currently waiving the exchange fee, but reserves the right to charge the fee in the future.

The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including investment option fees and expenses.


   Variable Account Annual Expenses
   (referred to as Variable Account Product Charge)
   (as a percentage of average contract value in the variable account)

   Mortality and Expense Charge
         Single annuitant                                               1.90%
         Joint annuitants                                               2.05%

The next table shows the minimum and maximum total operating expenses charged by the investment options that you may pay periodically during the time that you own the contract. An investment option may impose a redemption fee in the future. More detail concerning each investment option's fees and expenses is contained in the prospectus for that investment option and in the following tables.


                                                                                       Minimum (1) Maximum (2)
                                                                                       ----------- -----------

Total Annual Portfolio Expenses
(expenses that are deducted from investment option assets, including management fees,     0.28%       0.88%
12b-1/service fees, and other expenses)


Note 1. You may not choose to allocate purchase payment or exchange contract value to the Fidelity VIP Money Market Portfolio. See "Purchase--Free Look" for more information.

Note 2. The total annual portfolio expenses of the Fidelity VIP FundsManager 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses).

For information concerning compensation paid for the sale of the contracts, see "Other Information--Distributor."

INVESTMENT OPTION EXPENSES
(as a percentage of the average daily net assets of an investment option)


The following table is a summary. For more complete information on investment option fees and expenses, please refer to the prospectus for each investment option. Acquired Fund Fees and Expenses are expenses incurred indirectly as a result of investing in shares of one or more underlying Portfolios.



                                                     Acquired     Total    Contractual Net Total
                                    12b-1/          Fund Fees    Annual     Fee Waiver    Annual
                        Management Service    Other       and Operating and/or Expense Operating
                              Fees    Fees Expenses  Expenses  Expenses  Reimbursement  Expenses
FIDELITY VARIABLE
  INSURANCE PRODUCTS
   Fidelity VIP
     FundsManager
     50% Portfolio         0.25%    0.00%    0.00%    0.53%     0.78%        0.05%       0.73%
   Fidelity VIP
     FundsManager
     60% Portfolio         0.25%    0.00%    0.00%    0.63%     0.88%        0.05%       0.83%
   Fidelity VIP Money
     Market
     Portfolio             0.17%    0.00%    0.11%    0.00%     0.28%          --        0.28%


Notes:


The information shown in the table above was provided by the investment options and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the investment option's 2013 prospectus. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the investment option's board of directors or trustees, are not shown.

The Fidelity VIP FundsManager 50% Portfolio and Fidelity VIP FundsManager 60% Portfolio are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the investment options invest in other funds, each will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

For contracts issued based on applications signed and dated prior to July 21, 2012, the Fidelity VIP FundsManager 60% Portfolio was offered in place of the Fidelity VIP FundsManager 50% Portfolio.

EXAMPLES

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, variable account annual expenses, and investment option fees and expenses.


The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the joint annuitants Variable Account Product Charge of 2.05% and Total Annual Portfolio Expenses (including Acquired Fund Fees and Expenses) of 0.78% for the Fidelity VIP FundsManager 50% Portfolio and 0.88% for the Fidelity VIP FundsManager 60% Portfolio as the investment option fees and expenses. An example based on the Money Market Portfolio's fees and expenses is not presented, because you may not allocate purchase payment or contract value to the Money Market Portfolio (see "Purchase--Free Look" for more information). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your contract at the end of the applicable time period:


                                              TIME PERIODS
                                     -------------------------------
                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
           ---------------------------------------------------------

           Fidelity VIP FundsManager  $483  $1,048  $1,658   $3,123
             50% Portfolio
           ---------------------------------------------------------

           Fidelity VIP FundsManager  $493  $1,077  $1,707   $3,219
             60% Portfolio

(2) If you do not surrender your contract or if you annuitize at the end of the applicable time period:


                                              TIME PERIODS
                                     -------------------------------
                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
           ---------------------------------------------------------

           Fidelity VIP FundsManager  $283   $868   $1,478   $3,123
             50% Portfolio
           ---------------------------------------------------------

           Fidelity VIP FundsManager  $293   $897   $1,527   $3,219
             60% Portfolio

The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment option. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

CONDENSED FINANCIAL INFORMATION

Condensed financial information (accumulation unit value information) is located in "Appendix A--Accumulation Unit Values" at the end of this prospectus.

1. THE ANNUITY CONTRACT

This prospectus describes the Variable Annuity contract offered by us.

The variable annuity contract is a contract between you as the owner, and us, the insurance company, where we promise to pay an income to you, in the form of annuity payments, beginning on a designated date that you select. Until you begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract. For any tax qualified account (e.g. an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. (See "Federal Income Tax Status.")


The contract is called a variable annuity because, depending upon market conditions, you can make or lose money in the investment option offered, the Fidelity VIP FundsManager 50% Portfolio. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment option. You bear the full investment risk for all amounts allocated to the variable account.


If you receive a fixed annuity payment option during the income phase, payments are made from our general account assets. Our general account consists of all assets owned by us other than those in the variable account and our other separate accounts. We have sole discretion over the investment of assets in the general account.

The amount of the annuity payments you receive during the income phase from a fixed annuity payment option of the contract generally will remain level for the entire income phase. (Please see "Annuity Payments (The Income Phase)" for more information.)

As owner of the contract, you exercise all interests and rights under the contract. You cannot change the owner (unless an owner is removed by court order), except that a contract owned by a revocable grantor trust may be exchanged to the grantor or to another revocable grantor trust where the grantor is the same individual. The contract generally may be owned by joint owners (limited to two natural persons who must be spouses). We provide more information on this under "Other Information--Ownership."

Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. Accordingly, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such same-sex partner or same-sex spouse would not be able to receive continued payments after the death of the contract owner under the joint annuitants version of the GWB (see "Guaranteed Withdrawal Benefit for Life").

In addition, for contracts owned by a grantor trust, in order for the spousal beneficiary or joint annuitant to be able to continue the contract after the first annuitant's death, federal income tax law requires that the designated beneficiary must be the annuitant's spouse on the date of the annuitant's death. This may impact certain estate planning considerations which depend on the grantor trust being treated as the designated beneficiary and should be taken into account prior to the purchase of the contract.

2. PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The purchase payment is due on the date the contract is issued. You may not make additional purchase payments.

The minimum purchase payment we will accept is $50,000.

Generally, you may purchase a tax-qualified contract only with money transferred from a plan qualified under section 401(a) of the Code, a 403(b) mutual fund account or a 403(b) tax sheltered annuity, a governmental 457(b) plan or an IRA. You may purchase a non-qualified contract with money from any source.

If you want to make a purchase payment of more than $1 million, you will need our prior approval.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks and corporate checks. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money.")

We also reserve the right to reject a purchase payment made with cash-like instruments including, but not limited to money orders, cashier's checks, bank drafts, and traveler's checks.

We reserve the right to reject any application or purchase payment. If you are exchanging more than one annuity contract or life insurance policy for this contract, or if your purchase payment will be paid from different sources (e.g. personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the purchase payment for this contract, provided they are received within 90 days of the date the contract is issued. When you are purchasing a contract by exchanging another annuity contract or life insurance policy, or if your purchase payment will be paid from different sources, your contract will be issued on the day we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source.

We reserve the right to revoke the contract if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal $50,000 in aggregate. We also reserve the right to not accept any proceeds received more than 90 days after the contract is issued. If the contract is revoked, we will return the contract value without the application of any surrender charges.

ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your purchase payment either to the Fidelity VIP Money Market Portfolio or the Fidelity VIP FundsManager 50% Portfolio, depending on the type of contract (see "Free Look" below). We will temporarily allocate your purchase payment to the Money Market Portfolio for at least 15 days if your contract is a qualified contract. If your contract is a non-qualified contract, then you will be invested in the Fidelity VIP FundsManager 50% Portfolio beginning on the date the contract is issued.


Once we receive your purchase payment and the necessary information, we will issue your contract and allocate your first purchase payment within two
(2) business days. A BUSINESS DAY is each day that the New York Stock Exchange is open for business. A business day closes at the close of normal trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within five (5) business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. (See "Other Information--Requests and Elections.").

FREE LOOK

You have the right to cancel the purchase of your contract for ten days after you receive it, unless you are replacing an existing annuity or life insurance policy, in which case you have the right to cancel the purchase of your contract for 60 days after you receive it. We assume it will take five days from the day we mail the contract until you receive it. This is called the "Free Look Period". Once the Free Look Period expires, you cannot return the contract for a refund.


The investment option in which you are initially invested depends on whether your contract is a qualified contract or a non-qualified contract. If your contract is a qualified contract, then during the first 15 days you will be invested in the Money Market Portfolio. This is called the "Money Market Period". At the close of the business day on which the Money Market Period expires, we will transfer your contract value to the Fidelity VIP FundsManager 50% Portfolio. If your contract is a non-qualified contract, then you will be invested in the Fidelity VIP FundsManager 50% Portfolio beginning on the contract date. Together with your contract, we will provide notice of the date on which your Free Look Period ends.

If you have exchanged more than one annuity contract or life insurance policy for the contract or are funding the purchase payment for the contract from different sources, you should expect that the proceeds from the annuity contracts, life insurance policies or other sources will be received by us on different days. We will allocate the first proceeds we receive to the Money Market Portfolio if your contract is a qualified contract. If your contract is a non-qualified contract, we will invest the proceeds in the Fidelity VIP FundsManager 50% Portfolio when we receive them. Your Free Look Period and Money Market Period, if applicable, will commence on the first day we receive proceeds from any of the annuity contracts or life insurance policies you have exchanged from, or from any other source. Any subsequent proceeds that are received after the contract date will be invested according to your most recent allocation instructions unless your contract is a qualified contract and the Money Market Period has not expired. The receipt of subsequent proceeds will not extend or restart the Free Look Period or the Money Market Period, if applicable, under the contract.


To cancel the purchase of your contract, return the contract to our Annuity Service Center before the end of the Free Look Period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. If you cancel a qualified contract during the Money Market Period, we will pay you the greater of your contract value or your purchase payment. For other cancellations, we will pay you your contract value.

ACCUMULATION UNITS

Your contract value will go up or down depending upon the investment performance of the investment options offered. In order to keep track of your contract value, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.)

Every business day, as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), we determine the value of an accumulation unit for the investment option by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

   1) dividing the net asset value per share of the investment option at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment option as of that day, by the net asset value per share of the investment option for the previous business day, and
   2) multiplying it by one minus the variable account product charges for each day since the last business day and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When we receive any portion of the purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to the investment option by the value of the accumulation unit for the investment option.

A purchase payment is credited to a contract on the basis of the accumulation unit value next determined after receipt. A purchase payment received before the close of the New York Stock Exchange will be credited to your contract that day, after the New York Stock Exchange closes. A purchase payments received after the close of the New York Stock Exchange, or on a day when the New York Stock Exchange is not open, will be treated as received on the next day the New York Stock Exchange is open (the next business day).

      Example:


      On Monday we receive a purchase payment of $50,000 from you before 4:00 p.m. Eastern Time. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Fidelity VIP FundsManager 50% Portfolio is $12.50. We then divide $50,000 by $12.50 and credit your contract on Monday night with 4000 accumulation units for the Fidelity VIP FundsManager 50% Portfolio.


CONTRACT VALUE

CONTRACT VALUE is equal to the sum of your interests in the investment options. Your interest in each investment option is determined by multiplying the number of accumulation units for that investment option by the value of the accumulation unit.

REPLACEMENT OF CONTRACTS

Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, and there will be a new surrender charge period for this contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the contract until we have received the initial premium from your existing insurance company, the issuance of the contract may be delayed. Generally, it is not advisable to purchase a contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

3. INVESTMENT OPTIONS

The contract offers two INVESTMENT OPTIONS, which are listed below. However, you may not choose to allocate the purchase payment or exchange contract value to the Money Market Portfolio (see "Money Market Portfolio" below for more information). Additional investment options may be available in the future.


For contracts issued based on applications signed and dated prior to July 21, 2012, the Fidelity VIP FundsManager 60% Portfolio was offered in place of the Fidelity VIP FundsManager 50% Portfolio.


YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. COPIES OF THESE PROSPECTUSES WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR CONTRACT. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING US AT: (800) 544-2442. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. Certain investment options described in the fund prospectuses may not be available with your contract. A summary of advisers, subadvisers, and investment objectives for each investment option is listed below.

The investment objectives and policies of certain of the investment options may be similar to the investment objectives and policies of other mutual funds that certain of the portfolios' investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers.

Shares of the investment options may be offered to insurance company variable accounts of both variable annuity and variable life insurance contracts and to qualified plans. Due to differences in tax treatment and other considerations, the interests of various owners participating in, and the interests of qualified plans investing in the investment options may conflict. The investment options will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.


CERTAIN PAYMENTS WE RECEIVE FROM AN INVESTMENT ADVISER OR ITS AFFILIATES. An investment adviser or subadviser of the investment options, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to certain other variable insurance products we offer, and, in our role as an intermediary, with respect to the investment options in those products. We and our affiliates may profit from these payments. The amount of the payments we receive may be significant and is based on a percentage of assets of the investment options attributable to those other variable insurance products we and our affiliates issue.

Additionally, an investment adviser or subadviser of the investment options, or its affiliates, may provide us with wholesaling services that assist in the distribution of certain other variable insurance products we or our affiliates offer and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of those variable insurance products.

SELECTION OF INVESTMENT OPTIONS. We select the investment options offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.


We review the investment options periodically and may remove an investment option or limit its availability to new purchase payments and/or exchanges of contract value if we determine that the investment option no longer meets one or more of the selection criteria, and/or if the investment option has not attracted significant allocations from contract owners. In some cases, we have included investment options based on recommendations made by selling firms. These selling firms may receive payments from the investment options they recommend and may benefit accordingly from the allocation of contract value to such investment options.

We do not provide any investment advice and do not recommend or endorse any particular investment option. You bear the risk of any decline in the contract value of your contract resulting from the performance of the investment options you have chosen.

FIDELITY VARIABLE INSURANCE PRODUCTS
(Investor Class)

Fidelity Variable Insurance Products is a variable insurance product fund with multiple portfolios. Investor Class shares of the following portfolios are offered under the contract:


  .   Fidelity VIP FundsManager 50% Portfolio

   Strategic Advisers, Inc. is the investment manager of the Fidelity VIP FundsManager 50% Portfolio. The Fidelity VIP FundsManager 50% Portfolio seeks high total return.


  .   Fidelity VIP FundsManager 60% Portfolio

   Strategic Advisers, Inc. is the investment manager of the Fidelity VIP FundsManager 60% Portfolio. The Fidelity VIP FundsManager 60% Portfolio seeks high total return.

  .   Fidelity VIP Money Market Portfolio

   Fidelity Management & Research Company is the investment manager of the Money Market Portfolio, and Fidelity Investments Money Management, Inc. and other investment advisers serve as subadvisers. The Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.

MONEY MARKET PORTFOLIO

We may allocate contract value under certain circumstances (see "Purchase--Free Look") to the Money Market Portfolio. You may not choose to allocate or exchange contract value to the Money Market Portfolio.

VOTING RIGHTS

We are the legal owner of the investment option shares. However, we believe that when an investment option solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION OF INVESTMENT OPTIONS

If investment in the investment options or a particular investment option is no longer possible, in our judgment becomes inappropriate for purposes of the contract, or for any other reason in our sole discretion, we may substitute another investment option or investment options without your consent. The substituted investment option may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close investment options to allocation of purchase payments or contract value, or both, at any time in our sole discretion. There will always be at least one investment option offered under the contract.

4. EXPENSES

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

PRODUCT CHARGES

VARIABLE ACCOUNT PRODUCT CHARGES. Each day, we make a deduction for our variable account product charges (the mortality and expense charge). We do this as part of our calculation of the value of the accumulation units.

We assess a daily mortality and expense charge that is equal, on an annual basis, to 1.90% (for a single annuitant) or 2.05% (for joint annuitants) of the average daily net asset value of each investment option.

This charge compensates us for mortality risks we assume for the lifetime withdrawal, annuity payment and death benefit guarantees made under the contract. These guarantees include allowing lifetime withdrawals and making annuity payments that will not change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the contract.

The charge also compensates us for expense risks we assume to cover contract maintenance expenses. These expenses may include issuing contracts, maintaining records, making and maintaining subaccounts available under the contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the contract. If the mortality and expense charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses or for any other purpose.

SURRENDER CHARGE


We impose a surrender charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the accumulation phase, you can make a withdrawal from your contract (either a partial or a complete withdrawal). A surrender charge is assessed against any amount withdrawn during the first five contract years (this may include amounts withdrawn pursuant to a divorce or separation instrument, if permissible under tax law), except as described below. A withdrawal made pursuant to a divorce or separation instrument is subject to the same surrender charge provisions described above, if permissible under tax law.


The surrender charge is calculated at the time of each withdrawal in accordance with the following:

             Number of Complete Years from         Surrender Charge
             Contract Date                  (% of Amount Withdrawn)
             -------------                  -----------------------
                    0                                  2
                    1                                  2
                    2                                  2
                    3                                  2
                    4                                  2
                    5 and thereafter                   0

For a partial withdrawal, you may elect to have the surrender charge deducted either from the remaining contract value, if sufficient, or from the amount withdrawn. If the remaining contract value is not sufficient, the surrender charge is deducted from the amount withdrawn.

WE DO NOT ASSESS THE SURRENDER CHARGE ON ANY AMOUNTS PAID OUT AS ANNUITY PAYMENTS OR AS DEATH BENEFITS. ALSO, NO SURRENDER CHARGE WILL APPLY TO WITHDRAWALS UNDER THE GWB FEATURE THAT ARE LESS THAN OR EQUAL TO THE GWB AMOUNT. However, a surrender charge will be assessed on withdrawals prior to the youngest annuitant reaching age 59 1/2 or, thereafter, on any withdrawals in excess of the GWB Amount (see "Guaranteed Withdrawal Benefit for Life" for more information). In addition, we will not assess the surrender charge on required distributions from qualified contracts in order to satisfy federal income tax rules or to avoid federal income tax penalties. This exception applies only to amounts required to be distributed from this contract. Such withdrawals must be made through the Systematic Withdrawal Program, with certain exceptions. (See "Access To Your Money--Systematic Withdrawal Program" for more information.)

PREMIUM AND OTHER TAXES

We reserve the right to deduct from purchase payments, account balances, withdrawals, death benefits or income payments any taxes relating to the contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the account balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until annuity payments begin.

EXCHANGE FEE

Currently, the contract offers only one investment option. In the future, we may make additional investment options available, in which case you may be able to exchange contract value between investment options. We currently allow unlimited exchanges without charge during the accumulation phase. However, we have reserved the right to limit the number of exchanges to a maximum of 12 per year without charge and to charge an exchange fee of $25 for each exchange greater than 12 in any year. The exchange fee is deducted from the investment option from which the exchange is made. However, if the entire interest in an account is being exchanged, the exchange fee will be deducted from the amount which is exchanged.

INCOME TAXES

We reserve the right to deduct from the contract for any income taxes which we incur because of the contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the contract that offset variable account income. If this should change, it is possible we could incur income tax with respect to the contract, and in that event we may deduct such tax from the contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

INVESTMENT OPTION EXPENSES

There are deductions from and expenses paid out of the assets of each investment option, which are described in the fee table in this prospectus and the investment option prospectuses. These deductions and expenses are not charges under the terms of the contract, but are represented in the share values of each investment option.

5. ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE


Under the contract you can receive regular income payments (referred to as ANNUITY PAYMENTS). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be at least 30 days after we issue the contract. Annuity payments must begin by the first day of the calendar month on or after the contract anniversary on or after the oldest owner's (or, for contracts owned by certain trusts, the oldest annuitant's) 95th birthday.

When you purchase the contract, the annuity date will be the first day of the calendar month on or after the contract anniversary on or after the oldest owner's (or, for contracts owned by certain trusts, the oldest annuitant's) 95th birthday. You can change the annuity date at any time before the annuity date with 30 days prior notice to us.


ANNUITY INCOME OPTIONS


You can choose among income plans. We call those ANNUITY INCOME OPTIONS. We ask you to choose an annuity income option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us.


You will receive the annuity payments during the income phase. The annuitant is the natural person(s) whose life we look to in the determination of annuity payments. The dollar amount of each annuity payment generally will not change.

The contract offers two annuity income options. Unless you elect another annuity income option prior to the annuity date or you elect an earlier annuity date, the contract will default to annuity income option (1).

   ANNUITY INCOME OPTION (1). Under annuity income option (1), on the annuity date, we compare the contract value to the adjusted purchase payment. At contract issue, the adjusted purchase payment is equal to the purchase payment. The adjusted purchase payment is reduced by withdrawals as follows:

   If total withdrawals in any contract year after the youngest annuitant reaches age 59 1/2 do not exceed the GWB Amount for that same contract year, the adjusted purchase payment is reduced by the dollar amount of the withdrawal(s).

   If you make withdrawals before the youngest annuitant reaches age 59 1/2, the adjusted purchase payment will be reduced for each such withdrawal as follows:

      1) At the end of the valuation period in which you make the withdrawal, we divide the withdrawal by what the contract value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction to the adjusted purchase payment.
      2) Multiply the percentage determined in (1) by the adjusted purchase payment immediately before the withdrawal. The result is the amount by which the adjusted purchase payment is reduced.

   If you make withdrawals on or after the date the youngest annuitant reaches age 59 1/2 and the total withdrawals in a contract year are greater than the GWB Amount for that contract year, then the adjusted purchase payment will be reduced by the amount of the GWB Amount for that contract year, then further reduced for each such withdrawal as follows:

      1) Determine the portion of the most recent withdrawal, in combination with the sum of all other withdrawals taken in the current contract year, that exceeds the GWB Amount for that contract year.
      2) Determine what the contract value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that contract year.
      3) Determine the percentage reduction in the adjusted purchase payment by dividing the amount determined in (1) by the amount determined in (2).
      4) Multiply the percentage determined in (3) by the adjusted purchase payment prior to the excess withdrawal.

   Take the adjusted purchase payment prior to the excess withdrawal and reduce it by the amount determined in (4).

   For example, assume your contract has one annuitant who is age 55 and you made a $25,000 purchase payment (the example does not reflect the deduction of income taxes or tax penalties, or fees and charges):

         . At issue, the adjusted purchase payment is equal to the purchase payment, $25,000.

         . Assume that your contract value is $30,000 later in that contract year, and you make one $5,000 withdrawal. Because the withdrawal is made prior to the youngest annuitant reaching age 59 1/2, the adjusted purchase payment would be reduced by $5,000 divided by $30,000, or 16.67%. The result is a new adjusted purchase payment of $20,833 ($25,000 minus [$25,000 multiplied by 16.67%]).

         . Assume that six years later, your contract value is $40,000, you have begun taking withdrawals under the GWB feature, your GWB Amount is $1,600, and you make total withdrawals of $5,000 in that contract year. The GWB Amount reduces the adjusted purchase payment by the dollar amount of the GWB Amount; however, because you make an excess withdrawal of $3,400 ($5,000 minus $1,600), the adjusted purchase payment would be further reduced by [$3,400 divided by ($40,000 minus $1,600)], or 8.85%. The result is a new adjusted purchase payment of $17,531 ($20,833 minus $1,600 minus [($20,833 minus $1,600) multiplied by 8.85%]).

   If the adjusted purchase payment is greater than or equal to the contract value: you will receive annuity income payments equal to your eligible GWB Amount (see "Guaranteed Withdrawal Benefit for Life" for more information) that will be paid to you as annuity payments until there is no longer any living annuitant.

   If on the death of the last surviving annuitant the total of all annuity payments on or after the annuity date is less than the adjusted purchase payment, we will pay to the beneficiary the GWB Amount as annuity income payments until the total payments made to the annuitant(s) and beneficiary (or if there is no living beneficiary to the last surviving beneficiary's estate) are equal to the adjusted purchase payment.

   If the contract value on the annuity date is greater than the adjusted purchase payment: you will receive annuity income payments equal to the greater of (a) or (b), where (a) is your eligible GWB Amount and (b) is the amount of annuity payments that will be paid to you by applying your contract value determined as of the annuity date (less premium and other taxes) to annuity income purchase rates that will pay you monthly annuity payments terminating with the last payment due prior to the death of the last living annuitant.

   If on the death of the last surviving annuitant the total of all annuity income payments on or after the annuity date is less than the contract value on the annuity date, we will refund the difference to your beneficiary (or if there is no living beneficiary to the last surviving beneficiary's estate).


   Annuity income option (1) is only available on the latest possible annuity date unless the contract is converted to an annuity income option as described in "Guaranteed Withdrawal Benefit for Life--Conversion of GWB Amount To Annuity Payments." The latest possible annuity date is the first day of the calendar month on or after the contract anniversary on or after the oldest owner's (or, for contracts owned by certain trusts, the oldest annuitant's) 95th birthday.


   ANNUITY INCOME OPTION (2). You may have the contract value determined as of the annuity date (less premium and other taxes) applied to annuity income purchase rates that will pay you monthly annuity payments until there is no longer any living annuitant or for 120 monthly payments, whichever is longer.

   If the surviving annuitant dies before we have made all annuity payments due under the contract, any remaining annuity payments will be paid to the beneficiary or if there is no living beneficiary to the last surviving beneficiary's estate. The beneficiary or estate may choose instead to receive the present value of the remaining annuity payments in a lump sum. This annuity income option is available on any annuity date. IF ELECTED, BENEFITS UNDER THE GWB FEATURE WILL TERMINATE.

ADDITIONAL INFORMATION

If the contract value or annual GWB amount is not sufficient to provide you with a monthly income payment of at least $20, we will pay you the contract value without application of any surrender charge.

We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If an annuitant's age or sex has been misstated, we will adjust the amount of monthly annuity income to the amount that would have been provided at the correct age or sex. Once annuity income has begun, any overpayments or underpayments, with interest at 6% per annum, will be, as appropriate, deducted from or added to the payment or payments made after the adjustment.

In the event that you purchased the contract as a tax-qualified contract, you must take distribution of the contract value in accordance with the minimum required distribution rules set forth in applicable tax law. Under certain circumstances, you may satisfy those requirements by electing an annuity option. Upon your death, if annuity payments have already begun, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death. (See "Federal Income Tax Status" and the Statement of Additional Information for more details.)

6. ACCESS TO YOUR MONEY

You can have access to the money in your contract by making a withdrawal (either a partial or a complete withdrawal) or by electing to receive annuity payments. Your beneficiary can have access to the money in the contract when a death benefit is paid.

Under most circumstances, withdrawals can only be made during the accumulation phase. Partial withdrawals before the youngest annuitant reaches age 59 1/2 or withdrawals that exceed the Guaranteed Withdrawal Benefit Amount allowed under the Guaranteed Withdrawal Benefit For Life feature may significantly impact the Guaranteed Withdrawal Benefit Amount by proportionally reducing the value upon which the benefit is determined. (See "Guaranteed Withdrawal Benefit for Life" for more information.)

When you make a complete withdrawal, you will receive the withdrawal value of the contract. The withdrawal value of the contract is the contract value of the contract at the end of the business day when we receive a written request for a withdrawal, less any applicable surrender charge.

Unless you instruct us otherwise, any partial withdrawal will be made pro rata from the investment option(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $50. You may request partial withdrawals by sending a letter to the Annuity Service Center or calling us there. Withdrawals by telephone or internet (where otherwise available) are limited as follows: (1) no withdrawal may be for more than $100,000; (2) total telephone withdrawals in a seven day period cannot total more than $100,000; and (3) if we have recorded an address change for an owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone and internet withdrawal requirements or limitations.

We will pay the amount of any withdrawal from the variable account within seven days of when we receive the request in good order unless the suspension of payments or exchanges provision is in effect.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by the contract owner's banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

In order to withdraw all or part of your contract value, you must submit a request to our Annuity Service Center. (See "Other Information--Requests and Elections."). We have to receive your withdrawal request in our Annuity Service Center prior to the annuity date or last owner's death. If we are presented in good order with notification of the death of the last surviving annuitant before any requested transaction is completed (including transactions under Systematic Withdrawal Programs), we will cancel the request.

There are limits to the amount you can withdraw from certain tax-qualified contracts. (See "Federal Income Tax Status.")

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.



SYSTEMATIC WITHDRAWAL PROGRAM

You may use the Systematic Withdrawal Program to make withdrawals in an amount up to your eligible GWB Amount on a periodic basis. Systematic withdrawals must be at least $50 on a monthly, quarterly, semi-annual or annual basis. If you make an additional withdrawal that is not part of a Systematic Withdrawal Program, we will terminate the program for the remainder of the contract year, and you must re-enroll to start a new Systematic Withdrawal Program.

Your Systematic Withdrawal Program transactions will take place on the first day of the month for the period you selected. If the New York Stock Exchange is closed on the scheduled day in a particular month, the withdrawal will take place on the next business day.

If your contract is a qualified contract and you are subject to required minimum distributions ("MRD") under the Code, you must agree to receive your MRD through our Systematic Withdrawal Program so that we do not treat that part of your MRD that exceeds the GWB Amount as an excess withdrawal. (See "Guaranteed Withdrawal Benefit for Life--Withdrawals in Excess of Annual GWB Amount" for more information.)

IN ORDER TO RECEIVE THE GREATER OF YOUR ELIGIBLE GWB AMOUNT OR MRD, YOU MUST AGREE TO THE FOLLOWING CONDITIONS:

  (1) You must elect to receive the greater of the GWB Amount and the MRD and authorize us to calculate the MRD for you;

  (2) The MRD for a calendar year will be determined by us exclusively from the contract value of this contract;
  (3) No MRD withdrawal may occur until after December 31st of the calendar year in which your contract was issued;
  (4) If the contract was purchased prior to your reaching age 70 1/2, your first MRD must be withdrawn in the calendar year in which you reach age 70 1/2 (even though the Code allows you to delay your first MRD until April 1st of the following calendar year). We require this because only one calendar year's MRD will qualify for the exception to withdrawals in excess of the GWB Amount; and
  (5) If you make a withdrawal other than through this Systematic Withdrawal Program, you will no longer be eligible to receive the greater of the MRD or GWB Amount during that contract year, and any amounts withdrawn in excess of the GWB Amount will be considered excess withdrawals (see "Guaranteed Withdrawal Benefit for Life--Withdrawals in Excess of Annual GWB Amount"). The Systematic Withdrawal Program will terminate and you must re-enroll in the Systematic Withdrawal Program for the next contract year.

We reserve the right to limit or modify this Systematic Withdrawal Program if we determine that the program will cause us to distribute during any contract year an amount more than the greater of the GWB Amount or the MRD for any calendar year.

Each Systematic Withdrawal may be subject to federal income taxes, including any penalty tax that may apply. We reserve the right to modify or discontinue the Systematic Withdrawal Program except as necessary to meet MRD withdrawals as described above. (For a discussion of the surrender charge, see "Expenses" above.)

SUSPENSION OF PAYMENTS OR EXCHANGES

We may be required to suspend or postpone payments for withdrawals or exchanges for any period when:

  . the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  .   trading on the New York Stock Exchange is restricted;
  . an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of shares of the investment options is not reasonably practicable or we cannot reasonably value the shares of the investment options;
  . or during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an owner's ability to make certain transactions and thereby refuse to accept any requests for exchanges, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7. GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

Your contract is issued with a living benefit feature that offers protection against market risk (the risk that your investments may decline in value or underperform your expectations). This feature is called the Guaranteed Withdrawal Benefit for Life (GWB).

The GWB guarantees that when the youngest annuitant reaches age 59 1/2, you are eligible to withdraw a specific amount each contract year called the Guaranteed Withdrawal Benefit Amount ("GWB Amount"). The GWB Amount, described below, is available for withdrawal each contract year during the annuitant(s)' lifetime regardless of your contract value. You may make partial withdrawals up to the GWB Amount during the contract year. You are not required to make any withdrawals. However, unused portions of the GWB Amount are not cumulative and do not carry over into future contract years.

The GWB Amount is determined each contract year by multiplying the Guaranteed Withdrawal Benefit Value ("GWB Value"), described below, by the Withdrawal Percentage, also described below. THE GWB VALUE DOES NOT ESTABLISH OR GUARANTEE ANY CONTRACT VALUE OR MINIMUM RETURN FOR ANY INVESTMENT OPTION AND CANNOT BE TAKEN AS A LUMP SUM. Income taxes and penalties may apply to your withdrawals.

No benefit is payable until the youngest annuitant reaches age 59 1/2. Withdrawals prior to the youngest annuitant reaching 59 1/2 will decrease the GWB Value as described below in "Withdrawals Before Youngest Annuitant Reaches Age 59 1/2". The annuitant(s) will be listed on the contract and may not be changed after the contract date (except by court order).

You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the GWB feature. For example, taking your first withdrawal at a younger age may result in a lower Withdrawal Percentage. However, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy).

You have the option of receiving withdrawals under the GWB feature or receiving payments under an annuity income option. You should consult with your registered representative when deciding how to receive income under this contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the GWB Value (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization.

At any time during the accumulation phase, you can elect to annuitize under current annuity rates. This may provide higher income amounts if the current annuity option rates applied to the contract value on the annuity date exceed the GWB Amount payments. Also, after-tax annuity income payment amounts provided by annuitizing under current annuity rates may be higher due to different tax treatment of this income compared to the tax treatment of the payments received under the GWB feature. (See "Federal Income Tax Status")

TAX TREATMENT. The tax treatment of withdrawals under the GWB feature is uncertain. It is conceivable that the amount of potential gain could be determined based on the GWB Value at the time of the withdrawal, if the GWB Value is greater than the contract value (prior to surrender charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the contract. Consult your tax advisor prior to purchase.

MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this feature, your annual withdrawals cannot exceed the GWB Amount each contract year. In other words, you should not take excess withdrawals. If you do take an excess withdrawal, we will reduce the GWB Value proportionately (as described below) and reduce the GWB Amount to the new GWB Value multiplied by the applicable Withdrawal Percentage. These reductions in the GWB Value and GWB Amount may be significant particularly when the contract value is lower than the GWB Value (see "Withdrawals in Excess of Annual GWB Amount" below). You are still eligible to receive lifetime payments so long as the withdrawal that exceeded the GWB Amount did not cause your contract value to decline to zero. IF THE CONTRACT VALUE IS REDUCED TO ZERO BECAUSE YOU MAKE A FULL WITHDRAWAL AND TOTAL WITHDRAWALS IN THAT CONTRACT YEAR (INCLUDING THE WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO) EXCEED THE GWB AMOUNT, YOUR CONTRACT WILL BE TERMINATED AND YOU WILL NOT RECEIVE LIFETIME PAYMENTS. IT IS YOUR RESPONSIBILITY TO MANAGE WITHDRAWALS, AND YOU WILL NOT BE NOTIFIED IF YOU SUBMIT A WITHDRAWAL REQUEST THAT

CAUSES AN EXCESS WITHDRAWAL, INCLUDING AN EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO AND TERMINATES THE CONTRACT.

You are not required to withdraw the full GWB Amount each year. However, if you choose to receive only a part of your GWB Amount in any given contract year, your GWB Amount is not cumulative and your GWB Value and GWB Amount will not increase as a result of taking a smaller withdrawal. For example, if your Withdrawal Percentage is 5%, you cannot withdraw 3% of the GWB Value in one year and then withdraw 7% of the GWB Value the next year without making an excess withdrawal in the second year.



REQUIRED MINIMUM DISTRIBUTIONS. For IRAs and other contracts subject to
Section 401(a)(9) of the Code, you may be required to take withdrawals to fulfill MRD generally beginning at age 70 1/2. These required distributions may be larger than your GWB Amount. If you enroll in the Systematic Withdrawal Program (see "Access to Your Money--Systematic Withdrawal Program"), we will not treat that part of your MRD that exceeds the GWB Amount as an excess withdrawal. You must be enrolled in the Systematic Withdrawal Program to qualify for this exception. The calculation of required distributions is based only on information relating to this contract only. To enroll in the Systematic Withdrawal Program, please contact our Annuity Service Center.

GWB AMOUNT

The initial GWB AMOUNT is determined by multiplying the applicable WITHDRAWAL PERCENTAGE by the GWB Value. Once the GWB Amount is determined for a contract year, it will not change for the rest of that contract year. On each subsequent contract anniversary, the GWB Amount may change as described below.

Before the youngest annuitant reaches the age of 59 1/2, the GWB Amount is zero.

Once the youngest annuitant reaches age 59 1/2, your first withdrawal will establish a Withdrawal Percentage that will never change.

If the contract has two annuitants on the contract date and one annuitant dies before a Withdrawal Percentage is determined, the age of the surviving annuitant will be used to determine the applicable Withdrawal Percentage from the table below. If you never take a withdrawal before the latest possible annuity date, a 6% Withdrawal Percentage will be used to establish your eligible GWB Amount on the latest possible annuity date.

                -----------------------------------------------
                Youngest Annuitant's Age  Withdrawal Percentage
                -----------------------------------------------
                     59 1/2 - 64          4%
                -----------------------------------------------
                     65 - 75              5%
                -----------------------------------------------
                     76 and older         6%
                -----------------------------------------------

On each contract anniversary, a new GWB Amount will be calculated by multiplying the Withdrawal Percentage established by your first withdrawal after the youngest annuitant reaches age 59 1/2 by the GWB Value on that same contract anniversary.

Generally, your new GWB Amount will be equal to or greater than the first GWB Amount established following the first withdrawal after the youngest annuitant reached 59 1/2 as long as total withdrawals in any contract year do not exceed the GWB Amount for that same contract year.

Each time you make a withdrawal, your contract value will be reduced by the amount of the withdrawal. However, if total withdrawals in any contract year exceed the GWB Amount for that same contract year, there will be a proportionate reduction in your GWB Value as described below which may result in a lower GWB Amount in future contract years.

See Appendix C for examples of how your GWB Amount is calculated.

GWB VALUE

The GWB VALUE is a value that is used to determine the GWB Amount each contract year once you make your first withdrawal after the youngest annuitant reaches age 59 1/2. Your contract will also have a GWB Value prior to the date the youngest annuitant reaches age 59 1/2, and during that time the GWB Value may increase or decrease as described below.

The GWB Value on the contract date is equal to the purchase payment. If you make withdrawals before the youngest annuitant reaches age 59 1/2 the GWB Value will be reduced proportionately. (See "Withdrawals Before Youngest Annuitant Reaches Age 59 1/2" below). Similarly, if you make withdrawals after the youngest annuitant reaches age 59 1/2 and the total withdrawals in a contract year are greater than the GWB Amount for that contract year, then the GWB Value will be reduced proportionately. (See "Withdrawals in Excess of Annual GWB Amount" below.)

On each contract anniversary prior to the oldest annuitant turning age 85, the GWB Value is compared to the contract value to determine whether the GWB Value should be increased. If the contract has joint annuitants and the oldest annuitant dies before the contract anniversary that falls on or after his or her 85/th/ birthday, the surviving annuitant's age will be used. However, if the oldest annuitant dies on or after the contract anniversary that falls on or after his or her 85/th/ birthday, the GWB Value will not increase.

If the contract value is lower than the GWB Value, the GWB Value will not change.

If the contract value is greater than the GWB Value, the GWB Value will be automatically increased to equal the contract value. If you make a withdrawal on the contract anniversary, the withdrawal will be deducted from the contract value after it is compared to the GWB Value.

Any new GWB Value will be used to determine the GWB Amount for the rest of that contract year, provided the youngest annuitant has reached age 59 1/2 and a Withdrawal Percentage has been established by your first withdrawal of a GWB Amount.

WITHDRAWALS BEFORE YOUNGEST ANNUITANT REACHES AGE 59 1/2

You are not eligible to withdraw any part of the GWB Amount until the youngest annuitant reaches age 59 1/2. If you make a withdrawal before the youngest annuitant reaches age 59 1/2, the GWB Value is reduced by a percentage determined by dividing the withdrawal amount by the contract value at time of the withdrawal. We calculate the new GWB Value as follows.

  (1) At the end of the valuation period (a "valuation period" is the period of time between one determination of the value of accumulation units to the next determination on the following business day) in which you make the withdrawal, we divide the withdrawal by what the contract value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction in the GWB Value.
  (2) Multiply the percentage determined in (1) by the GWB Value immediately before the withdrawal. The result is the amount by which the old GWB Value is reduced.

For example, assume your contract has one annuitant who is age 55 and you made a $25,000 purchase payment (the example does not reflect the deduction of income taxes or tax penalties, or fees and charges other than the surrender charge):

  . If you make no withdrawals during the first contract year your GWB Value would be $25,000 for the whole contract year.
  . Assume that your contract value is $30,000 later in that contract year and you make one $5,000 withdrawal ($4,900 of which would be paid to you after deduction of a $100 surrender charge).
  . Your GWB Value would be reduced by 16.67% ($5,000 withdrawal amount divided by $30,000 contract value).
  . The result is a new GWB Value of $20,833 ($25,000 GWB Value minus [$25,000 multiplied by 16.67%]).

WITHDRAWALS IN EXCESS OF ANNUAL GWB AMOUNT

If you withdraw more than the GWB Amount in any contract year on or after the youngest annuitant reaches age 59 1/2, the GWB Value is reduced by an amount equal to the percentage determined by dividing the portion of a withdrawal that is in excess of the GWB Amount for that contract year ("excess withdrawal") by the contract value at time of the excess withdrawal, as described below. The new GWB Value following an excess withdrawal is calculated as follows:

   1) Determine the portion of the most recent withdrawal, in combination with the sum of all other withdrawals taken in the current contract year, that exceeds the GWB Amount for that contract year.
   2) Determine what the contract value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that contract year.
   3) Determine the percentage reduction in GWB Value by dividing the amount determined in (1) by the amount determined in (2).
   4) Multiply the percentage determined in (3) by the GWB Value prior to the withdrawal.
   5) Take the GWB Value prior to the withdrawal and reduce it by the amount determined in (4). This will result in a new GWB Value.

For example, assume your contract is in its sixth contract year, has one annuitant who is age 60, a contract value of $30,000 and a GWB Value of $25,000 (the example does not reflect the deduction of income taxes or tax penalties or fees and charges; surrender charges do not apply after the fifth contract year):

         . If you make a first withdrawal of $5,000 in the sixth contract year, you will establish a Withdrawal Percentage of 4% and be eligible to withdraw up to the GWB Amount of $1,000 ($25,000 multiplied by 4%) without causing a reduction in GWB Value.
         . Because your first withdrawal is $5,000, $1,000 of the withdrawal is eligible to be applied to the GWB Amount for that contract year and $4,000 of the withdrawal is an excess withdrawal.
         . For purposes of determining the impact on the GWB Value, the contract value is first reduced by the GWB Amount ($30,000 minus $1,000) resulting in a contract value of $29,000.
         . The $4,000 excess withdrawal proportionally reduces the contract value by 13.79% ($4,000 divided by $29,000) which results in a new GWB Value of $21,552.50 ($25,000 less [25,000 multiplied by 13.79%]).
         . If there are no further withdrawals in that contract year and the GWB Value is not increased on the next contract anniversary, the GWB Amount for the next contract year will be $862.10 ($21,552.50 multiplied by 4%).

If the contract is a qualified contract and you elect to receive your MRD under the Code through our Systematic Withdrawal Program, the references to GWB Amount in (1) and (2) above shall mean "the greater of the GWB Amount or any minimum required distribution under the Code determined exclusively by us from the contract value." If you take a withdrawal to satisfy your minimum required distribution in a way other than through our Systematic Withdrawal Program and your MRD is in excess of your GWB Amount, the withdrawal may result in surrender charges (if applicable) and a reduction in your GWB Value.

Any premium tax amount that we deduct from your contract value will not be treated as an excess withdrawal.

See Appendix C for additional examples of GWB Value increases and decreases.

CONVERSION OF GWB AMOUNT TO ANNUITY PAYMENTS

If the contract value is reduced to zero because you make a full withdrawal and total withdrawals in that contract year (including the withdrawal that reduces the contract value to zero) do not exceed the GWB Amount, we will convert the contract to an annuity income option. If that happens, we will pay you the difference between your GWB Amount for that contract year (less prior withdrawals in that contract year) and the contract value prior to that withdrawal, and then, on the first day of the calendar month on or after your next contract anniversary, the contract will convert to an annuity option that will pay you an annual amount equal to your GWB Amount for so long as any annuitant is still alive. The first payment will be equal to any remaining portion of the GWB Amount for the contract year at the time of conversion. Once a conversion occurs under this provision, the contract will no longer have a contract value.

IF THE CONTRACT VALUE IS REDUCED TO ZERO BECAUSE YOU MAKE A FULL WITHDRAWAL AND TOTAL WITHDRAWALS IN THAT CONTRACT YEAR (INCLUDING THE WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO) EXCEED THE GWB AMOUNT, YOUR CONTRACT WILL BE TERMINATED AND YOU WILL NOT RECEIVE ANY ANNUITY INCOME PAYMENTS.

If you are receiving GWB Amount payments through our Systematic Withdrawal Program and a withdrawal under the Systematic Withdrawal Program causes this provision to apply, we will continue to pay your GWB Amount as an annuity income payment on the same day of the month for the period you selected under the Systematic Withdrawal Program.

The resulting GWB Amount for future contract years will be paid in monthly annuity income payments as long as each monthly annuity income payment is at least $20. We reserve the right to pay the GWB Amount as an annual annuity income payment or in any other payment method that is mutually agreeable to you and us.

DEATH BENEFIT AFTER CONVERSION OF GWB AMOUNT TO ANNUITY PAYMENTS. On the death of the last surviving annuitant, payments will continue to your beneficiary until the beneficiary has received the Return of Purchase Payment death benefit described below under "Death Benefit During the Accumulation Phase." Once annuity income payments begin, the Return of Purchase Payment death benefit will be reduced by the amount of each annuity income payment. These payments will be equal in amount, except for the last payment, which will be in an amount necessary to reduce the Return of Purchase Payment death benefit described below to zero.

ADDITIONAL INFORMATION

If an annuitant's age has been misstated, we will adjust the GWB Amount to reflect the actual age. If we have previously overpaid GWB Amounts and the GWB Amounts have been converted to an annuity income option as described in the

Conversion of GWB Amount to Annuity Payments provision of this contract, we will withhold and apply any future GWB Amounts to the overpayment until we have recovered the amount of the overpayment. If the contract has terminated, we reserve the right to recover the amount of any overpayment from your estate. If we have previously underpaid GWB Amounts and the GWB Amounts have been converted to an annuity income option as described in the Conversion to Annuity Income of GWB Amount Payments provision of this Contract, we will make a lump sum payment equal to the amount previously underpaid plus interest at 6% per annum, compounded annually.

For contracts not owned by a trust, owner(s) must be annuitant(s). Because the Internal Revenue Code requires certain distributions following the death of an owner, we limit joint ownership to spouses only. In order to continue the contract and the GWB after the first annuitant's death, the designated joint annuitant must be the first annuitant's spouse on the date of death.

For contracts owned by a grantor trust, in order for the joint annuitant to be able to continue the contract after the first annuitant's death, federal income tax law requires that the designated beneficiary (in this case, the joint annuitant) must be the annuitant's spouse on the date of the annuitant's death. This may impact certain estate planning considerations which depend on the grantor trust being treated as the designated beneficiary and should be taken into account prior to the purchase of the contract.

We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and non-qualified contracts subject to Section 72(s)).

8. PERFORMANCE

We periodically advertise subaccount performance relating to the investment options. We will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the variable account product charges and the investment option expenses. It does not reflect the deduction of any applicable account fee or surrender charge. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the variable account product charges, account fee, surrender charges, and the investment option expenses.

For periods starting prior to the date the contract was first offered, the performance will be based on the historical performance of the corresponding investment options for the periods commencing from the date on which the particular investment option was made available through the variable account.

In addition, the performance for the investment options may be shown for the period commencing from the inception date of the investment options. These figures should not be interpreted to reflect actual historical performance of the variable account.

We or a selling firm may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment options and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

We or a selling firm may advertise the GWB feature using illustrations showing how the benefit works with historical performance of specific investment options or with a hypothetical rate of return or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the portfolio expenses of the underlying investment options.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

9. DEATH BENEFIT DURING THE ACCUMULATION PHASE

UPON YOUR DEATH

If you die during the accumulation phase, we will pay a death benefit to your beneficiary (or beneficiaries).

Where there are multiple beneficiaries, the death benefit for each beneficiary will be determined as of the time that beneficiary submits the necessary documentation in good order. If we are presented in good order with notification of the death of the last surviving annuitant before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request.

If you have a joint annuitant, the death benefit will not be paid when the first annuitant dies (except for certain qualified contracts with a joint annuitant who is age 95 or older at the death of the first annuitant--see "Spousal Continuation" below). Upon the death of either annuitant, the surviving joint annuitant will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary, unless instructed otherwise.

If a non-natural person owns the contract, the annuitant will be deemed to be the owner in determining the death benefit.

DEATH BENEFIT

The death benefit will be payable to your beneficiaries upon the last surviving annuitant's death. The beneficiaries must elect the death benefit to be paid under one of the two options below. Subject to our administrative procedures, we will pay a death benefit equal to the contract value death benefit if the contract value death benefit is greater than the sum of payments to be received under the Return of Purchase Payment death benefit. Until you direct us to pay those proceeds to you in a lump sum or under any other option we make available, the death benefit amount will remain in the variable account for up to five years from the date of death.

1) Contract Value

The first option is a death benefit equal to the contract value as determined as of the end of the business day on which we receive due proof of death and an election for the payment method. This death benefit amount remains in the investment options until each of the beneficiaries submits the necessary documentation in good order to claim his/her death benefit. (See "General Death Benefit Provisions" below.) Any death benefit amounts held in the variable account on behalf of the remaining beneficiaries are subject to investment risk.

2) Return of Purchase Payment Death Benefit

The second option is a Return of Purchase Payment death benefit, equal to the Purchase Payment reduced by withdrawals as described below.

If total withdrawals in any contract year after the youngest annuitant reaches age 59 1/2 do not exceed the GWB Amount for that same contract year, the Return of Purchase Payment death benefit is reduced by the dollar amount of the withdrawal(s).

If you make withdrawals before the youngest annuitant reaches age 59 1/2, the Return of Purchase Payment death benefit will be reduced as follows:

   1) At the end of the valuation period in which you make the withdrawal, we divide the withdrawal by what the contract value would have been at the end of the valuation period had you not taken the withdrawal. The result is the percentage factor used to calculate the reduction in the Return of Purchase Payment death benefit.
   2) Multiply the percentage determined in (1) by the Return of Purchase Payment death benefit immediately before the withdrawal. The result is the amount by which the old Return of Purchase Payment death benefit is reduced.

If you make withdrawals after the youngest annuitant reaches age 59 1/2 and the total withdrawals in a contract year are greater than the GWB Amount for that contract year, then the Return of Return of Purchase Payment death benefit will be equal to the Return of Purchase Payment death benefit, reduced by the amount of the GWB Amount for that contract year, then further reduced as follows:

   1) Determine the portion of the most recent withdrawal, in combination with the sum of all other withdrawals taken in the current contract year, that exceeds the GWB Amount for that contract year.

   2) Determine what the contract value would have been at the end of the valuation period had you NOT taken the withdrawal, less any portion of the most recent withdrawal that is eligible to be applied to the GWB Amount in that contract year.
   3) Determine the percentage reduction in Return of Purchase Payment death benefit by dividing the amount determined in (1) by the amount determined in (2).
   4) Multiply the percentage determined in (3) by the Return of Purchase Payment death benefit prior to the excess withdrawal.
   5) Take the Return of Purchase Payment death benefit prior to the excess withdrawal and reduce it by the amount determined in (4). This will result in a new Return of Purchase Payment death benefit.

If the last annuitant dies before a withdrawal percentage has been determined, the withdrawal percentage will be based on the age of last annuitant at time of death. If the last annuitant had not reached age 59 1/2 at the time of their death, the withdrawal percentage will be 4%.

The Return of Purchase Payment death benefit will be paid to your beneficiary in monthly payments or at any frequency acceptable to your beneficiary and us (but not less than annually). Such installment payments shall be equal in amount, except for the last payment, which will be in an amount necessary to reduce the Return of Purchase Payment death benefit to zero. Except to the extent required under federal income tax law, the total annual payment will not exceed the GWB Amount. If your beneficiary dies while such payments are made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing.

(See Appendix B for examples of the death benefit.)

GENERAL DEATH BENEFIT PROVISIONS

Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments. The death benefit amount remains in the variable account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the variable account will continue to be subject to investment risk. This risk is borne by the beneficiary.

After the death of all the owners and annuitants, each beneficiary has the right to receive their share of the death benefit. Before we make a payment to any beneficiary, we must receive at our Annuity Service Center due proof of death (generally a death certificate, see "Proof of Death", below) for each owner and annuitant, an election for the payment method and any required tax withholding and other forms. We may seek to obtain a death certificate directly from the appropriate governmental body if we believe that any owner may have died.

Once we have received due proof of death, we will, upon Notice to us, pay any beneficiary who has provided us with required tax withholding and other forms. We will then have no further obligations to that beneficiary. If a beneficiary has been designated to receive a specified fraction of the death benefit, we will pay that fraction as determined on the date of payment.

PROOF OF DEATH. We will require due proof of death before any death benefit is paid. Due proof of death will be:

  .   a certified death certificate;
  . a certified decree of a court of competent jurisdiction as to the finding of death;
  .   a written statement by a licensed medical doctor who attended the deceased; or
  .   any other proof satisfactory to us.

If the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law generally allows distributions to begin by the year in which the annuitant would have reached 70 1/2 (which may be more or less than five years after the annuitant's death).

A beneficiary must elect the death benefit to be paid under one of the payment options. The entire death benefit must be paid within five years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For tax qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. (See "Federal Income Tax Status.")

If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven days. Payment to the beneficiary under an annuity option may only be elected during the 60-day period beginning with the date we receive due proof of death.


ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but after a thorough search we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important you promptly update your beneficiary designations, including addresses, if they change.


SPOUSAL CONTINUATION

When the primary beneficiary is the spouse of the annuitant and is a joint annuitant, upon the first annuitant's death, the spouse will be deemed to have elected to continue the contract in his or her own name. If the contract is a tax qualified contract and the surviving annuitant is age 95 or older on the day we receive due proof death, the contract may not be continued. In this case, the surviving annuitant may elect a death benefit as set forth above.

Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs (see "Federal Income Tax Status"). For contracts owned by a grantor trust, in order for the spouse to be able to continue the contract after the first annuitant's death, federal income tax law requires that the joint annuitant must be the annuitant's spouse on the date of the annuitant's death.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. Accordingly, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such same-sex partner or same-sex spouse would not be able to receive continued payments after the death of the contract owner under the joint annuitants version of the GWB (see "Guaranteed Withdrawal Benefit for Life").

10. FEDERAL INCOME TAX STATUS

INTRODUCTION

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change.

This discussion does not address federal gift tax, state or local income tax, or other considerations which may be involved in the purchase, operation, or exercise of any rights or options under the Contract. Also, this discussion does not address estate tax issues that might arise due to the death of an Owner or Annuitant. The particular situation of each Owner, Annuitant, and Beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due. You should seek competent tax advice on such matters pertaining to you.

In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

TAX DEFERRAL DURING ACCUMULATION PERIOD


Under existing provisions of the Code, any increase in an Owner's contract value is generally not taxable to the Owner until received, either in the form of annuity income payments or in some other form of distribution. However, as discussed below, this rule applies only if:


(1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2) the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3) the Owner is an individual (or an individual is treated as the Owner for tax purposes).

DIVERSIFICATION REQUIREMENTS

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Subaccount of the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed currently on the excess of the contract value over the Purchase Payment paid for the Contract. The Subaccounts of the Variable Account intend to comply with the diversification requirements. In this regard, we have entered into agreements with Funds under the Subaccounts that require the Funds to be "adequately diversified" in accordance with the Internal Revenue Code and Treasury Department regulations.

OWNERSHIP TREATMENT

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to make Exchanges among the Investment Options may cause you to be considered the owner of the assets of the Variable Account. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

SEPARATE ACCOUNT CHARGES

It is conceivable that certain benefits or the charges for certain benefits such as the guaranteed withdrawal benefit, could be considered to be taxable each year as deemed distributions from the contract to pay for non-annuity benefits. We currently treat these charges and benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income until distributions are actually made. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-NATURAL OWNER

As a general rule, Contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this rule for non-natural Owners. Under one exception, a Contract will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract as an agent for a natural person. We do not intend to offer the Contracts to "non-natural" persons. However, we will offer the Contracts to revocable grantor trusts in cases where the grantor represents that the trust is for the benefit of the grantor annuitant (i.e. the Contract is held by the trust for the benefit of a natural person (an "individual")). The following discussion assumes that a Contract will be owned by an individual.

DELAYED ANNUITY COMMENCEMENT DATES

On the Contract Date, the Annuity Date is automatically set to be the first day of the calendar month on or after the Contract Anniversary that falls on or after the oldest Owner's 95/th/ birthday. Federal income tax rules do not expressly identify a particular age by which annuity income payments must begin. However, if the Contract's Annuity Date occurs (or is scheduled to occur) at too advanced an age, it is conceivable that the Internal Revenue Service could take the position that the Contract is not an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.

The following discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

In addition, to qualify as an annuity for federal tax purposes, the Contract must satisfy certain requirements for distributions in the event of the death of the Owner of the Contract. The Contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.

QUALIFIED CONTRACTS

You may use the Contract as an Individual Retirement Annuity. The IRA contract has not yet been approved by the IRS as to the form of the IRA. Under
Section 408(b) of the Code, eligible individuals may contribute to an Individual Retirement Annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from a 401(a) plan, a tax sheltered annuity, a 403(b) plan, a Governmental 457(b) plan, or an IRA, may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the Contract's minimum initial payment of $50,000 is greater than the maximum annual contribution permitted to an IRA, a Qualified Contract may be purchased only in connection with a "rollover" of the proceeds from a qualified plan, tax sheltered annuity, or IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a Contract must contain certain provisions:

(1) the Owner of the Contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the Contract cannot be transferable;

(2) the Owner's interest in the Contract cannot be forfeitable; and

(3) annuity and payments following the death of an Owner must satisfy certain required minimum distributions. Contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

2009 MRD WAIVER. For MRDs following the death of the owner or annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The MRD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 MRD waiver.

CONTRACT VALUES AND PROCEEDS

Under current law, you will not be taxed on increases in the value of your Contract until a distribution occurs.

A distribution may occur in the form of a withdrawal, payments following the death of an Owner and payments under an Annuity Income Option.

The assignment or pledge of any portion of the value of a Contract may also be treated as a distribution. In the case of a Qualified Contract, you may not receive or make any such pledge. Any such pledge will result in disqualification of the Contract as an IRA and inclusion of the value of the entire Contract in income.

Additionally, a transfer of Non-qualified Contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to divorce decree).

The taxable portion of a distribution is taxed as ordinary income. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXES ON SURRENDER OF THE CONTRACT BEFORE ANNUITY INCOME PAYMENTS BEGIN

If you fully surrender your Contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your Contract. In addition, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

For Non-Qualified Contracts, the cost basis is generally the amount or your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For Qualified Contracts, we will report the cost basis as zero, and the entire amount of the surrender payment is taxed as ordinary income. You may want to file an Internal Revenue Service form 8608 if any part of your Purchase Payment has been previously taxed.

TAXES ON PARTIAL WITHDRAWALS

Withdrawals of the GWB Amount and withdrawals received under the Systematic Withdrawal Program are treated as partial withdrawals.

Partial Withdrawals under a Non-Qualified Contract are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of your Purchase Payment, until all investment income has been withdrawn. You will be taxed on the amount withdrawn to the extent that your contract value at that time exceeds your payments. In the event of your GWB Amount in a contract year exceeds your contract value, you will be taxed on the amount withdrawn to the extent that your GWB Amount exceeds your Purchase Payment.

Partial withdrawals under the Qualified Contract are prorated between taxable income and non-taxable return of investment. We will report the cost basis of a Qualified Contract as zero, and the partial withdrawal will be fully taxed unless you have filed an Internal Revenue Service form 8608 to identify the part of your Purchase Payment that has been previously taxed.

Partial and complete withdrawals may be subject to a 10% penalty tax (see "10% Penalty Tax on Early Withdrawals"). Partial and complete withdrawals also may be subject to federal income tax withholding requirements.

AGGREGATION OF CONTRACTS

In certain circumstances, the IRS may determine the amount of annuity income payment or withdrawal from a contract that is includible in income by combining some or all of the annuity contracts a persons owns. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by us, the IRS might in certain circumstances treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining the portion of the distribution that is includible in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal or an annuity income payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

In the case of a Qualified Contract, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one Contract.

TAXES ON ANNUITY INCOME PAYMENTS

Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of Annuity Income payments under the Contract generally is taxed on the portion of such income payments that exceed the cost basis in the Contract. In the case of fixed income payments, like the Annuity Income payments provided under the Contract, the exclusion amount is determined by multiplying (1) the Annuity Income payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of Annuity Income payments for the term of the Contract (as determined under Treasury Department regulations). Once the total amount of the investment in the contract is excluded, Annuity Income payments will be fully taxable. If Annuity Income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

For Qualified Contracts, we report the cost basis as zero and each annuity income payment is fully taxed unless you have filed an Internal Revenue Service form 8608 to identify the part of your Purchase Payment that has been previously taxed.


MEDICARE TAX. Beginning January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals whose income exceeds certain threshold amounts (Health Care and Education Reconciliation Act of 2010). For purposes of this tax, net investment income will include income from nonqualified annuity contracts (as well as interest, dividends and certain other items).

The new 3.8% Medicare tax is imposed on the lesser of

   1. the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

   2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)) but such income will increase "modified adjusted gross income" in item 2.

The IRS has issued proposed guidance regarding this income surtax. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.


10% PENALTY TAX ON EARLY WITHDRAWALS OR DISTRIBUTIONS

A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; or

(5) in the case of Qualified Contracts, distributions received from the rollover of the Contracts into another qualified contract or IRA.

We believe that systematic withdrawals under the Systematic Withdrawal Program would not satisfy the exception to the 10 percent penalty tax described in
(4) above. You should consult your tax advisor before electing to take systematic withdrawals commencing prior to age 59 1/2.

OTHER TAX INFORMATION

In the case of a Qualified Contract, a 50% excise tax is imposed on the amount by which minimum required payments following the death of Owner exceed actual distributions.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the Contract, unless the Owner or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld. Such an election will not relieve you of the obligation to pay income taxes on the taxable portion of any distribution.

EXCHANGES OF CONTRACTS

We may issue the Contract in exchange for all or part of another annuity or life insurance contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the contract exchanged. Your contract value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. as a partial surrender, full surrender, annuity income payment or death benefit). If you exchange part of an existing contract of a Contract, the IRS might treat the two as one annuity contract in certain circumstances. See "Aggregation of Contracts".

In addition, before the Annuity Date, if we agree, you may exchange all (but not part) of your contract value for any immediate annuity contract we then offer. Such an exchange will be tax free if certain requirements are satisfied.

You should consult your tax advisor in connection with an exchange for or of a Contract.

TRANSFER OF A CONTRACT TO OR FROM A REVOCABLE GRANTOR TRUST

A contract owned by a revocable grantor trust may be transferred to a grantor, and a Contract owned by one or two individual(s) may be transferred to a revocable grantor trust of which the individual(s) is (are) the grantor(s). In either situation, the Annuitant(s) must remain the same. The federal income tax treatment of such transfers is unclear. You should consult your tax advisor before making such a transfer.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASE PAYMENTS BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to the U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

TAX BENEFITS RELATED TO THE ASSETS OF THE VARIABLE ACCOUNT

We may be entitled to certain tax benefits related to the assets of the variable account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the variable account or to contract owners because we are the owner of the assets from which the tax benefits are derived.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. We will notify you of any changes to your contract. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. The earnings of the Variable Account are taxed as part of our operations, and thus the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under the existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Therefore, we do not expect to incur federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our federal income taxes. We will periodically review the need for a charge to the Variable Account for company federal income taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to provide for such taxes.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

11. OTHER INFORMATION

METLIFE

Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

THE VARIABLE ACCOUNT

We have established a VARIABLE ACCOUNT, Metropolitan Life Separate Account E (the "variable account"), to hold the assets that underlie the contracts. We established the variable account on September 27, 1983. We have registered the variable account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The variable account is divided into subaccounts.

The assets of the variable account are held in our name on behalf of the variable account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the variable account to another account, and to modify the structure or operation of the variable account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your contract value.

We are obligated to pay all money we owe under the contracts--such as death benefits and income payments--even if that amount exceeds the assets in the variable account. Any such amount that exceeds the assets in the variable account is paid from our general account. Any such amount under the GWB that exceeds the assets in the variable account are also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims-paying ability and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.


The investment adviser to certain of the investment options offered with variable annuity contracts issued through the variable account may be regulated as commodity pool operators. While it does not concede that the variable account is a commodity pool, MetLife Investors USA has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company (Distributor), 5 Park Plaza, Suite 1900, Irvine, CA 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800--289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Distributor and we have entered into selling agreements with a selling firm for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by the selling firm. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS

As noted above, Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of our variable annuity contracts. All selling firms receive commissions, and they may also receive some form of non-cash compensation. A selling firm may also receive additional compensation (described below under "Additional Compensation"). These commissions and other incentives or payments are not charged directly to contract owners or the variable account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our general account. A portion of the payments made to a selling firm may be passed on to their sales representatives in accordance with a selling firm's internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

We and Distributor have entered into selling agreements with selling firms that have an affiliate that acts as investment adviser and/or subadviser to one or more investment options under the contract. These investment advisory firms include Strategic Advisers, Inc., Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. and Fidelity Research & Analysis Company.

COMPENSATION PAID TO A SELLING FIRM. We and Distributor pay compensation to a selling firm in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable for sales of this contract by a selling firm is 2.5% of the purchase payment, along with annual trail commissions up to 0.05% of contract value for so long as the contract remains in effect or as agreed in the selling agreement.

We may also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as "annuity payments"). (See "Annuity Payments--The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

Ask your registered representative for further information about what payments your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.

ADDITIONAL COMPENSATION. We and Distributor may pay additional compensation to a selling firm, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to a selling firm based on cumulative periodic (usually quarterly) sales of the contracts. Introduction fees are payments to a selling firm in connection with the addition of our products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on contract values of our variable insurance contracts (including contract values of the contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the contracts in a selling firm's marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives. See the Statement of Additional Information for more information.

The amounts of additional compensation discussed above may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide a selling firm and/or its sales representatives with an incentive to favor sales of the contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such additional compensation arrangements, ask your registered representative.

REQUESTS AND ELECTIONS

We will treat your request for a contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Service Center before the close of regular trading on the New York Stock Exchange on that day. We will treat your submission of a purchase payment as received by us if we receive a payment at our Annuity Service Center (or a designee receives a payment in accordance with the designee's administrative procedures) before the close of regular trading on the New York Stock Exchange on that day. If we receive the request, or if we (or our designee) receive the payment, after the close of trading on the New York Stock Exchange on that day, or if the New York Stock Exchange is not open that day, then the request or payment will be treated as received on the next day when the New York Stock Exchange is open. Our Annuity Service Center is located at P.O. Box 770001, Cincinnati, OH 45277-0051. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.

Requests for service may be made:

  .   Through your registered representative
  . By telephone at (800) 634-9361, between the hours of 8:00AM and 8:00PM Eastern Time
  .   In writing to our Annuity Service Center

A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your registered representative before submitting the form or request.

We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.

Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Center.

CONFIRMING TRANSACTIONS. We will send out confirmations that a transaction was recently completed. Unless you inform us of any errors within 15 days of receipt, we will consider these communications to be accurate and complete.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract.

These rights include the right to:

  .   change the beneficiary.
  .   assign the contract (subject to limitation).
  .   change the payment option.
  . exercise all other rights, benefits, options and privileges allowed by the contract or us.

The owner is as designated at the time the contract is issued. The owner may not be changed (unless removed pursuant to court order).

JOINT OWNER. The contract can be owned by JOINT OWNERS, limited to two natural persons who must be spouses. Upon the death of either owner, the surviving owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY. The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. Any change in the beneficiary designation is effective on the date the notice was signed, subject to receipt in good order by us. If joint owners are named, unless you tell us otherwise, the surviving joint owner will be the primary beneficiary. Any other beneficiary designation will be treated as a contingent beneficiary (unless you tell us otherwise).

ANNUITANT. The ANNUITANT is the natural person(s) on whose life we base annuity payments. You cannot change the annuitant after the contract has been issued (unless removed pursuant to court order). Any reference to annuitant includes any joint annuitant under an annuity option. The owner(s) and the annuitant(s) must be the same person except for qualified contracts, which can have only one owner but may have JOINT ANNUITANTS, or where the contract is owned by certain trusts, but there may be joint annuitants.

ASSIGNMENT. A qualified contract may not be assigned. A non-qualified contract may not be sold, gifted, transferred, or assigned, and any purported gift, transfer or assignment will be void, except as follows: (a) the contract may be assigned to an insurance company, regulated as such under the insurance laws of one of the United States, solely for the purpose of effecting a tax-free exchange under section 1035 of the Internal Revenue Code; (b) a contract owned by a revocable grantor trust may be transferred to the grantor or another revocable grantor trust where the grantor is the same individual; and (c) a contract owned by one individual may be transferred to a revocable grantor trust of which the individual is the grantor.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the variable account or upon the ability of MetLife Investors Distribution Company to perform its contract with the variable account or of MetLife to meet its obligations under the contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the variable account have been included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Company

Independent Registered Public Accounting Firm

Custodian

Distribution

Calculation of Performance Information

Annuity Provisions

Tax Status of the Contracts

Financial Statements

APPENDIX A

ACCUMULATION UNIT VALUES


1.90% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                        NUMBER OF
                                                          ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                          UNIT VALUE AT UNIT VALUE AT     UNITS
                                                          BEGINNING OF     END OF     OUTSTANDING AT
                                                             PERIOD        PERIOD     END OF PERIOD
                                                          ------------- ------------- ---------------
FIDELITY
FIDELITY VIP FUNDS MANAGER 50% FUND INVESTOR SUB-ACCOUNT
08/22/2012 to 12/31/2012.................................   11.231566     11.421494    1,756,136.4667
FIDELITY VIP FUNDS MANAGER 60% FUND INVESTOR SUB-ACCOUNT
12/10/2009 to 12/31/2009.................................    8.829441      8.904407       11,165.3400
01/01/2010 to 12/31/2010.................................    8.904407      9.926803    6,247,818.1139
01/01/2011 to 12/31/2011.................................    9.926803      9.543188   12,983,621.9809
01/01/2012 to 12/31/2012.................................    9.543188     10.449018   16,127,848.9357

2.05% SEPARATE ACCOUNT PRODUCT CHARGES
                                                                                        NUMBER OF
                                                          ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                          UNIT VALUE AT UNIT VALUE AT     UNITS
                                                          BEGINNING OF     END OF     OUTSTANDING AT
                                                             PERIOD        PERIOD     END OF PERIOD
                                                          ------------- ------------- ---------------
FIDELITY
FIDELITY VIP FUNDS MANAGER 50% FUND INVESTOR SUB-ACCOUNT
08/22/2012 to 12/31/2012.................................   11.124856     11.306894      730,304.0456
FIDELITY VIP FUNDS MANAGER 60% FUND INVESTOR SUB-ACCOUNT
12/10/2009 to 12/31/2009.................................    8.798952      8.872894       16,851.4600
01/01/2010 to 12/31/2010.................................    8.872894      9.876860    3,808,158.2838
01/01/2011 to 12/31/2011.................................    9.876860      9.480974    7,836,457.9916
01/01/2012 to 12/31/2012.................................    9.480974     10.365262    8,826,383.0451

APPENDIX B

DEATH BENEFIT EXAMPLES

The investment results shown in the examples below are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a contract owner and the investment experience of the investment options chosen. The examples below do not reflect the deduction of fees and expenses, surrender charges or income taxes and tax penalties. All amounts are rounded to the nearest dollar.

Example 1

Assume your contract has one annuitant who is age 65 and you made a $100,000 purchase payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You take a withdrawal in the first contract year equal to your GWB Amount of $5,000 ($100,000 * 5% = $5,000). The Return of Purchase Payment death benefit gets reduced to $95,000. Later in that same contract year, you take an additional withdrawal of $4,500 when your contract value is $90,000. The Return of Purchase Payment death benefit is reduced to $90,250 ($95,000 - $95,000 * ($4,500 / $90,000)).

Example 2

Assume your contract has one annuitant who is age 65 and you made a $100,000 purchase payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You take a withdrawal of $6,000 when your contract value is $98,000. Your GWB Amount for the first contract year is $5,000 ($100,000 * 5% = $5,000), so $1,000 of your withdrawal is considered an excess withdrawal. The Return of Purchase Payment death benefit first reduces by the GWB Amount to $95,000 ($100,000 - $5,000). Then the Return of Purchase Payment death benefit is further reduced for the excess withdrawal to $93,978.49 ($95,000 - $95,000*($1,000 / $93,000)).

Example 3

Assume your contract has one annuitant who is age 65 and you made a $100,000 purchase payment on the contract date. The initial Return of Purchase Payment death benefit is $100,000. You elect to take the greater of your GWB amount or your MRD amount through the Systematic Withdrawal Program. During the first contract year, you take out your $5,000 GWB Amount and your Return of Purchase Payment death benefit goes to $95,000. In your second contract year, your MRD amount is $5,500, so you take that amount out of your contract. Since you are signed up to take your MRD through the Systematic Withdrawal Program, this withdrawal is not considered an excess withdrawal, and your Return of Purchase Payment death benefit is reduced by the amount of the withdrawal to $89,500.

APPENDIX C

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE EXAMPLES

The purpose of these examples is to illustrate the operation of the GWB feature. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment options chosen. The examples do not reflect the deduction of fees and charges (other than applicable surrender charges) or income taxes and tax penalties. The GWB does not establish or guarantee a contract value or minimum return for any investment option. The GWB Value cannot be taken as a lump sum.

GWB VALUE AND GWB AMOUNT

Assume your contract has one annuitant who is age 64 and you made a $25,000 purchase payment on the contract date. Assume you make one withdrawal in the first contract year equal to your eligible GWB Amount ($1,000 = 4% Withdrawal Percentage multiplied by the $25,000 GWB Value). Your GWB Value would be $25,000 for the entire first contract year. If your contract value is $30,000 at time of the first contract anniversary, your GWB Value will be increased to $30,000 and your GWB Amount for the second contract year would be increased to $1,200 to reflect the increased GWB Value.

In the same example, if the contract value was $20,000 at time of the first contract anniversary, the GWB Value would be unchanged on the contract anniversary and would remain at $25,000. Similarly, the GWB Amount would also be unchanged and remain $1,000.

WITHDRAWALS IN EXCESS OF ANNUAL GWB AMOUNT

Assume your contract has one annuitant who is age 64 and you made a $100,000 purchase payment on the contract date. If you make no withdrawals during the first contract year your GWB Value would be $100,000 for the whole contract year. Further assume that you make a $3,000 withdrawal during the first contract year. This withdrawal will establish the Withdrawal Percentage as 4% and the GWB Amount as $4,000. Because the withdrawal does not exceed your eligible GWB Amount, there are no surrender charges applicable to this withdrawal and there is no reduction to the GWB Value. Your contract value will be reduced by $3,000, the amount of the withdrawal.

Further assume that later in that first contract year, you make a second withdrawal, this time for $10,000. At the time of this $10,000 withdrawal, the GWB Amount is $4,000 and the sum of all prior withdrawals in this contract year is $3,000. Therefore, $1,000 of the withdrawal is treated as a withdrawal of your GWB Amount and the remainder of the withdrawal ($9,000) is treated as an excess withdrawal. Assume your contract value would have been $104,000 at the end of the valuation period had you not taken the withdrawal. Your GWB Value will be reduced by 8.74%. The 8.74% reduction is determined by dividing the $9,000 excess withdrawal by $103,000 ($104,000 - $1,000 determined above) resulting in a new GWB Value of $91,260 ($100,000 GWB Value minus [100,000 multiplied by .0874]). Additionally, a $180 surrender charge is due on the $10,000 withdrawal (2% of the $9,000 excess withdrawal).

Further assume that you make a third withdrawal in the first contract year, this time for $5,000. At the time of this $5,000 withdrawal, the GWB Amount is $4,000 and the sum of all prior withdrawals in this contract year is $13,000. Therefore, all $5,000 of the withdrawal is treated as an excess withdrawal. If your contract value would have been $90,000 at the end of the valuation period had you not taken the withdrawal, your GWB Value will reduce by 5.56% ($5,000 excess withdrawal divided by $90,000) resulting in a new GWB Value of $86,185.94 ($91,260 GWB Value minus [91,260 multiplied by .0556]). A $100 surrender charge is due on the $5,000 withdrawal (2% of the $5,000 excess withdrawal).

REQUIRED MINIMUM DISTRIBUTIONS UNDER THE GWB

Assume your contract date is five years in the past and your contract has one annuitant who is age 75. Also assume that your GWB Value is $100,000, your GWB Amount is $5,000 and your minimum required distribution, as computed exclusively by us, is $5,300 for the current calendar year. Assume further that you have not yet made any withdrawals from your contract in the current contract year, nor have you made any withdrawals in the current calendar year. Also, assume that your next contract anniversary will occur in the following calendar year and that your GWB Value did not increase on your contract anniversary in the current calendar year.

Example 1

To satisfy your MRD, you request a $5,300 withdrawal outside of our Systematic Withdrawal Program. At the time of this $5,300 withdrawal, the GWB Amount is $5,000 and the sum of all prior withdrawals in this contract year is $0. Therefore, $5,000 of the withdrawal is treated as a withdrawal of your GWB Amount and the remainder of the withdrawal ($300) is treated as an excess withdrawal. A reduction in your GWB Value will occur because you did not participate in the Systematic Withdrawal Program to receive this withdrawal and you did not meet all of the other criteria as stated on page 22 of this prospectus to receive the greater of your GWB Amount and your MRD. To demonstrate the reduction, assume your contract value would have been $103,000 at the end of the valuation period had you not taken the withdrawal. After your withdrawal is processed, your contract value will be $97,700 and your GWB Value will be reduced by 0.31%. The 0.31% reduction is determined by dividing the $300 excess withdrawal by $98,000 ($103,000 - $5,000 determined above) resulting in a new GWB Value of $99,690 ($100,000 GWB Value minus [100,000 multiplied by .0031]).

Example 2

Alternatively, assume that at the beginning of the year, you had been signed up for a monthly systematic withdrawal of your GWB Amount. Each month we will pay an amount so that we will have paid the greater of your GWB Amount or MRD, in this case $5,300, by the end of the calendar year. Since the withdrawal to cover your MRD was taken through our SWP program, your GWB Value will still be $100,000. We have assumed that all of the conditions for receiving the greater of your GWB Amount and your MRD as shown on page 22 of this prospectus have been met.

Example 3

Assume instead that you sign up for a systematic withdrawal of your GWB Amount in September. In order to meet your RMD requirements, you would need to elect an annual payment frequency from the Systematic Withdrawal Program so that we are able to pay a full year's worth of payments on a systematic basis prior to the end of the calendar year. Note that any frequency of payment other than annual in this case will not allow you to meet your MRD. After the withdrawal of $5,300, your GWB Value will still be $100,000 since the withdrawal to cover your MRD was taken through our Systematic Withdrawal Program. We have assumed that all of the conditions for receiving an MRD exception as shown on page 22 of the prospectus have been met.

                      STATEMENT OF ADDITIONAL INFORMATION

                 Individual Variable Deferred Annuity Contract

                                   Issued by

                     Metropolitan Life Separate Account E

                                      and

 Metropolitan Life Insurance Company MetLife Growth and Guaranteed Income(SM)
                               Variable Annuity


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated April 29, 2013, for the Individual Variable Deferred Annuity Contract that is described herein.


The prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus write us at:
Annuity Service Center, P.O. Box 770001, Cincinnati, OH 45277-0051, or call
(800) 544-2442.


This Statement of Additional Information is dated April 29, 2013.

SAI-0413MLICMGGI

  TABLE OF CONTENTS                                                      PAGE
                                                                         -----
  COMPANY...............................................................     3
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................     3
  PRINCIPAL UNDERWRITER.................................................     3
  DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT.....................     4
  UNDERWRITING COMMISSIONS..............................................     4
  CALCULATION OF PERFORMANCE INFORMATION................................     4
     Total Return.......................................................     4
     Historical Unit Values.............................................     5
     Reporting Agencies.................................................     5
  ANNUITY PROVISIONS....................................................     6
     Fixed Annuity......................................................     6
     Mortality and Expense Guarantee....................................     6
     Legal or Regulatory Restrictions on Transactions...................     6
  TAX STATUS OF THE CONTRACTS...........................................     6
  FINANCIAL STATEMENTS..................................................     8

COMPANY

Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012 and the Company's reorganization of its segments in 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Who Sells the Contracts"). Additional information is provided below. Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions. The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

UNDERWRITING COMMISSIONS


                               UNDERWRITING COMMISSIONS  AMOUNT OF UNDERWRITING
                                       PAID TO            COMMISSIONS RETAINED
 Fiscal year                  DISTRIBUTOR BY THE COMPANY     BY DISTRIBUTOR
 -----------                  -------------------------- ----------------------
 2010........................               $173,815,499                     $0
 2011........................               $222,177,300                     $0
 2012........................               $201,775,422                     $0


CALCULATION OF PERFORMANCE INFORMATION

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the separate account product charges, the expenses for the underlying investment portfolio being advertised and any applicable account fee, withdrawal charge, and/or LWG rider charge. For purposes of calculating performance information, the LWG rider charge is currently reflected as a percentage of account value. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable account fee and any applicable sales charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

P (1 + T)n = ERV

Where:

P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years

ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of a withdrawal charge or LWG rider charge. Premium taxes are not reflected. The deduction of such charges would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what the total return may be in any future period.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of thousands of investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

Fixed Annuity

A fixed annuity is a series of payments made during the annuity phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value on the day immediately preceding the annuity date will be used to determine the fixed annuity monthly payment. The monthly annuity payment will be based upon the annuity option elected, the annuitant's age, the annuitant's sex (where permitted by law), and the appropriate annuity option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

Mortality and Expense Guarantee

The Company guarantees that the dollar amount of each annuity payment after the first annuity payment will not be affected by variations in mortality or expense experience.

Legal or Regulatory Restrictions on Transactions

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making annuity payments until instructions are received from the appropriate regulator.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION. In order for your Non-Qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. However, the tax law concerning these rules is subject to change and to different interpretations. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contracts. Consult your tax adviser prior to purchase.

If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the underlying fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically,
Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. If you own more than one individual retirement annuity and/ or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own contract. We will provide you with additional information regarding the amount that is subject to minumum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally did not have to take the required minimum distribution for 2009. For required minimum distributions following the death of the owner or annuitant of a Qualified Contract, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. The required minimum distribution rules are complex, so consult with your tax adviser before waiving your 2009 required minimum distribution payment.

FINANCIAL STATEMENTS

The financial statements comprising each of the individual Investment Divisions of the Separate Account and the financial statements of the Company are included herein.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A. as of December 31, 2012, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2012, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                                                 AMERICAN FUNDS
                                            AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                 BOND            CAPITALIZATION           GROWTH            GROWTH-INCOME
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $      128,509,433   $      512,261,360   $      978,263,072   $      728,354,546
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................         128,509,433          512,261,360          978,263,072          728,354,546
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   6                    7                    5                    5
   Due to Metropolitan Life
     Insurance Company..................                   3                   --                    2                   93
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   9                    7                    7                   98
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $      128,509,424   $      512,261,353   $      978,263,065   $      728,354,448
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      128,297,882   $      511,959,198   $      977,706,419   $      727,946,179
   Net assets from contracts in payout..             211,542              302,155              556,646              408,269
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $      128,509,424   $      512,261,353   $      978,263,065   $      728,354,448
                                          ===================  ===================  ===================  ===================


 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012




                                             CALVERT VP SRI       CALVERT VP SRI        FIDELITY VIP         FIDELITY VIP
                                                BALANCED          MID CAP GROWTH        EQUITY-INCOME      FUNDSMANAGER 50%
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $       51,646,895   $       12,341,511   $       81,994,571   $       28,315,175
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           51,646,895           12,341,511           81,994,571           28,315,175
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    3                   --                    1                   --
   Due to Metropolitan Life
     Insurance Company..................                    1                   --                   --                    2
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    4                   --                    1                    2
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $       51,646,891   $       12,341,511   $       81,994,570   $       28,315,173
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       51,646,891   $       12,341,511   $       80,840,655   $       28,315,173
   Net assets from contracts in payout..                   --                   --            1,153,915                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $       51,646,891   $       12,341,511   $       81,994,570   $       28,315,173
                                           ===================  ===================  ===================  ===================


                                                                                        FIDELITY VIP
                                              FIDELITY VIP                            INVESTMENT GRADE       FIDELITY VIP
                                            FUNDSMANAGER 60%    FIDELITY VIP GROWTH         BOND             MONEY MARKET
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      260,007,963   $       77,803,882   $       22,278,308   $        8,724,753
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          260,007,963           77,803,882           22,278,308            8,724,753
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   --                   --                   --                   --
   Due to Metropolitan Life
     Insurance Company..................                    2                   --                   --                    1
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    2                   --                   --                    1
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $      260,007,961   $       77,803,882   $       22,278,308   $        8,724,752
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      260,007,961   $       77,803,882   $       22,278,308   $        8,724,752
   Net assets from contracts in payout..                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $      260,007,961   $       77,803,882   $       22,278,308   $        8,724,752
                                           ===================  ===================  ===================  ===================

                                                  MIST
                                            ALLIANCEBERNSTEIN      MIST AMERICAN
                                             GLOBAL DYNAMIC       FUNDS BALANCED
                                               ALLOCATION           ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $    1,165,993,493   $      683,639,227
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................        1,165,993,493          683,639,227
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   --                    2
   Due to Metropolitan Life
     Insurance Company..................                    1                    2
                                           -------------------  -------------------
       Total Liabilities................                    1                    4
                                           -------------------  -------------------

NET ASSETS..............................   $    1,165,993,492   $      683,639,223
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $    1,165,993,492   $      683,627,024
   Net assets from contracts in payout..                   --               12,199
                                           -------------------  -------------------
       Total Net Assets.................   $    1,165,993,492   $      683,639,223
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                   MIST AMERICAN                             MIST AMERICAN
                                              MIST AMERICAN        FUNDS GROWTH         MIST AMERICAN       FUNDS MODERATE
                                               FUNDS BOND           ALLOCATION          FUNDS GROWTH          ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $       89,292,267   $      333,268,566   $      309,469,423   $      908,733,320
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................           89,292,267          333,268,566          309,469,423          908,733,320
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    1                    4                    2                    2
   Due to Metropolitan Life
     Insurance Company..................                    1                    1                    2                    2
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    2                    5                    4                    4
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $       89,292,265   $      333,268,561   $      309,469,419   $      908,733,316
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       89,290,116   $      333,256,922   $      309,450,992   $      908,407,125
   Net assets from contracts in payout..                2,149               11,639               18,427              326,191
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $       89,292,265   $      333,268,561   $      309,469,419   $      908,733,316
                                           ===================  ===================  ===================  ===================

                                                                  MIST BLACKROCK
                                             MIST AQR GLOBAL      GLOBAL TACTICAL      MIST BLACKROCK
                                              RISK BALANCED         STRATEGIES         LARGE CAP CORE          VARIABLE B
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............   $     1,737,315,769  $     1,603,180,948  $       616,700,360  $        12,413,480
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                   --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Assets.....................         1,737,315,769        1,603,180,948          616,700,360           12,413,480
                                           -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    --                    1                    9                   --
   Due to Metropolitan Life
     Insurance Company..................                     1                    1                    5                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Liabilities................                     1                    2                   14                   --
                                           -------------------  -------------------  -------------------  --------------------

NET ASSETS..............................   $     1,737,315,768  $     1,603,180,946  $       616,700,346  $        12,413,480
                                           ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $     1,737,315,768  $     1,603,180,946  $       612,430,735  $        12,156,282
   Net assets from contracts in payout..                    --                   --            4,269,611              257,198
                                           -------------------  -------------------  -------------------  --------------------
       Total Net Assets.................   $     1,737,315,768  $     1,603,180,946  $       616,700,346  $        12,413,480
                                           ===================  ===================  ===================  ====================


                                                                MIST CLARION GLOBAL
                                               VARIABLE C           REAL ESTATE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $        1,223,254   $      245,411,651
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................            1,223,254          245,411,651
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   --                    5
   Due to Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Liabilities................                   --                    5
                                           -------------------  -------------------

NET ASSETS..............................   $        1,223,254   $      245,411,646
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        1,223,254   $      245,301,508
   Net assets from contracts in payout..                   --              110,138
                                           -------------------  -------------------
       Total Net Assets.................   $        1,223,254   $      245,411,646
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                   MIST HARRIS         MIST INVESCO
                                              MIST DREMAN            OAKMARK           BALANCED-RISK        MIST INVESCO
                                            SMALL CAP VALUE       INTERNATIONAL         ALLOCATION        SMALL CAP GROWTH
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       16,406,073   $      476,492,551   $      262,571,092   $       38,202,830
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          16,406,073          476,492,551          262,571,092           38,202,830
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   2                    7                   --                   13
   Due to Metropolitan Life
     Insurance Company..................                  --                   10                    1                    1
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   2                   17                    1                   14
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       16,406,071   $      476,492,534   $      262,571,091   $       38,202,816
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       16,406,071   $      476,199,995   $      262,571,091   $       38,183,032
   Net assets from contracts in payout..                  --              292,539                   --               19,784
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       16,406,071   $      476,492,534   $      262,571,091   $       38,202,816
                                          ===================  ===================  ===================  ===================

                                                                 MIST JPMORGAN       MIST LEGG MASON
                                                                 GLOBAL ACTIVE         CLEARBRIDGE       MIST LOOMIS SAYLES
                                           MIST JANUS FORTY       ALLOCATION        AGGRESSIVE GROWTH      GLOBAL MARKETS
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $      379,819,847   $      177,914,121  $        93,505,277  $       28,499,927
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                  --
                                          ------------------- -------------------  -------------------  --------------------
       Total Assets.....................         379,819,847          177,914,121           93,505,277          28,499,927
                                          ------------------- -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   4                    1                    6                   1
   Due to Metropolitan Life
     Insurance Company..................                   1                   --                    9                   1
                                          ------------------- -------------------  -------------------  --------------------
       Total Liabilities................                   5                    1                   15                   2
                                          ------------------- -------------------  -------------------  --------------------

NET ASSETS..............................  $      379,819,842   $      177,914,120  $        93,505,262  $       28,499,925
                                          =================== ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      379,722,747   $      177,914,120  $        93,495,012  $       28,499,925
   Net assets from contracts in payout..              97,095                   --               10,250                  --
                                          ------------------- -------------------  -------------------  --------------------
       Total Net Assets.................  $      379,819,842   $      177,914,120  $        93,505,262  $       28,499,925
                                          =================== ===================  ===================  ====================


                                           MIST LORD ABBETT     MIST LORD ABBETT
                                            BOND DEBENTURE        MID CAP VALUE
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      320,579,780   $      454,279,845
   Due from Metropolitan Life
     Insurance Company..................                  --                   14
                                          -------------------  -------------------
       Total Assets.....................         320,579,780          454,279,859
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   6                    3
   Due to Metropolitan Life
     Insurance Company..................                   2                   --
                                          -------------------  -------------------
       Total Liabilities................                   8                    3
                                          -------------------  -------------------

NET ASSETS..............................  $      320,579,772   $      454,279,856
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      320,311,798   $      453,850,246
   Net assets from contracts in payout..             267,974              429,610
                                          -------------------  -------------------
       Total Net Assets.................  $      320,579,772   $      454,279,856
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                       MIST MET/FRANKLIN
                                             MIST MET/EATON      MIST MET/FRANKLIN       LOW DURATION       MIST MET/FRANKLIN
                                           VANCE FLOATING RATE        INCOME             TOTAL RETURN         MUTUAL SHARES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------   -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        7,437,902   $        95,665,396   $       15,151,483   $       55,255,620
   Due from Metropolitan Life
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Assets......................           7,437,902            95,665,396           15,151,483           55,255,620
                                           -------------------  -------------------   -------------------  -------------------
LIABILITIES:
   Accrued fees..........................                   3                     5                    4                    4
   Due to Metropolitan Life
     Insurance Company...................                  --                     2                    2                    2
                                           -------------------  -------------------   -------------------  -------------------
       Total Liabilities.................                   3                     7                    6                    6
                                           -------------------  -------------------   -------------------  -------------------

NET ASSETS...............................  $        7,437,899   $        95,665,389   $       15,151,477   $       55,255,614
                                           ===================  ===================   ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        7,437,899   $        95,662,026   $       15,151,477   $       55,255,614
   Net assets from contracts in payout...                  --                 3,363                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Net Assets..................  $        7,437,899   $        95,665,389   $       15,151,477   $       55,255,614
                                           ===================  ===================   ===================  ===================

                                            MIST MET/FRANKLIN
                                           TEMPLETON FOUNDING   MIST MET/TEMPLETON   MIST MET/TEMPLETON       MIST METLIFE
                                                STRATEGY              GROWTH         INTERNATIONAL BOND    AGGRESSIVE STRATEGY
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value.............  $       66,007,941   $       26,394,026   $         8,734,809  $       119,313,923
   Due from Metropolitan Life
     Insurance Company...................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Assets......................          66,007,941           26,394,026             8,734,809          119,313,923
                                           -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees..........................                   2                    4                     1                    1
   Due to Metropolitan Life
     Insurance Company...................                   1                    2                     1                    2
                                           -------------------  -------------------  -------------------  --------------------
       Total Liabilities.................                   3                    6                     2                    3
                                           -------------------  -------------------  -------------------  --------------------

NET ASSETS...............................  $       66,007,938   $       26,394,020   $         8,734,807  $       119,313,920
                                           ===================  ===================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       65,877,304   $       26,386,611   $         8,734,807  $       117,622,114
   Net assets from contracts in payout...             130,634                7,409                    --            1,691,806
                                           -------------------  -------------------  -------------------  --------------------
       Total Net Assets..................  $       66,007,938   $       26,394,020   $         8,734,807  $       119,313,920
                                           ===================  ===================  ===================  ====================

                                                                   MIST METLIFE
                                              MIST METLIFE          MULTI-INDEX
                                              BALANCED PLUS        TARGETED RISK
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value.............  $    1,536,558,888   $        6,903,415
   Due from Metropolitan Life
     Insurance Company...................                  --                   --
                                           -------------------  -------------------
       Total Assets......................       1,536,558,888            6,903,415
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees..........................                   1                    1
   Due to Metropolitan Life
     Insurance Company...................                  --                    1
                                           -------------------  -------------------
       Total Liabilities.................                   1                    2
                                           -------------------  -------------------

NET ASSETS...............................  $    1,536,558,887   $        6,903,413
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $    1,536,558,887   $        6,903,413
   Net assets from contracts in payout...                  --                   --
                                           -------------------  -------------------
       Total Net Assets..................  $    1,536,558,887   $        6,903,413
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                           MIST MFS EMERGING    MIST MFS RESEARCH        MIST MLA        MIST MORGAN STANLEY
                                            MARKETS EQUITY        INTERNATIONAL           MID CAP          MID CAP GROWTH
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $       50,543,252   $      232,797,253   $       52,678,945   $      328,177,572
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                    2                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          50,543,252          232,797,253           52,678,947          328,177,572
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   2                    4                    7                    6
   Due to Metropolitan Life
     Insurance Company..................                   1                   11                   --                    3
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   3                   15                    7                    9
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $       50,543,249   $      232,797,238   $       52,678,940   $      328,177,563
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       50,543,249   $      232,272,654   $       52,641,528   $      327,998,531
   Net assets from contracts in payout..                  --              524,584               37,412              179,032
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $       50,543,249   $      232,797,238   $       52,678,940   $      328,177,563
                                          ===================  ===================  ===================  ===================

                                              MIST PIMCO
                                          INFLATION PROTECTED      MIST PIMCO          MIST PIONEER         MIST PYRAMIS
                                                 BOND             TOTAL RETURN       STRATEGIC INCOME     GOVERNMENT INCOME
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $      697,291,195   $    1,226,100,483   $       70,080,767   $      600,925,085
   Due from Metropolitan Life
     Insurance Company..................                  --                    4                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................         697,291,195        1,226,100,487           70,080,767          600,925,085
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   3                    4                    1                    1
   Due to Metropolitan Life
     Insurance Company..................                   4                   --                    1                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   7                    4                    2                    1
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $      697,291,188   $    1,226,100,483   $       70,080,765   $      600,925,084
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      696,922,790   $    1,225,198,531   $       70,080,765   $      600,925,084
   Net assets from contracts in payout..             368,398              901,952                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $      697,291,188   $    1,226,100,483   $       70,080,765   $      600,925,084
                                          ===================  ===================  ===================  ===================


                                               MIST RCM          MIST SCHRODERS
                                              TECHNOLOGY       GLOBAL MULTI-ASSET
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      135,782,045   $      130,034,227
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Assets.....................         135,782,045          130,034,227
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   8                    2
   Due to Metropolitan Life
     Insurance Company..................                   2                   --
                                          -------------------  -------------------
       Total Liabilities................                  10                    2
                                          -------------------  -------------------

NET ASSETS..............................  $      135,782,035   $      130,034,225
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      135,722,673   $      130,034,225
   Net assets from contracts in payout..              59,362                   --
                                          -------------------  -------------------
       Total Net Assets.................  $      135,782,035   $      130,034,225
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                           MIST SSGA GROWTH         MIST SSGA       MIST T. ROWE PRICE    MIST THIRD AVENUE
                                            AND INCOME ETF         GROWTH ETF         MID CAP GROWTH       SMALL CAP VALUE
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $      919,015,959   $      116,064,982   $      300,330,189   $       12,367,724
   Due from Metropolitan Life
     Insurance Company..................                  --                   --                   --                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Assets.....................         919,015,959          116,064,982          300,330,189           12,367,724
                                          -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   3                    5                    4                    3
   Due to Metropolitan Life
     Insurance Company..................                   1                    1                    2                    1
                                          -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   4                    6                    6                    4
                                          -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................  $      919,015,955   $      116,064,976   $      300,330,183   $       12,367,720
                                          ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      918,768,776   $      116,051,800   $      300,124,203   $       12,367,720
   Net assets from contracts in payout..             247,179               13,176              205,980                   --
                                          -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................  $      919,015,955   $      116,064,976   $      300,330,183   $       12,367,720
                                          ===================  ===================  ===================  ===================

                                          MSF BAILLIE GIFFORD MSF BARCLAYS CAPITAL     MSF BLACKROCK        MSF BLACKROCK
                                          INTERNATIONAL STOCK AGGREGATE BOND INDEX   AGGRESSIVE GROWTH       BOND INCOME
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      157,488,426  $    1,150,681,711   $      439,241,112   $      513,127,221
   Due from Metropolitan Life
     Insurance Company..................                   --                  --                   --                   --
                                          ------------------- --------------------  -------------------  -------------------
       Total Assets.....................          157,488,426       1,150,681,711          439,241,112          513,127,221
                                          ------------------- --------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   10                   4                    7                    3
   Due to Metropolitan Life
     Insurance Company..................                    4                   6                    3                    2
                                          ------------------- --------------------  -------------------  -------------------
       Total Liabilities................                   14                  10                   10                    5
                                          ------------------- --------------------  -------------------  -------------------

NET ASSETS..............................   $      157,488,412  $    1,150,681,701   $      439,241,102   $      513,127,216
                                          =================== ====================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      157,151,291  $    1,148,210,099   $      438,891,558   $      509,965,255
   Net assets from contracts in payout..              337,121           2,471,602              349,544            3,161,961
                                          ------------------- --------------------  -------------------  -------------------
       Total Net Assets.................   $      157,488,412  $    1,150,681,701   $      439,241,102   $      513,127,216
                                          =================== ====================  ===================  ===================

                                             MSF BLACKROCK        MSF BLACKROCK
                                              DIVERSIFIED        LARGE CAP VALUE
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      632,285,337   $      220,191,820
   Due from Metropolitan Life
     Insurance Company..................                  --                   13
                                          -------------------  -------------------
       Total Assets.....................         632,285,337          220,191,833
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                   4                    4
   Due to Metropolitan Life
     Insurance Company..................                   5                   --
                                          -------------------  -------------------
       Total Liabilities................                   9                    4
                                          -------------------  -------------------

NET ASSETS..............................  $      632,285,328   $      220,191,829
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      626,904,627   $      220,150,120
   Net assets from contracts in payout..           5,380,701               41,709
                                          -------------------  -------------------
       Total Net Assets.................  $      632,285,328   $      220,191,829
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                              MSF BLACKROCK
                                            LEGACY LARGE CAP       MSF BLACKROCK      MSF DAVIS VENTURE      MSF FI VALUE
                                                 GROWTH            MONEY MARKET             VALUE               LEADERS
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      164,222,679   $       88,984,814   $      562,306,966   $       62,218,124
   Due from Metropolitan Life
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          164,222,679           88,984,814          562,306,966           62,218,124
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    2                    2                    7                    7
   Due to Metropolitan Life
     Insurance Company..................                   --                   --                    3                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                    2                    2                   10                    7
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $      164,222,677   $       88,984,812   $      562,306,956   $       62,218,117
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      163,437,028   $       88,405,199   $      560,241,574   $       61,784,206
   Net assets from contracts in payout..              785,649              579,613            2,065,382              433,911
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $      164,222,677   $       88,984,812   $      562,306,956   $       62,218,117
                                           ===================  ===================  ===================  ===================


                                              MSF JENNISON       MSF LOOMIS SAYLES    MSF LOOMIS SAYLES     MSF MET/ARTISAN
                                                 GROWTH           SMALL CAP CORE      SMALL CAP GROWTH       MID CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $      154,053,963   $      157,335,880   $       41,493,890   $      212,603,004
   Due from Metropolitan Life
     Insurance Company..................                   --                    3                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................          154,053,963          157,335,883           41,493,890          212,603,004
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    5                    8                   10                    5
   Due to Metropolitan Life
     Insurance Company..................                    8                   --                    2                    2
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   13                    8                   12                    7
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $      154,053,950   $      157,335,875   $       41,493,878   $      212,602,997
                                           ===================  ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      153,771,779   $      156,454,472   $       41,459,943   $      211,891,247
   Net assets from contracts in payout..              282,171              881,403               33,935              711,750
                                           -------------------  -------------------  -------------------  -------------------
       Total Net Assets.................   $      154,053,950   $      157,335,875   $       41,493,878   $      212,602,997
                                           ===================  ===================  ===================  ===================

                                           MSF MET/DIMENSIONAL      MSF METLIFE
                                           INTERNATIONAL SMALL     CONSERVATIVE
                                                 COMPANY            ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $        4,719,392   $      591,422,973
   Due from Metropolitan Life
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................            4,719,392          591,422,973
                                           -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    2                   --
   Due to Metropolitan Life
     Insurance Company..................                    1                    3
                                           -------------------  -------------------
       Total Liabilities................                    3                    3
                                           -------------------  -------------------

NET ASSETS..............................   $        4,719,389   $      591,422,970
                                           ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        4,719,389   $      591,412,745
   Net assets from contracts in payout..                   --               10,225
                                           -------------------  -------------------
       Total Net Assets.................   $        4,719,389   $      591,422,970
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                              MSF METLIFE                                                    MSF METLIFE
                                            CONSERVATIVE TO        MSF METLIFE          MSF METLIFE          MODERATE TO
                                          MODERATE ALLOCATION  MID CAP STOCK INDEX  MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  ------------------- ---------------------
ASSETS:
   Investments at fair value............  $    1,413,830,342   $      424,114,370   $    3,918,217,627   $    1,645,757,853
   Due from Metropolitan Life
     Insurance Company..................                  --                    5                   --                   --
                                          -------------------  -------------------  ------------------- ---------------------
       Total Assets.....................       1,413,830,342          424,114,375        3,918,217,627        1,645,757,853
                                          -------------------  -------------------  ------------------- ---------------------
LIABILITIES:
   Accrued fees.........................                   4                    3                    1                    2
   Due to Metropolitan Life
     Insurance Company..................                   2                   --                    4                    1
                                          -------------------  -------------------  ------------------- ---------------------
       Total Liabilities................                   6                    3                    5                    3
                                          -------------------  -------------------  ------------------- ---------------------

NET ASSETS..............................  $    1,413,830,336   $      424,114,372   $    3,918,217,622   $    1,645,757,850
                                          ===================  ===================  =================== =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $    1,413,528,675   $      423,576,951   $    3,917,255,801   $    1,642,423,237
   Net assets from contracts in payout..             301,661              537,421              961,821            3,334,613
                                          -------------------  -------------------  ------------------- ---------------------
       Total Net Assets.................  $    1,413,830,336   $      424,114,372   $    3,918,217,622   $    1,645,757,850
                                          ===================  ===================  =================== =====================


                                              MSF METLIFE        MSF MFS TOTAL                               MSF MSCI
                                              STOCK INDEX           RETURN            MSF MFS VALUE         EAFE INDEX
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............  $     2,620,060,383 $      138,805,581   $      293,940,095   $      476,584,809
   Due from Metropolitan Life
     Insurance Company..................                   --                 --                   --                   --
                                          ------------------- -------------------  -------------------  -------------------
       Total Assets.....................        2,620,060,383        138,805,581          293,940,095          476,584,809
                                          ------------------- -------------------  -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    5                  3                    8                    3
   Due to Metropolitan Life
     Insurance Company..................                   24                  1                    4                    4
                                          ------------------- -------------------  -------------------  -------------------
       Total Liabilities................                   29                  4                   12                    7
                                          ------------------- -------------------  -------------------  -------------------

NET ASSETS..............................  $     2,620,060,354 $      138,805,577   $      293,940,083   $      476,584,802
                                          =================== ===================  ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $     2,598,195,229 $      136,599,417   $      290,185,934   $      476,258,541
   Net assets from contracts in payout..           21,865,125          2,206,160            3,754,149              326,261
                                          ------------------- -------------------  -------------------  -------------------
       Total Net Assets.................  $     2,620,060,354 $      138,805,577   $      293,940,083   $      476,584,802
                                          =================== ===================  ===================  ===================


                                             MSF NEUBERGER       MSF OPPENHEIMER
                                            BERMAN GENESIS        GLOBAL EQUITY
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
ASSETS:
   Investments at fair value............  $      254,522,499   $      219,397,972
   Due from Metropolitan Life
     Insurance Company..................                  --                   --
                                          -------------------  -------------------
       Total Assets.....................         254,522,499          219,397,972
                                          -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                  12                    3
   Due to Metropolitan Life
     Insurance Company..................                   3                    3
                                          -------------------  -------------------
       Total Liabilities................                  15                    6
                                          -------------------  -------------------

NET ASSETS..............................  $      254,522,484   $      219,397,966
                                          ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      254,131,255   $      219,268,026
   Net assets from contracts in payout..             391,229              129,940
                                          -------------------  -------------------
       Total Net Assets.................  $      254,522,484   $      219,397,966
                                          ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012



                                            MSF RUSSELL 2000     MSF T. ROWE PRICE    MSF T. ROWE PRICE   MSF VAN ECK GLOBAL
                                                  INDEX          LARGE CAP GROWTH     SMALL CAP GROWTH     NATURAL RESOURCES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------- -------------------- --------------------
ASSETS:
   Investments at fair value............  $       272,948,980  $       196,268,668  $       284,907,230  $        41,078,666
   Due from Metropolitan Life
     Insurance Company..................                   20                   --                   --                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Assets.....................          272,949,000          196,268,668          284,907,230           41,078,666
                                          -------------------- -------------------- -------------------- --------------------
LIABILITIES:
   Accrued fees.........................                    6                    3                    6                    2
   Due to Metropolitan Life
     Insurance Company..................                   --                    5                   11                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Liabilities................                    6                    8                   17                    2
                                          -------------------- -------------------- -------------------- --------------------

NET ASSETS..............................  $       272,948,994  $       196,268,660  $       284,907,213  $        41,078,664
                                          ==================== ==================== ==================== ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       272,685,306  $       190,350,511  $       284,674,392  $        41,078,664
   Net assets from contracts in payout..              263,688            5,918,149              232,821                   --
                                          -------------------- -------------------- -------------------- --------------------
       Total Net Assets.................  $       272,948,994  $       196,268,660  $       284,907,213  $        41,078,664
                                          ==================== ==================== ==================== ====================

                                            MSF WESTERN ASSET   MSF WESTERN ASSET
                                          MANAGEMENT STRATEGIC     MANAGEMENT
                                           BOND OPPORTUNITIES    U.S. GOVERNMENT     MSF ZENITH EQUITY
                                           INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------  -------------------
ASSETS:
   Investments at fair value............   $      254,116,135  $      229,960,742   $       63,578,071
   Due from Metropolitan Life
     Insurance Company..................                   --                  --                    1
                                          -------------------- -------------------  -------------------
       Total Assets.....................          254,116,135         229,960,742           63,578,072
                                          -------------------- -------------------  -------------------
LIABILITIES:
   Accrued fees.........................                    4                   6                   --
   Due to Metropolitan Life
     Insurance Company..................                    3                   4                   --
                                          -------------------- -------------------  -------------------
       Total Liabilities................                    7                  10                   --
                                          -------------------- -------------------  -------------------

NET ASSETS..............................   $      254,116,128  $      229,960,732   $       63,578,072
                                          ==================== ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      253,122,468  $      229,609,949   $       58,910,032
   Net assets from contracts in payout..              993,660             350,783            4,668,040
                                          -------------------- -------------------  -------------------
       Total Net Assets.................   $      254,116,128  $      229,960,732   $       63,578,072
                                          ==================== ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                  AMERICAN FUNDS
                                             AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       AMERICAN FUNDS
                                                  BOND            CAPITALIZATION           GROWTH            GROWTH-INCOME
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $        3,223,956   $        6,840,450   $        7,672,969   $       11,565,185
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            1,673,840            6,271,864           11,964,748            8,825,354
      Administrative charges............              323,376            1,230,386            2,355,487            1,734,097
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses..................            1,997,216            7,502,250           14,320,235           10,559,451
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)..            1,226,740            (661,800)          (6,647,266)            1,005,734
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --                   --                   --                   --
      Realized gains (losses) on sale of
        investments.....................              266,155          (6,163,348)           14,472,720            5,144,694
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)...              266,155          (6,163,348)           14,472,720            5,144,694
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................            3,480,606           84,682,889          139,843,502           99,450,526
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........            3,746,761           78,519,541          154,316,222          104,595,220
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        4,973,501   $       77,857,741   $      147,668,956   $      105,600,954
                                           ===================  ===================  ===================  ===================


                                             CALVERT VP SRI       CALVERT VP SRI        FIDELITY VIP          FIDELITY VIP
                                                BALANCED          MID CAP GROWTH        EQUITY-INCOME       FUNDSMANAGER 50%
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (a)
                                           -------------------  -------------------  ------------------- -----------------------
INVESTMENT INCOME:
      Dividends.........................   $          631,168   $               --   $        2,502,988    $          347,078
                                           -------------------  -------------------  ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              494,803               88,955              642,951               104,671
      Administrative charges............              109,074               23,873              197,788                    --
                                           -------------------  -------------------  ------------------- -----------------------
        Total expenses..................              603,877              112,828              840,739               104,671
                                           -------------------  -------------------  ------------------- -----------------------
          Net investment income (loss)..               27,291            (112,828)            1,662,249               242,407
                                           -------------------  -------------------  ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --            1,406,278            5,146,444                73,623
      Realized gains (losses) on sale of
        investments.....................              104,232              439,129          (1,142,990)                   148
                                           -------------------  -------------------  ------------------- -----------------------
          Net realized gains (losses)...              104,232            1,845,407            4,003,454                73,771
                                           -------------------  -------------------  ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments..................            4,434,485             (35,037)            6,399,620              (62,811)
                                           -------------------  -------------------  ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments.........            4,538,717            1,810,370           10,403,074                10,960
                                           -------------------  -------------------  ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        4,566,008   $        1,697,542   $       12,065,323    $          253,367
                                           ===================  ===================  =================== =======================


                                              FIDELITY VIP
                                            FUNDSMANAGER 60%   FIDELITY VIP GROWTH
                                           INVESTMENT DIVISION INVESTMENT DIVISION
                                           ------------------- -------------------
INVESTMENT INCOME:
      Dividends.........................   $        3,647,146  $          470,242
                                           ------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            4,755,743             601,221
      Administrative charges............                   --             161,578
                                           ------------------- -------------------
        Total expenses..................            4,755,743             762,799
                                           ------------------- -------------------
          Net investment income (loss)..          (1,108,597)           (292,557)
                                           ------------------- -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......              832,235                  --
      Realized gains (losses) on sale of
        investments.....................              709,223             486,197
                                           ------------------- -------------------
          Net realized gains (losses)...            1,541,458             486,197
                                           ------------------- -------------------
      Change in unrealized gains (losses)
        on investments..................           20,145,096           9,885,221
                                           ------------------- -------------------
      Net realized and unrealized gains
        (losses) on investments.........           21,686,554          10,371,418
                                           ------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       20,577,957  $       10,078,861
                                           =================== ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                            MIST
                                              FIDELITY VIP                            ALLIANCEBERNSTEIN      MIST AMERICAN
                                            INVESTMENT GRADE       FIDELITY VIP        GLOBAL DYNAMIC       FUNDS BALANCED
                                                  BOND             MONEY MARKET          ALLOCATION           ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $          512,458   $           15,908   $          751,608   $       11,197,936
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              163,014              122,694            8,460,380            6,782,850
      Administrative charges............               43,800               18,326            2,136,174            1,663,779
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses..................              206,814              141,020           10,596,554            8,446,629
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)..              305,644            (125,112)          (9,844,946)            2,751,307
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......              582,906                   --               16,141            6,795,305
      Realized gains (losses) on sale of
        investments.....................              112,649                   --                   --            5,358,773
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)...              695,555                   --               16,141           12,154,078
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................               38,191                   --           77,778,755           59,750,875
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........              733,746                   --           77,794,896           71,904,953
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        1,039,390   $        (125,112)   $       67,949,950   $       74,656,260
                                           ===================  ===================  ===================  ===================


                                                                   MIST AMERICAN                             MIST AMERICAN
                                              MIST AMERICAN        FUNDS GROWTH         MIST AMERICAN       FUNDS MODERATE
                                               FUNDS BOND           ALLOCATION          FUNDS GROWTH          ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $        2,215,320   $        3,854,583   $          946,448   $       18,391,100
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              914,146            3,346,927            3,031,408            9,275,240
      Administrative charges............              218,238              800,623              745,585            2,257,605
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses..................            1,132,384            4,147,550            3,776,993           11,532,845
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)..            1,082,936            (292,967)          (2,830,545)            6,858,255
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......              430,484                   --               74,589           12,023,012
      Realized gains (losses) on sale of
        investments.....................              407,378            6,444,719            3,479,774            7,277,138
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)...              837,862            6,444,719            3,554,363           19,300,150
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................            1,074,290           37,485,893           42,616,835           54,196,167
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........            1,912,152           43,930,612           46,171,198           73,496,317
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        2,995,088   $       43,637,645   $       43,340,653   $       80,354,572
                                           ===================  ===================  ===================  ===================


                                                                  MIST BLACKROCK
                                             MIST AQR GLOBAL      GLOBAL TACTICAL
                                              RISK BALANCED         STRATEGIES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $        4,755,774   $               --
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................           11,653,107           11,865,956
      Administrative charges............            2,942,998            2,999,539
                                           -------------------  -------------------
        Total expenses..................           14,596,105           14,865,495
                                           -------------------  -------------------
          Net investment income (loss)..          (9,840,331)         (14,865,495)
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......            5,051,634               16,226
      Realized gains (losses) on sale of
        investments.....................                   --                   --
                                           -------------------  -------------------
          Net realized gains (losses)...            5,051,634               16,226
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................          101,946,589          101,463,947
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........          106,998,223          101,480,173
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       97,157,892   $       86,614,678
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                             MIST BLACKROCK                                                MIST CLARION GLOBAL
                                             LARGE CAP CORE         VARIABLE B            VARIABLE C           REAL ESTATE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        7,474,138   $           157,852  $            14,053   $        4,832,371
                                           -------------------  -------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           6,142,601               109,033                1,999            2,442,249
      Administrative charges.............           1,316,882                    --                   --              566,631
                                           -------------------  -------------------  --------------------  -------------------
        Total expenses...................           7,459,483               109,033                1,999            3,008,880
                                           -------------------  -------------------  --------------------  -------------------
          Net investment income (loss)...              14,655                48,819               12,054            1,823,491
                                           -------------------  -------------------  --------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --                   --                   --
      Realized gains (losses) on sale of
        investments......................         (9,073,089)             (285,497)                (606)          (6,766,692)
                                           -------------------  -------------------  --------------------  -------------------
          Net realized gains (losses)....         (9,073,089)             (285,497)                (606)          (6,766,692)
                                           -------------------  -------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          81,735,276             1,769,469              133,279           55,338,736
                                           -------------------  -------------------  --------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          72,662,187             1,483,972              132,673           48,572,044
                                           -------------------  -------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       72,676,842   $         1,532,791  $           144,727   $       50,395,535
                                           ===================  ===================  ====================  ===================

                                                                    MIST HARRIS          MIST INVESCO
                                               MIST DREMAN            OAKMARK            BALANCED-RISK         MIST INVESCO
                                             SMALL CAP VALUE       INTERNATIONAL          ALLOCATION         SMALL CAP GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (b) INVESTMENT DIVISION
                                           -------------------  ------------------- ----------------------- -------------------
INVESTMENT INCOME:
      Dividends..........................  $           97,438   $        7,037,307   $           760,045    $               --
                                           -------------------  ------------------- ----------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             158,225            4,476,896               840,317               395,677
      Administrative charges.............              38,721            1,065,955               205,349                91,184
                                           -------------------  ------------------- ----------------------- -------------------
        Total expenses...................             196,946            5,542,851             1,045,666               486,861
                                           -------------------  ------------------- ----------------------- -------------------
          Net investment income (loss)...            (99,508)            1,494,456             (285,621)             (486,861)
                                           -------------------  ------------------- ----------------------- -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                   --             2,752,326             2,367,878
      Realized gains (losses) on sale of
        investments......................             169,514          (3,011,926)                    --               877,002
                                           -------------------  ------------------- ----------------------- -------------------
          Net realized gains (losses)....             169,514          (3,011,926)             2,752,326             3,244,880
                                           -------------------  ------------------- ----------------------- -------------------
      Change in unrealized gains (losses)
        on investments...................           1,943,111          110,752,790             3,031,605             2,993,280
                                           -------------------  ------------------- ----------------------- -------------------
      Net realized and unrealized gains
        (losses) on investments..........           2,112,625          107,740,864             5,783,931             6,238,160
                                           -------------------  ------------------- ----------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        2,013,117   $      109,235,320   $         5,498,310    $        5,751,299
                                           ===================  =================== ======================= ===================

                                                                    MIST JPMORGAN
                                                                    GLOBAL ACTIVE
                                            MIST JANUS FORTY         ALLOCATION
                                           INVESTMENT DIVISION INVESTMENT DIVISION (b)
                                           ------------------- -----------------------
INVESTMENT INCOME:
      Dividends..........................  $          872,727    $          613,856
                                           ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           3,822,235               535,032
      Administrative charges.............             909,835               131,996
                                           ------------------- -----------------------
        Total expenses...................           4,732,070               667,028
                                           ------------------- -----------------------
          Net investment income (loss)...         (3,859,343)              (53,172)
                                           ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --             1,067,588
      Realized gains (losses) on sale of
        investments......................           4,831,657                    --
                                           ------------------- -----------------------
          Net realized gains (losses)....           4,831,657             1,067,588
                                           ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments...................          67,185,414             4,304,772
                                           ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments..........          72,017,071             5,372,360
                                           ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       68,157,728    $        5,319,188
                                           =================== =======================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                             MIST LEGG MASON
                                               CLEARBRIDGE      MIST LOOMIS SAYLES     MIST LORD ABBETT      MIST LORD ABBETT
                                            AGGRESSIVE GROWTH     GLOBAL MARKETS        BOND DEBENTURE         MID CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION (b)
                                           -------------------  -------------------  -------------------- -----------------------
INVESTMENT INCOME:
      Dividends..........................  $           67,386   $           656,644  $        22,567,611    $               --
                                           -------------------  -------------------  -------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             962,118               283,039            3,285,448             3,123,457
      Administrative charges.............             221,646                69,502              759,692               712,812
                                           -------------------  -------------------  -------------------- -----------------------
        Total expenses...................           1,183,764               352,541            4,045,140             3,836,269
                                           -------------------  -------------------  -------------------- -----------------------
          Net investment income (loss)...         (1,116,378)               304,103           18,522,471           (3,836,269)
                                           -------------------  -------------------  -------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --                   --                    --
      Realized gains (losses) on sale of
        investments......................           1,587,040               427,349            2,160,277             (989,154)
                                           -------------------  -------------------  -------------------- -----------------------
          Net realized gains (losses)....           1,587,040               427,349            2,160,277             (989,154)
                                           -------------------  -------------------  -------------------- -----------------------
      Change in unrealized gains (losses)
        on investments...................          13,460,409             3,035,366           13,383,268            14,947,335
                                           -------------------  -------------------  -------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments..........          15,047,449             3,462,715           15,543,545            13,958,181
                                           -------------------  -------------------  -------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       13,931,071   $         3,766,818  $        34,066,016    $       10,121,912
                                           ===================  ===================  ==================== =======================

                                                                                    MIST MET/FRANKLIN
                                             MIST MET/EATON     MIST MET/FRANKLIN     LOW DURATION        MIST MET/FRANKLIN
                                           VANCE FLOATING RATE       INCOME           TOTAL RETURN          MUTUAL SHARES
                                           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION
                                           ------------------- ------------------- -------------------  --------------------
INVESTMENT INCOME:
      Dividends..........................  $          213,489  $        4,453,938  $          194,147   $           309,282
                                           ------------------- ------------------- -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................              65,614             962,743             118,445               553,206
      Administrative charges.............              16,370             226,673              28,319               135,322
                                           ------------------- ------------------- -------------------  --------------------
        Total expenses...................              81,984           1,189,416             146,764               688,528
                                           ------------------- ------------------- -------------------  --------------------
          Net investment income (loss)...             131,505           3,264,522              47,383             (379,246)
                                           ------------------- ------------------- -------------------  --------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........              18,121           1,921,254                  --             9,398,020
      Realized gains (losses) on sale of
        investments......................              18,901             375,078              18,836             (336,790)
                                           ------------------- ------------------- -------------------  --------------------
          Net realized gains (losses)....              37,022           2,296,332              18,836             9,061,230
                                           ------------------- ------------------- -------------------  --------------------
      Change in unrealized gains (losses)
        on investments...................             202,510           3,864,031             235,611           (2,341,070)
                                           ------------------- ------------------- -------------------  --------------------
      Net realized and unrealized gains
        (losses) on investments..........             239,532           6,160,363             254,447             6,720,160
                                           ------------------- ------------------- -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $          371,037  $        9,424,885  $          301,830   $         6,340,914
                                           =================== =================== ===================  ====================

                                            MIST MET/FRANKLIN
                                           TEMPLETON FOUNDING   MIST MET/TEMPLETON
                                                STRATEGY              GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        2,525,949   $          384,594
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             655,374              251,114
      Administrative charges.............             156,513               60,360
                                           -------------------  -------------------
        Total expenses...................             811,887              311,474
                                           -------------------  -------------------
          Net investment income (loss)...           1,714,062               73,120
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........           1,036,131              898,378
      Realized gains (losses) on sale of
        investments......................           1,095,125              326,580
                                           -------------------  -------------------
          Net realized gains (losses)....           2,131,256            1,224,958
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................           4,634,029            3,299,357
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........           6,765,285            4,524,315
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        8,479,347   $        4,597,435
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                              MIST METLIFE
                                           MIST MET/TEMPLETON      MIST METLIFE         MIST METLIFE           MULTI-INDEX
                                           INTERNATIONAL BOND   AGGRESSIVE STRATEGY     BALANCED PLUS         TARGETED RISK
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (c)
                                           -------------------  -------------------  ------------------- -----------------------
INVESTMENT INCOME:
      Dividends.........................   $          805,070   $          781,463   $            1,340    $               --
                                           -------------------  -------------------  ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               82,129            1,136,845           10,762,309                 3,720
      Administrative charges............               20,362              266,923            2,697,217                   850
                                           -------------------  -------------------  ------------------- -----------------------
        Total expenses..................              102,491            1,403,768           13,459,526                 4,570
                                           -------------------  -------------------  ------------------- -----------------------
          Net investment income (loss)..              702,579            (622,305)         (13,458,186)               (4,570)
                                           -------------------  -------------------  ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --                   --                   --                    --
      Realized gains (losses) on sale of
        investments.....................             (49,304)            (642,177)                   --                    --
                                           -------------------  -------------------  ------------------- -----------------------
          Net realized gains (losses)...             (49,304)            (642,177)                   --                    --
                                           -------------------  -------------------  ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments..................              311,532           16,987,540          125,203,535                57,330
                                           -------------------  -------------------  ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments.........              262,228           16,345,363          125,203,535                57,330
                                           -------------------  -------------------  ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $          964,807   $       15,723,058   $      111,745,349    $           52,760
                                           ===================  ===================  =================== =======================


                                             MIST MFS EMERGING   MIST MFS RESEARCH       MIST MLA       MIST MORGAN STANLEY
                                              MARKETS EQUITY       INTERNATIONAL          MID CAP         MID CAP GROWTH
                                            INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                           -------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
      Dividends.........................   $           348,854  $        4,507,766  $          249,130  $               --
                                           -------------------- ------------------- ------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               477,412           2,275,311             585,916           3,477,047
      Administrative charges............               118,220             559,490             137,279             733,490
                                           -------------------- ------------------- ------------------- -------------------
        Total expenses..................               595,632           2,834,801             723,195           4,210,537
                                           -------------------- ------------------- ------------------- -------------------
          Net investment income (loss)..             (246,778)           1,672,965           (474,065)         (4,210,537)
                                           -------------------- ------------------- ------------------- -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                    --                  --                  --                  --
      Realized gains (losses) on sale of
        investments.....................               218,578         (4,954,152)           (437,579)           5,317,869
                                           -------------------- ------------------- ------------------- -------------------
          Net realized gains (losses)...               218,578         (4,954,152)           (437,579)           5,317,869
                                           -------------------- ------------------- ------------------- -------------------
      Change in unrealized gains (losses)
        on investments..................             7,622,252          36,050,862           3,279,524          25,732,223
                                           -------------------- ------------------- ------------------- -------------------
      Net realized and unrealized gains
        (losses) on investments.........             7,840,830          31,096,710           2,841,945          31,050,092
                                           -------------------- ------------------- ------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $         7,594,052  $       32,769,675  $        2,367,880  $       26,839,555
                                           ==================== =================== =================== ===================

                                               MIST PIMCO
                                           INFLATION PROTECTED      MIST PIMCO
                                                  BOND             TOTAL RETURN
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................   $       20,250,149   $       37,644,090
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            6,973,912           12,305,436
      Administrative charges............            1,651,215            2,923,704
                                           -------------------  -------------------
        Total expenses..................            8,625,127           15,229,140
                                           -------------------  -------------------
          Net investment income (loss)..           11,625,022           22,414,950
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......           39,701,534                   --
      Realized gains (losses) on sale of
        investments.....................            1,988,208            4,256,169
                                           -------------------  -------------------
          Net realized gains (losses)...           41,689,742            4,256,169
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................          (3,829,156)           63,295,829
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........           37,860,586           67,551,998
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       49,485,608   $       89,966,948
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                              MIST PIONEER         MIST PYRAMIS           MIST RCM           MIST SCHRODERS
                                            STRATEGIC INCOME     GOVERNMENT INCOME       TECHNOLOGY        GLOBAL MULTI-ASSET
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION (b)
                                           -------------------  -------------------  ------------------- -----------------------
INVESTMENT INCOME:
      Dividends..........................  $        3,053,983   $           57,698   $               --    $          932,203
                                           -------------------  -------------------  ------------------- -----------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             677,650            4,144,586            1,503,090               381,713
      Administrative charges.............             162,024            1,020,309              344,470                94,027
                                           -------------------  -------------------  ------------------- -----------------------
        Total expenses...................             839,674            5,164,895            1,847,560               475,740
                                           -------------------  -------------------  ------------------- -----------------------
          Net investment income (loss)...           2,214,309          (5,107,197)          (1,847,560)               456,463
                                           -------------------  -------------------  ------------------- -----------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........             240,096              450,979           16,822,164             2,099,861
      Realized gains (losses) on sale of
        investments......................             191,695                1,250            1,268,369                    --
                                           -------------------  -------------------  ------------------- -----------------------
          Net realized gains (losses)....             431,791              452,229           18,090,533             2,099,861
                                           -------------------  -------------------  ------------------- -----------------------
      Change in unrealized gains (losses)
        on investments...................           3,393,104           11,051,029          (1,639,543)             1,345,384
                                           -------------------  -------------------  ------------------- -----------------------
      Net realized and unrealized gains
        (losses) on investments..........           3,824,895           11,503,258           16,450,990             3,445,245
                                           -------------------  -------------------  ------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        6,039,204   $        6,396,061   $       14,603,430    $        3,901,708
                                           ===================  ===================  =================== =======================


                                            MIST SSGA GROWTH        MIST SSGA      MIST T. ROWE PRICE    MIST THIRD AVENUE
                                             AND INCOME ETF        GROWTH ETF        MID CAP GROWTH       SMALL CAP VALUE
                                           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                           ------------------- ------------------- -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $       20,796,408  $        2,096,643  $               --   $               --
                                           ------------------- ------------------- -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           8,980,543           1,113,107           3,064,589              104,724
      Administrative charges.............           2,219,604             269,432             721,899               28,662
                                           ------------------- ------------------- -------------------  -------------------
        Total expenses...................          11,200,147           1,382,539           3,786,488              133,386
                                           ------------------- ------------------- -------------------  -------------------
          Net investment income (loss)...           9,596,261             714,104         (3,786,488)            (133,386)
                                           ------------------- ------------------- -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........          19,388,892           3,913,871          38,138,266                   --
      Realized gains (losses) on sale of
        investments......................           3,637,464           1,983,442           2,839,861               31,460
                                           ------------------- ------------------- -------------------  -------------------
          Net realized gains (losses)....          23,026,356           5,897,313          40,978,127               31,460
                                           ------------------- ------------------- -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          61,370,103           6,878,957         (3,413,055)            1,819,753
                                           ------------------- ------------------- -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          84,396,459          12,776,270          37,565,072            1,851,213
                                           ------------------- ------------------- -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       93,992,720  $       13,490,374  $       33,778,584   $        1,717,827
                                           =================== =================== ===================  ===================


                                           MSF BAILLIE GIFFORD MSF BARCLAYS CAPITAL
                                           INTERNATIONAL STOCK AGGREGATE BOND INDEX
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           ------------------- --------------------
INVESTMENT INCOME:
      Dividends..........................  $        1,952,493   $        41,354,169
                                           ------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           1,587,178            12,097,196
      Administrative charges.............             348,704             2,796,416
                                           ------------------- --------------------
        Total expenses...................           1,935,882            14,893,612
                                           ------------------- --------------------
          Net investment income (loss)...              16,611            26,460,557
                                           ------------------- --------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --
      Realized gains (losses) on sale of
        investments......................         (6,791,749)             5,346,141
                                           ------------------- --------------------
          Net realized gains (losses)....         (6,791,749)             5,346,141
                                           ------------------- --------------------
      Change in unrealized gains (losses)
        on investments...................          32,422,529           (4,740,378)
                                           ------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments..........          25,630,780               605,763
                                           ------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       25,647,391   $        27,066,320
                                           =================== ====================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                              MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK         MSF BLACKROCK
                                            AGGRESSIVE GROWTH       BOND INCOME          DIVERSIFIED         LARGE CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------   -------------------
INVESTMENT INCOME:
      Dividends..........................  $               --   $       13,278,492   $        14,741,054   $        3,105,382
                                           -------------------  -------------------  -------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           4,670,421            5,325,756             6,840,433            2,278,041
      Administrative charges.............             955,206            1,222,558             1,336,571              536,729
                                           -------------------  -------------------  -------------------   -------------------
        Total expenses...................           5,625,627            6,548,314             8,177,004            2,814,770
                                           -------------------  -------------------  -------------------   -------------------
          Net investment income (loss)...         (5,625,627)            6,730,178             6,564,050              290,612
                                           -------------------  -------------------  -------------------   -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --            3,373,763                    --           34,915,120
      Realized gains (losses) on sale of
        investments......................          12,013,460            2,721,778             3,099,829          (3,299,841)
                                           -------------------  -------------------  -------------------   -------------------
          Net realized gains (losses)....          12,013,460            6,095,541             3,099,829           31,615,279
                                           -------------------  -------------------  -------------------   -------------------
      Change in unrealized gains (losses)
        on investments...................          35,370,149           17,177,018            57,467,217          (6,267,847)
                                           -------------------  -------------------  -------------------   -------------------
      Net realized and unrealized gains
        (losses) on investments..........          47,383,609           23,272,559            60,567,046           25,347,432
                                           -------------------  -------------------  -------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       41,757,982   $       30,002,737   $        67,131,096   $       25,638,044
                                           ===================  ===================  ===================   ===================

                                              MSF BLACKROCK
                                            LEGACY LARGE CAP        MSF BLACKROCK      MSF DAVIS VENTURE      MSF FI VALUE
                                                 GROWTH             MONEY MARKET             VALUE               LEADERS
                                           INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------   -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $           167,425   $               --   $        3,728,316   $          653,345
                                           -------------------   -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................            1,706,780              951,215            5,836,239              654,946
      Administrative charges.............              432,932              230,714            1,408,126              162,426
                                           -------------------   -------------------  -------------------  -------------------
        Total expenses...................            2,139,712            1,181,929            7,244,365              817,372
                                           -------------------   -------------------  -------------------  -------------------
          Net investment income (loss)...          (1,972,287)          (1,181,929)          (3,516,049)            (164,027)
                                           -------------------   -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                   --                   --                   --                   --
      Realized gains (losses) on sale of
        investments......................            3,086,608                   --            6,178,240          (2,114,623)
                                           -------------------   -------------------  -------------------  -------------------
          Net realized gains (losses)....            3,086,608                   --            6,178,240          (2,114,623)
                                           -------------------   -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................           18,441,634                   --           57,738,005           10,408,096
                                           -------------------   -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........           21,528,242                   --           63,916,245            8,293,473
                                           -------------------   -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        19,555,955   $      (1,181,929)   $       60,400,196   $        8,129,446
                                           ===================   ===================  ===================  ===================


                                              MSF JENNISON       MSF LOOMIS SAYLES
                                                 GROWTH           SMALL CAP CORE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $           65,969   $                --
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           1,412,924             1,605,316
      Administrative charges.............             330,437               397,323
                                           -------------------  -------------------
        Total expenses...................           1,743,361             2,002,639
                                           -------------------  -------------------
          Net investment income (loss)...         (1,677,392)           (2,002,639)
                                           -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........          16,957,762             4,007,637
      Realized gains (losses) on sale of
        investments......................             443,243             2,606,810
                                           -------------------  -------------------
          Net realized gains (losses)....          17,401,005             6,614,447
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................         (6,078,481)            14,438,005
                                           -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          11,322,524            21,052,452
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        9,645,132   $        19,049,813
                                           ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                    MSF MET/DIMENSIONAL      MSF METLIFE
                                            MSF LOOMIS SAYLES    MSF MET/ARTISAN    INTERNATIONAL SMALL     CONSERVATIVE
                                            SMALL CAP GROWTH      MID CAP VALUE           COMPANY            ALLOCATION
                                           INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------- -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................  $                --  $         1,928,404  $            99,354  $        17,446,396
                                          -------------------- -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              466,565            2,224,238               47,004            5,892,818
      Administrative charges............              105,258              518,483               11,507            1,388,030
                                          -------------------- -------------------  -------------------  -------------------
        Total expenses..................              571,823            2,742,721               58,511            7,280,848
                                          -------------------- -------------------  -------------------  -------------------
          Net investment income (loss)..            (571,823)            (814,317)               40,843           10,165,548
                                          -------------------- -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......                   --                   --              422,174           14,432,530
      Realized gains (losses) on sale of
        investments.....................            1,379,303          (3,945,332)             (63,045)            2,500,628
                                          -------------------- -------------------  -------------------  -------------------
          Net realized gains (losses)...            1,379,303          (3,945,332)              359,129           16,933,158
                                          -------------------- -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................            3,377,539           25,829,066              309,208           14,328,509
                                          -------------------- -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........            4,756,842           21,883,734              668,337           31,261,667
                                          -------------------- -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $         4,185,019  $        21,069,417  $           709,180  $        41,427,215
                                          ==================== ===================  ===================  ===================

                                              MSF METLIFE                                                    MSF METLIFE
                                            CONSERVATIVE TO        MSF METLIFE          MSF METLIFE          MODERATE TO
                                          MODERATE ALLOCATION  MID CAP STOCK INDEX  MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------  ------------------- ---------------------
INVESTMENT INCOME:
      Dividends.........................  $       39,733,359   $        3,444,979   $       88,637,036   $       30,986,144
                                          -------------------  -------------------  ------------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges.........................          14,389,975            4,224,568           39,613,964           16,848,918
      Administrative charges............           3,424,210              972,398            9,551,413            3,991,491
                                          -------------------  -------------------  ------------------- ---------------------
        Total expenses..................          17,814,185            5,196,966           49,165,377           20,840,409
                                          -------------------  -------------------  ------------------- ---------------------
          Net investment income (loss)..          21,919,174          (1,751,987)           39,471,659           10,145,735
                                          -------------------  -------------------  ------------------- ---------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......           4,282,243           17,271,833                   --                   --
      Realized gains (losses) on sale of
        investments.....................           8,351,957            4,932,921           16,872,995            4,305,789
                                          -------------------  -------------------  ------------------- ---------------------
          Net realized gains (losses)...          12,634,200           22,204,754           16,872,995            4,305,789
                                          -------------------  -------------------  ------------------- ---------------------
      Change in unrealized gains (losses)
        on investments..................          96,305,018           39,972,595          364,883,546          193,493,795
                                          -------------------  -------------------  ------------------- ---------------------
      Net realized and unrealized gains
        (losses) on investments.........         108,939,218           62,177,349          381,756,541          197,799,584
                                          -------------------  -------------------  ------------------- ---------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $      130,858,392   $       60,425,362   $      421,228,200   $      207,945,319
                                          ===================  ===================  =================== =====================


                                              MSF METLIFE         MSF MFS TOTAL
                                              STOCK INDEX            RETURN
                                          INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................  $       44,797,401   $        3,841,350
                                          -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................          27,218,739            1,349,714
      Administrative charges............           5,874,854              359,351
                                          -------------------  -------------------
        Total expenses..................          33,093,593            1,709,065
                                          -------------------  -------------------
          Net investment income (loss)..          11,703,808            2,132,285
                                          -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions.......          19,058,670                   --
      Realized gains (losses) on sale of
        investments.....................          25,708,796               58,717
                                          -------------------  -------------------
          Net realized gains (losses)...          44,767,466               58,717
                                          -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................         291,800,764           11,139,859
                                          -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments.........         336,568,230           11,198,576
                                          -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $      348,272,038   $       13,330,861
                                          ===================  ===================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                     MSF MSCI           MSF NEUBERGER       MSF OPPENHEIMER
                                              MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS        GLOBAL EQUITY
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        5,235,647   $       13,209,025   $          696,624   $        3,230,890
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           2,991,911            4,727,623            2,719,485            2,159,967
      Administrative charges.............             673,756            1,091,128              600,906              480,330
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses...................           3,665,667            5,818,751            3,320,391            2,640,297
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)...           1,569,980            7,390,274          (2,623,767)              590,593
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........           4,025,019                   --                   --                   --
      Realized gains (losses) on sale of
        investments......................           1,641,232          (2,119,320)          (7,774,684)            2,956,134
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)....           5,666,251          (2,119,320)          (7,774,684)            2,956,134
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          32,844,990           66,509,457           31,782,193           34,846,367
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          38,511,241           64,390,137           24,007,509           37,802,501
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       40,081,221   $       71,780,411   $       21,383,742   $       38,393,094
                                           ===================  ===================  ===================  ===================


                                            MSF RUSSELL 2000     MSF T. ROWE PRICE    MSF T. ROWE PRICE   MSF VAN ECK GLOBAL
                                                  INDEX          LARGE CAP GROWTH     SMALL CAP GROWTH     NATURAL RESOURCES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $        2,725,278   $          113,876   $               --   $               --
                                           -------------------  -------------------  -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           2,723,884            2,030,600            2,889,564              402,462
      Administrative charges.............             616,464              432,961              638,194               99,649
                                           -------------------  -------------------  -------------------  -------------------
        Total expenses...................           3,340,348            2,463,561            3,527,758              502,111
                                           -------------------  -------------------  -------------------  -------------------
          Net investment income (loss)...           (615,070)          (2,349,685)          (3,527,758)            (502,111)
                                           -------------------  -------------------  -------------------  -------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                   --           28,332,128            2,745,329
      Realized gains (losses) on sale of
        investments......................           4,517,799            7,734,292            7,911,997            (537,853)
                                           -------------------  -------------------  -------------------  -------------------
          Net realized gains (losses)....           4,517,799            7,734,292           36,244,125            2,207,476
                                           -------------------  -------------------  -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................          32,651,591           24,747,725            5,484,801            (930,623)
                                           -------------------  -------------------  -------------------  -------------------
      Net realized and unrealized gains
        (losses) on investments..........          37,169,390           32,482,017           41,728,926            1,276,853
                                           -------------------  -------------------  -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       36,554,320   $       30,132,332   $       38,201,168   $          774,742
                                           ===================  ===================  ===================  ===================

                                             MSF WESTERN ASSET    MSF WESTERN ASSET
                                           MANAGEMENT STRATEGIC      MANAGEMENT
                                            BOND OPPORTUNITIES     U.S. GOVERNMENT
                                            INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------- --------------------
INVESTMENT INCOME:
      Dividends..........................  $        8,874,403   $         4,534,879
                                           -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           2,665,712             2,456,321
      Administrative charges.............             619,389               577,209
                                           -------------------- --------------------
        Total expenses...................           3,285,101             3,033,530
                                           -------------------- --------------------
          Net investment income (loss)...           5,589,302             1,501,349
                                           -------------------- --------------------
NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions........                  --                    --
      Realized gains (losses) on sale of
        investments......................           3,195,133               350,010
                                           -------------------- --------------------
          Net realized gains (losses)....           3,195,133               350,010
                                           -------------------- --------------------
      Change in unrealized gains (losses)
        on investments...................          15,183,806             2,356,488
                                           -------------------- --------------------
      Net realized and unrealized gains
        (losses) on investments..........          18,378,939             2,706,498
                                           -------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       23,968,241   $         4,207,847
                                           ==================== ====================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                                MSF ZENITH EQUITY
                                                                                                               INVESTMENT DIVISION
                                                                                                              --------------------
INVESTMENT INCOME:
      Dividends.............................................................................................  $           621,766
                                                                                                              --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................................................................................              642,700
      Administrative charges................................................................................              270,615
                                                                                                              --------------------
        Total expenses......................................................................................              913,315
                                                                                                              --------------------
          Net investment income (loss)......................................................................            (291,549)
                                                                                                              --------------------
NET REALIZED AND CHANGE IN UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions...........................................................................                   --
      Realized gains (losses) on sale of
        investments.........................................................................................          (1,334,514)
                                                                                                              --------------------
          Net realized gains (losses).......................................................................          (1,334,514)
                                                                                                              --------------------
      Change in unrealized gains (losses)
        on investments......................................................................................            9,621,752
                                                                                                              --------------------
      Net realized and change in unrealized gains
        (losses) on investments.............................................................................            8,287,238
                                                                                                              --------------------
      Net increase (decrease) in net assets
        resulting from operations...........................................................................  $         7,995,689
                                                                                                              ====================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                     AMERICAN FUNDS GLOBAL
                                    AMERICAN FUNDS BOND              SMALL CAPITALIZATION              AMERICAN FUNDS GROWTH
                                    INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
                             --------------------------------- --------------------------------- --------------------------------
                                   2012             2011             2012             2011            2012              2011
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,226,740  $      1,912,904  $     (661,800)  $     (722,693) $   (6,647,266)  $   (8,942,002)
   Net realized gains
     (losses)...............         266,155         (481,200)      (6,163,348)      (1,937,100)      14,472,720        8,178,841
   Change in unrealized
     gains (losses) on
     investments............       3,480,606         4,732,695       84,682,889    (121,022,693)     139,843,502     (55,277,508)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       4,973,501         6,164,399       77,857,741    (123,682,486)     147,668,956     (56,040,669)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       4,128,914         4,605,981       22,634,426       38,959,482      36,424,834       39,620,489
   Net transfers (including
     fixed account).........         572,372       (9,468,083)     (33,916,026)     (14,713,325)    (54,560,994)     (45,406,318)
   Contract charges.........       (457,829)         (463,334)      (2,140,070)      (1,922,053)     (2,793,517)      (2,746,185)
   Transfers for contract
     benefits and
     terminations...........    (13,061,612)      (13,214,005)     (41,100,071)     (47,884,031)    (91,544,498)     (96,681,685)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (8,818,155)      (18,539,441)     (54,521,741)     (25,559,927)   (112,474,175)    (105,213,699)
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........     (3,844,654)      (12,375,042)       23,336,000    (149,242,413)      35,194,781    (161,254,368)
NET ASSETS:
   Beginning of year........     132,354,078       144,729,120      488,925,353      638,167,766     943,068,284    1,104,322,652
                             ---------------  ----------------  ---------------  --------------- ---------------  ---------------
   End of year.............. $   128,509,424  $    132,354,078  $   512,261,353  $   488,925,353 $   978,263,065  $   943,068,284
                             ===============  ================  ===============  =============== ===============  ===============


                               AMERICAN FUNDS GROWTH-INCOME         CALVERT VP SRI BALANCED       CALVERT VP SRI MID CAP GROWTH
                                    INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             --------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012              2011            2012             2011
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,005,734  $        680,250 $        27,291  $        74,111 $     (112,828)  $     (115,821)
   Net realized gains
     (losses)...............       5,144,694         (497,604)         104,232        (290,776)       1,845,407        1,397,230
   Change in unrealized
     gains (losses) on
     investments............      99,450,526      (23,849,987)       4,434,485        1,902,701        (35,037)      (1,100,516)
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......     105,600,954      (23,667,341)       4,566,008        1,686,036       1,697,542          180,893
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      30,083,901        52,889,395       2,678,906        2,864,634         686,328          642,249
   Net transfers (including
     fixed account).........    (27,967,310)      (10,212,170)       (512,039)      (1,098,691)        (33,010)          390,259
   Contract charges.........     (2,697,155)       (2,239,908)        (17,135)         (14,863)         (1,604)          (1,911)
   Transfers for contract
     benefits and
     terminations...........    (66,433,364)      (65,594,062)     (4,972,222)      (4,400,030)     (1,306,442)      (2,147,199)
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (67,013,928)      (25,156,745)     (2,822,490)      (2,648,950)       (654,728)      (1,116,602)
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      38,587,026      (48,824,086)       1,743,518        (962,914)       1,042,814        (935,709)
NET ASSETS:
   Beginning of year........     689,767,422       738,591,508      49,903,373       50,866,287      11,298,697       12,234,406
                             ---------------  ---------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   728,354,448  $    689,767,422 $    51,646,891  $    49,903,373 $    12,341,511  $    11,298,697
                             ===============  ================ ===============  =============== ===============  ===============


                               FIDELITY VIP EQUITY-INCOME
                                   INVESTMENT DIVISION
                             --------------------------------
                                  2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,662,249  $     1,141,342
   Net realized gains
     (losses)...............       4,003,454      (2,749,961)
   Change in unrealized
     gains (losses) on
     investments............       6,399,620        1,511,658
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      12,065,323         (96,961)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       2,046,429        2,401,575
   Net transfers (including
     fixed account).........     (1,584,690)      (1,577,272)
   Contract charges.........        (17,945)         (20,303)
   Transfers for contract
     benefits and
     terminations...........     (8,699,641)     (14,171,358)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (8,255,847)     (13,367,358)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       3,809,476     (13,464,319)
NET ASSETS:
   Beginning of year........      78,185,094       91,649,413
                             ---------------  ---------------
   End of year.............. $    81,994,570  $    78,185,094
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                FIDELITY VIP
                                              FUNDSMANAGER 50%     FIDELITY VIP FUNDSMANAGER 60%         FIDELITY VIP GROWTH
                                             INVESTMENT DIVISION        INVESTMENT DIVISION              INVESTMENT DIVISION
                                             ------------------- -------------------------------- --------------------------------
                                                  2012 (a)             2012             2011            2012             2011
                                              ---------------    ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $       242,407    $   (1,108,597)  $      (79,777) $     (292,557)  $     (517,744)
   Net realized gains (losses)..............           73,771          1,541,458          557,081         486,197        (518,647)
   Change in unrealized gains (losses) on
     investments............................         (62,811)         20,145,096      (7,937,164)       9,885,221          505,122
                                              ---------------    ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............          253,367         20,577,957      (7,459,860)      10,078,861        (531,269)
                                              ---------------    ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................          105,071            109,981          556,880       2,385,678        2,599,413
   Net transfers (including fixed account)..       28,032,757         54,494,212      110,365,710     (2,251,319)      (2,458,152)
   Contract charges.........................               --                 --               --         (3,356)          (4,018)
   Transfers for contract benefits and
     terminations...........................         (76,022)       (13,376,586)      (4,893,840)     (7,160,185)     (14,018,654)
                                              ---------------    ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.       28,061,806         41,227,607      106,028,750     (7,029,182)     (13,881,411)
                                              ---------------    ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..       28,315,173         61,805,564       98,568,890       3,049,679     (14,412,680)
NET ASSETS:
   Beginning of year........................               --        198,202,397       99,633,507      74,754,203       89,166,883
                                              ---------------    ---------------  --------------- ---------------  ---------------
   End of year..............................  $    28,315,173    $   260,007,961  $   198,202,397 $    77,803,882  $    74,754,203
                                              ===============    ===============  =============== ===============  ===============


                                             FIDELITY VIP INVESTMENT GRADE BOND    FIDELITY VIP MONEY MARKET
                                                     INVESTMENT DIVISION              INVESTMENT DIVISION
                                             ---------------------------------- --------------------------------
                                                    2012             2011            2012             2011
                                              ---------------  ---------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $       305,644   $       478,696 $     (125,112)  $     (162,831)
   Net realized gains (losses)..............          695,555           716,735              --               --
   Change in unrealized gains (losses) on
     investments............................           38,191           124,265              --               --
                                              ---------------  ---------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............        1,039,390         1,319,696       (125,112)        (162,831)
                                              ---------------  ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................        1,626,125         1,569,362      82,242,105      112,128,554
   Net transfers (including fixed account)..           15,385            17,672    (84,085,005)    (109,363,322)
   Contract charges.........................          (1,171)           (1,524)              --               --
   Transfers for contract benefits and
     terminations...........................      (1,800,199)       (3,661,147)     (1,475,274)      (2,686,183)
                                              ---------------  ---------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.        (159,860)       (2,075,637)     (3,318,174)           79,049
                                              ---------------  ---------------- ---------------  ---------------
     Net increase (decrease) in net assets..          879,530         (755,941)     (3,443,286)         (83,782)
NET ASSETS:
   Beginning of year........................       21,398,778        22,154,719      12,168,038       12,251,820
                                              ---------------  ---------------- ---------------  ---------------
   End of year..............................  $    22,278,308   $    21,398,778 $     8,724,752  $    12,168,038
                                              ===============  ================ ===============  ===============

                                              MIST ALLIANCEBERNSTEIN GLOBAL          MIST AMERICAN FUNDS
                                                   DYNAMIC ALLOCATION                BALANCED ALLOCATION
                                                   INVESTMENT DIVISION               INVESTMENT DIVISION
                                             -------------------------------- --------------------------------
                                                   2012           2011 (b)          2012             2011
                                             ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $   (9,844,946)  $       335,670 $     2,751,307  $      (45,493)
   Net realized gains (losses)..............          16,141        2,726,233      12,154,078        2,539,215
   Change in unrealized gains (losses) on
     investments............................      77,778,755        2,398,335      59,750,875     (26,212,914)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............      67,949,950        5,460,238      74,656,260     (23,719,192)
                                             ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................     483,567,379      413,385,545      33,549,363      110,824,096
   Net transfers (including fixed account)..     160,408,963       62,687,480     (8,794,522)       19,902,322
   Contract charges.........................     (7,597,854)               --     (6,379,077)      (4,833,472)
   Transfers for contract benefits and
     terminations...........................    (18,126,672)      (1,741,537)    (28,341,447)     (23,073,710)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.     618,251,816      474,331,488     (9,965,683)      102,819,236
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..     686,201,766      479,791,726      64,690,577       79,100,044
NET ASSETS:
   Beginning of year........................     479,791,726               --     618,948,646      539,848,602
                                             ---------------  --------------- ---------------  ---------------
   End of year.............................. $ 1,165,993,492  $   479,791,726 $   683,639,223  $   618,948,646
                                             ===============  =============== ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                     MIST AMERICAN FUNDS
                                 MIST AMERICAN FUNDS BOND             GROWTH ALLOCATION           MIST AMERICAN FUNDS GROWTH
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,082,936  $       642,517 $     (292,967)  $     (580,718) $   (2,830,545)  $   (2,310,704)
   Net realized gains
     (losses)...............         837,862          294,003       6,444,719        7,429,105       3,554,363          291,118
   Change in unrealized
     gains (losses) on
     investments............       1,074,290        2,430,315      37,485,893     (26,279,387)      42,616,835     (15,352,098)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       2,995,088        3,366,835      43,637,645     (19,431,000)      43,340,653     (17,371,684)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       6,824,359       17,470,892      16,703,442       22,562,960      22,040,789       68,751,380
   Net transfers (including
     fixed account).........       4,697,478          893,819    (11,618,323)     (14,464,295)    (11,167,666)       26,166,684
   Contract charges.........       (858,233)        (625,233)     (2,628,508)      (2,458,404)     (2,850,873)      (1,871,942)
   Transfers for contract
     benefits and
     terminations...........     (4,173,223)      (3,193,810)    (16,310,347)     (15,077,691)    (11,138,814)      (7,621,585)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       6,490,381       14,545,668    (13,853,736)      (9,437,430)     (3,116,564)       85,424,537
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       9,485,469       17,912,503      29,783,909     (28,868,430)      40,224,089       68,052,853
NET ASSETS:
   Beginning of year........      79,806,796       61,894,293     303,484,652      332,353,082     269,245,330      201,192,477
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $    89,292,265  $    79,806,796 $   333,268,561  $   303,484,652 $   309,469,419  $   269,245,330
                             ===============  =============== ===============  =============== ===============  ===============

                                    MIST AMERICAN FUNDS                                                MIST BLACKROCK
                                    MODERATE ALLOCATION        MIST AQR GLOBAL RISK BALANCED     GLOBAL TACTICAL STRATEGIES
                                    INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011           2012           2011 (b)          2012           2011 (b)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     6,858,255  $     2,292,257 $   (9,840,331)  $     6,134,076 $  (14,865,495)  $     2,136,468
   Net realized gains
     (losses)...............      19,300,150        6,758,545       5,051,634        1,769,075          16,226        5,360,049
   Change in unrealized
     gains (losses) on
     investments............      54,196,167     (19,966,753)     101,946,589        5,327,552     101,463,947      (6,803,039)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      80,354,572     (10,915,951)      97,157,892       13,230,703      86,614,678          693,478
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      38,958,844      128,104,989     778,030,594      512,377,832     665,601,215      629,143,144
   Net transfers (including
     fixed account).........    (13,050,873)       20,511,116     299,538,879       75,719,475     176,709,034       82,864,472
   Contract charges.........     (8,554,742)      (6,918,596)     (9,908,882)               --    (10,860,800)               --
   Transfers for contract
     benefits and
     terminations...........    (46,203,829)     (36,334,226)    (26,670,573)      (2,160,152)    (24,646,275)      (2,938,000)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (28,850,600)      105,363,283   1,040,990,018      585,937,155     806,803,174      709,069,616
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      51,503,972       94,447,332   1,138,147,910      599,167,858     893,417,852      709,763,094
NET ASSETS:
   Beginning of year........     857,229,344      762,782,012     599,167,858               --     709,763,094               --
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   908,733,316  $   857,229,344 $ 1,737,315,768  $   599,167,858 $ 1,603,180,946  $   709,763,094
                             ===============  =============== ===============  =============== ===============  ===============


                               MIST BLACKROCK LARGE CAP CORE
                                    INVESTMENT DIVISION
                             --------------------------------
                                   2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $        14,655  $     (454,121)
   Net realized gains
     (losses)...............     (9,073,089)     (15,466,300)
   Change in unrealized
     gains (losses) on
     investments............      81,735,276       12,686,156
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      72,676,842      (3,234,265)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      16,618,121       25,161,138
   Net transfers (including
     fixed account).........    (19,633,032)      (6,231,167)
   Contract charges.........       (686,182)        (464,397)
   Transfers for contract
     benefits and
     terminations...........    (60,065,049)     (64,881,338)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (63,766,142)     (46,415,764)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       8,910,700     (49,650,029)
NET ASSETS:
   Beginning of year........     607,789,646      657,439,675
                             ---------------  ---------------
   End of year.............. $   616,700,346  $   607,789,646
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011




                                        VARIABLE B                       VARIABLE C             MIST CLARION GLOBAL REAL ESTATE
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $        48,819  $        30,420  $        12,054  $        10,413 $     1,823,491  $     5,894,357
   Net realized gains
     (losses)...............       (285,497)        (458,462)            (606)          (3,391)     (6,766,692)      (5,517,197)
   Change in unrealized
     gains (losses) on
     investments............       1,769,469          358,894          133,279          (3,100)      55,338,736     (15,609,550)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       1,532,791         (69,148)          144,727            3,922      50,395,535     (15,232,390)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................           2,946            1,076               --               --      10,605,785       16,058,809
   Net transfers (including
     fixed account).........              --               --               --               --     (8,764,482)        2,947,656
   Contract charges.........              --               --               --               --       (972,403)        (792,701)
   Transfers for contract
     benefits and
     terminations...........     (1,616,416)      (1,703,485)          (1,890)         (15,916)    (19,748,632)     (17,651,756)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (1,613,470)      (1,702,409)          (1,890)         (15,916)    (18,879,732)          562,008
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........        (80,679)      (1,771,557)          142,837         (11,994)      31,515,803     (14,670,382)
NET ASSETS:
   Beginning of year........      12,494,159       14,265,716        1,080,417        1,092,411     213,895,843      228,566,225
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
   End of year.............. $    12,413,480  $    12,494,159  $     1,223,254  $     1,080,417 $   245,411,646  $   213,895,843
                             ===============  =============== ================ ================ ===============  ===============

                                                                                                   MIST INVESCO
                                                                                                   BALANCED-RISK
                                MIST DREMAN SMALL CAP VALUE   MIST HARRIS OAKMARK INTERNATIONAL     ALLOCATION
                                    INVESTMENT DIVISION              INVESTMENT DIVISION        INVESTMENT DIVISION
                             -------------------------------- --------------------------------- -------------------
                                   2012             2011            2012             2011            2012 (c)
                             ---------------  --------------- ----------------  ---------------   ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $      (99,508)  $        17,128 $      1,494,456  $   (5,513,695)   $     (285,621)
   Net realized gains
     (losses)...............         169,514           67,004      (3,011,926)      (2,755,023)         2,752,326
   Change in unrealized
     gains (losses) on
     investments............       1,943,111      (1,567,033)      110,752,790     (62,286,695)         3,031,605
                             ---------------  --------------- ----------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       2,013,117      (1,482,901)      109,235,320     (70,555,413)         5,498,310
                             ---------------  --------------- ----------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       1,134,527        3,849,328       25,860,661       52,450,196       172,718,002
   Net transfers (including
     fixed account).........       (215,121)        2,394,616     (29,468,662)       30,416,989        86,599,927
   Contract charges.........       (144,438)         (87,391)      (2,390,120)      (1,799,747)         (281,918)
   Transfers for contract
     benefits and
     terminations...........       (495,656)        (282,895)     (29,633,134)     (29,822,147)       (1,963,230)
                             ---------------  --------------- ----------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........         279,312        5,873,658     (35,631,255)       51,245,291       257,072,781
                             ---------------  --------------- ----------------  ---------------   ---------------
     Net increase (decrease)
       in net assets........       2,292,429        4,390,757       73,604,065     (19,310,122)       262,571,091
NET ASSETS:
   Beginning of year........      14,113,642        9,722,885      402,888,469      422,198,591                --
                             ---------------  --------------- ----------------  ---------------   ---------------
   End of year.............. $    16,406,071  $    14,113,642 $    476,492,534  $   402,888,469   $   262,571,091
                             ===============  =============== ================  ===============   ===============



                              MIST INVESCO SMALL CAP GROWTH
                                   INVESTMENT DIVISION
                             --------------------------------
                                   2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (486,861)  $     (482,055)
   Net realized gains
     (losses)...............       3,244,880          912,044
   Change in unrealized
     gains (losses) on
     investments............       2,993,280      (1,491,318)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       5,751,299      (1,061,329)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       1,872,613        3,144,653
   Net transfers (including
     fixed account).........     (1,888,576)        1,935,017
   Contract charges.........       (152,815)        (124,306)
   Transfers for contract
     benefits and
     terminations...........     (2,846,640)      (3,198,790)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (3,015,418)        1,756,574
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       2,735,881          695,245
NET ASSETS:
   Beginning of year........      35,466,935       34,771,690
                             ---------------  ---------------
   End of year.............. $    38,202,816  $    35,466,935
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                  MIST JPMORGAN
                                                                                  GLOBAL ACTIVE             MIST LEGG MASON
                                                      MIST JANUS FORTY             ALLOCATION        CLEARBRIDGE AGGRESSIVE GROWTH
                                                     INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                              -------------------------------- ------------------- ---------------------------------
                                                    2012             2011           2012 (c)             2012              2011
                                              ---------------  ---------------  ----------------   ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............. $   (3,859,343)  $     1,448,208  $       (53,172)    $   (1,116,378)  $     (775,154)
   Net realized gains (losses)...............       4,831,657        1,694,032         1,067,588          1,587,040           90,545
   Change in unrealized gains (losses) on
     investments.............................      67,185,414     (34,037,911)         4,304,772         13,460,409      (2,134,269)
                                              ---------------  ---------------  ----------------   ----------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations.............      68,157,728     (30,895,671)         5,319,188         13,931,071      (2,818,878)
                                              ---------------  ---------------  ----------------   ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................      21,578,155       36,842,239       126,473,886          4,924,914       10,021,380
   Net transfers (including fixed account)...    (12,068,102)     (36,925,469)        47,381,333            139,039       49,368,964
   Contract charges..........................     (2,455,964)      (2,013,612)         (118,033)          (488,394)        (231,580)
   Transfers for contract benefits and
     terminations............................    (22,291,894)     (20,987,743)       (1,142,254)        (6,433,723)      (4,703,187)
                                              ---------------  ---------------  ----------------   ----------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions..    (15,237,805)     (23,084,585)       172,594,932        (1,858,164)       54,455,577
                                              ---------------  ---------------  ----------------   ----------------  ---------------
     Net increase (decrease) in net assets...      52,919,923     (53,980,256)       177,914,120         12,072,907       51,636,699
NET ASSETS:
   Beginning of year.........................     326,899,919      380,880,175                --         81,432,355       29,795,656
                                              ---------------  ---------------  ----------------   ----------------  ---------------
   End of year............................... $   379,819,842  $   326,899,919  $    177,914,120    $    93,505,262  $    81,432,355
                                              ===============  ===============  ================   ================  ===============



                                              MIST LOOMIS SAYLES GLOBAL MARKETS  MIST LORD ABBETT BOND DEBENTURE
                                                     INVESTMENT DIVISION               INVESTMENT DIVISION
                                              --------------------------------- ---------------------------------
                                                    2012             2011             2012             2011
                                              ---------------   --------------- ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............. $       304,103   $       198,036 $    18,522,471  $     14,403,608
   Net realized gains (losses)...............         427,349           143,095       2,160,277         2,290,866
   Change in unrealized gains (losses) on
     investments.............................       3,035,366       (1,279,325)      13,383,268       (7,309,571)
                                              ---------------   --------------- ---------------  ----------------
     Net increase (decrease) in net assets
       resulting from operations.............       3,766,818         (938,194)      34,066,016         9,384,903
                                              ---------------   --------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................       1,840,684         7,582,991      16,076,934        21,104,651
   Net transfers (including fixed account)...         522,506         4,747,575       3,057,413         2,409,217
   Contract charges..........................       (277,738)         (150,503)     (1,268,476)       (1,026,357)
   Transfers for contract benefits and
     terminations............................     (1,042,810)         (944,464)    (30,645,978)      (27,440,537)
                                              ---------------   --------------- ---------------  ----------------
     Net increase (decrease) in net assets
       resulting from contract transactions..       1,042,642        11,235,599    (12,780,107)       (4,953,026)
                                              ---------------   --------------- ---------------  ----------------
     Net increase (decrease) in net assets...       4,809,460        10,297,405      21,285,909         4,431,877
NET ASSETS:
   Beginning of year.........................      23,690,465        13,393,060     299,293,863       294,861,986
                                              ---------------   --------------- ---------------  ----------------
   End of year............................... $    28,499,925   $    23,690,465 $   320,579,772  $    299,293,863
                                              ===============   =============== ===============  ================


                                               MIST LORD ABBETT
                                                 MID CAP VALUE    MIST MET/EATON VANCE FLOATING RATE
                                              INVESTMENT DIVISION         INVESTMENT DIVISION
                                              ------------------- ----------------------------------
                                                   2012 (c)              2012              2011
                                               ----------------     ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............   $   (3,836,269)     $       131,505  $        41,480
   Net realized gains (losses)...............         (989,154)              37,022              454
   Change in unrealized gains (losses) on
     investments.............................        14,947,335             202,510         (46,618)
                                               ----------------     ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations.............        10,121,912             371,037          (4,684)
                                               ----------------     ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................        10,440,934           1,186,665        1,709,307
   Net transfers (including fixed account)...       459,350,812             143,024        3,394,688
   Contract charges..........................       (1,081,365)            (42,201)         (22,023)
   Transfers for contract benefits and
     terminations............................      (24,552,437)           (217,550)        (386,478)
                                               ----------------     ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions..       444,157,944           1,069,938        4,695,494
                                               ----------------     ---------------  ---------------
     Net increase (decrease) in net assets...       454,279,856           1,440,975        4,690,810
NET ASSETS:
   Beginning of year.........................                --           5,996,924        1,306,114
                                               ----------------     ---------------  ---------------
   End of year...............................   $   454,279,856     $     7,437,899  $     5,996,924
                                               ================     ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                      MIST MET/FRANKLIN
                                 MIST MET/FRANKLIN INCOME         LOW DURATION TOTAL RETURN     MIST MET/FRANKLIN MUTUAL SHARES
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- ---------------------------------
                                   2012             2011            2012           2011 (b)          2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     3,264,522  $     2,172,837 $        47,383  $      (31,128) $      (379,246)  $       672,881
   Net realized gains
     (losses)...............       2,296,332        2,244,039          18,836          (4,038)        9,061,230        2,548,771
   Change in unrealized
     gains (losses) on
     investments............       3,864,031      (4,384,031)         235,611         (44,184)      (2,341,070)      (4,170,448)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......       9,424,885           32,845         301,830         (79,350)        6,340,914        (948,796)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       7,195,269       13,668,533       3,512,786        2,171,280        3,684,253        7,962,310
   Net transfers (including
     fixed account).........       2,916,718       17,640,435       5,422,523        4,657,569      (2,581,366)        7,453,138
   Contract charges.........       (595,974)        (398,816)        (81,958)         (11,327)        (423,105)        (302,374)
   Transfers for contract
     benefits and
     terminations...........     (6,144,784)      (4,090,256)       (639,371)        (102,505)      (2,575,565)      (2,056,987)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       3,371,229       26,819,896       8,213,980        6,715,017      (1,895,783)       13,056,087
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets........      12,796,114       26,852,741       8,515,810        6,635,667        4,445,131       12,107,291
NET ASSETS:
   Beginning of year........      82,869,275       56,016,534       6,635,667               --       50,810,483       38,703,192
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
   End of year.............. $    95,665,389  $    82,869,275 $    15,151,477  $     6,635,667 $     55,255,614  $    50,810,483
                             ===============  =============== ===============  =============== ================ ================

                                    MIST MET/FRANKLIN                                                 MIST MET/TEMPLETON
                               TEMPLETON FOUNDING STRATEGY        MIST MET/TEMPLETON GROWTH           INTERNATIONAL BOND
                                   INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                  2012             2011             2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,714,062  $       266,675 $        73,120  $         1,098 $       702,579  $       339,642
   Net realized gains
     (losses)...............       2,131,256        1,538,878       1,224,958          172,666        (49,304)           19,083
   Change in unrealized
     gains (losses) on
     investments............       4,634,029      (3,784,395)       3,299,357      (2,206,620)         311,532        (521,008)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       8,479,347      (1,978,842)       4,597,435      (2,032,856)         964,807        (162,283)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       3,939,604        3,330,701       1,552,979        3,585,962         388,304        1,977,676
   Net transfers (including
     fixed account).........       (999,738)        1,731,315       (445,135)        3,882,994         652,040          981,155
   Contract charges.........       (486,666)        (448,304)       (188,146)        (134,668)        (91,173)         (51,568)
   Transfers for contract
     benefits and
     terminations...........     (4,177,877)      (3,578,385)     (1,157,033)        (901,511)       (236,909)        (130,108)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (1,724,677)        1,035,327       (237,335)        6,432,777         712,262        2,777,155
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       6,754,670        (943,515)       4,360,100        4,399,921       1,677,069        2,614,872
NET ASSETS:
   Beginning of year........      59,253,268       60,196,783      22,033,920       17,633,999       7,057,738        4,442,866
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $    66,007,938  $    59,253,268 $    26,394,020  $    22,033,920 $     8,734,807  $     7,057,738
                             ===============  =============== ===============  =============== ===============  ===============


                             MIST METLIFE AGGRESSIVE STRATEGY
                                    INVESTMENT DIVISION
                             ---------------------------------
                                   2012           2011 (b)
                              ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................  $     (622,305)  $     (883,430)
   Net realized gains
     (losses)...............        (642,177)      (1,223,379)
   Change in unrealized
     gains (losses) on
     investments............       16,987,540     (15,025,916)
                              ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......       15,723,058     (17,132,725)
                              ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       10,482,886        9,235,767
   Net transfers (including
     fixed account).........      (2,064,708)      115,464,716
   Contract charges.........        (332,332)        (193,115)
   Transfers for contract
     benefits and
     terminations...........      (6,978,269)      (4,891,358)
                              ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........        1,107,577      119,616,010
                              ---------------  ---------------
     Net increase (decrease)
       in net assets........       16,830,635      102,483,285
NET ASSETS:
   Beginning of year........      102,483,285               --
                              ---------------  ---------------
   End of year..............  $   119,313,920  $   102,483,285
                              ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                 MIST METLIFE
                                                                                  MULTI-INDEX             MIST MFS EMERGING
                                                MIST METLIFE BALANCED PLUS       TARGETED RISK             MARKETS EQUITY
                                                    INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                             -------------------------------- ------------------- --------------------------------
                                                   2012           2011 (b)         2012 (d)             2012             2011
                                             ---------------  --------------- ------------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $  (13,458,186)  $   (1,371,888)  $       (4,570)    $     (246,778)  $        30,492
   Net realized gains (losses)..............              --               --               --            218,578           72,819
   Change in unrealized gains (losses) on
     investments............................     125,203,535      (2,485,885)           57,330          7,622,252      (8,862,777)
                                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............     111,745,349      (3,857,773)           52,760          7,594,052      (8,759,466)
                                             ---------------  --------------- ------------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................     666,323,351      535,878,034        6,046,338          3,302,160       11,252,563
   Net transfers (including fixed account)..     191,499,271       72,096,681          828,476             59,643        7,657,130
   Contract charges.........................     (9,507,105)               --               --          (451,084)        (293,224)
   Transfers for contract benefits and
     terminations...........................    (24,967,987)      (2,650,934)         (24,161)        (1,700,666)      (1,115,601)
                                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.     823,347,530      605,323,781        6,850,653          1,210,053       17,500,868
                                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease) in net assets..     935,092,879      601,466,008        6,903,413          8,804,105        8,741,402
NET ASSETS:
   Beginning of year........................     601,466,008               --               --         41,739,144       32,997,742
                                             ---------------  --------------- ------------------- ---------------  ---------------
   End of year.............................. $ 1,536,558,887  $   601,466,008  $     6,903,413    $    50,543,249  $    41,739,144
                                             ===============  =============== =================== ===============  ===============



                                              MIST MFS RESEARCH INTERNATIONAL        MIST MLA MID CAP
                                                    INVESTMENT DIVISION             INVESTMENT DIVISION
                                             -------------------------------- --------------------------------
                                                   2012             2011           2012             2011
                                             ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $     1,672,965  $     1,768,451 $     (474,065)  $     (304,820)
   Net realized gains (losses)..............     (4,954,152)      (4,770,811)       (437,579)        (562,041)
   Change in unrealized gains (losses) on
     investments............................      36,050,862     (25,538,343)       3,279,524      (3,048,502)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............      32,769,675     (28,540,703)       2,367,880      (3,915,363)
                                             ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................      11,826,744       18,801,518       2,377,121        4,885,854
   Net transfers (including fixed account)..    (12,860,495)      (9,007,934)     (2,169,211)         (49,708)
   Contract charges.........................     (1,005,447)        (888,593)       (239,774)        (198,843)
   Transfers for contract benefits and
     terminations...........................    (17,232,483)     (19,543,264)     (7,299,236)      (5,216,805)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.    (19,271,681)     (10,638,273)     (7,331,100)        (579,502)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..      13,497,994     (39,178,976)     (4,963,220)      (4,494,865)
NET ASSETS:
   Beginning of year........................     219,299,244      258,478,220      57,642,160       62,137,025
                                             ---------------  --------------- ---------------  ---------------
   End of year.............................. $   232,797,238  $   219,299,244 $    52,678,940  $    57,642,160
                                             ===============  =============== ===============  ===============


                                                   MIST MORGAN STANLEY                  MIST PIMCO
                                                     MID CAP GROWTH              INFLATION PROTECTED BOND
                                                   INVESTMENT DIVISION              INVESTMENT DIVISION
                                             -------------------------------- --------------------------------
                                                  2012             2011            2012              2011
                                             ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $   (4,210,537)  $   (1,955,656) $    11,625,022  $     1,853,037
   Net realized gains (losses)..............       5,317,869       18,314,342      41,689,742       27,055,692
   Change in unrealized gains (losses) on
     investments............................      25,732,223     (43,580,440)     (3,829,156)       22,722,470
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............      26,839,555     (27,221,754)      49,485,608       51,631,199
                                             ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................      12,705,330       18,132,310      49,932,747       84,786,072
   Net transfers (including fixed account)..    (12,398,944)      (6,689,028)      43,010,771       41,379,883
   Contract charges.........................       (474,575)        (379,356)     (4,354,242)      (3,086,814)
   Transfers for contract benefits and
     terminations...........................    (29,933,233)     (39,261,624)    (48,033,724)     (35,371,281)
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.    (30,101,422)     (28,197,698)      40,555,552       87,707,860
                                             ---------------  --------------- ---------------  ---------------
     Net increase (decrease) in net assets..     (3,261,867)     (55,419,452)      90,041,160      139,339,059
NET ASSETS:
   Beginning of year........................     331,439,430      386,858,882     607,250,028      467,910,969
                                             ---------------  --------------- ---------------  ---------------
   End of year.............................. $   328,177,563  $   331,439,430 $   697,291,188  $   607,250,028
                                             ===============  =============== ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011



                                  MIST PIMCO TOTAL RETURN       MIST PIONEER STRATEGIC INCOME   MIST PYRAMIS GOVERNMENT INCOME
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- ---------------------------------
                                   2012             2011            2012             2011            2012           2011 (b)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $    22,414,950  $    16,053,608 $     2,214,309  $     1,441,714 $    (5,107,197)  $        93,399
   Net realized gains
     (losses)...............       4,256,169       37,618,577         431,791          339,011          452,229        1,576,104
   Change in unrealized
     gains (losses) on
     investments............      63,295,829     (32,790,032)       3,393,104      (1,046,047)       11,051,029        2,283,413
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......      89,966,948       20,882,153       6,039,204          734,678        6,396,061        3,952,916
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      70,379,304      139,998,412       7,057,045       16,258,528      303,900,909      173,607,003
   Net transfers (including
     fixed account).........      42,895,576        6,058,753       4,484,300        6,180,173      104,401,909       24,284,908
   Contract charges.........     (7,178,707)      (5,393,953)       (485,690)        (296,120)      (3,426,658)               --
   Transfers for contract
     benefits and
     terminations...........    (93,041,261)     (87,125,186)     (2,478,881)      (1,530,939)     (10,761,797)      (1,430,167)
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........      13,054,912       53,538,026       8,576,774       20,611,642      394,114,363      196,461,744
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
     Net increase (decrease)
       in net assets........     103,021,860       74,420,179      14,615,978       21,346,320      400,510,424      200,414,660
NET ASSETS:
   Beginning of year........   1,123,078,623    1,048,658,444      55,464,787       34,118,467      200,414,660               --
                             ---------------  --------------- ---------------  --------------- ---------------- ----------------
   End of year.............. $ 1,226,100,483  $ 1,123,078,623 $    70,080,765  $    55,464,787 $    600,925,084  $   200,414,660
                             ===============  =============== ===============  =============== ================ ================

                                                                MIST SCHRODERS            MIST SSGA GROWTH
                                   MIST RCM TECHNOLOGY        GLOBAL MULTI-ASSET           AND INCOME ETF
                                   INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                             -------------------------------- ------------------- --------------------------------
                                  2012             2011            2012 (c)             2012             2011
                             ---------------  --------------- ------------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (1,847,560)  $   (1,990,352)  $       456,463    $     9,596,261  $     3,004,000
   Net realized gains
     (losses)...............      18,090,533        4,528,821        2,099,861         23,026,356       13,677,791
   Change in unrealized
     gains (losses) on
     investments............     (1,639,543)     (19,441,973)        1,345,384         61,370,103     (22,210,213)
                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      14,603,430     (16,903,504)        3,901,708         93,992,720      (5,528,422)
                             ---------------  --------------- ------------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       7,144,289       13,991,451       90,866,789         44,021,766      157,482,497
   Net transfers (including
     fixed account).........     (7,230,702)      (1,016,006)       36,093,305         14,151,230      109,982,973
   Contract charges.........       (649,529)        (517,513)         (79,981)        (8,609,093)      (5,839,559)
   Transfers for contract
     benefits and
     terminations...........    (11,918,924)     (13,031,666)        (747,596)       (35,564,950)     (24,463,994)
                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (12,654,866)        (573,734)      126,132,517         13,998,953      237,161,917
                             ---------------  --------------- ------------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       1,948,564     (17,477,238)      130,034,225        107,991,673      231,633,495
NET ASSETS:
   Beginning of year........     133,833,471      151,310,709               --        811,024,282      579,390,787
                             ---------------  --------------- ------------------- ---------------  ---------------
   End of year.............. $   135,782,035  $   133,833,471  $   130,034,225    $   919,015,955  $   811,024,282
                             ===============  =============== =================== ===============  ===============


                                   MIST SSGA GROWTH ETF
                                    INVESTMENT DIVISION
                             ---------------------------------
                                   2012             2011
                             ---------------   ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $       714,104   $       303,346
   Net realized gains
     (losses)...............       5,897,313         2,063,340
   Change in unrealized
     gains (losses) on
     investments............       6,878,957       (5,913,643)
                             ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      13,490,374       (3,546,957)
                             ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       9,725,382        11,407,995
   Net transfers (including
     fixed account).........       3,004,933         9,014,471
   Contract charges.........       (715,352)         (568,402)
   Transfers for contract
     benefits and
     terminations...........     (5,210,417)       (4,734,284)
                             ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       6,804,546        15,119,780
                             ---------------   ---------------
     Net increase (decrease)
       in net assets........      20,294,920        11,572,823
NET ASSETS:
   Beginning of year........      95,770,056        84,197,233
                             ---------------   ---------------
   End of year.............. $   116,064,976   $    95,770,056
                             ===============   ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                   MIST T. ROWE PRICE                                                  MSF BAILLIE GIFFORD
                                     MID CAP GROWTH           MIST THIRD AVENUE SMALL CAP VALUE        INTERNATIONAL STOCK
                                   INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011             2012             2011
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (3,786,488)  $   (3,642,125) $     (133,386)  $      (11,673)  $        16,611  $       822,890
   Net realized gains
     (losses)...............      40,978,127       11,783,080          31,460            7,471      (6,791,749)      (4,243,528)
   Change in unrealized
     gains (losses) on
     investments............     (3,413,055)     (16,760,775)       1,819,753      (1,051,353)       32,422,529     (36,008,767)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      33,778,584      (8,619,820)       1,717,827      (1,055,555)       25,647,391     (39,429,405)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      19,117,110       35,279,068       1,817,623        1,714,359        4,510,201        7,030,950
   Net transfers (including
     fixed account).........     (6,891,637)        1,578,858       (502,102)        (326,471)      (7,577,921)        1,051,932
   Contract charges.........     (1,587,808)      (1,185,031)        (22,494)         (17,809)        (428,025)        (391,596)
   Transfers for contract
     benefits and
     terminations...........    (20,552,878)     (20,327,845)       (606,849)        (370,967)     (13,728,152)     (15,516,089)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........     (9,915,213)       15,345,050         686,178          999,112     (17,223,897)      (7,824,803)
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets........      23,863,371        6,725,230       2,404,005         (56,443)        8,423,494     (47,254,208)
NET ASSETS:
   Beginning of year........     276,466,812      269,741,582       9,963,715       10,020,158      149,064,918      196,319,126
                             ---------------  --------------- ---------------  ---------------  ---------------  ---------------
   End of year.............. $   300,330,183  $   276,466,812 $    12,367,720  $     9,963,715  $   157,488,412  $   149,064,918
                             ===============  =============== ===============  ===============  ===============  ===============

                                       MSF BARCLAYS
                               CAPITAL AGGREGATE BOND INDEX    MSF BLACKROCK AGGRESSIVE GROWTH      MSF BLACKROCK BOND INCOME
                                    INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
                             -------------------------------- --------------------------------- ---------------------------------
                                   2012             2011            2012             2011             2012             2011
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $    26,460,557  $    23,788,921 $   (5,625,627)   $   (4,656,656) $     6,730,178   $    13,245,564
   Net realized gains
     (losses)...............       5,346,141        6,260,260      12,013,460        11,767,838       6,095,541           968,641
   Change in unrealized
     gains (losses) on
     investments............     (4,740,378)       35,508,667      35,370,149      (26,024,706)      17,177,018        11,150,590
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......      27,066,320       65,557,848      41,757,982      (18,913,524)      30,002,737        25,364,795
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      68,937,477      131,216,486       9,761,447        14,868,532      22,223,783        40,839,610
   Net transfers (including
     fixed account).........      41,010,095     (37,583,700)    (13,289,808)      (14,309,119)       6,298,421      (12,254,499)
   Contract charges.........     (5,666,093)      (4,599,915)       (574,986)         (454,999)     (1,937,213)       (1,480,623)
   Transfers for contract
     benefits and
     terminations...........    (95,740,107)     (93,887,204)    (40,270,013)      (46,251,640)    (47,208,086)      (48,730,575)
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       8,541,372      (4,854,333)    (44,373,360)      (46,147,226)    (20,623,095)      (21,626,087)
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets........      35,607,692       60,703,515     (2,615,378)      (65,060,750)       9,379,642         3,738,708
NET ASSETS:
   Beginning of year........   1,115,074,009    1,054,370,494     441,856,480       506,917,230     503,747,574       500,008,866
                             ---------------  --------------- ---------------  ---------------- ---------------  ----------------
   End of year.............. $ 1,150,681,701  $ 1,115,074,009 $   439,241,102   $   441,856,480 $   513,127,216   $   503,747,574
                             ===============  =============== ===============  ================ ===============  ================


                                MSF BLACKROCK DIVERSIFIED
                                   INVESTMENT DIVISION
                             --------------------------------
                                  2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     6,564,050  $     8,026,572
   Net realized gains
     (losses)...............       3,099,829      (1,793,589)
   Change in unrealized
     gains (losses) on
     investments............      57,467,217       11,482,045
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      67,131,096       17,715,028
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      10,671,295       12,843,237
   Net transfers (including
     fixed account).........    (14,441,203)     (23,041,359)
   Contract charges.........       (333,068)        (289,599)
   Transfers for contract
     benefits and
     terminations...........    (65,428,352)     (76,364,804)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (69,531,328)     (86,852,525)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........     (2,400,232)     (69,137,497)
NET ASSETS:
   Beginning of year........     634,685,560      703,823,057
                             ---------------  ---------------
   End of year.............. $   632,285,328  $   634,685,560
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                        MSF BLACKROCK
                              MSF BLACKROCK LARGE CAP VALUE        LEGACY LARGE CAP GROWTH        MSF BLACKROCK MONEY MARKET
                                   INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $       290,612  $     (761,296) $   (1,972,287)  $   (2,061,181) $   (1,181,929)  $   (1,266,614)
   Net realized gains
     (losses)...............      31,615,279      (2,110,608)       3,086,608        2,287,770              --               --
   Change in unrealized
     gains (losses) on
     investments............     (6,267,847)        4,546,025      18,441,634     (18,309,761)              --               --
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      25,638,044        1,674,121      19,555,955     (18,083,172)     (1,181,929)      (1,266,614)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      13,377,609       21,492,157       9,245,805       24,851,525      11,092,649       12,247,227
   Net transfers (including
     fixed account).........     (8,969,166)        2,849,941     (7,007,031)       11,901,823       4,762,352       17,009,849
   Contract charges.........     (1,160,004)        (905,851)       (982,638)        (724,651)       (591,876)        (639,681)
   Transfers for contract
     benefits and
     terminations...........    (15,244,060)     (14,359,735)    (10,985,295)     (10,556,249)    (12,773,513)     (16,071,934)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (11,995,621)        9,076,512     (9,729,159)       25,472,448       2,489,612       12,545,461
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      13,642,423       10,750,633       9,826,796        7,389,276       1,307,683       11,278,847
NET ASSETS:
   Beginning of year........     206,549,406      195,798,773     154,395,881      147,006,605      87,677,129       76,398,280
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   220,191,829  $   206,549,406 $   164,222,677  $   154,395,881 $    88,984,812  $    87,677,129
                             ===============  =============== ===============  =============== ===============  ===============


                                  MSF DAVIS VENTURE VALUE          MSF FI VALUE LEADERS              MSF JENNISON GROWTH
                                    INVESTMENT DIVISION             INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011           2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (3,516,049)  $   (1,723,887) $     (164,027)  $     (238,786) $   (1,677,392)  $     (887,335)
   Net realized gains
     (losses)...............       6,178,240        3,393,728     (2,114,623)      (2,860,117)      17,401,005        1,743,271
   Change in unrealized
     gains (losses) on
     investments............      57,738,005     (34,352,746)      10,408,096      (1,901,241)     (6,078,481)      (1,789,305)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      60,400,196     (32,682,905)       8,129,446      (5,000,144)       9,645,132        (933,369)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      23,659,277       48,790,349       1,762,064        2,100,177       9,047,096        8,665,547
   Net transfers (including
     fixed account).........    (25,585,476)      (9,991,955)     (3,010,670)      (1,936,831)      62,639,308       13,265,073
   Contract charges.........     (2,676,497)      (2,241,401)       (178,463)        (179,344)       (809,535)        (335,560)
   Transfers for contract
     benefits and
     terminations...........    (43,439,960)     (44,739,039)     (5,329,639)      (5,699,592)     (9,422,084)      (5,546,722)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (48,042,656)      (8,182,046)     (6,756,708)      (5,715,590)      61,454,785       16,048,338
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      12,357,540     (40,864,951)       1,372,738     (10,715,734)      71,099,917       15,114,969
NET ASSETS:
   Beginning of year........     549,949,416      590,814,367      60,845,379       71,561,113      82,954,033       67,839,064
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   562,306,956  $   549,949,416 $    62,218,117  $    60,845,379 $   154,053,950  $    82,954,033
                             ===============  =============== ===============  =============== ===============  ===============

                                    MSF LOOMIS SAYLES
                                     SMALL CAP CORE
                                   INVESTMENT DIVISION
                             --------------------------------
                                   2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $   (2,002,639)  $   (1,974,377)
   Net realized gains
     (losses)...............       6,614,447        1,733,783
   Change in unrealized
     gains (losses) on
     investments............      14,438,005        (708,103)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      19,049,813        (948,697)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       6,891,103       11,026,192
   Net transfers (including
     fixed account).........     (7,307,184)      (2,419,047)
   Contract charges.........       (627,291)        (523,896)
   Transfers for contract
     benefits and
     terminations...........    (13,323,254)     (13,179,560)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (14,366,626)      (5,096,311)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........       4,683,187      (6,045,008)
NET ASSETS:
   Beginning of year........     152,652,688      158,697,696
                             ---------------  ---------------
   End of year.............. $   157,335,875  $   152,652,688
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                       MSF LOOMIS SAYLES                                                 MSF MET/DIMENSIONAL
                                       SMALL CAP GROWTH           MSF MET/ARTISAN MID CAP VALUE      INTERNATIONAL SMALL COMPANY
                                      INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
                              --------------------------------- --------------------------------- ---------------------------------
                                    2012              2011            2012             2011             2012             2011
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................  $     (571,823)  $     (605,468) $      (814,317)  $     (877,049) $        40,843  $         25,304
   Net realized gains
     (losses)................        1,379,303          705,937      (3,945,332)      (6,225,805)         359,129           190,328
   Change in unrealized
     gains (losses) on
     investments.............        3,377,539          418,297       25,829,066       18,681,995         309,208         (958,109)
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.......        4,185,019          518,766       21,069,417       11,579,141         709,180         (742,477)
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................        1,787,862        1,861,989        8,874,605       11,876,355         291,809           995,572
   Net transfers (including
     fixed account)..........      (6,173,151)        5,246,079      (6,921,482)      (5,298,073)       (143,800)           598,134
   Contract charges..........         (98,794)         (91,903)        (514,202)        (433,039)        (41,622)          (27,252)
   Transfers for contract
     benefits and
     terminations............      (4,576,397)      (4,768,447)     (22,073,673)     (23,161,304)       (158,938)         (123,999)
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........      (9,060,480)        2,247,718     (20,634,752)     (17,016,061)        (52,551)         1,442,455
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets.........      (4,875,461)        2,766,484          434,665      (5,436,920)         656,629           699,978
NET ASSETS:
   Beginning of year.........       46,369,339       43,602,855      212,168,332      217,605,252       4,062,760         3,362,782
                               ---------------  --------------- ---------------- ---------------- ---------------  ----------------
   End of year...............  $    41,493,878  $    46,369,339 $    212,602,997  $   212,168,332 $     4,719,389  $      4,062,760
                               ===============  =============== ================ ================ ===============  ================

                                                                      MSF METLIFE CONSERVATIVE
                              MSF METLIFE CONSERVATIVE ALLOCATION      TO MODERATE ALLOCATION
                                      INVESTMENT DIVISION                INVESTMENT DIVISION
                              ----------------------------------- ---------------------------------
                                     2012              2011             2012              2011
                               ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................   $    10,165,548  $     4,719,364  $     21,919,174  $     9,296,873
   Net realized gains
     (losses)................        16,933,158        2,238,716        12,634,200        3,119,728
   Change in unrealized
     gains (losses) on
     investments.............        14,328,509        1,399,922        96,305,018     (17,598,815)
                               ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.......        41,427,215        8,358,002       130,858,392      (5,182,214)
                               ----------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................        45,152,634       59,936,167        80,398,812      182,128,575
   Net transfers (including
     fixed account)..........        33,846,260       53,977,848        11,637,886       65,781,537
   Contract charges..........       (3,683,769)      (2,858,230)      (10,188,114)      (7,936,969)
   Transfers for contract
     benefits and
     terminations............      (42,068,655)     (35,206,478)      (90,128,719)     (80,650,431)
                               ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........        33,246,470       75,849,307       (8,280,135)      159,322,712
                               ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets.........        74,673,685       84,207,309       122,578,257      154,140,498
NET ASSETS:
   Beginning of year.........       516,749,285      432,541,976     1,291,252,079    1,137,111,581
                               ----------------  ---------------  ----------------  ---------------
   End of year...............   $   591,422,970  $   516,749,285  $  1,413,830,336  $ 1,291,252,079
                               ================  ===============  ================  ===============


                               MSF METLIFE MID CAP STOCK INDEX   MSF METLIFE MODERATE ALLOCATION
                                     INVESTMENT DIVISION               INVESTMENT DIVISION
                              --------------------------------- ---------------------------------
                                    2012             2011             2012             2011
                              ----------------  --------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................. $    (1,751,987)  $   (1,990,547) $    39,471,659  $      8,000,674
   Net realized gains
     (losses)................       22,204,754       21,630,998      16,872,995         3,413,004
   Change in unrealized
     gains (losses) on
     investments.............       39,972,595     (31,516,016)     364,883,546     (118,620,318)
                              ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.......       60,425,362     (11,875,565)     421,228,200     (107,206,640)
                              ----------------  --------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................       24,734,350       38,854,640     190,278,441       553,403,603
   Net transfers (including
     fixed account)..........     (11,612,546)      (5,485,063)    (59,209,096)       112,260,513
   Contract charges..........      (1,589,156)      (1,227,055)    (32,368,642)      (25,327,711)
   Transfers for contract
     benefits and
     terminations............     (32,224,225)     (32,767,498)   (202,785,252)     (185,265,104)
                              ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........     (20,691,577)        (624,976)   (104,084,549)       455,071,301
                              ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets.........       39,733,785     (12,500,541)     317,143,651       347,864,661
NET ASSETS:
   Beginning of year.........      384,380,587      396,881,128   3,601,073,971     3,253,209,310
                              ----------------  --------------- ---------------  ----------------
   End of year............... $    424,114,372  $   384,380,587 $ 3,918,217,622  $  3,601,073,971
                              ================  =============== ===============  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                  MSF METLIFE MODERATE
                                TO AGGRESSIVE ALLOCATION           MSF METLIFE STOCK INDEX           MSF MFS TOTAL RETURN
                                   INVESTMENT DIVISION               INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $    10,145,735  $     2,144,016 $    11,703,808  $     9,036,820 $     2,132,285  $     1,988,904
   Net realized gains
     (losses)...............       4,305,789        (257,933)      44,767,466       18,365,146          58,717      (1,111,920)
   Change in unrealized
     gains (losses) on
     investments............     193,493,795     (82,743,124)     291,800,764     (11,976,865)      11,139,859          492,473
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......     207,945,319     (80,857,041)     348,272,038       15,425,101      13,330,861        1,369,457
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      87,592,538       94,940,334      90,668,945      159,101,184       6,381,015        8,318,101
   Net transfers (including
     fixed account).........    (79,068,221)     (31,249,710)    (82,985,870)     (54,441,859)     (1,660,593)      (1,380,207)
   Contract charges.........    (11,140,623)     (10,609,515)     (6,748,459)      (5,550,786)       (409,180)        (330,006)
   Transfers for contract
     benefits and
     terminations...........    (80,281,104)     (80,191,387)   (240,389,751)    (249,593,455)    (14,171,809)     (14,944,165)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (82,897,410)     (27,110,278)   (239,455,135)    (150,484,916)     (9,860,567)      (8,336,277)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........     125,047,909    (107,967,319)     108,816,903    (135,059,815)       3,470,294      (6,966,820)
NET ASSETS:
   Beginning of year........   1,520,709,941    1,628,677,260   2,511,243,451    2,646,303,266     135,335,283      142,302,103
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $ 1,645,757,850  $ 1,520,709,941 $ 2,620,060,354  $ 2,511,243,451 $   138,805,577  $   135,335,283
                             ===============  =============== ===============  =============== ===============  ===============


                                       MSF MFS VALUE                 MSF MSCI EAFE INDEX         MSF NEUBERGER BERMAN GENESIS
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- -------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     1,569,980  $       489,550 $     7,390,274  $     4,622,718 $   (2,623,767)  $   (1,651,073)
   Net realized gains
     (losses)...............       5,666,251        (771,664)     (2,119,320)        1,636,721     (7,774,684)     (11,750,296)
   Change in unrealized
     gains (losses) on
     investments............      32,844,990        (703,266)      66,509,457     (69,561,112)      31,782,193       25,875,010
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      40,081,221        (985,380)      71,780,411     (63,301,673)      21,383,742       12,473,641
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      14,849,756       19,849,634      28,464,168       46,545,815       8,111,926       10,261,552
   Net transfers (including
     fixed account).........     (3,944,431)      (1,240,023)    (14,832,837)       20,763,713    (10,762,557)     (13,442,941)
   Contract charges.........       (989,870)        (719,847)     (1,985,135)      (1,609,533)       (481,774)        (451,851)
   Transfers for contract
     benefits and
     terminations...........    (27,089,474)     (26,071,270)    (35,302,974)     (36,072,546)    (27,373,516)     (29,480,656)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (17,174,019)      (8,181,506)    (23,656,778)       29,627,449    (30,505,921)     (33,113,896)
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      22,907,202      (9,166,886)      48,123,633     (33,674,224)     (9,122,179)     (20,640,255)
NET ASSETS:
   Beginning of year........     271,032,881      280,199,767     428,461,169      462,135,393     263,644,663      284,284,918
                             ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.............. $   293,940,083  $   271,032,881 $   476,584,802  $   428,461,169 $   254,522,484  $   263,644,663
                             ===============  =============== ===============  =============== ===============  ===============


                              MSF OPPENHEIMER GLOBAL EQUITY
                                   INVESTMENT DIVISION
                             --------------------------------
                                  2012             2011
                             ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $       590,593  $     1,427,400
   Net realized gains
     (losses)...............       2,956,134        2,711,222
   Change in unrealized
     gains (losses) on
     investments............      34,846,367     (25,269,443)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      38,393,094     (21,130,821)
                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       8,178,017       15,780,525
   Net transfers (including
     fixed account).........    (12,363,260)        3,636,534
   Contract charges.........       (743,403)        (584,716)
   Transfers for contract
     benefits and
     terminations...........    (15,642,935)     (19,404,129)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (20,571,581)        (571,786)
                             ---------------  ---------------
     Net increase (decrease)
       in net assets........      17,821,513     (21,702,607)
NET ASSETS:
   Beginning of year........     201,576,453      223,279,060
                             ---------------  ---------------
   End of year.............. $   219,397,966  $   201,576,453
                             ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                      MSF T. ROWE PRICE                MSF T. ROWE PRICE
                                  MSF RUSSELL 2000 INDEX              LARGE CAP GROWTH                 SMALL CAP GROWTH
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012             2011
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (615,070)  $     (807,274)  $   (2,349,685)  $   (2,302,784) $   (3,527,758)  $   (3,438,620)
   Net realized gains
     (losses)...............       4,517,799        3,720,824        7,734,292        4,920,269      36,244,125       10,695,895
   Change in unrealized
     gains (losses) on
     investments............      32,651,591     (16,165,693)       24,747,725      (6,874,835)       5,484,801      (6,549,932)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......      36,554,320     (13,252,143)       30,132,332      (4,257,350)      38,201,168          707,343
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................      15,375,496       20,490,122        8,872,447        6,108,434      13,711,065       21,942,313
   Net transfers (including
     fixed account).........     (9,049,918)      (8,430,152)        3,361,951      (4,168,617)     (7,211,093)        4,699,938
   Contract charges.........       (763,111)        (630,785)        (398,694)        (352,198)       (758,758)        (523,750)
   Transfers for contract
     benefits and
     terminations...........    (22,646,386)     (24,716,116)     (20,579,760)     (18,407,429)    (24,156,578)     (25,824,691)
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (17,083,919)     (13,286,931)      (8,744,056)     (16,819,810)    (18,415,364)          293,810
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........      19,470,401     (26,539,074)       21,388,276     (21,077,160)      19,785,804        1,001,153
NET ASSETS:
   Beginning of year........     253,478,593      280,017,667      174,880,384      195,957,544     265,121,409      264,120,256
                             ---------------  --------------- ---------------- ---------------- ---------------  ---------------
   End of year.............. $   272,948,994  $   253,478,593  $   196,268,660  $   174,880,384 $   284,907,213  $   265,121,409
                             ===============  =============== ================ ================ ===============  ===============

                                        MSF VAN ECK             MSF WESTERN ASSET MANAGEMENT           MSF WESTERN ASSET
                                 GLOBAL NATURAL RESOURCES       STRATEGIC BOND OPPORTUNITIES      MANAGEMENT U.S. GOVERNMENT
                                    INVESTMENT DIVISION              INVESTMENT DIVISION              INVESTMENT DIVISION
                             -------------------------------- --------------------------------- --------------------------------
                                   2012             2011            2012             2011            2012              2011
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (502,111)  $      (64,217) $      5,589,302  $     9,809,292 $     1,501,349  $        95,483
   Net realized gains
     (losses)...............       2,207,476        2,979,987        3,195,133        2,685,564         350,010        8,382,398
   Change in unrealized
     gains (losses) on
     investments............       (930,623)      (9,826,380)       15,183,806        (604,578)       2,356,488        1,018,684
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations......         774,742      (6,910,610)       23,968,241       11,890,278       4,207,847        9,496,565
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................       2,071,819       10,973,817        7,182,614        7,748,617      10,479,429       18,992,601
   Net transfers (including
     fixed account).........       4,288,138        7,740,528        3,236,689     (15,213,571)       4,251,221      (8,730,097)
   Contract charges.........       (441,040)        (260,778)        (627,965)        (619,207)     (1,091,350)        (959,871)
   Transfers for contract
     benefits and
     terminations...........     (1,198,738)        (659,912)     (28,542,548)     (30,317,278)    (23,308,896)     (23,246,845)
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........       4,720,179       17,793,655     (18,751,210)     (38,401,439)     (9,669,596)     (13,944,212)
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets........       5,494,921       10,883,045        5,217,031     (26,511,161)     (5,461,749)      (4,447,647)
NET ASSETS:
   Beginning of year........      35,583,743       24,700,698      248,899,097      275,410,258     235,422,481      239,870,128
                             ---------------  --------------- ----------------  --------------- ---------------  ---------------
   End of year.............. $    41,078,664  $    35,583,743 $    254,116,128  $   248,899,097 $   229,960,732  $   235,422,481
                             ===============  =============== ================  =============== ===============  ===============


                                     MSF ZENITH EQUITY
                                    INVESTMENT DIVISION
                             ---------------------------------
                                   2012             2011
                             ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)................. $     (291,549)  $      (214,903)
   Net realized gains
     (losses)...............     (1,334,514)       (2,272,347)
   Change in unrealized
     gains (losses) on
     investments............       9,621,752         (973,507)
                             ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations......       7,995,689       (3,460,757)
                             ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.................         717,440           748,333
   Net transfers (including
     fixed account).........     (1,240,064)       (1,205,437)
   Contract charges.........        (73,219)          (82,022)
   Transfers for contract
     benefits and
     terminations...........    (10,325,987)      (10,961,347)
                             ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.........    (10,921,830)      (11,500,473)
                             ---------------  ----------------
     Net increase (decrease)
       in net assets........     (2,926,141)      (14,961,230)
NET ASSETS:
   Beginning of year........      66,504,213        81,465,443
                             ---------------  ----------------
   End of year.............. $    63,578,072  $     66,504,213
                             ===============  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund, series, or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Calvert Variable Series, Inc. ("Calvert")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF INVESTMENT DIVISIONS


A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions had net assets as of December 31, 2012:

American Funds Bond Investment Division                         MIST American Funds Growth Allocation Investment
American Funds Global Small Capitalization                        Division (a)
   Investment Division                                          MIST American Funds Growth Investment Division
American Funds Growth Investment Division                       MIST American Funds Moderate Allocation
American Funds Growth-Income Investment Division                  Investment Division (a)
Calvert VP SRI Balanced Investment Division                     MIST AQR Global Risk Balanced Investment Division
Calvert VP SRI Mid Cap Growth Investment Division               MIST BlackRock Global Tactical Strategies Investment
Fidelity VIP Equity-Income Investment Division                    Division
Fidelity VIP FundsManager 50% Investment Division (b)           MIST BlackRock Large Cap Core Investment
Fidelity VIP FundsManager 60% Investment Division                 Division (a)
Fidelity VIP Growth Investment Division                         Variable B Investment Division (c)
Fidelity VIP Investment Grade Bond Investment                   Variable C Investment Division (c)
   Division                                                     MIST Clarion Global Real Estate Investment
Fidelity VIP Money Market Investment Division (a)                 Division (a)
MIST AllianceBernstein Global Dynamic Allocation                MIST Dreman Small Cap Value Investment Division
   Investment Division                                          MIST Harris Oakmark International Investment
MIST American Funds Balanced Allocation                           Division (a)
   Investment Division (a)                                      MIST Invesco Balanced-Risk Allocation Investment
MIST American Funds Bond Investment Division                      Division (b)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)


MIST Invesco Small Cap Growth Investment                       MIST SSgA Growth ETF Investment Division (a)
   Division (a)                                                MIST T. Rowe Price Mid Cap Growth Investment
MIST Janus Forty Investment Division (a)                          Division (a)
MIST JPMorgan Global Active Allocation Investment              MIST Third Avenue Small Cap Value Investment
   Division (b)                                                   Division
MIST Legg Mason ClearBridge Aggressive Growth                  MSF Baillie Gifford International Stock Investment
   Investment Division (a)                                        Division (a)
MIST Loomis Sayles Global Markets Investment                   MSF Barclays Capital Aggregate Bond Index
   Division                                                       Investment Division (a)
MIST Lord Abbett Bond Debenture Investment                     MSF BlackRock Aggressive Growth Investment
   Division (a)                                                   Division (a)
MIST Lord Abbett Mid Cap Value Investment                      MSF BlackRock Bond Income Investment Division (a)
   Division (a)(b)                                             MSF BlackRock Diversified Investment Division (a)
MIST Met/Eaton Vance Floating Rate Investment                  MSF BlackRock Large Cap Value Investment
   Division                                                       Division (a)
MIST Met/Franklin Income Investment Division                   MSF BlackRock Legacy Large Cap Growth Investment
MIST Met/Franklin Low Duration Total Return                       Division (a)
   Investment Division                                         MSF BlackRock Money Market Investment
MIST Met/Franklin Mutual Shares Investment                        Division (a)
   Division                                                    MSF Davis Venture Value Investment Division (a)
MIST Met/Franklin Templeton Founding Strategy                  MSF FI Value Leaders Investment Division (a)
   Investment Division                                         MSF Jennison Growth Investment Division (a)
MIST Met/Templeton Growth Investment Division                  MSF Loomis Sayles Small Cap Core Investment
MIST Met/Templeton International Bond Investment                  Division (a)
   Division                                                    MSF Loomis Sayles Small Cap Growth Investment
MIST MetLife Aggressive Strategy Investment                       Division (a)
   Division (a)                                                MSF Met/Artisan Mid Cap Value Investment
MIST MetLife Balanced Plus Investment Division                    Division (a)
MIST MetLife Multi-Index Targeted Risk Investment              MSF Met/Dimensional International Small Company
   Division (b)                                                   Investment Division
MIST MFS Emerging Markets Equity Investment                    MSF MetLife Conservative Allocation Investment
   Division                                                       Division (a)
MIST MFS Research International Investment                     MSF MetLife Conservative to Moderate Allocation
   Division (a)                                                   Investment Division (a)
MIST MLA Mid Cap Investment Division (a)                       MSF MetLife Mid Cap Stock Index Investment
MIST Morgan Stanley Mid Cap Growth Investment                     Division (a)
   Division (a)                                                MSF MetLife Moderate Allocation Investment
MIST PIMCO Inflation Protected Bond Investment                    Division (a)
   Division (a)                                                MSF MetLife Moderate to Aggressive Allocation
MIST PIMCO Total Return Investment Division (a)                   Investment Division (a)
MIST Pioneer Strategic Income Investment Division              MSF MetLife Stock Index Investment Division (a)
MIST Pyramis Government Income Investment                      MSF MFS Total Return Investment Division (a)
   Division                                                    MSF MFS Value Investment Division (a)
MIST RCM Technology Investment Division (a)                    MSF MSCI EAFE Index Investment Division (a)
MIST Schroders Global Multi-Asset Investment                   MSF Neuberger Berman Genesis Investment
   Division (b)                                                   Division (a)
MIST SSgA Growth and Income ETF Investment                     MSF Oppenheimer Global Equity Investment
   Division (a)                                                   Division (a)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MSF Russell 2000 Index Investment Division (a)             MSF Western Asset Management Strategic Bond
MSF T. Rowe Price Large Cap Growth Investment                 Opportunities Investment Division (a)
   Division (a)                                            MSF Western Asset Management U.S. Government
MSF T. Rowe Price Small Cap Growth Investment                 Investment Division (a)
   Division (a)                                            MSF Zenith Equity Investment Division
MSF Van Eck Global Natural Resources Investment
   Division

(a) This Investment Division invests in two or more share classes within the underlying fund or portfolio of the Trusts.
(b) This Investment Division began operations during the year ended December 31, 2012.
(c) Variable B Investment Division and Variable C Investment Division only invest in the BlackRock Large Cap Core Portfolio.

B. The following Investment Divisions had no net assets as of December 31, 2012:

MIST MetLife Defensive Strategy Investment Division*
Variable D Investment Division

*This Investment Division commenced on April 30, 2012.


3. PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2012:

MIST Oppenheimer Capital Appreciation Investment Division
MSF Lord Abbett Mid Cap Value Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2012:

NAME CHANGES:

Former Name                                                New Name

(MIST) Lazard Mid Cap Portfolio                            (MIST) MLA Mid Cap Portfolio
(MSF) Artio International Stock Portfolio                  (MSF) Baillie Gifford International Stock Portfolio
(MSF) Morgan Stanley EAFE Index Portfolio                  (MSF) MSCI EAFE Index Portfolio
(MSF) Neuberger Berman Mid Cap Value Portfolio             (MSF) Lord Abbett Mid Cap Value Portfolio

MERGERS:

Former Portfolio                                           New Portfolio

(MIST) Oppenheimer Capital Appreciation Portfolio          (MSF) Jennison Growth Portfolio
(MSF) Lord Abbett Mid Cap Value Portfolio                  (MIST) Lord Abbett Mid Cap Value Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Division's investment in shares of a fund, series, or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.


NET TRANSFERS
Funds transferred by the contract owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.


5. EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

   Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

   Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

   Enhanced Stepped-Up Provision -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual contract anniversary value in the contract or the greater of the account balance, annual increase amount or highest annual contract anniversary value in the contract.

   Guaranteed Withdrawal Benefit for Life -- For a charge that includes the Mortality and Expense Risk charge and a guaranteed withdrawal benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012.

     ------------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                    0.00% - 2.05%
     ------------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                                0.20% - 0.50%
     ------------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                                 0.25%
     ------------------------------------------------------------------------------------------------------------------------------
      Enhanced Stepped-Up Provision                                                                                 0.10% - 0.35%
     ------------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit for Life                                                                        1.90% - 2.05%
     ------------------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of the effective rates disclosed above excludes any waivers granted to certain Investment Divisions.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units, which are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions:

   Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

   Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

   Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the periodic return on the investment.

   Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

   Enhanced Death Benefit -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

   Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012:

     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                      0.75%
     -----------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                                0.50% - 1.80%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                                0.50% - 0.95%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                            0.35% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                       0.60% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                       0.55% - 1.00%
     -----------------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $15 to $30 is assessed on an annual basis for Contracts, which may be waived if the Contract reaches a certain asset size or under certain circumstances. In addition, most Contracts impose a surrender charge which ranges from 0% to 10%, if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS



                                                                          AS OF DECEMBER 31, 2012
                                                                     ---------------------------------

                                                                         SHARES            COST ($)
                                                                     --------------     --------------
     American Funds Bond Investment Division.......................      11,504,873        127,198,088
     American Funds Global Small Capitalization
        Investment Division........................................      25,793,623        526,925,551
     American Funds Growth Investment Division.....................      16,183,012        838,169,950
     American Funds Growth-Income Investment Division..............      19,046,929        658,255,823
     Calvert VP SRI Balanced Investment Division...................      27,054,424         49,913,419
     Calvert VP SRI Mid Cap Growth Investment Division.............         377,878         10,154,140
     Fidelity VIP Equity-Income Investment Division................       4,112,065         90,699,501
     Fidelity VIP FundsManager 50% Investment Division (a).........       2,668,725         28,377,986
     Fidelity VIP FundsManager 60% Investment Division.............      24,904,977        240,354,845
     Fidelity VIP Growth Investment Division.......................       1,850,271         72,722,574
     Fidelity VIP Investment Grade Bond Investment Division........       1,705,843         21,909,472
     Fidelity VIP Money Market Investment Division.................       8,724,753          8,724,753
     MIST AllianceBernstein Global Dynamic Allocation
        Investment Division........................................     108,971,354      1,085,816,403
     MIST American Funds Balanced Allocation
        Investment Division........................................      65,482,681        577,417,120
     MIST American Funds Bond Investment Division..................       8,471,752         84,176,499
     MIST American Funds Growth Allocation Investment Division.....      33,260,336        258,612,992
     MIST American Funds Growth Investment Division................      30,399,747        248,322,488
     MIST American Funds Moderate Allocation
        Investment Division........................................      86,463,661        783,178,433
     MIST AQR Global Risk Balanced Investment Division.............     150,808,661      1,630,041,628
     MIST BlackRock Global Tactical Strategies
        Investment Division........................................     154,300,380      1,508,520,040
     MIST BlackRock Large Cap Core Investment Division.............      63,664,530        665,952,178
     Variable B Investment Division................................       1,278,422         13,739,265
     Variable C Investment Division................................         125,979          1,360,122
     MIST Clarion Global Real Estate Investment Division...........      21,421,087        275,243,063
     MIST Dreman Small Cap Value Investment Division...............       1,095,930         14,360,333
     MIST Harris Oakmark International Investment Division.........      32,073,275        442,272,896
     MIST Invesco Balanced-Risk Allocation
        Investment Division (b)....................................      25,030,609        259,539,487
     MIST Invesco Small Cap Growth Investment Division.............       2,497,369         32,265,264
     MIST Janus Forty Investment Division..........................       5,090,086        324,269,279
     MIST JPMorgan Global Active Allocation
        Investment Division (b)....................................      16,944,202        173,609,349
     MIST Legg Mason ClearBridge Aggressive Growth
        Investment Division........................................      10,279,774         80,514,885
     MIST Loomis Sayles Global Markets Investment Division.........       2,200,767         25,249,766
     MIST Lord Abbett Bond Debenture Investment Division...........      24,065,172        290,350,302
     MIST Lord Abbett Mid Cap Value Investment Division (b)........      26,079,401        439,332,510
     MIST Met/Eaton Vance Floating Rate Investment Division........         699,051          7,254,446
     MIST Met/Franklin Income Investment Division..................       9,033,560         89,862,507
     MIST Met/Franklin Low Duration Total Return
        Investment Division........................................       1,503,123         14,960,055
     MIST Met/Franklin Mutual Shares Investment Division...........       7,280,055         56,865,261
     MIST Met/Franklin Templeton Founding Strategy
        Investment Division........................................       6,328,662         54,290,538
     MIST Met/Templeton Growth Investment Division.................       2,663,373         22,849,929

                                                                           FOR THE YEAR ENDED
                                                                            DECEMBER 31, 2012
                                                                     ---------------------------------
                                                                         COST OF          PROCEEDS
                                                                      PURCHASES ($)    FROM SALES ($)
                                                                    ---------------    ---------------
     American Funds Bond Investment Division.......................     12,511,671          20,103,113
     American Funds Global Small Capitalization
        Investment Division........................................     14,087,223          69,270,763
     American Funds Growth Investment Division.....................     17,871,525         136,992,948
     American Funds Growth-Income Investment Division..............     19,031,180          85,039,373
     Calvert VP SRI Balanced Investment Division...................      2,694,085           5,489,293
     Calvert VP SRI Mid Cap Growth Investment Division.............      2,334,555           1,695,837
     Fidelity VIP Equity-Income Investment Division................      9,181,908          10,629,062
     Fidelity VIP FundsManager 50% Investment Division (a).........     28,436,498              58,660
     Fidelity VIP FundsManager 60% Investment Division.............     51,218,163          10,266,919
     Fidelity VIP Growth Investment Division.......................      1,426,773           8,748,506
     Fidelity VIP Investment Grade Bond Investment Division........      3,462,112           2,733,425
     Fidelity VIP Money Market Investment Division.................     37,250,681          40,693,967
     MIST AllianceBernstein Global Dynamic Allocation
        Investment Division........................................    608,423,009                  --
     MIST American Funds Balanced Allocation
        Investment Division........................................     43,171,015          43,590,104
     MIST American Funds Bond Investment Division..................     16,175,486           8,171,692
     MIST American Funds Growth Allocation Investment Division.....     20,463,775          34,610,493
     MIST American Funds Growth Investment Division................     14,839,273          20,711,798
     MIST American Funds Moderate Allocation
        Investment Division........................................     53,775,804          63,745,153
     MIST AQR Global Risk Balanced Investment Division.............  1,036,201,319                  --
     MIST BlackRock Global Tactical Strategies
        Investment Division........................................    791,953,904                  --
     MIST BlackRock Large Cap Core Investment Division.............     21,091,458          84,842,984
     Variable B Investment Division................................        360,996           1,925,648
     Variable C Investment Division................................         14,768               4,604
     MIST Clarion Global Real Estate Investment Division...........     11,400,185          28,456,470
     MIST Dreman Small Cap Value Investment Division...............      2,085,862           1,906,061
     MIST Harris Oakmark International Investment Division.........     33,627,087          67,763,897
     MIST Invesco Balanced-Risk Allocation
        Investment Division (b)....................................    259,539,487                  --
     MIST Invesco Small Cap Growth Investment Division.............      6,244,222           7,378,637
     MIST Janus Forty Investment Division..........................     26,947,778          46,044,934
     MIST JPMorgan Global Active Allocation
        Investment Division (b)....................................    173,609,349                  --
     MIST Legg Mason ClearBridge Aggressive Growth
        Investment Division........................................     12,695,972          15,670,535
     MIST Loomis Sayles Global Markets Investment Division.........      6,485,747           5,139,007
     MIST Lord Abbett Bond Debenture Investment Division...........     39,209,220          33,466,869
     MIST Lord Abbett Mid Cap Value Investment Division (b)........    483,821,006          43,499,342
     MIST Met/Eaton Vance Floating Rate Investment Division........      2,884,933           1,665,373
     MIST Met/Franklin Income Investment Division..................     23,055,003          14,498,014
     MIST Met/Franklin Low Duration Total Return
        Investment Division........................................     13,157,192           4,895,839
     MIST Met/Franklin Mutual Shares Investment Division...........     14,212,887           7,089,913
     MIST Met/Franklin Templeton Founding Strategy
        Investment Division........................................      9,260,122           8,234,626
     MIST Met/Templeton Growth Investment Division.................      5,814,778           5,080,636

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONTINUED)



                                                                         AS OF DECEMBER 31, 2012
                                                                    ---------------------------------

                                                                        SHARES            COST ($)
                                                                    --------------     --------------
     MIST Met/Templeton International Bond
        Investment Division........................................        740,238          8,701,281
     MIST MetLife Aggressive Strategy Investment Division..........     11,425,409        117,352,299
     MIST MetLife Balanced Plus Investment Division................    143,603,634      1,413,841,239
     MIST MetLife Multi-Index Targeted Risk
        Investment Division (c)....................................        679,470          6,846,084
     MIST MFS Emerging Markets Equity Investment Division..........      4,620,041         45,592,218
     MIST MFS Research International Investment Division...........     22,652,940        253,331,789
     MIST MLA Mid Cap Investment Division..........................      4,705,494         54,770,936
     MIST Morgan Stanley Mid Cap Growth Investment Division........     28,021,513        286,261,886
     MIST PIMCO Inflation Protected Bond Investment Division.......     59,288,181        661,548,567
     MIST PIMCO Total Return Investment Division...................     96,615,994      1,141,178,255
     MIST Pioneer Strategic Income Investment Division.............      6,093,980         66,040,642
     MIST Pyramis Government Income Investment Division............     54,382,361        587,590,643
     MIST RCM Technology Investment Division.......................     31,591,130        134,085,902
     MIST Schroders Global Multi-Asset Investment Division (b).....     12,325,519        128,688,844
     MIST SSgA Growth and Income ETF Investment Division...........     76,519,402        816,552,704
     MIST SSgA Growth ETF Investment Division......................     10,004,631        101,938,392
     MIST T. Rowe Price Mid Cap Growth Investment Division.........     32,457,790        272,955,924
     MIST Third Avenue Small Cap Value Investment Division.........        775,892         11,080,468
     MSF Baillie Gifford International Stock Investment Division...     17,079,655        186,549,293
     MSF Barclays Capital Aggregate Bond Index
        Investment Division........................................    100,780,126      1,087,213,277
     MSF BlackRock Aggressive Growth Investment Division...........     15,336,699        342,624,920
     MSF BlackRock Bond Income Investment Division.................      4,490,922        478,808,487
     MSF BlackRock Diversified Investment Division.................     36,110,547        589,913,794
     MSF BlackRock Large Cap Value Investment Division.............     22,618,242        245,604,368
     MSF BlackRock Legacy Large Cap Growth
        Investment Division........................................      5,864,337        137,384,748
     MSF BlackRock Money Market Investment Division................        889,848         88,984,815
     MSF Davis Venture Value Investment Division...................     17,025,060        494,345,145
     MSF FI Value Leaders Investment Division......................        414,747         69,953,050
     MSF Jennison Growth Investment Division.......................     13,245,876        153,427,450
     MSF Loomis Sayles Small Cap Core Investment Division..........        639,665        133,630,621
     MSF Loomis Sayles Small Cap Growth Investment Division........      3,798,467         35,469,168
     MSF Met/Artisan Mid Cap Value Investment Division.............      1,086,949        227,391,597
     MSF Met/Dimensional International Small Company
        Investment Division........................................        342,233          4,821,958
     MSF MetLife Conservative Allocation Investment Division.......     49,845,783        542,522,167
     MSF MetLife Conservative to Moderate Allocation
        Investment Division........................................    117,287,560      1,254,998,273
     MSF MetLife Mid Cap Stock Index Investment Division...........     29,520,514        367,791,435
     MSF MetLife Moderate Allocation Investment Division...........    328,116,274      3,472,276,718
     MSF MetLife Moderate to Aggressive Allocation
        Investment Division........................................    140,263,612      1,511,862,750
     MSF MetLife Stock Index Investment Division...................     79,416,695      2,337,060,531
     MSF MFS Total Return Investment Division......................        994,120        134,049,376
     MSF MFS Value Investment Division.............................     21,398,000        267,861,235
     MSF MSCI EAFE Index Investment Division.......................     41,173,024        469,495,747
     MSF Neuberger Berman Genesis Investment Division..............     19,412,931        292,294,695
     MSF Oppenheimer Global Equity Investment Division.............     13,229,482        182,999,226

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2012
                                                                    --------------------------------
                                                                       COST OF           PROCEEDS
                                                                    PURCHASES ($)     FROM SALES ($)
                                                                    -------------     --------------
     MIST Met/Templeton International Bond
        Investment Division........................................     2,512,959          1,098,121
     MIST MetLife Aggressive Strategy Investment Division..........    14,168,896         13,683,633
     MIST MetLife Balanced Plus Investment Division................   809,889,344                 --
     MIST MetLife Multi-Index Targeted Risk
        Investment Division (c)....................................     6,846,084                 --
     MIST MFS Emerging Markets Equity Investment Division..........     5,341,027          4,377,755
     MIST MFS Research International Investment Division...........    12,939,635         30,538,385
     MIST MLA Mid Cap Investment Division..........................     3,942,220         11,747,419
     MIST Morgan Stanley Mid Cap Growth Investment Division........    11,038,368         45,350,347
     MIST PIMCO Inflation Protected Bond Investment Division.......   146,140,658         54,258,575
     MIST PIMCO Total Return Investment Division...................   126,068,127         90,598,282
     MIST Pioneer Strategic Income Investment Division.............    17,822,124          6,790,949
     MIST Pyramis Government Income Investment Division............   389,580,139            121,995
     MIST RCM Technology Investment Division.......................    31,412,893         29,093,188
     MIST Schroders Global Multi-Asset Investment Division (b).....   128,688,844                 --
     MIST SSgA Growth and Income ETF Investment Division...........    90,463,166         47,479,084
     MIST SSgA Growth ETF Investment Division......................    33,206,186         21,773,684
     MIST T. Rowe Price Mid Cap Growth Investment Division.........    53,541,720         29,105,186
     MIST Third Avenue Small Cap Value Investment Division.........     1,320,039            767,257
     MSF Baillie Gifford International Stock Investment Division...     6,733,061         23,940,374
     MSF Barclays Capital Aggregate Bond Index
        Investment Division........................................   139,241,702        104,239,792
     MSF BlackRock Aggressive Growth Investment Division...........     7,059,038         57,058,015
     MSF BlackRock Bond Income Investment Division.................    49,072,209         59,591,316
     MSF BlackRock Diversified Investment Division.................    21,292,854         84,260,128
     MSF BlackRock Large Cap Value Investment Division.............    48,851,936         25,641,858
     MSF BlackRock Legacy Large Cap Growth
        Investment Division........................................     8,822,454         20,523,886
     MSF BlackRock Money Market Investment Division................    41,938,747         40,630,998
     MSF Davis Venture Value Investment Division...................    10,734,138         62,292,825
     MSF FI Value Leaders Investment Division......................     3,940,873         10,861,584
     MSF Jennison Growth Investment Division.......................    96,184,892         19,449,751
     MSF Loomis Sayles Small Cap Core Investment Division..........    10,247,114         22,608,735
     MSF Loomis Sayles Small Cap Growth Investment Division........     2,718,764         12,351,101
     MSF Met/Artisan Mid Cap Value Investment Division.............    11,416,027         32,865,044
     MSF Met/Dimensional International Small Company
        Investment Division........................................     1,309,572            899,111
     MSF MetLife Conservative Allocation Investment Division.......    95,785,122         37,940,600
     MSF MetLife Conservative to Moderate Allocation
        Investment Division........................................   113,874,299         95,953,023
     MSF MetLife Mid Cap Stock Index Investment Division...........    40,628,141         45,799,898
     MSF MetLife Moderate Allocation Investment Division...........   161,919,221        226,532,135
     MSF MetLife Moderate to Aggressive Allocation
        Investment Division........................................    72,938,466        145,690,153
     MSF MetLife Stock Index Investment Division...................   130,745,497        339,438,127
     MSF MFS Total Return Investment Division......................    11,201,501         18,929,794
     MSF MFS Value Investment Division.............................    25,954,379         37,533,416
     MSF MSCI EAFE Index Investment Division.......................    39,777,703         56,044,218
     MSF Neuberger Berman Genesis Investment Division..............     5,595,775         38,725,480
     MSF Oppenheimer Global Equity Investment Division.............    11,927,360         31,908,355

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)



                                                                         AS OF DECEMBER 31, 2012
                                                                     --------------------------------

                                                                        SHARES            COST ($)
                                                                     -------------     --------------
     MSF Russell 2000 Index Investment Division....................     18,944,569        230,363,068
     MSF T. Rowe Price Large Cap Growth Investment Division........     11,148,874        148,856,222
     MSF T. Rowe Price Small Cap Growth Investment Division........     16,557,400        222,000,585
     MSF Van Eck Global Natural Resources Investment Division......      3,199,273         46,793,436
     MSF Western Asset Management Strategic Bond Opportunities
        Investment Division........................................     18,251,515        223,861,365
     MSF Western Asset Management U.S. Government
        Investment Division........................................     18,693,860        225,187,375
     MSF Zenith Equity Investment Division.........................        184,407         67,431,973

                                                                           FOR THE YEAR ENDED
                                                                            DECEMBER 31, 2012
                                                                     ---------------------------------
                                                                         COST OF          PROCEEDS
                                                                      PURCHASES ($)    FROM SALES ($)
                                                                     --------------    ---------------
     MSF Russell 2000 Index Investment Division....................     20,136,055          37,835,065
     MSF T. Rowe Price Large Cap Growth Investment Division........     24,080,384          35,174,140
     MSF T. Rowe Price Small Cap Growth Investment Division........     41,785,804          35,396,820
     MSF Van Eck Global Natural Resources Investment Division......     11,174,761           4,211,367
     MSF Western Asset Management Strategic Bond Opportunities
        Investment Division........................................     23,554,583          36,716,515
     MSF Western Asset Management U.S. Government
        Investment Division........................................     19,388,453          27,556,718
     MSF Zenith Equity Investment Division.........................      2,368,591          13,581,949

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period November 12, 2012 to December 31, 2012.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                                                AMERICAN FUNDS GLOBAL
                                       AMERICAN FUNDS BOND      SMALL CAPITALIZATION        AMERICAN FUNDS GROWTH
                                       INVESTMENT DIVISION       INVESTMENT DIVISION         INVESTMENT DIVISION
                                   -------------------------- -------------------------- ---------------------------
                                       2012          2011         2012          2011         2012          2011
                                   ------------  ------------ ------------  ------------ ------------- -------------

Units beginning of year..........     7,776,072     8,896,331   20,869,442    21,870,431     6,775,576     7,571,854
Units issued and transferred
   from other funding options....     1,294,094     1,356,161    2,280,060     4,626,048       582,815       914,304
Units redeemed and transferred
   to other funding options......   (1,806,685)   (2,476,420)  (4,513,715)   (5,627,037)   (1,329,079)   (1,710,582)
                                   ------------  ------------ ------------  ------------ ------------- -------------
Units end of year................     7,263,481     7,776,072   18,635,787    20,869,442     6,029,312     6,775,576
                                   ============  ============ ============  ============ ============= =============


                                        AMERICAN FUNDS                                        CALVERT VP SRI
                                         GROWTH-INCOME          CALVERT VP SRI BALANCED       MID CAP GROWTH
                                      INVESTMENT DIVISION         INVESTMENT DIVISION       INVESTMENT DIVISION
                                   -------------------------- -------------------------- --------------------------
                                       2012          2011         2012          2011         2012          2011
                                   ------------ ------------- ------------  ------------ ------------  ------------

Units beginning of year..........     7,279,154     7,599,619    1,762,417     1,850,748      338,107       371,121
Units issued and transferred
   from other funding options....       845,722     1,332,035      152,782       142,931       40,083        50,570
Units redeemed and transferred
   to other funding options......   (1,605,529)   (1,652,500)    (238,662)     (231,262)     (58,853)      (83,584)
                                   ------------ ------------- ------------  ------------ ------------  ------------
Units end of year................     6,519,347     7,279,154    1,676,537     1,762,417      319,337       338,107
                                   ============ ============= ============  ============ ============  ============

                                                                 FIDELITY VIP            FIDELITY VIP
                                  FIDELITY VIP EQUITY-INCOME   FUNDSMANAGER 50%        FUNDSMANAGER 60%
                                      INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION
                                  --------------------------- ------------------- --------------------------
                                       2012          2011          2012 (a)            2012         2011
                                   ------------  ------------    ------------     ------------- ------------

Units beginning of year..........     4,479,503     5,189,262              --        20,820,080   10,055,976
Units issued and transferred
   from other funding options....       171,820       228,952       2,534,046         5,611,397   11,360,209
Units redeemed and transferred
   to other funding options......     (739,794)     (938,711)        (47,605)       (1,477,245)    (596,105)
                                   ------------  ------------    ------------     ------------- ------------
Units end of year................     3,911,529     4,479,503       2,486,441        24,954,232   20,820,080
                                   ============  ============    ============     ============= ============


                                                               FIDELITY VIP INVESTMENT         FIDELITY VIP
                                     FIDELITY VIP GROWTH             GRADE BOND                MONEY MARKET
                                     INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION
                                  -------------------------- -------------------------- --------------------------
                                      2012          2011         2012          2011         2012          2011
                                  ------------  ------------ ------------  ------------ ------------- ------------

Units beginning of year..........    1,783,529     2,111,729      691,358       761,081       786,743      766,151
Units issued and transferred
   from other funding options....       82,916       111,010      122,670       127,620     7,746,136   10,767,743
Units redeemed and transferred
   to other funding options......    (232,486)     (439,210)    (127,869)     (197,343)   (7,983,987) (10,747,151)
                                  ------------  ------------ ------------  ------------ ------------- ------------
Units end of year................    1,633,959     1,783,529      686,159       691,358       548,892      786,743
                                  ============  ============ ============  ============ ============= ============

                                      MIST ALLIANCEBERNSTEIN        MIST AMERICAN FUNDS
                                     GLOBAL DYNAMIC ALLOCATION      BALANCED ALLOCATION      MIST AMERICAN FUNDS BOND
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012        2011 (b)        2012          2011          2012          2011
                                    ------------  ------------- ------------  ------------- ------------  -------------

Units beginning of year...........    49,226,036             --   64,521,397     54,397,965    7,359,866      5,961,314
Units issued and transferred
   from other funding options.....    66,910,567     49,933,655    6,555,285     17,985,030    2,420,909      3,681,706
Units redeemed and transferred
   to other funding options.......   (6,100,527)      (707,619)  (7,513,622)    (7,861,598)  (1,829,460)    (2,283,154)
                                    ------------  ------------- ------------  ------------- ------------  -------------
Units end of year.................   110,036,076     49,226,036   63,563,060     64,521,397    7,951,315      7,359,866
                                    ============  ============= ============  ============= ============  =============


                                        MIST AMERICAN FUNDS           MIST AMERICAN           MIST AMERICAN FUNDS
                                         GROWTH ALLOCATION            FUNDS GROWTH            MODERATE ALLOCATION
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........    34,204,304    35,239,687   30,941,763    21,779,384   85,202,020    75,010,392
Units issued and transferred
   from other funding options.....     4,136,839     6,621,024    5,324,914    13,871,732    7,327,964    21,099,474
Units redeemed and transferred
   to other funding options.......   (5,598,243)   (7,656,407)  (5,586,083)   (4,709,353)  (9,994,461)  (10,907,846)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................    32,742,900    34,204,304   30,680,594    30,941,763   82,535,523    85,202,020
                                    ============  ============ ============  ============ ============  ============

                                          MIST AQR GLOBAL         MIST BLACKROCK GLOBAL          MIST BLACKROCK
                                           RISK BALANCED           TACTICAL STRATEGIES           LARGE CAP CORE
                                        INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                                    -------------------------- --------------------------- ---------------------------
                                        2012        2011 (b)       2012        2011 (b)        2012          2011
                                    ------------  ------------ ------------  ------------- ------------  -------------

Units beginning of year...........    56,432,487            --   74,095,325             --   20,393,863     20,665,064
Units issued and transferred
   from other funding options.....   100,576,032    57,034,923   91,329,287     75,032,567    1,856,662      3,888,249
Units redeemed and transferred
   to other funding options.......   (7,139,626)     (602,436) (10,151,738)      (937,242)  (3,582,693)    (4,159,450)
                                    ------------  ------------ ------------  ------------- ------------  -------------
Units end of year.................   149,868,893    56,432,487  155,272,874     74,095,325   18,667,832     20,393,863
                                    ============  ============ ============  ============= ============  =============


                                                                                                MIST CLARION
                                           VARIABLE B                 VARIABLE C             GLOBAL REAL ESTATE
                                       INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........        86,527       103,828        6,155         6,244   16,016,738    15,981,514
Units issued and transferred
   from other funding options.....         5,170           850           --            --    2,348,265     3,423,382
Units redeemed and transferred
   to other funding options.......      (12,210)      (18,151)         (11)          (89)  (3,586,719)   (3,388,158)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................        79,487        86,527        6,144         6,155   14,778,284    16,016,738
                                    ============  ============ ============  ============ ============  ============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                            MIST DREMAN             MIST HARRIS OAKMARK           MIST INVESCO
                                          SMALL CAP VALUE              INTERNATIONAL        BALANCED-RISK ALLOCATION
                                        INVESTMENT DIVISION         INVESTMENT DIVISION        INVESTMENT DIVISION
                                    --------------------------- --------------------------- ------------------------
                                        2012          2011          2012          2011              2012 (c)
                                    ------------  ------------- ------------  -------------       -------------

Units beginning of year...........     1,077,146        657,621   24,605,233     22,318,089                  --
Units issued and transferred
   from other funding options.....       275,802        635,165    4,633,553      7,985,226         257,675,648
Units redeemed and transferred
   to other funding options.......     (253,881)      (215,640)  (6,664,519)    (5,698,082)         (7,349,767)
                                    ------------  ------------- ------------  -------------       -------------
Units end of year.................     1,099,067      1,077,146   22,574,267     24,605,233         250,325,881
                                    ============  ============= ============  =============       =============


                                          MIST INVESCO                                          MIST JPMORGAN
                                        SMALL CAP GROWTH           MIST JANUS FORTY       GLOBAL ACTIVE ALLOCATION
                                       INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- ------------------------
                                        2012          2011         2012          2011             2012 (c)
                                    ------------  ------------ ------------  ------------      -------------

Units beginning of year...........     2,324,510     2,311,559    2,221,380     2,367,336                 --
Units issued and transferred
   from other funding options.....       470,334       916,018      488,726       604,963        174,607,084
Units redeemed and transferred
   to other funding options.......     (661,911)     (903,067)    (580,951)     (750,919)        (5,332,678)
                                    ------------  ------------ ------------  ------------      -------------
Units end of year.................     2,132,933     2,324,510    2,129,155     2,221,380        169,274,406
                                    ============  ============ ============  ============      =============

                                    MIST LEGG MASON CLEARBRIDGE     MIST LOOMIS SAYLES           MIST LORD ABBETT
                                         AGGRESSIVE GROWTH            GLOBAL MARKETS              BOND DEBENTURE
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012           2011          2012          2011
                                    ------------- ------------- ------------- ------------- -------------  ------------

Units beginning of year...........     10,567,586     3,935,646     1,855,860     1,021,819    14,072,935    14,565,687
Units issued and transferred
   from other funding options.....      3,135,922     9,744,680       743,857     1,469,364     2,555,225     3,423,502
Units redeemed and transferred
   to other funding options.......    (3,356,948)   (3,112,740)     (665,848)     (635,323)   (3,334,307)   (3,916,254)
                                    ------------- ------------- ------------- ------------- -------------  ------------
Units end of year.................     10,346,560    10,567,586     1,933,869     1,855,860    13,293,853    14,072,935
                                    ============= ============= ============= ============= =============  ============


                                     MIST LORD ABBETT      MIST MET/EATON VANCE          MIST MET/FRANKLIN
                                       MID CAP VALUE           FLOATING RATE                  INCOME
                                    INVESTMENT DIVISION     INVESTMENT DIVISION         INVESTMENT DIVISION
                                    ------------------- --------------------------- ---------------------------
                                          2012 (C)          2012          2011          2012          2011
                                       -------------    ------------  ------------- ------------- -------------

Units beginning of year...........                --         581,745        127,652     7,386,050     5,033,319
Units issued and transferred
   from other funding options.....        20,382,431         300,624        646,952     2,698,163     4,744,184
Units redeemed and transferred
   to other funding options.......       (2,780,163)       (201,745)      (192,859)   (2,405,997)   (2,391,453)
                                       -------------    ------------  ------------- ------------- -------------
Units end of year.................        17,602,268         680,624        581,745     7,678,216     7,386,050
                                       =============    ============  ============= ============= =============

                                         MIST MET/FRANKLIN           MIST MET/FRANKLIN      MIST MET/FRANKLIN TEMPLETON
                                     LOW DURATION TOTAL RETURN         MUTUAL SHARES             FOUNDING STRATEGY
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012         2011 (b)       2012           2011          2012          2011
                                    ------------- ------------- ------------- ------------- -------------  ------------

Units beginning of year...........        678,926            --     5,791,350     4,333,640     6,295,740     6,203,619
Units issued and transferred
   from other funding options.....      1,682,490       872,602     1,126,555     2,722,869       890,335     1,570,872
Units redeemed and transferred
   to other funding options.......      (857,820)     (193,676)   (1,319,613)   (1,265,159)   (1,069,246)   (1,478,751)
                                    ------------- ------------- ------------- ------------- -------------  ------------
Units end of year.................      1,503,596       678,926     5,598,292     5,791,350     6,116,829     6,295,740
                                    ============= ============= ============= ============= =============  ============


                                        MIST MET/TEMPLETON          MIST MET/TEMPLETON             MIST METLIFE
                                              GROWTH                INTERNATIONAL BOND          AGGRESSIVE STRATEGY
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012           2011          2012          2011          2012        2011 (b)
                                    ------------- ------------- ------------- ------------- -------------  ------------

Units beginning of year...........      2,619,413     1,927,337       586,262       363,350     9,693,030            --
Units issued and transferred
   from other funding options.....        891,401     1,392,110       190,431       410,962     1,937,566    11,291,503
Units redeemed and transferred
   to other funding options.......      (903,902)     (700,034)     (133,645)     (188,050)   (1,860,800)   (1,598,473)
                                    ------------- ------------- ------------- ------------- -------------  ------------
Units end of year.................      2,606,912     2,619,413       643,048       586,262     9,769,796     9,693,030
                                    ============= ============= ============= ============= =============  ============

                                                                   MIST METLIFE
                                                                    MULTI-INDEX         MIST MFS EMERGING
                                    MIST METLIFE BALANCED PLUS     TARGETED RISK         MARKETS EQUITY
                                        INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
                                    --------------------------- ------------------- --------------------------
                                        2012        2011 (b)         2012 (d)           2012          2011
                                    ------------  -------------    ------------     ------------  ------------

Units beginning of year...........    64,032,367             --              --        4,108,037     2,608,505
Units issued and transferred
   from other funding options.....    89,719,058     64,979,961       6,840,315        1,018,318     2,154,412
Units redeemed and transferred
   to other funding options.......   (7,297,931)      (947,594)        (31,416)        (889,619)     (654,880)
                                    ------------  -------------    ------------     ------------  ------------
Units end of year.................   146,453,494     64,032,367       6,808,899        4,236,736     4,108,037
                                    ============  =============    ============     ============  ============



                                         MIST MFS RESEARCH                                    MIST MORGAN STANLEY
                                           INTERNATIONAL            MIST MLA MID CAP            MID CAP GROWTH
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- ---------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  -------------

Units beginning of year...........    19,673,406    20,874,325    4,027,371     4,081,305   23,184,585     24,873,224
Units issued and transferred
   from other funding options.....     2,239,537     3,802,664      575,981       962,912    2,531,911      4,016,812
Units redeemed and transferred
   to other funding options.......   (4,235,096)   (5,003,583)  (1,058,966)   (1,016,846)  (4,741,015)    (5,705,451)
                                    ------------  ------------ ------------  ------------ ------------  -------------
Units end of year.................    17,677,847    19,673,406    3,544,386     4,027,371   20,975,481     23,184,585
                                    ============  ============ ============  ============ ============  =============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                      MIST PIMCO INFLATION                                      MIST PIONEER
                                         PROTECTED BOND         MIST PIMCO TOTAL RETURN       STRATEGIC INCOME
                                       INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........    39,768,473    33,648,714   69,538,746    67,513,724    2,135,286     1,345,150
Units issued and transferred
   from other funding options.....    12,798,628    17,584,975   14,884,385    22,014,158      884,420     1,370,699
Units redeemed and transferred
   to other funding options.......  (10,187,550)  (11,465,216) (14,566,447)  (19,989,136)    (565,032)     (580,563)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................    42,379,551    39,768,473   69,856,684    69,538,746    2,454,674     2,135,286
                                    ============  ============ ============  ============ ============  ============


                                           MIST PYRAMIS                                       MIST SCHRODERS
                                         GOVERNMENT INCOME          MIST RCM TECHNOLOGY     GLOBAL MULTI-ASSET
                                        INVESTMENT DIVISION         INVESTMENT DIVISION     INVESTMENT DIVISION
                                    --------------------------- --------------------------- -------------------
                                         2012        2011 (b)       2012           2011          2012 (c)
                                    ------------- ------------- ------------- -------------    ------------

Units beginning of year...........     18,617,176            --    21,582,783    21,798,046              --
Units issued and transferred
   from other funding options.....     42,564,339    19,525,713     5,128,162     9,310,510     125,006,866
Units redeemed and transferred
   to other funding options.......    (6,371,812)     (908,537)   (7,185,657)   (9,525,773)     (3,384,417)
                                    ------------- ------------- ------------- -------------    ------------
Units end of year.................     54,809,703    18,617,176    19,525,288    21,582,783     121,622,449
                                    ============= ============= ============= =============    ============

                                       MIST SSGA GROWTH AND                                    MIST T. ROWE PRICE
                                            INCOME ETF            MIST SSGA GROWTH ETF           MID CAP GROWTH
                                        INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                                    -------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011          2012          2011
                                    ------------  ------------ ------------  ------------- ------------  -------------

Units beginning of year...........    69,044,794    49,243,201    8,738,265      7,423,121   28,074,170     26,424,580
Units issued and transferred
   from other funding options.....     9,650,667    27,020,206    3,233,040      4,159,250    5,030,132      9,489,958
Units redeemed and transferred
   to other funding options.......   (8,489,812)   (7,218,613)  (2,649,622)    (2,844,106)  (6,333,801)    (7,840,368)
                                    ------------  ------------ ------------  ------------- ------------  -------------
Units end of year.................    70,205,649    69,044,794    9,321,683      8,738,265   26,770,501     28,074,170
                                    ============  ============ ============  ============= ============  =============


                                        MIST THIRD AVENUE         MSF BAILLIE GIFFORD        MSF BARCLAYS CAPITAL
                                         SMALL CAP VALUE          INTERNATIONAL STOCK        AGGREGATE BOND INDEX
                                       INVESTMENT DIVISION        INVESTMENT DIVISION         INVESTMENT DIVISION
                                    -------------------------- -------------------------- ---------------------------
                                        2012          2011         2012          2011          2012          2011
                                    ------------  ------------ ------------  ------------ -------------  ------------

Units beginning of year...........       611,373       553,242   14,325,010    15,081,511    67,360,242    67,541,233
Units issued and transferred
   from other funding options.....       138,841       139,572    1,353,198     2,223,813    14,038,032    17,480,170
Units redeemed and transferred
   to other funding options.......      (99,475)      (81,441)  (2,933,480)   (2,980,314)  (13,722,960)  (17,661,161)
                                    ------------  ------------ ------------  ------------ -------------  ------------
Units end of year.................       650,739       611,373   12,744,728    14,325,010    67,675,314    67,360,242
                                    ============  ============ ============  ============ =============  ============

                                           MSF BLACKROCK               MSF BLACKROCK               MSF BLACKROCK
                                         AGGRESSIVE GROWTH              BOND INCOME                 DIVERSIFIED
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012           2011          2012          2011         2012          2011
                                    -------------  ------------ -------------  ------------ ------------  -------------

Units beginning of year...........     12,356,496    13,591,177    13,863,749    14,977,082   18,361,628     20,865,957
Units issued and transferred
   from other funding options.....        838,461     1,304,655     1,718,390     2,235,579      784,232        845,517
Units redeemed and transferred
   to other funding options.......    (2,006,067)   (2,539,336)   (2,665,723)   (3,348,912)  (2,668,427)    (3,349,846)
                                    -------------  ------------ -------------  ------------ ------------  -------------
Units end of year.................     11,188,890    12,356,496    12,916,416    13,863,749   16,477,433     18,361,628
                                    =============  ============ =============  ============ ============  =============


                                           MSF BLACKROCK           MSF BLACKROCK LEGACY            MSF BLACKROCK
                                          LARGE CAP VALUE            LARGE CAP GROWTH              MONEY MARKET
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012           2011         2012           2011
                                    ------------  ------------- ------------- ------------- -------------  ------------

Units beginning of year...........    18,527,061     17,848,335    10,497,393    10,566,230     7,581,515     7,489,620
Units issued and transferred
   from other funding options.....     3,128,157      5,752,391     1,159,171     2,872,411     3,155,623     5,471,086
Units redeemed and transferred
   to other funding options.......   (4,131,615)    (5,073,665)   (2,143,017)   (2,941,248)   (4,155,109)   (5,379,191)
                                    ------------  ------------- ------------- ------------- -------------  ------------
Units end of year.................    17,523,603     18,527,061     9,513,547    10,497,393     6,582,029     7,581,515
                                    ============  ============= ============= ============= =============  ============


                                      MSF DAVIS VENTURE VALUE      MSF FI VALUE LEADERS         MSF JENNISON GROWTH
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                         2012          2011         2012          2011          2012           2011
                                    -------------  ------------ ------------  ------------- ------------- -------------

Units beginning of year...........     23,022,534    24,503,478    4,767,521      5,386,863    15,846,735    12,651,183
Units issued and transferred
   from other funding options.....      1,831,314     3,657,253      320,195        519,911    15,949,377     8,635,917
Units redeemed and transferred
   to other funding options.......    (4,070,617)   (5,138,197)    (892,353)    (1,139,253)   (7,622,847)   (5,440,365)
                                    -------------  ------------ ------------  ------------- ------------- -------------
Units end of year.................     20,783,231    23,022,534    4,195,363      4,767,521    24,173,265    15,846,735
                                    =============  ============ ============  ============= ============= =============


                                         MSF LOOMIS SAYLES           MSF LOOMIS SAYLES            MSF MET/ARTISAN
                                          SMALL CAP CORE             SMALL CAP GROWTH              MID CAP VALUE
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012           2011          2012          2011         2012          2011
                                    ------------- ------------- -------------  ------------ ------------  -------------

Units beginning of year...........      7,753,152     8,483,306     4,424,648     4,256,184    9,138,238     10,171,808
Units issued and transferred
   from other funding options.....        630,485     1,299,042       561,427     1,809,520      966,064      1,286,453
Units redeemed and transferred
   to other funding options.......    (1,630,151)   (2,029,196)   (1,333,869)   (1,641,056)  (2,021,989)    (2,320,023)
                                    ------------- ------------- -------------  ------------ ------------  -------------
Units end of year.................      6,753,486     7,753,152     3,652,206     4,424,648    8,082,313      9,138,238
                                    ============= ============= =============  ============ ============  =============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                       MSF MET/DIMENSIONAL             MSF METLIFE          MSF METLIFE CONSERVATIVE
                                   INTERNATIONAL SMALL COMPANY   CONSERVATIVE ALLOCATION     TO MODERATE ALLOCATION
                                       INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012           2011         2012          2011
                                    ------------  ------------ -------------  ------------ ------------- -------------

Units beginning of year...........       284,129       194,434    40,920,905    34,931,385   105,687,728    92,893,969
Units issued and transferred
   from other funding options.....        76,259       173,804    10,391,240    15,179,052    15,333,313    29,413,098
Units redeemed and transferred
   to other funding options.......      (76,859)      (84,109)   (7,870,981)   (9,189,532)  (15,896,985)  (16,619,339)
                                    ------------  ------------ -------------  ------------ ------------- -------------
Units end of year.................       283,529       284,129    43,441,164    40,920,905   105,124,056   105,687,728
                                    ============  ============ =============  ============ ============= =============


                                          MSF METLIFE                 MSF METLIFE            MSF METLIFE MODERATE
                                      MID CAP STOCK INDEX         MODERATE ALLOCATION      TO AGGRESSIVE ALLOCATION
                                      INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                   -------------------------- --------------------------- ---------------------------
                                       2012          2011          2012          2011         2012          2011
                                   ------------  ------------ ------------- ------------- ------------- -------------

Units beginning of year...........   23,078,700    23,301,277   307,124,843   270,336,724   136,308,678   138,767,656
Units issued and transferred
   from other funding options.....    3,950,201     6,331,509    27,022,083    75,515,483    11,376,066    15,206,687
Units redeemed and transferred
   to other funding options.......  (5,135,519)   (6,554,086)  (35,328,087)  (38,727,364)  (18,288,367)  (17,665,665)
                                   ------------  ------------ ------------- ------------- ------------- -------------
Units end of year.................   21,893,382    23,078,700   298,818,839   307,124,843   129,396,377   136,308,678
                                   ============  ============ ============= ============= ============= =============


                                      MSF METLIFE STOCK INDEX      MSF MFS TOTAL RETURN            MSF MFS VALUE
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012          2011          2012          2011
                                    ------------  ------------- ------------  ------------- ------------  -------------

Units beginning of year...........    64,969,064     69,017,391    6,944,475      7,658,769   22,395,513     23,312,590
Units issued and transferred
   from other funding options.....     6,623,452      9,598,802      547,775        634,545    3,611,574      4,671,544
Units redeemed and transferred
   to other funding options.......  (12,419,465)   (13,647,129)  (1,513,754)    (1,348,839)  (4,975,142)    (5,588,621)
                                    ------------  ------------- ------------  ------------- ------------  -------------
Units end of year.................    59,173,051     64,969,064    5,978,496      6,944,475   21,031,945     22,395,513
                                    ============  ============= ============  ============= ============  =============


                                                                      MSF NEUBERGER             MSF OPPENHEIMER
                                        MSF MSCI EAFE INDEX          BERMAN GENESIS              GLOBAL EQUITY
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........    38,516,192    36,009,259   16,685,101    18,897,311   11,458,967    11,471,149
Units issued and transferred
   from other funding options.....     6,587,704     9,430,480    1,474,144     1,954,420    1,481,210     2,552,540
Units redeemed and transferred
   to other funding options.......   (8,385,196)   (6,923,547)  (3,437,634)   (4,166,630)  (2,535,408)   (2,564,722)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................    36,718,700    38,516,192   14,721,611    16,685,101   10,404,769    11,458,967
                                    ============  ============ ============  ============ ============  ============


                                                                     MSF T. ROWE PRICE           MSF T. ROWE PRICE
                                      MSF RUSSELL 2000 INDEX         LARGE CAP GROWTH            SMALL CAP GROWTH
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                    --------------------------- --------------------------- ---------------------------
                                        2012          2011          2012          2011          2012          2011
                                    ------------  ------------- ------------  ------------- ------------- -------------

Units beginning of year...........    14,971,453     15,715,274   12,337,838     13,494,657    14,031,031    14,000,629
Units issued and transferred
   from other funding options.....     3,097,031      3,866,036    2,965,900      2,183,137     2,267,606     4,272,993
Units redeemed and transferred
   to other funding options.......   (4,048,298)    (4,609,857)  (3,516,345)    (3,339,956)   (3,144,024)   (4,242,591)
                                    ------------  ------------- ------------  ------------- ------------- -------------
Units end of year.................    14,020,186     14,971,453   11,787,393     12,337,838    13,154,613    14,031,031
                                    ============  ============= ============  ============= ============= =============


                                                                    MSF WESTERN ASSET             MSF WESTERN
                                        MSF VAN ECK GLOBAL        MANAGEMENT STRATEGIC         ASSET MANAGEMENT
                                         NATURAL RESOURCES         BOND OPPORTUNITIES           U.S. GOVERNMENT
                                        INVESTMENT DIVISION        INVESTMENT DIVISION        INVESTMENT DIVISION
                                    -------------------------- -------------------------- --------------------------
                                        2012          2011         2012          2011         2012          2011
                                    ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year...........     2,291,756     1,309,383   11,333,345    13,288,962   14,053,184    15,023,442
Units issued and transferred
   from other funding options.....       905,275     1,504,512    1,681,775     1,681,261    2,410,173     3,579,419
Units redeemed and transferred
   to other funding options.......     (585,357)     (522,139)  (2,669,330)   (3,636,878)  (3,314,841)   (4,549,677)
                                    ------------  ------------ ------------  ------------ ------------  ------------
Units end of year.................     2,611,674     2,291,756   10,345,790    11,333,345   13,148,516    14,053,184
                                    ============  ============ ============  ============ ============  ============

                                          MSF ZENITH EQUITY
                                         INVESTMENT DIVISION
                                     ---------------------------
                                         2012           2011
                                     ------------- -------------

Units beginning of year............      3,127,103     3,651,183
Units issued and transferred
   from other funding options......        144,946       133,676
Units redeemed and transferred
   to other funding options........      (614,929)     (657,756)
                                     ------------- -------------
Units end of year..................      2,657,120     3,127,103
                                     ============= =============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.
(c) For the period April 30, 2012 to December 31, 2012.
(d) For the period November 12, 2012 to December 31, 2012.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, series, or portfolio, for the respective stated periods in the five years ended December 31, 2012:

                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO            NET
                                                     UNITS          HIGHEST ($)       ASSETS ($)
                                                 -------------   ----------------   ---------------
  American Funds Bond                      2012      7,263,481      15.00 - 20.21       128,509,424
     Investment Division                   2011      7,776,072      14.60 - 19.30       132,354,078
                                           2010      8,896,331      14.11 - 18.31       144,729,120
                                           2009      9,420,222      13.60 - 17.31       146,076,081
                                           2008      9,086,361      12.39 - 15.47       126,975,777

  American Funds Global Small              2012     18,635,787       2.81 - 31.78       512,261,353
     Capitalization Investment             2011     20,869,442       2.41 - 27.10       488,925,353
     Division                              2010     21,870,431       3.03 - 33.77       638,167,766
                                           2009     22,146,914       2.52 - 27.79       528,416,498
                                           2008     21,297,918       1.59 - 17.36       315,284,802

  American Funds Growth                    2012      6,029,312     15.10 - 207.87       978,263,065
     Investment Division                   2011      6,775,576     12.97 - 177.66       943,068,284
                                           2010      7,571,854     13.72 - 186.99     1,104,322,652
                                           2009      8,261,553     11.70 - 158.74     1,020,275,073
                                           2008      8,477,946      8.50 - 114.72       752,066,110

  American Funds                           2012      6,519,347     11.07 - 141.56       728,354,448
     Growth-Income Investment              2011      7,279,154      9.58 - 121.41       689,767,422
     Division                              2010      7,599,619      9.91 - 124.60       738,591,508
                                           2009      7,531,106      9.04 - 112.66       664,724,752
                                           2008      7,608,552       7.00 - 86.49       510,830,623

  Calvert VP SRI Balanced                  2012      1,676,537      24.33 - 32.31        51,646,891
     Investment Division                   2011      1,762,417      22.36 - 29.60        49,903,373
                                           2010      1,850,748      21.72 - 28.66        50,866,287
                                           2009      1,901,894      19.68 - 25.89        47,408,049
                                           2008      1,958,099      15.95 - 20.92        39,625,750

  Calvert VP SRI Mid Cap                   2012        319,337      38.64 - 38.65        12,341,511
     Growth Investment Division            2011        338,107      33.41 - 33.42        11,298,697
                                           2010        371,121      32.96 - 32.97        12,234,406
                                           2009        370,911              25.31         9,388,607
                                           2008        377,930              19.35         7,315,009

  Fidelity VIP Equity-Income               2012      3,911,529       6.34 - 51.32        81,994,570
     Investment Division                   2011      4,479,503       5.48 - 44.17        78,185,094
                                           2010      5,189,262       5.50 - 44.15        91,649,413
                                           2009      6,023,263       4.84 - 38.71        88,951,615
                                           2008      7,160,081       3.77 - 30.01        77,071,469

  Fidelity VIP FundsManager                2012      2,486,441      11.31 - 11.42        28,315,173
     50% Investment Division
     (Commenced 7/23/2012)

                                                            FOR THE YEAR ENDED DECEMBER 31
                                                 ------------------------------------------------------
                                                  INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                     INCOME           LOWEST TO           LOWEST TO
                                                    RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 --------------  -----------------   ------------------
  American Funds Bond                      2012        2.43          0.50 - 2.55            2.71 - 4.69
     Investment Division                   2011        2.88          0.50 - 2.55            3.44 - 5.42
                                           2010        2.96          0.50 - 2.55            3.76 - 5.75
                                           2009        3.27          0.50 - 2.55           9.76 - 11.88
                                           2008        5.10          0.50 - 2.30       (11.63) - (9.95)

  American Funds Global Small              2012        1.34          0.50 - 2.55          15.19 - 17.41
     Capitalization Investment             2011        1.34          0.50 - 2.55      (21.18) - (19.67)
     Division                              2010        1.73          0.50 - 2.55          19.33 - 21.62
                                           2009        0.29          0.50 - 2.55          57.24 - 60.26
                                           2008          --          0.50 - 2.30      (54.18) - (53.87)

  American Funds Growth                    2012        0.78          0.50 - 2.55          14.91 - 17.13
     Investment Division                   2011        0.60          0.50 - 2.55        (6.68) - (4.89)
                                           2010        0.71          0.50 - 2.55          15.70 - 17.91
                                           2009        0.67          0.50 - 2.55          35.90 - 38.52
                                           2008        0.81          0.50 - 2.30      (44.66) - (44.39)

  American Funds                           2012        1.59          0.50 - 2.55          14.51 - 16.72
     Growth-Income Investment              2011        1.54          0.50 - 2.55        (4.30) - (2.47)
     Division                              2010        1.51          0.50 - 2.55           8.62 - 10.71
                                           2009        1.65          0.50 - 2.55          27.94 - 30.40
                                           2008        1.67          0.50 - 2.30      (38.81) - (38.31)

  Calvert VP SRI Balanced                  2012        1.21          0.50 - 1.55            8.80 - 9.96
     Investment Division                   2011        1.29          0.50 - 1.55            2.96 - 4.04
                                           2010        1.43          0.50 - 1.55          10.37 - 11.54
                                           2009        2.21          0.50 - 1.55          23.36 - 24.67
                                           2008        2.49          0.50 - 1.55      (32.39) - (32.17)

  Calvert VP SRI Mid Cap                   2012          --                 0.95                  15.65
     Growth Investment Division            2011          --                 0.95                   1.37
                                           2010          --                 0.95                  30.24
                                           2009          --                 0.95          30.77 - 30.78
                                           2008          --          0.95 - 1.35                (37.80)

  Fidelity VIP Equity-Income               2012        3.08          0.95 - 1.35          15.73 - 16.20
     Investment Division                   2011        2.34          0.95 - 1.35          (0.38) - 0.03
                                           2010        1.80          0.95 - 1.35          13.62 - 14.07
                                           2009        2.29          0.95 - 1.35          28.45 - 28.99
                                           2008        2.30          0.95 - 1.35      (43.39) - (43.20)

  Fidelity VIP FundsManager                2012        2.68          1.90 - 2.05            4.04 - 4.11
     50% Investment Division
     (Commenced 7/23/2012)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  Fidelity VIP FundsManager                2012     24,954,232       10.37 - 10.45      260,007,961
     60% Investment Division               2011     20,820,080         9.48 - 9.54      198,202,397
     (Commenced 10/15/2009)                2010     10,055,976         9.88 - 9.93       99,633,507
                                           2009         28,017         8.87 - 8.90          248,942

  Fidelity VIP Growth                      2012      1,633,959       47.61 - 47.62       77,803,882
     Investment Division                   2011      1,783,529               41.91       74,754,203
                                           2010      2,111,729       42.22 - 42.23       89,166,883
                                           2009      2,292,307       34.32 - 34.33       78,687,001
                                           2008      2,438,573               27.01       65,868,936

  Fidelity VIP Investment                  2012        686,159       32.46 - 32.47       22,278,308
     Grade Bond                            2011        691,358               30.95       21,398,778
     Investment Division                   2010        761,081               29.11       22,154,719
                                           2009        794,594               27.26       21,659,031
                                           2008        730,222               23.78       17,363,022

  Fidelity VIP Money Market                2012        548,892       10.71 - 16.72        8,724,752
     Investment Division                   2011        786,743       10.92 - 16.86       12,168,038
                                           2010        766,151       11.14 - 17.00       12,251,820
                                           2009        942,138       11.34 - 17.12       15,639,330
                                           2008        864,063               17.15       14,823,280

  MIST AllianceBernstein                   2012    110,036,076       10.41 - 10.61    1,165,993,492
     Global Dynamic Allocation             2011     49,226,036         9.70 - 9.75      479,791,726
     Investment Division
     (Commenced 5/2/2011)

  MIST American Funds                      2012     63,563,060       10.24 - 11.22      683,639,223
     Balanced Allocation                   2011     64,521,397         9.23 - 9.92      618,948,646
     Investment Division                   2010     54,397,965        9.65 - 10.17      539,848,602
     (Commenced 4/28/2008)                 2009     30,034,186         8.81 - 9.11      269,080,901
                                           2008      9,087,721         6.97 - 7.06       63,741,086

  MIST American Funds Bond                 2012      7,951,315       10.74 - 11.31       89,292,265
     Investment Division                   2011      7,359,866       10.47 - 10.90       79,806,796
     (Commenced 11/7/2008                  2010      5,961,314       10.12 - 10.43       61,894,293
     and began transactions in 2009)       2009      1,987,475         9.79 - 9.94       19,704,304

  MIST American Funds Growth               2012     32,742,900        9.70 - 10.56      333,268,561
     Allocation Investment                 2011     34,204,304         8.55 - 9.14      303,484,652
     Division                              2010     35,239,687         9.18 - 9.64      332,353,082
     (Commenced 4/28/2008)                 2009     32,850,723         8.28 - 8.54      276,545,341
                                           2008     15,561,108         6.32 - 6.40       99,006,699

  MIST American Funds Growth               2012     30,680,594        9.63 - 10.14      309,469,419
     Investment Division                   2011     30,941,763         8.39 - 8.74      269,245,330
     (Commenced 11/7/2008                  2010     21,779,384         9.00 - 9.27      201,192,477
     and began transactions in 2009)       2009      8,205,983         7.78 - 7.92       64,876,014

  MIST American Funds                      2012     82,535,523       10.49 - 11.42      908,733,316
     Moderate Allocation                   2011     85,202,020        9.69 - 10.36      857,229,344
     Investment Division                   2010     75,010,392        9.89 - 10.39      762,782,012
     (Commenced 4/28/2008)                 2009     46,032,309         9.21 - 9.50      431,332,093
                                           2008     15,201,857         7.64 - 7.74      116,911,851

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  Fidelity VIP FundsManager                2012       1.50           1.90 - 2.05           9.33 - 9.49
     60% Investment Division               2011       1.89           1.90 - 2.05       (4.01) - (3.87)
     (Commenced 10/15/2009)                2010       2.44           1.90 - 2.05         11.32 - 11.49
                                           2009       1.19           1.90 - 2.05           0.07 - 0.09

  Fidelity VIP Growth                      2012       0.58                  0.95         13.60 - 13.61
     Investment Division                   2011       0.34                  0.95                (0.74)
                                           2010       0.28                  0.95         23.00 - 23.01
                                           2009       0.45                  0.95         27.08 - 27.09
                                           2008       0.78           0.95 - 1.35               (47.67)

  Fidelity VIP Investment                  2012       2.35                  0.95                  4.90
     Grade Bond                            2011       3.16                  0.95           6.32 - 6.33
     Investment Division                   2010       3.50                  0.95                  6.79
                                           2009       8.79                  0.95         14.63 - 14.64
                                           2008       4.32           0.95 - 1.35                (4.15)

  Fidelity VIP Money Market                2012       0.13           0.95 - 2.05       (1.93) - (0.81)
     Investment Division                   2011       0.10           0.95 - 2.05       (1.94) - (0.83)
                                           2010       0.17           0.95 - 2.05       (1.82) - (0.70)
                                           2009       0.72           0.95 - 2.05       (0.39) - (0.22)
                                           2008       3.01           0.95 - 1.35                  2.08

  MIST AllianceBernstein                   2012       0.09           1.15 - 2.30           2.79 - 8.82
     Global Dynamic Allocation             2011       0.98           1.15 - 2.00       (3.01) - (2.47)
     Investment Division
     (Commenced 5/2/2011)

  MIST American Funds                      2012       1.68           0.50 - 2.30         10.93 - 13.06
     Balanced Allocation                   2011       1.26           0.50 - 2.30       (4.34) - (2.43)
     Investment Division                   2010       1.00           0.50 - 2.30          9.61 - 11.67
     (Commenced 4/28/2008)                 2009         --           0.50 - 2.30         26.39 - 29.21
                                           2008       6.96           0.50 - 2.30     (30.30) - (29.40)

  MIST American Funds Bond                 2012       2.55           1.15 - 2.25           2.57 - 3.71
     Investment Division                   2011       2.15           1.15 - 2.25           3.44 - 4.58
     (Commenced 11/7/2008                  2010       1.53           1.15 - 2.25           3.74 - 4.89
     and began transactions in 2009)       2009         --           1.15 - 2.05          9.85 - 10.84

  MIST American Funds Growth               2012       1.20           0.50 - 2.30         13.50 - 15.58
     Allocation Investment                 2011       1.12           0.50 - 2.30       (6.89) - (5.21)
     Division                              2010       0.88           0.50 - 2.30         10.91 - 12.92
     (Commenced 4/28/2008)                 2009         --           0.50 - 2.30         31.00 - 33.36
                                           2008       7.24           0.50 - 2.30     (36.80) - (36.00)

  MIST American Funds Growth               2012       0.32           1.15 - 2.25         14.79 - 16.06
     Investment Division                   2011       0.34           1.15 - 2.25       (6.71) - (5.69)
     (Commenced 11/7/2008                  2010       0.18           1.15 - 2.25         15.69 - 16.97
     and began transactions in 2009)       2009         --           1.15 - 2.25         35.80 - 37.30

  MIST American Funds                      2012       2.04           0.50 - 2.30          8.31 - 10.28
     Moderate Allocation                   2011       1.54           0.50 - 2.30       (2.08) - (0.31)
     Investment Division                   2010       1.41           0.50 - 2.30           7.40 - 9.36
     (Commenced 4/28/2008)                 2009         --           0.50 - 2.30         20.59 - 22.79
                                           2008       6.90           0.50 - 2.30     (23.60) - (22.60)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MIST AQR Global Risk                     2012    149,868,893       11.38 - 11.61    1,737,315,768
     Balanced Investment Division          2011     56,432,487       10.56 - 10.62      599,167,858
     (Commenced 5/2/2011)

  MIST BlackRock Global                    2012    155,272,874       10.17 - 10.34    1,603,180,946
     Tactical Strategies                   2011     74,095,325         9.53 - 9.58      709,763,094
     Investment Division
     (Commenced 5/2/2011)

  MIST BlackRock Large Cap                 2012     18,667,832        7.12 - 91.54      616,700,346
     Core Investment Division              2011     20,393,863        6.37 - 81.12      607,789,646
                                           2010     20,665,064        6.44 - 81.32      657,439,675
                                           2009     21,088,063        5.80 - 72.68      639,219,543
                                           2008     22,354,205        4.93 - 61.28      589,682,261

  Variable B Investment                    2012         79,487      46.73 - 164.31       12,413,480
     Division                              2011         86,527      39.85 - 145.99       12,494,159
                                           2010        103,828      39.93 - 146.66       14,265,716
                                           2009        122,189      35.69 - 131.40       15,078,294
                                           2008        142,021      30.10 - 111.12       14,787,926

  Variable C Investment                    2012          6,144     164.31 - 213.98        1,223,254
     Division                              2011          6,155     145.99 - 188.23        1,080,417
                                           2010          6,244     146.66 - 187.23        1,092,411
                                           2009          6,758     131.40 - 166.08        1,044,718
                                           2008          9,309     111.12 - 139.06        1,191,340

  MIST Clarion Global Real                 2012     14,778,284        2.89 - 17.84      245,411,646
     Estate Investment Division            2011     16,016,738        2.31 - 14.23      213,895,843
                                           2010     15,981,514        2.46 - 15.15      228,566,225
                                           2009     16,166,181        2.14 - 13.11      201,669,413
                                           2008     16,424,718         1.60 - 9.78      154,233,055

  MIST Dreman Small Cap Value              2012      1,099,067       14.06 - 15.07       16,406,071
     Investment Division                   2011      1,077,146       12.44 - 13.21       14,113,642
     (Commenced 11/7/2008                  2010        657,621       14.17 - 14.91        9,722,885
     and began transactions in 2009)       2009        238,413       12.13 - 12.65        2,992,834

  MIST Harris Oakmark                      2012     22,574,267        2.19 - 23.79      476,492,534
     International Investment              2011     24,605,233        1.71 - 18.49      402,888,469
     Division                              2010     22,318,089        2.02 - 21.68      422,198,591
                                           2009     18,765,510        1.76 - 18.71      304,862,337
                                           2008     16,641,709        1.15 - 12.13      169,380,762

  MIST Invesco Balanced-Risk               2012    250,325,881         1.04 - 1.05      262,571,091
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                   2012      2,132,933        1.82 - 20.01       38,202,816
     Growth Investment Division            2011      2,324,510        1.56 - 17.01       35,466,935
                                           2010      2,311,559        1.60 - 17.28       34,771,690
                                           2009      2,575,281        1.28 - 13.77       30,768,907
                                           2008      2,229,587        0.97 - 10.34       19,921,697

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MIST AQR Global Risk                     2012       0.40           1.15 - 2.30           3.03 - 9.29
     Balanced Investment Division          2011       3.41           1.15 - 2.00           2.12 - 2.70
     (Commenced 5/2/2011)

  MIST BlackRock Global                    2012         --           1.15 - 2.15           6.81 - 7.89
     Tactical Strategies                   2011       1.51           1.15 - 2.00       (4.68) - (4.14)
     Investment Division
     (Commenced 5/2/2011)

  MIST BlackRock Large Cap                 2012       1.18           0.42 - 2.22        (0.33) - 12.84
     Core Investment Division              2011       1.10         (0.08) - 2.30         (2.02) - 0.54
                                           2010       1.33         (0.08) - 2.30          9.90 - 12.73
                                           2009       1.76           0.50 - 2.30         16.49 - 18.60
                                           2008       0.68           0.50 - 2.30     (38.14) - (36.07)

  Variable B Investment                    2012       1.22         (0.08) - 0.92         12.55 - 17.29
     Division                              2011       1.12         (0.08) - 1.00       (0.46) - (0.21)
                                           2010       1.36         (0.08) - 1.00         11.62 - 11.89
                                           2009       1.65                  1.00         18.25 - 18.55
                                           2008       0.71                  1.00     (37.74) - (37.59)

  Variable C Investment                    2012       1.19         (0.08) - 0.92         12.55 - 13.68
     Division                              2011       1.10         (0.08) - 1.00         (0.46) - 0.54
                                           2010       1.37         (0.08) - 1.00         11.62 - 12.73
                                           2009       1.62                  1.00         18.25 - 19.43
                                           2008       0.73                  1.00     (37.74) - (37.12)

  MIST Clarion Global Real                 2012       2.07           0.50 - 2.30         23.11 - 25.48
     Estate Investment Division            2011       3.87           0.50 - 2.30       (7.73) - (5.89)
                                           2010       8.23           0.50 - 2.30         13.47 - 15.53
                                           2009       3.29           0.50 - 2.30         31.67 - 34.24
                                           2008       1.70           0.50 - 2.30     (42.03) - (41.96)

  MIST Dreman Small Cap Value              2012       0.63           1.15 - 2.05         13.01 - 14.03
     Investment Division                   2011       1.42           1.15 - 2.05     (12.18) - (11.38)
     (Commenced 11/7/2008                  2010       0.58           1.15 - 2.05         16.83 - 17.89
     and began transactions in 2009)       2009       0.18           1.15 - 2.05         26.17 - 27.30

  MIST Harris Oakmark                      2012       1.61           0.50 - 2.30         26.30 - 28.63
     International Investment              2011         --           0.50 - 2.30     (16.20) - (14.54)
     Division                              2010       1.89           0.50 - 2.30         13.77 - 15.92
                                           2009       7.37           0.50 - 2.30         51.54 - 54.46
                                           2008       1.70           0.50 - 2.30     (41.62) - (41.17)

  MIST Invesco Balanced-Risk               2012       0.62           1.15 - 2.30           3.06 - 3.86
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                   2012         --           0.50 - 2.30         15.53 - 17.64
     Growth Investment Division            2011         --           0.50 - 2.30       (3.33) - (1.57)
                                           2010         --           0.50 - 2.30         23.32 - 25.55
                                           2009         --           0.50 - 2.30         30.78 - 33.15
                                           2008         --           0.50 - 2.30     (39.75) - (39.03)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MIST Janus Forty Investment              2012      2,129,155     129.79 - 331.03      379,819,842
     Division                              2011      2,221,380     108.42 - 271.25      326,899,919
                                           2010      2,367,336     119.99 - 294.59      380,880,175
                                           2009      2,084,776     112.23 - 270.33      309,364,810
                                           2008      1,337,831      80.39 - 175.43      140,033,926

  MIST JPMorgan Global Active              2012    169,274,406                1.05      177,914,120
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012     10,346,560        0.92 - 14.58       93,505,262
     Aggressive Growth Investment          2011     10,567,586        0.78 - 12.38       81,432,355
     Division                              2010      3,935,646        0.77 - 12.07       29,795,656
                                           2009      3,431,934         0.63 - 9.83       21,068,292
                                           2008      3,430,823         0.48 - 7.43       15,633,985

  MIST Loomis Sayles Global                2012      1,933,869       13.80 - 14.86       28,499,925
     Markets Investment Division           2011      1,855,860       12.07 - 12.85       23,690,465
     (Commenced 11/7/2008                  2010      1,021,819       12.54 - 13.20       13,393,060
     and began transactions in 2009)       2009        277,759       10.60 - 10.94        3,025,890

  MIST Lord Abbett Bond                    2012     13,293,853        2.66 - 30.92      320,579,772
     Debenture Investment Division         2011     14,072,935        2.39 - 27.52      299,293,863
                                           2010     14,565,687        2.32 - 26.47      294,861,986
                                           2009     14,237,429        2.08 - 23.55      257,209,965
                                           2008     13,513,284        1.54 - 17.31      175,523,561

  MIST Lord Abbett Mid Cap Value           2012     17,602,268        2.62 - 29.57      454,279,856
     Investment Division
     (Commenced 4/30/2012)

  MIST Met/Eaton Vance                     2012        680,624       10.70 - 10.96        7,437,899
     Floating Rate Investment              2011        581,745       10.17 - 10.33        5,996,924
     Division (Commenced 5/3/2010)         2010        127,652       10.18 - 10.24        1,306,114

  MIST Met/Franklin Income                 2012      7,678,216        1.25 - 12.94       95,665,389
     Investment Division                   2011      7,386,050        1.12 - 11.56       82,869,275
     (Commenced 4/28/2008)                 2010      5,033,319       10.84 - 11.37       56,016,534
                                           2009      2,693,910        9.92 - 10.22       27,160,816
                                           2008      1,062,043         7.94 - 8.01        8,486,992

  MIST Met/Franklin Low                    2012      1,503,596        9.94 - 10.21       15,151,477
     Duration Total Return                 2011        678,926         9.72 - 9.80        6,635,667
     Investment Division
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual                 2012      5,598,292        9.40 - 10.23       55,255,614
     Shares Investment Division            2011      5,791,350         8.44 - 9.02       50,810,483
     (Commenced 4/28/2008)                 2010      4,333,640         8.69 - 9.12       38,703,192
                                           2009      2,188,969         8.01 - 8.25       17,828,821
                                           2008        696,867         6.57 - 6.64        4,602,420

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                                                    INCOME           LOWEST TO            LOWEST TO
                                                   RATIO (%)        HIGHEST (%)          HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MIST Janus Forty Investment              2012       0.24           0.50 - 2.30         19.72 - 22.04
     Division                              2011       1.69           0.50 - 2.30       (9.64) - (7.92)
                                           2010       1.59           0.50 - 2.30           6.91 - 8.97
                                           2009         --           0.50 - 2.30         39.61 - 42.29
                                           2008       4.92           0.50 - 2.30     (43.31) - (42.40)

  MIST JPMorgan Global Active              2012       0.78           1.15 - 2.05           3.23 - 3.85
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012       0.07           0.95 - 2.30         15.80 - 17.69
     Aggressive Growth Investment          2011       0.02           0.95 - 2.30         (9.19) - 2.58
     Division                              2010       0.03           0.95 - 2.30         20.97 - 22.89
                                           2009       0.06           0.95 - 2.30         29.92 - 32.20
                                           2008       0.01           0.95 - 2.30     (39.54) - (39.24)

  MIST Loomis Sayles Global                2012       2.37           1.15 - 2.25         14.32 - 15.59
     Markets Investment Division           2011       2.22           1.15 - 2.25       (3.67) - (2.61)
     (Commenced 11/7/2008                  2010       2.23           1.15 - 2.25         19.30 - 20.62
     and began transactions in 2009)       2009       0.16           1.15 - 2.00         38.04 - 39.22

  MIST Lord Abbett Bond                    2012       7.19           0.50 - 2.30         10.37 - 12.38
     Debenture Investment Division         2011       5.99           0.50 - 2.30           2.09 - 3.94
                                           2010       6.21           0.50 - 2.30         10.40 - 12.40
                                           2009       7.15           0.50 - 2.30         33.66 - 36.09
                                           2008       4.30           0.50 - 2.30     (19.79) - (19.00)

  MIST Lord Abbett Mid Cap Value           2012         --           0.50 - 2.30           1.67 - 2.93
     Investment Division
     (Commenced 4/30/2012)

  MIST Met/Eaton Vance                     2012       3.27           1.15 - 2.05           5.14 - 6.10
     Floating Rate Investment              2011       2.13           1.15 - 2.05         (0.06) - 0.84
     Division (Commenced 5/3/2010)         2010         --           1.15 - 2.05           1.81 - 2.42

  MIST Met/Franklin Income                 2012       4.87           0.50 - 2.30          9.92 - 11.93
     Investment Division                   2011       4.33           0.50 - 2.30         (0.18) - 1.63
     (Commenced 4/28/2008)                 2010       3.76           0.50 - 2.30          9.28 - 11.26
                                           2009         --           0.50 - 2.30         24.92 - 27.19
                                           2008       4.42           0.95 - 2.30     (20.60) - (19.90)

  MIST Met/Franklin Low                    2012       1.69           0.50 - 2.05           2.27 - 3.87
     Duration Total Return                 2011         --           0.95 - 2.05       (2.63) - (1.92)
     Investment Division
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual                 2012       0.57           0.50 - 2.30         11.31 - 13.35
     Shares Investment Division            2011       2.71           0.50 - 2.30       (2.81) - (1.03)
     (Commenced 4/28/2008)                 2010         --           0.50 - 2.30          8.51 - 10.46
                                           2009         --           0.50 - 2.30         22.05 - 24.27
                                           2008       5.65           0.50 - 2.30     (34.30) - (33.60)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                  AS OF DECEMBER 31
                                                  ---------------------------------------------------
                                                                     UNIT VALUE
                                                                      LOWEST TO             NET
                                                      UNITS          HIGHEST ($)        ASSETS ($)
                                                  -------------   -----------------  ----------------
   MIST Met/Franklin Templeton              2012      6,116,829       10.41 - 11.20        66,007,938
      Founding Strategy                     2011      6,295,740         9.07 - 9.69        59,253,268
      Investment Division                   2010      6,203,619         9.44 - 9.91        60,196,783
      (Commenced 4/28/2008)                 2009      5,631,074         8.78 - 9.05        50,292,640
                                            2008      2,808,700         7.01 - 7.06        19,766,948

   MIST Met/Templeton Growth                2012      2,606,912        1.02 - 10.53        26,394,020
      Investment Division                   2011      2,619,413         8.18 - 8.66        22,033,920
      (Commenced 4/28/2008)                 2010      1,927,337         8.96 - 9.34        17,633,999
                                            2009      1,114,271         8.50 - 8.72         9,591,357
                                            2008        329,768         6.54 - 6.61         2,167,857

   MIST Met/Templeton                       2012        643,048       13.22 - 13.64         8,734,807
      International Bond                    2011        586,262       11.80 - 12.07         7,057,738
      Investment Division                   2010        363,350       12.08 - 12.25         4,442,866
      (Commenced 5/4/2009)                  2009         64,135       10.85 - 10.92           699,311

   MIST MetLife Aggressive                  2012      9,769,796       11.19 - 12.85       119,313,920
      Strategy Investment Division          2011      9,693,030        9.81 - 11.06       102,483,285
      (Commenced 5/2/2011)

   MIST MetLife Balanced Plus               2012    146,453,494       10.31 - 10.51     1,536,558,887
      Investment Division                   2011     64,032,367         9.35 - 9.40       601,466,008
      (Commenced 5/2/2011)

   MIST MetLife Multi-Index                 2012      6,808,899                1.01         6,903,413
      Targeted Risk
      Investment Division
      (Commenced 11/12/2012)

   MIST MFS Emerging Markets                2012      4,236,736       11.16 - 12.02        50,543,249
      Equity Investment Division            2011      4,108,037        9.61 - 10.22        41,739,144
      (Commenced 11/7/2008                  2010      2,608,505       12.08 - 12.72        32,997,742
      and began transactions in 2009)       2009        922,163       10.07 - 10.41         9,547,667

   MIST MFS Research International          2012     17,677,847        1.50 - 16.57       232,797,238
      Investment Division                   2011     19,673,406        1.30 - 14.30       219,299,244
                                            2010     20,874,325        1.48 - 16.11       258,478,220
                                            2009     23,007,961        1.34 - 14.57       245,592,968
                                            2008     23,286,391        1.03 - 19.76       184,318,026

   MIST MLA Mid Cap                         2012      3,544,386        1.52 - 16.73        52,678,940
      Investment Division                   2011      4,027,371        1.46 - 15.97        57,642,160
                                            2010      4,081,305        1.57 - 16.94        62,137,025
                                            2009      4,007,439        1.29 - 13.86        49,807,030
                                            2008      4,047,265        0.96 - 10.18        36,431,561

   MIST Morgan Stanley Mid Cap              2012     20,975,481        1.49 - 17.06       328,177,563
      Growth Investment Division            2011     23,184,585        1.38 - 15.69       331,439,430
      (Commenced 5/3/2010)                  2010     24,873,224        1.51 - 16.94       386,858,882

   MIST PIMCO Inflation                     2012     42,379,551       14.89 - 17.89       697,291,188
      Protected Bond                        2011     39,768,473       13.97 - 16.47       607,250,028
      Investment Division                   2010     33,648,714       12.86 - 14.87       467,910,969
                                            2009     24,705,878       12.21 - 13.86       322,661,010
                                            2008     16,609,891       10.58 - 11.78       186,022,258

                                                             FOR THE YEAR ENDED DECEMBER 31
                                                  -------------------------------------------------------
                                                   INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                                                      INCOME           LOWEST TO            LOWEST TO
                                                     RATIO (%)        HIGHEST (%)          HIGHEST (%)
                                                  --------------   ----------------    ------------------
   MIST Met/Franklin Templeton              2012        4.02           0.50 - 2.05          13.76 - 15.54
      Founding Strategy                     2011        1.72           0.50 - 2.30        (3.99) - (2.25)
      Investment Division                   2010          --           0.50 - 2.30            7.54 - 9.49
      (Commenced 4/28/2008)                 2009          --           0.50 - 2.30          25.64 - 27.92
                                            2008        3.23           0.95 - 2.30      (29.90) - (29.40)

   MIST Met/Templeton Growth                2012        1.58           0.50 - 2.30          19.42 - 21.60
      Investment Division                   2011        1.28           0.50 - 2.05        (8.79) - (7.36)
      (Commenced 4/28/2008)                 2010        1.01           0.50 - 2.05            5.48 - 7.12
                                            2009        0.02           0.50 - 2.05          29.92 - 31.97
                                            2008        1.01           0.50 - 2.30      (34.60) - (33.90)

   MIST Met/Templeton                       2012        9.92           1.15 - 2.00          12.01 - 12.97
      International Bond                    2011        6.74           1.15 - 2.00        (2.30) - (1.47)
      Investment Division                   2010        0.46           1.15 - 2.00          11.30 - 12.25
      (Commenced 5/4/2009)                  2009          --           1.15 - 2.00            8.53 - 9.15

   MIST MetLife Aggressive                  2012        0.69           0.50 - 2.30          14.07 - 16.16
      Strategy Investment Division          2011          --           0.50 - 2.30      (14.87) - (13.84)
      (Commenced 5/2/2011)

   MIST MetLife Balanced Plus               2012          --           1.15 - 2.30           4.01 - 11.81
      Investment Division                   2011        0.29           1.15 - 2.00        (6.52) - (6.00)
      (Commenced 5/2/2011)

   MIST MetLife Multi-Index                 2012          --           1.15 - 1.80            2.59 - 2.68
      Targeted Risk
      Investment Division
      (Commenced 11/12/2012)

   MIST MFS Emerging Markets                2012        0.74           1.15 - 2.25          16.24 - 17.53
      Equity Investment Division            2011        1.34           1.15 - 2.25      (20.51) - (19.64)
      (Commenced 11/7/2008                  2010        0.84           1.15 - 2.25          20.90 - 22.24
      and began transactions in 2009)       2009        0.16           1.15 - 2.05          65.54 - 67.02

   MIST MFS Research International          2012        1.98           0.50 - 2.30          14.04 - 16.12
      Investment Division                   2011        1.96           0.50 - 2.30      (12.74) - (11.15)
                                            2010        1.81           0.50 - 2.30           8.88 - 10.85
                                            2009        3.18           0.50 - 2.30          28.57 - 30.91
                                            2008        1.73           0.50 - 2.30         (43.41) - 1.39

   MIST MLA Mid Cap                         2012        0.44           0.50 - 2.30            2.88 - 4.76
      Investment Division                   2011        0.76           0.50 - 2.30        (7.42) - (5.75)
                                            2010        0.89           0.50 - 2.30          20.07 - 22.25
                                            2009        1.18           0.50 - 2.30          33.65 - 36.08
                                            2008        1.00           0.50 - 2.30      (38.85) - (38.23)

   MIST Morgan Stanley Mid Cap              2012          --           0.50 - 2.30            6.78 - 8.73
      Growth Investment Division            2011        0.71           0.50 - 2.30        (9.03) - (7.26)
      (Commenced 5/3/2010)                  2010          --           0.50 - 2.30          15.85 - 16.84

   MIST PIMCO Inflation                     2012        3.01           0.50 - 2.30            6.64 - 8.62
      Protected Bond                        2011        1.61           0.50 - 2.30           8.62 - 10.77
      Investment Division                   2010        2.26           0.50 - 2.30            5.32 - 7.31
                                            2009        3.28           0.50 - 2.30          15.37 - 17.60
                                            2008        3.60           0.50 - 2.30        (9.03) - (7.24)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO            NET
                                                     UNITS          HIGHEST ($)       ASSETS ($)
                                                 -------------   -----------------  ---------------
  MIST PIMCO Total Return                  2012     69,856,684        1.81 - 19.99    1,226,100,483
     Investment Division                   2011     69,538,746        1.68 - 18.38    1,123,078,623
                                           2010     67,513,724        1.65 - 17.91    1,048,658,444
                                           2009     53,386,890        1.54 - 16.64      745,981,638
                                           2008     41,057,029        1.32 - 14.17      488,023,782

  MIST Pioneer Strategic Income            2012      2,454,674       24.83 - 29.35       70,080,765
     Investment Division                   2011      2,135,286       22.75 - 26.64       55,464,787
     (Commenced 11/7/2008                  2010      1,345,150       22.44 - 26.04       34,118,467
     and began transactions in 2009)       2009        323,516       20.44 - 23.51        7,426,917

  MIST Pyramis Government                  2012     54,809,703       10.80 - 10.99      600,925,084
     Income Investment Division            2011     18,617,176       10.71 - 10.77      200,414,660
     (Commenced 5/2/2011)

  MIST RCM Technology                      2012     19,525,288        0.68 - 17.40      135,782,035
     Investment Division                   2011     21,582,783        0.62 - 15.62      133,833,471
                                           2010     21,798,046        0.70 - 17.48      151,310,709
                                           2009     20,279,891        0.55 - 13.76      114,450,499
                                           2008     14,885,344         0.35 - 8.73       53,261,194

  MIST Schroders Global                    2012    121,622,449         1.06 - 1.07      130,034,225
     Multi-Asset Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income              2012     70,205,649       12.14 - 13.83      919,015,955
     ETF Investment Division               2011     69,044,794       11.01 - 12.32      811,024,282
                                           2010     49,243,201       11.14 - 12.25      579,390,787
                                           2009     17,209,210       10.16 - 10.97      182,595,296
                                           2008      1,018,446         8.32 - 8.83        8,767,451

  MIST SSgA Growth ETF                     2012      9,321,683       11.55 - 13.16      116,064,976
     Investment Division                   2011      8,738,265       10.27 - 11.50       95,770,056
                                           2010      7,423,121       10.74 - 11.81       84,197,233
                                           2009      5,430,802        9.63 - 10.39       54,665,570
                                           2008        867,152         7.63 - 8.09        6,844,874

  MIST T. Rowe Price Mid Cap               2012     26,770,501        1.15 - 19.50      300,330,183
     Growth Investment Division            2011     28,074,170        1.02 - 17.28      276,466,812
                                           2010     26,424,580        1.05 - 17.69      269,741,582
                                           2009     24,198,838        0.84 - 13.94      191,894,410
                                           2008     22,042,286         0.58 - 9.65      118,146,449

  MIST Third Avenue Small Cap              2012        650,739       18.24 - 20.40       12,367,720
     Value Investment Division             2011        611,373       15.70 - 17.38        9,963,715
                                           2010        553,242       17.52 - 19.19       10,020,158
                                           2009        506,685       14.84 - 16.09        7,743,513
                                           2008        420,511       11.92 - 12.78        5,140,445

  MSF Baillie Gifford                      2012     12,744,728        1.34 - 15.88      157,488,412
     International Stock                   2011     14,325,010        1.14 - 13.42      149,064,918
     Investment Division                   2010     15,081,511        1.44 - 16.90      196,319,126
                                           2009     15,981,027        1.36 - 15.91      197,024,423
                                           2008     17,118,077        1.13 - 13.15      171,501,812

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------   ------------------
  MIST PIMCO Total Return                  2012       3.16           0.50 - 2.30           6.77 - 8.85
     Investment Division                   2011       2.72           0.50 - 2.30           0.83 - 2.76
                                           2010       3.43           0.50 - 2.30           5.71 - 7.71
                                           2009       6.78           0.50 - 2.30         15.34 - 17.63
                                           2008       3.85           0.50 - 2.30       (1.49) - (0.07)

  MIST Pioneer Strategic Income            2012       4.73           1.15 - 2.05          9.18 - 10.17
     Investment Division                   2011       4.31           1.15 - 2.05           1.36 - 2.28
     (Commenced 11/7/2008                  2010       3.53           1.15 - 2.05          9.77 - 10.76
     and began transactions in 2009)       2009       0.48           1.15 - 2.05         30.07 - 31.25

  MIST Pyramis Government                  2012       0.01           1.15 - 2.15           0.94 - 1.96
     Income Investment Division            2011       0.95           1.15 - 2.00           7.14 - 7.75
     (Commenced 5/2/2011)

  MIST RCM Technology                      2012         --           0.50 - 2.30          9.56 - 11.56
     Investment Division                   2011         --           0.50 - 2.30     (12.02) - (10.34)
                                           2010         --           0.50 - 2.30         24.79 - 27.08
                                           2009         --           0.50 - 2.30         55.36 - 58.17
                                           2008      13.65           0.50 - 2.30        (45.31) - 7.25

  MIST Schroders Global                    2012       1.65           1.15 - 2.30           5.04 - 5.86
     Multi-Asset Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income              2012       2.35           0.50 - 2.30         10.27 - 12.28
     ETF Investment Division               2011       1.66           0.50 - 2.30         (1.23) - 0.56
                                           2010       1.07           0.50 - 2.30          9.69 - 11.68
                                           2009       1.00           0.50 - 2.30         22.04 - 24.27
                                           2008       1.56           0.50 - 2.30     (26.82) - (25.42)

  MIST SSgA Growth ETF                     2012       1.93           0.50 - 2.30         12.40 - 14.46
     Investment Division                   2011       1.59           0.50 - 2.30       (4.36) - (2.62)
                                           2010       1.40           0.50 - 2.30         11.56 - 13.58
                                           2009       1.01           0.50 - 2.30         26.17 - 28.45
                                           2008       1.50           0.50 - 2.30     (34.51) - (33.31)

  MIST T. Rowe Price Mid Cap               2012         --           0.50 - 2.30         11.08 - 13.11
     Growth Investment Division            2011         --           0.50 - 2.30       (3.88) - (2.14)
                                           2010         --           0.50 - 2.30         24.78 - 27.04
                                           2009         --           0.50 - 2.30         42.12 - 44.74
                                           2008       0.02           0.50 - 2.30     (40.82) - (40.21)

  MIST Third Avenue Small Cap              2012         --           0.50 - 1.55         16.16 - 17.40
     Value Investment Division             2011       1.05           0.50 - 1.55      (10.38) - (9.44)
                                           2010       1.13           0.50 - 1.55         18.05 - 19.30
                                           2009       1.12           0.50 - 1.55         24.51 - 25.82
                                           2008       0.72           0.50 - 1.55     (30.90) - (30.20)

  MSF Baillie Gifford                      2012       1.27           0.65 - 2.30         16.64 - 18.74
     International Stock                   2011       1.71           0.65 - 2.30     (21.95) - (20.39)
     Investment Division                   2010       1.50           0.65 - 2.30           4.43 - 6.52
                                           2009       0.60           0.95 - 2.30         19.12 - 21.03
                                           2008       3.04           0.95 - 2.30     (44.65) - (44.61)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MSF Barclays Capital                     2012     67,675,314        1.69 - 19.06    1,150,681,701
     Aggregate Bond Index                  2011     67,360,242        1.65 - 18.49    1,115,074,009
     Investment Division                   2010     67,541,233        1.56 - 17.32    1,054,370,494
                                           2009     60,512,287        1.50 - 16.47      901,723,219
                                           2008     53,280,392        1.45 - 15.77      761,920,074

  MSF BlackRock Aggressive                 2012     11,188,890       14.31 - 57.22      439,241,102
     Growth Investment Division            2011     12,356,496       13.09 - 52.05      441,856,480
                                           2010     13,591,177       13.70 - 54.17      506,917,230
                                           2009     14,747,259       12.07 - 47.42      479,958,097
                                           2008     15,776,330        8.20 - 32.04      344,820,349

  MSF BlackRock Bond Income                2012     12,916,416        6.40 - 76.37      513,127,216
     Investment Division                   2011     13,863,749        6.03 - 71.54      503,747,574
                                           2010     14,977,082        5.73 - 67.64      500,008,866
                                           2009     15,377,793        5.36 - 62.90      442,133,515
                                           2008     16,836,670        4.97 - 57.90      424,475,862

  MSF BlackRock Diversified                2012     16,477,433       14.88 - 55.00      632,285,328
     Investment Division                   2011     18,361,628       13.37 - 49.41      634,685,560
                                           2010     20,865,957       13.00 - 48.05      703,823,057
                                           2009     23,518,536       11.97 - 44.24      732,160,930
                                           2008     26,879,083       10.30 - 38.07      719,674,176

  MSF BlackRock Large Cap                  2012     17,523,603        1.27 - 13.74      220,191,829
     Value Investment Division             2011     18,527,061        0.81 - 12.12      206,549,406
                                           2010     17,848,335        1.12 - 11.94      195,798,773
                                           2009     16,843,730        1.04 - 11.01      171,711,377
                                           2008     15,206,819         0.95 - 9.97      139,910,970

  MSF BlackRock Legacy Large               2012      9,513,547        3.36 - 37.60      164,222,677
     Cap Growth Investment                 2011     10,497,393        2.98 - 33.13      154,395,881
     Division                              2010     10,566,230        3.32 - 36.65      147,006,605
                                           2009     11,310,287        2.81 - 30.83      114,584,021
                                           2008     12,006,106        2.08 - 22.70       70,886,323

  MSF BlackRock Money Market               2012      6,582,029        2.45 - 24.28       88,984,812
     Investment Division                   2011      7,581,515        2.48 - 24.59       87,677,129
                                           2010      7,489,620        2.52 - 24.90       76,398,280
                                           2009      9,055,515        2.55 - 25.21       78,480,535
                                           2008     13,377,855        2.58 - 25.45       93,712,881

  MSF Davis Venture Value                  2012     20,783,231        3.65 - 40.74      562,306,956
     Investment Division                   2011     23,022,534        3.28 - 36.35      549,949,416
                                           2010     24,503,478        3.46 - 38.17      590,814,367
                                           2009     24,861,457        3.13 - 34.34      500,253,145
                                           2008     26,126,308        2.40 - 26.21      366,248,175

  MSF FI Value Leaders                     2012      4,195,363        1.01 - 32.45       62,218,117
     Investment Division                   2011      4,767,521        2.52 - 28.24       60,845,379
                                           2010      5,386,863        2.72 - 30.32       71,561,113
                                           2009      6,197,829        2.40 - 26.67       69,067,926
                                           2008      7,122,172        2.00 - 22.06       61,290,542

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MSF Barclays Capital                     2012       3.58           0.50 - 2.30           1.26 - 3.23
     Aggregate Bond Index                  2011       3.44           0.50 - 2.30           4.85 - 6.82
     Investment Division                   2010       3.52           0.50 - 2.30           3.30 - 5.37
                                           2009       5.60           0.50 - 2.30           2.59 - 4.49
                                           2008       4.54           0.50 - 2.30           4.32 - 5.13

  MSF BlackRock Aggressive                 2012         --           0.95 - 2.30           8.16 - 9.93
     Growth Investment Division            2011       0.27           0.95 - 2.30       (5.44) - (3.91)
                                           2010       0.06           0.95 - 2.30         12.38 - 14.22
                                           2009       0.18           0.95 - 2.30         45.67 - 48.03
                                           2008         --           0.95 - 2.30     (53.22) - (46.23)

  MSF BlackRock Bond Income                2012       2.59           0.50 - 2.30           4.83 - 6.85
     Investment Division                   2011       3.88           0.50 - 2.30           3.89 - 5.88
                                           2010       3.80           0.50 - 2.30           5.61 - 7.64
                                           2009       6.79           0.50 - 2.30           6.70 - 8.76
                                           2008       5.20           0.50 - 2.30       (4.61) - (4.14)

  MSF BlackRock Diversified                2012       2.28           0.95 - 2.30          2.13 - 11.32
     Investment Division                   2011       2.43           0.95 - 2.30           1.24 - 2.83
                                           2010       1.90           0.95 - 2.30           6.83 - 8.62
                                           2009       5.14           0.95 - 2.30         14.34 - 16.20
                                           2008       2.84           0.95 - 2.30     (25.52) - (25.50)

  MSF BlackRock Large Cap                  2012       1.42           0.50 - 2.30         11.37 - 13.40
     Value Investment Division             2011       0.92           0.50 - 2.30         (1.37) - 2.11
                                           2010       0.86           0.50 - 2.30           6.45 - 8.38
                                           2009       1.35           0.50 - 2.30          8.53 - 10.51
                                           2008       0.61           0.50 - 2.30     (35.81) - (35.39)

  MSF BlackRock Legacy Large               2012       0.10           0.50 - 2.30         11.47 - 13.63
     Cap Growth Investment                 2011       0.03           0.50 - 2.30      (11.22) - (9.54)
     Division                              2010       0.07           0.50 - 2.30         16.75 - 19.05
                                           2009       0.39           0.50 - 2.30         33.41 - 35.90
                                           2008       0.29           0.50 - 2.30     (37.35) - (31.38)

  MSF BlackRock Money Market               2012         --           0.95 - 2.30       (2.29) - (0.94)
     Investment Division                   2011         --           0.95 - 2.30       (2.26) - (0.94)
                                           2010         --           0.95 - 2.30       (2.28) - (0.93)
                                           2009       0.33           0.95 - 2.30       (2.03) - (0.52)
                                           2008       2.62           0.95 - 2.30           1.48 - 1.57

  MSF Davis Venture Value                  2012       0.66           0.50 - 2.30         10.04 - 12.13
     Investment Division                   2011       0.98           0.50 - 2.30       (6.44) - (4.65)
                                           2010       0.86           0.50 - 2.30          9.17 - 11.27
                                           2009       1.35           0.50 - 2.30         28.66 - 31.14
                                           2008       1.19           0.50 - 2.30     (40.30) - (39.83)

  MSF FI Value Leaders                     2012       1.04           0.50 - 2.30          0.73 - 14.89
     Investment Division                   2011       0.95           0.50 - 2.30       (8.51) - (6.85)
                                           2010       1.45           0.50 - 2.30         11.68 - 13.71
                                           2009       2.64           0.50 - 2.30         18.72 - 20.88
                                           2008       1.74           0.50 - 2.30     (39.76) - (39.41)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MSF Jennison Growth                      2012     24,173,265        0.60 - 15.21      154,053,950
     Investment Division                   2011     15,846,735        0.52 - 13.26       82,954,033
                                           2010     12,651,183        0.53 - 13.32       67,839,064
                                           2009     10,221,743        0.48 - 12.05       48,019,094
                                           2008      7,367,023         0.35 - 8.69       23,825,643

  MSF Loomis Sayles Small Cap              2012      6,753,486        4.19 - 47.14      157,335,875
     Core Investment Division              2011      7,753,152        3.71 - 41.46      152,652,688
                                           2010      8,483,306        3.74 - 41.52      158,697,696
                                           2009      9,510,756        2.97 - 32.81      134,569,722
                                           2008     10,338,609        2.31 - 25.38      102,115,332

  MSF Loomis Sayles Small Cap              2012      3,652,206        1.19 - 14.40       41,493,878
     Growth Investment Division            2011      4,424,648        1.09 - 13.07       46,369,339
                                           2010      4,256,184        1.08 - 12.81       43,602,855
                                           2009      4,562,561         0.83 - 9.82       36,176,490
                                           2008      4,490,130         0.65 - 7.63       27,534,390

  MSF Met/Artisan Mid Cap                  2012      8,082,313        3.71 - 41.38      212,602,997
     Value Investment Division             2011      9,138,238        3.36 - 37.27      212,168,332
                                           2010     10,171,808        3.19 - 35.17      217,605,252
                                           2009     11,496,387        2.81 - 30.80      210,520,522
                                           2008     13,047,548        2.01 - 21.92      163,902,675

  MSF Met/Dimensional                      2012        283,529       16.15 - 16.73        4,719,389
     International Small Company           2011        284,129       13.97 - 14.35        4,062,760
     Investment Division                   2010        194,434       17.02 - 17.34        3,362,782
     (Commenced 11/7/2008 and              2009         76,087       14.17 - 14.31        1,087,279
     began transactions in 2009)

  MSF MetLife Conservative                 2012     43,441,164       12.59 - 14.45      591,422,970
     Allocation Investment                 2011     40,920,905       11.80 - 13.30      516,749,285
     Division                              2010     34,931,385       11.69 - 12.95      432,541,976
                                           2009     25,915,327       10.87 - 11.83      295,306,945
                                           2008     17,373,413         9.23 - 9.86      166,398,948

  MSF MetLife Conservative to              2012    105,124,056       12.43 - 14.27    1,413,830,336
     Moderate Allocation                   2011    105,687,728       11.41 - 12.87    1,291,252,079
     Investment Division                   2010     92,893,969       11.56 - 12.80    1,137,111,581
                                           2009     73,016,806       10.60 - 11.53      811,434,046
                                           2008     55,768,665         8.77 - 9.37      507,403,971

  MSF MetLife Mid Cap Stock                2012     21,893,382        1.95 - 21.73      424,114,372
     Index Investment Division             2011     23,078,700        1.69 - 19.40      384,380,587
                                           2010     23,301,277        1.75 - 19.13      396,881,128
                                           2009     23,602,002        1.41 - 15.26      319,741,957
                                           2008     22,949,647        1.04 - 11.21      232,486,143

  MSF MetLife Moderate                     2012    298,818,839       12.11 - 13.91    3,918,217,622
     Allocation Investment                 2011    307,124,843       10.95 - 12.34    3,601,073,971
     Division                              2010    270,336,724       11.36 - 12.58    3,253,209,310
                                           2009    197,414,896       10.27 - 11.17    2,125,104,855
                                           2008    140,869,174         8.30 - 8.87    1,213,561,775

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)      TOTAL RETURN(3)
                                                    INCOME           LOWEST TO            LOWEST TO
                                                   RATIO (%)        HIGHEST (%)          HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MSF Jennison Growth                      2012       0.05           0.50 - 2.30        (4.18) - 14.69
     Investment Division                   2011       0.11           0.95 - 2.30       (2.06) - (0.42)
                                           2010       0.45           0.95 - 2.30          8.78 - 10.58
                                           2009       0.08           0.95 - 2.30         36.39 - 38.70
                                           2008       2.33           0.95 - 2.30     (36.98) - (36.36)

  MSF Loomis Sayles Small Cap              2012         --           0.50 - 2.30         11.66 - 13.70
     Core Investment Division              2011       0.04           0.50 - 2.30       (1.94) - (0.16)
                                           2010       0.03           0.50 - 2.30         24.32 - 26.57
                                           2009       0.12           0.50 - 2.30         26.97 - 29.28
                                           2008         --           0.50 - 2.30     (36.89) - (36.36)

  MSF Loomis Sayles Small Cap              2012         --           0.50 - 2.30          8.36 - 10.34
     Growth Investment Division            2011         --           0.50 - 2.30           0.41 - 2.23
                                           2010         --           0.50 - 2.30         28.37 - 30.68
                                           2009         --           0.50 - 2.30         26.72 - 29.03
                                           2008         --           0.50 - 2.30     (41.96) - (41.71)

  MSF Met/Artisan Mid Cap                  2012       0.89           0.50 - 2.30          9.03 - 11.02
     Value Investment Division             2011       0.87           0.50 - 2.30           4.08 - 5.96
                                           2010       0.68           0.50 - 2.30         12.15 - 14.19
                                           2009       0.99           0.50 - 2.30         37.98 - 40.49
                                           2008       0.24           0.50 - 2.30     (46.83) - (46.41)

  MSF Met/Dimensional                      2012       2.17           1.15 - 2.00         15.56 - 16.55
     International Small Company           2011       1.91           1.15 - 2.00     (17.91) - (17.21)
     Investment Division                   2010       1.16           1.15 - 2.00         20.16 - 21.19
     (Commenced 11/7/2008 and              2009         --           1.15 - 2.00         39.89 - 41.08
     began transactions in 2009)

  MSF MetLife Conservative                 2012       3.12           0.50 - 2.30           6.68 - 8.63
     Allocation Investment                 2011       2.29           0.50 - 2.30           0.91 - 2.74
     Division                              2010       3.47           0.50 - 2.30           7.55 - 9.50
                                           2009       2.96           0.50 - 2.30         17.79 - 19.91
                                           2008       0.94           0.50 - 2.30     (16.32) - (14.85)

  MSF MetLife Conservative to              2012       2.89           0.50 - 2.30          8.91 - 10.90
     Moderate Allocation                   2011       2.04           0.50 - 2.30         (1.24) - 0.55
     Investment Division                   2010       3.28           0.50 - 2.30          8.99 - 10.97
                                           2009       3.04           0.50 - 2.30         20.87 - 23.06
                                           2008       1.08           0.50 - 2.30     (23.41) - (21.98)

  MSF MetLife Mid Cap Stock                2012       0.84           0.50 - 2.30         14.65 - 16.74
     Index Investment Division             2011       0.77           0.50 - 2.30       (4.41) - (2.53)
                                           2010       0.88           0.50 - 2.30         23.14 - 25.37
                                           2009       1.65           0.50 - 2.30         33.67 - 36.09
                                           2008       1.30           0.50 - 2.30     (39.01) - (37.35)

  MSF MetLife Moderate                     2012       2.31           0.50 - 2.30         10.65 - 12.67
     Allocation Investment                 2011       1.50           0.50 - 2.30       (3.61) - (1.86)
     Division                              2010       2.43           0.50 - 2.30         10.60 - 12.61
                                           2009       2.71           0.50 - 2.30         23.65 - 25.90
                                           2008       0.80           0.50 - 2.30     (30.31) - (28.98)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                 AS OF DECEMBER 31
                                                 --------------------------------------------------
                                                                    UNIT VALUE
                                                                     LOWEST TO             NET
                                                     UNITS          HIGHEST ($)        ASSETS ($)
                                                 -------------   -----------------  ---------------
  MSF MetLife Moderate to                  2012    129,396,377       11.75 - 13.49    1,645,757,850
     Aggressive Allocation                 2011    136,308,678       10.42 - 11.75    1,520,709,941
     Investment Division                   2010    138,767,656       11.08 - 12.27    1,628,677,260
                                           2009    140,559,044        9.88 - 10.75    1,456,360,305
                                           2008    120,035,284         7.83 - 8.37      975,444,229

  MSF MetLife Stock Index                  2012     59,173,051        4.45 - 53.96    2,620,060,354
     Investment Division                   2011     64,969,064        3.91 - 46.98    2,511,243,451
                                           2010     69,017,391        3.90 - 46.46    2,646,303,266
                                           2009     71,097,931        3.45 - 40.78    2,393,363,534
                                           2008     73,669,152        2.78 - 32.55    1,978,067,366

  MSF MFS Total Return                     2012      5,978,496        5.35 - 61.91      138,805,577
     Investment Division                   2011      6,944,475        4.86 - 55.90      135,335,283
                                           2010      7,658,769        4.81 - 54.99      142,302,103
                                           2009      8,470,625        4.43 - 50.34      133,692,456
                                           2008      9,513,697        3.79 - 42.76      117,792,924

  MSF MFS Value Investment                 2012     21,031,945        1.38 - 17.15      293,940,083
     Division                              2011     22,395,513        1.20 - 14.91      271,032,881
                                           2010     23,312,590        1.21 - 14.99      280,199,767
                                           2009     22,877,144        1.10 - 13.64      249,421,604
                                           2008     23,729,130        0.93 - 10.00      216,469,833

  MSF MSCI EAFE Index                      2012     36,718,700        1.29 - 17.03      476,584,802
     Investment Division                   2011     38,516,192        1.11 - 14.53      428,461,169
                                           2010     36,009,259        1.29 - 16.76      462,135,393
                                           2009     33,890,643        1.21 - 15.64      407,182,564
                                           2008     32,911,652        0.96 - 12.27      309,589,902

  MSF Neuberger Berman                     2012     14,721,611        1.90 - 20.58      254,522,484
     Genesis Investment Division           2011     16,685,101        1.75 - 18.85      263,644,663
                                           2010     18,897,311        1.68 - 17.96      284,284,918
                                           2009     21,389,031        1.40 - 14.87      265,456,589
                                           2008     23,715,736        1.26 - 13.25      259,092,609

  MSF Oppenheimer Global                   2012     10,404,769       16.31 - 22.58      219,397,966
     Equity Investment Division            2011     11,458,967       13.63 - 18.76      201,576,453
                                           2010     11,471,149       15.07 - 20.63      223,279,060
                                           2009     11,212,707       13.16 - 17.92      190,851,984
                                           2008     11,151,246        9.53 - 12.89      137,369,852

  MSF Russell 2000 Index                   2012     14,020,186        1.96 - 22.12      272,948,994
     Investment Division                   2011     14,971,453        1.71 - 19.16      253,478,593
                                           2010     15,715,274        1.81 - 20.12      280,017,667
                                           2009     16,192,484        1.45 - 15.97      230,205,898
                                           2008     16,294,895        1.17 - 12.78      184,129,597

  MSF T. Rowe Price Large Cap              2012     11,787,393       14.15 - 18.25      196,268,660
     Growth Investment Division            2011     12,337,838       12.20 - 15.46      174,880,384
                                           2010     13,494,657       12.65 - 15.75      195,957,544
                                           2009     14,615,966       11.09 - 13.56      183,761,502
                                           2008     14,856,276         7.93 - 9.53      132,037,051

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------
                                                 INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                    INCOME           LOWEST TO           LOWEST TO
                                                   RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                                 -------------   ----------------    -----------------
  MSF MetLife Moderate to                  2012       1.92           0.50 - 2.30         12.75 - 14.81
     Aggressive Allocation                 2011       1.42           0.50 - 2.30       (5.96) - (4.25)
     Investment Division                   2010       2.14           0.50 - 2.30         12.10 - 14.13
                                           2009       2.49           0.50 - 2.30         26.16 - 28.46
                                           2008       0.60           0.50 - 2.30     (36.65) - (35.47)

  MSF MetLife Stock Index                  2012       1.70           0.50 - 2.30          2.28 - 15.01
     Investment Division                   2011       1.60           0.50 - 2.30         (0.67) - 1.18
                                           2010       1.69           0.50 - 2.30         11.89 - 14.08
                                           2009       2.63           0.50 - 2.30         23.06 - 25.42
                                           2008       1.90           0.50 - 2.30     (38.08) - (37.57)

  MSF MFS Total Return                     2012       2.74           0.50 - 2.30          8.76 - 10.75
     Investment Division                   2011       2.63           0.50 - 2.30         (0.16) - 1.65
                                           2010       2.91           0.50 - 2.30           7.30 - 9.25
                                           2009       4.16           0.50 - 2.30         15.61 - 17.71
                                           2008       3.58           0.50 - 2.30     (23.12) - (22.75)

  MSF MFS Value Investment                 2012       1.80           0.50 - 2.30          2.89 - 15.89
     Division                              2011       1.44           0.50 - 2.30         (1.65) - 0.14
                                           2010       1.31           0.50 - 2.30          8.66 - 10.63
                                           2009         --           0.50 - 2.30         17.83 - 19.98
                                           2008       1.94           0.50 - 2.30     (34.51) - (34.04)

  MSF MSCI EAFE Index                      2012       2.90           0.50 - 2.30         15.33 - 17.56
     Investment Division                   2011       2.30           0.50 - 2.30     (14.63) - (13.06)
                                           2010       2.56           0.50 - 2.30           5.46 - 7.50
                                           2009       4.12           0.50 - 2.30         25.36 - 27.84
                                           2008       2.79           0.50 - 2.30     (42.86) - (42.61)

  MSF Neuberger Berman                     2012       0.27           0.50 - 2.30           7.25 - 9.20
     Genesis Investment Division           2011       0.67           0.50 - 2.30           3.11 - 4.98
                                           2010       0.43           0.50 - 2.30         10.18 - 20.74
                                           2009       1.00           0.50 - 2.30         10.27 - 12.28
                                           2008       0.42           0.50 - 2.30     (39.13) - (38.86)

  MSF Oppenheimer Global                   2012       1.53           0.65 - 2.30         18.41 - 20.73
     Equity Investment Division            2011       1.88           0.65 - 2.30      (10.48) - (8.82)
                                           2010       1.45           0.65 - 2.30         13.29 - 15.48
                                           2009       2.42           0.65 - 2.30         36.62 - 39.41
                                           2008       2.09           0.65 - 2.30     (41.32) - (40.93)

  MSF Russell 2000 Index                   2012       1.03           0.50 - 2.30         13.40 - 15.59
     Investment Division                   2011       0.96           0.50 - 2.30       (6.46) - (4.71)
                                           2010       1.00           0.50 - 2.30         23.70 - 26.10
                                           2009       1.91           0.50 - 2.30         22.81 - 25.20
                                           2008       1.15           0.50 - 2.30     (34.64) - (33.99)

  MSF T. Rowe Price Large Cap              2012       0.06           0.50 - 2.30        (1.73) - 18.20
     Growth Investment Division            2011       0.04           0.50 - 2.30       (3.57) - (1.75)
                                           2010       0.17           0.50 - 2.30         14.08 - 16.30
                                           2009       0.48           0.50 - 2.30         39.79 - 42.51
                                           2008       0.47           0.50 - 2.30     (43.19) - (42.28)

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                             AS OF DECEMBER 31
                                              ------------------------------------------------
                                                                UNIT VALUE
                                                                 LOWEST TO            NET
                                                  UNITS         HIGHEST ($)       ASSETS ($)
                                              -------------  ----------------  ---------------
  MSF T. Rowe Price Small Cap           2012     13,154,613     17.45 - 23.91      284,907,213
     Growth Investment Division         2011     14,031,031     15.25 - 20.73      265,121,409
                                        2010     14,000,629     15.22 - 20.54      264,120,256
                                        2009     12,978,831     11.44 - 15.33      184,207,700
                                        2008     13,211,532      8.98 - 11.11      136,853,170

  MSF Van Eck Global Natural            2012      2,611,674     15.22 - 15.80       41,078,664
     Resources Investment Division      2011      2,291,756     15.14 - 15.58       35,583,743
     (Commenced 5/4/2009)               2010      1,309,383     18.55 - 18.92       24,700,698
                                        2009        379,256     14.68 - 14.83        5,613,926

  MSF Western Asset                     2012     10,345,790      3.08 - 34.39      254,116,128
     Management Strategic Bond          2011     11,333,345      2.80 - 31.05      248,899,097
     Opportunities Investment           2010     13,288,962      2.67 - 29.49      275,410,258
     Division                           2009     13,614,452      2.40 - 26.35      251,254,370
                                        2008     15,406,849      1.84 - 20.08      206,957,543

  MSF Western Asset                     2012     13,148,516      1.93 - 21.59      229,960,732
     Management U.S. Government         2011     14,053,184      1.90 - 21.05      235,422,481
     Investment Division                2010     15,023,442      1.82 - 20.10      239,870,128
                                        2009     14,375,216      1.75 - 19.15      216,669,959
                                        2008     13,590,779      1.69 - 18.49      192,871,484

  MSF Zenith Equity                     2012      2,657,120             23.93       63,578,072
     Investment Division                2011      3,127,103             21.27       66,504,213
                                        2010      3,651,183             22.31       81,465,443
                                        2009      4,320,085             19.81       85,598,366
                                        2008      5,123,370             15.40       78,903,521

                                                       FOR THE YEAR ENDED DECEMBER 31
                                              ---------------------------------------------------
                                              INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                 INCOME          LOWEST TO          LOWEST TO
                                                RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                              -------------  ----------------   -----------------
  MSF T. Rowe Price Small Cap           2012         --          0.50 - 2.30        13.26 - 15.42
     Growth Investment Division         2011         --          0.50 - 2.30        (0.86) - 1.11
                                        2010         --          0.50 - 2.30        31.60 - 34.02
                                        2009       0.27          0.50 - 2.30        35.49 - 38.07
                                        2008         --          0.50 - 2.30    (37.77) - (36.66)

  MSF Van Eck Global Natural            2012         --          1.15 - 2.05          0.49 - 1.40
     Resources Investment Division      2011       1.07          1.15 - 2.05    (18.36) - (17.63)
     (Commenced 5/4/2009)               2010       0.23          1.15 - 2.05        26.41 - 27.55
                                        2009         --          1.15 - 2.05        35.13 - 35.96

  MSF Western Asset                     2012       3.49          0.50 - 2.30         8.75 - 10.77
     Management Strategic Bond          2011       5.01          0.50 - 2.30          3.43 - 5.45
     Opportunities Investment           2010       5.95          0.50 - 2.30         9.90 - 12.00
     Division                           2009       6.51          0.50 - 2.30        28.90 - 31.36
                                        2008       4.04          0.50 - 2.30    (15.98) - (15.67)

  MSF Western Asset                     2012       1.92          0.50 - 2.30          0.69 - 2.70
     Management U.S. Government         2011       1.33          0.50 - 2.30          2.88 - 4.83
     Investment Division                2010       2.49          0.50 - 2.30          3.09 - 5.12
                                        2009       4.26          0.50 - 2.30          1.71 - 3.56
                                        2008       4.26          0.50 - 2.30      (1.74) - (1.02)

  MSF Zenith Equity                     2012       0.92                 1.35                12.51
     Investment Division                2011       1.06                 1.35               (4.68)
                                        2010       1.61                 1.35                12.61
                                        2009       5.89                 1.35                28.65
                                        2008       2.74                 1.35              (39.35)

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

 2 These amounts represent annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment
   Division.

This page is intentionally left blank.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated financial statements of Metropolitan Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, equity, and cash flows for each of the three years in the period ended
December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and its subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. In addition, as discussed in Note 2, the Company reorganized its segments in 2012. Our opinion is not modified with respect to these matters.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
April 2, 2013

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2012 and 20110

                (In millions, except share and per share data)

                                                                                                     2012         2011
                                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $164,757 and $154,376, respectively; includes $170 and $0, respectively, relating to
   variable interest entities).................................................................. $    183,676 $    168,178
 Equity securities available-for-sale, at estimated fair value (cost: $1,541 and $1,379,
   respectively)................................................................................        1,499        1,278
 Trading and fair value option securities, at estimated fair value (includes $659 and $473, respectively, of actively traded securities; and $41 and $117, respectively, relating to
   variable interest entities)..................................................................          752          697
 Mortgage loans (net of valuation allowances of $304 and $393, respectively)....................       44,657       43,880
 Policy loans...................................................................................        8,364        8,314
 Real estate and real estate joint ventures (includes $10 and $15, respectively, relating to
   variable interest entities)..................................................................        6,837        5,891
 Other limited partnership interests (includes $165 and $152, respectively, relating to
   variable interest entities)..................................................................        4,508        4,334
 Short-term investments, principally at estimated fair value....................................        6,881        6,140
 Other invested assets, principally at estimated fair value (includes $81 and $98,
   respectively, relating to variable interest entities)........................................       12,479       12,478
                                                                                                 ------------ ------------
   Total investments............................................................................      269,653      251,190
Cash and cash equivalents, principally at estimated fair value (includes $31 and $70,
 respectively, relating to variable interest entities)..........................................        1,401        2,089
Accrued investment income (includes $2 and $1, respectively, relating to variable interest
 entities)......................................................................................        2,242        2,219
Premiums, reinsurance and other receivables (includes $4 and $10, respectively, relating to
 variable interest entities)....................................................................       24,721       27,981
Deferred policy acquisition costs and value of business acquired................................        5,832        6,341
Other assets (includes $4 and $4, respectively, relating to variable interest entities).........        4,444        4,233
Separate account assets.........................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total assets................................................................................. $    429,264 $    400,731
                                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................................... $    113,986 $    109,333
Policyholder account balances...................................................................       94,716       88,856
Other policy-related balances...................................................................        5,663        5,876
Policyholder dividends payable..................................................................          610          659
Policyholder dividend obligation................................................................        3,828        2,919
Payables for collateral under securities loaned and other transactions..........................       22,461       20,280
Short-term debt.................................................................................          100          101
Long-term debt (includes $124 and $116, respectively, at estimated fair value, relating to
 variable interest entities)....................................................................        2,345        2,248
Current income tax payable......................................................................          161          123
Deferred income tax liability (includes $2 and $0, respectively, at estimated fair value,
 relating to variable interest entities)........................................................        3,036        2,324
Other liabilities (includes $22 and $42, respectively, relating to variable interest entities)..       33,941       36,614
Separate account liabilities....................................................................      120,971      106,678
                                                                                                 ------------ ------------
   Total liabilities............................................................................      401,818      376,011
                                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares
   issued and outstanding at December 31, 2012 and 2011.........................................            5            5
 Additional paid-in capital.....................................................................       14,510       14,506
 Retained earnings..............................................................................        8,631        6,973
 Accumulated other comprehensive income (loss)..................................................        4,008        3,054
                                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............................       27,154       24,538
Noncontrolling interests........................................................................          292          182
                                                                                                 ------------ ------------
   Total equity.................................................................................       27,446       24,720
                                                                                                 ------------ ------------
   Total liabilities and equity................................................................. $    429,264 $    400,731
                                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                         2012       2011       2010
                                                                      ---------- ---------- ----------
Revenues
Premiums............................................................. $   19,880 $   18,288 $   18,519
Universal life and investment-type product policy fees...............      2,239      2,202      2,075
Net investment income................................................     11,852     11,615     11,581
Other revenues.......................................................      1,730      1,808      1,725
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......      (214)      (244)      (510)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................         22         17        150
 Other net investment gains (losses).................................      (138)        359        190
                                                                      ---------- ---------- ----------
   Total net investment gains (losses)...............................      (330)        132      (170)
 Net derivative gains (losses).......................................        675      1,578      (266)
                                                                      ---------- ---------- ----------
     Total revenues..................................................     36,046     35,623     33,464
                                                                      ---------- ---------- ----------
Expenses
Policyholder benefits and claims.....................................     22,269     20,681     20,707
Interest credited to policyholder account balances...................      2,390      2,372      2,523
Policyholder dividends...............................................      1,295      1,355      1,443
Other expenses.......................................................      6,394      6,471      6,282
                                                                      ---------- ---------- ----------
     Total expenses..................................................     32,348     30,879     30,955
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations before provision for income
  tax................................................................      3,698      4,744      2,509
Provision for income tax expense (benefit)...........................      1,055      1,460        769
                                                                      ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax..........      2,643      3,284      1,740
Income (loss) from discontinued operations, net of income tax........         40         61         31
                                                                      ---------- ---------- ----------
 Net income (loss)...................................................      2,683      3,345      1,771
Less: Net income (loss) attributable to noncontrolling interests.....          2        (8)        (3)
                                                                      ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $    2,681 $    3,353 $    1,774
                                                                      ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                       2012       2011       2010
                                                                    ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company.......................................................... $    2,681 $    3,353 $    1,774
Net income (loss) attributable to noncontrolling interests.........          2        (8)        (3)
                                                                    ---------- ---------- ----------
Net income (loss)..................................................      2,683      3,345      1,771
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets......      2,502      2,567      4,470
 Unrealized gains (losses) on derivatives..........................      (241)      1,203        182
 Foreign currency translation adjustments..........................       (30)          6       (29)
 Defined benefit plans adjustment..................................      (766)      (671)        161
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), before income tax..............      1,465      3,105      4,784
 Income tax (expense) benefit related to items of other
   comprehensive income (loss).....................................      (511)    (1,074)    (1,676)
                                                                    ---------- ---------- ----------
 Other comprehensive income (loss), net of income tax..............        954      2,031      3,108
                                                                    ---------- ---------- ----------
Comprehensive income (loss)........................................      3,637      5,376      4,879
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax......................................          2        (8)          3
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company, excluding cumulative effect of change in
  accounting principle.............................................      3,635      5,384      4,876
Cumulative effect of change in accounting principle, net of income
  tax..............................................................         --         --         10
                                                                    ---------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company................................................ $    3,635 $    5,384 $    4,886
                                                                    ========== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2012

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2011............... $      5 $    14,506 $    6,973
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    1
Dividends on common stock..................                         (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           2,681
Other comprehensive income (loss), net
 of income tax.............................
                                            -------- ----------- ----------
Balance at December 31, 2012............... $      5 $    14,510 $    8,631
                                            ======== =========== ==========

                                                 Accumulated Other Comprehensive Income (Loss)
                                            --------------------------------------------------------
                                                  Net                      Foreign       Defined             Total
                                              Unrealized    Other-Than-    Currency      Benefit       Metropolitan Life
                                              Investment     Temporary   Translation      Plans        Insurance Company
                                             Gains (Losses)  Impairments  Adjustments   Adjustment    Stockholder's Equity
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2011...............  $      5,185   $      (317)   $    37    $      (1,851)     $      24,538
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                          3
Excess tax benefits related to stock-based
 compensation..............................                                                                          1
Dividends on common stock..................                                                                    (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                      2,681
Other comprehensive income (loss), net
 of income tax.............................         1,312            159      (19)             (498)               954
                                            --------------- ------------ ------------ -------------- ---------------------
Balance at December 31, 2012...............  $      6,497   $      (158)   $    18    $      (2,349)     $      27,154
                                            =============== ============ ============ ============== =====================




                                             Noncontrolling   Total
                                               Interests       Equity
                                            --------------- -----------
Balance at December 31, 2011...............   $      182    $    24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................                           3
Excess tax benefits related to stock-based
 compensation..............................                           1
Dividends on common stock..................                     (1,023)
Change in equity of noncontrolling
 interests.................................          108            108
Net income (loss)..........................            2          2,683
Other comprehensive income (loss), net
 of income tax.............................                         954
                                            --------------- -----------
Balance at December 31, 2012...............   $      292    $    27,446
                                            =============== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)





                                        Common      Additional    Retained
                                        Stock    Paid-in Capital Earnings
                                       -------   --------------- ---------
Balance at December 31, 2010......... $        5  $      14,445  $  4,941
Capital contributions from MetLife,
 Inc. (Note 13)......................                        50
Excess tax benefits related to stock-
 based compensation..................                        11
Dividends on common stock............                             (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                               3,353
Other comprehensive income (loss),
 net of income tax...................
                                      ---------- --------------- ---------
Balance at December 31, 2011......... $        5  $      14,506  $  6,973
                                      ========== =============== =========

                                            Accumulated Other Comprehensive Income (Loss)
                                      ----------------------------------------------------------
                                            Net                      Foreign        Defined              Total
                                        Unrealized    Other-Than-    Currency       Benefit        Metropolitan Life
                                        Investment     Temporary   Translation       Plans         Insurance Company
                                       Gains (Losses)  Impairments  Adjustments    Adjustment     Stockholder's Equity
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2010.........  $      2,672   $      (254)  $      34   $        (1,429)    $        20,414
Capital contributions from MetLife,
 Inc. (Note 13)......................                                                                            50
Excess tax benefits related to stock-
 based compensation..................                                                                            11
Dividends on common stock............                                                                       (1,321)
Change in equity of noncontrolling
 interests...........................
Net income (loss)....................                                                                         3,353
Other comprehensive income (loss),
 net of income tax...................         2,513           (63)          3              (422)              2,031
                                      --------------- ------------ ------------ ---------------- ---------------------
Balance at December 31, 2011.........  $      5,185   $      (317)  $      37    $       (1,851)    $        24,538
                                      =============== ============ ============ ================ =====================




                                       Noncontrolling   Total
                                         Interests       Equity
                                      --------------- -----------
Balance at December 31, 2010.........  $        148   $    20,562
Capital contributions from MetLife,
 Inc. (Note 13)......................                          50
Excess tax benefits related to stock-
 based compensation..................                          11
Dividends on common stock............                     (1,321)
Change in equity of noncontrolling
 interests...........................            42            42
Net income (loss)....................           (8)         3,345
Other comprehensive income (loss),
 net of income tax...................                       2,031
                                      --------------- -----------
Balance at December 31, 2011.........  $        182   $    24,720
                                      =============== ===========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2010

                                 (In millions)




                                                      Additional
                                             Common    Paid-in    Retained
                                             Stock     Capital   Earnings
                                            -------  ----------- ----------
Balance at December 31, 2009............... $      5 $    14,438 $    4,817
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                         (1,009)
                                            -------- ----------- ----------
Balance at January 1, 2010.................        5      14,438      3,808
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                            (10)
Capital contributions from MetLife, Inc.
 (Note 13).................................                    3
Excess tax benefits related to stock-based
 compensation..............................                    4
Dividends on common stock..................                           (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                           1,774
Other comprehensive income (loss), net of
 income tax................................
                                            -------- ----------- ----------
Balance at December 31, 2010............... $      5 $    14,445 $    4,941
                                            ======== =========== ==========

                                                Accumulated Other Comprehensive Income (Loss)
                                            ------------------------------------------------------
                                                  Net                      Foreign      Defined            Total
                                              Unrealized    Other-Than-    Currency     Benefit      Metropolitan Life
                                              Investment     Temporary   Translation     Plans       Insurance Company
                                             Gains (Losses)  Impairments  Adjustments  Adjustment   Stockholder's Equity
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2009...............   $    (265)     $    (341)  $        51  $    (1,527)    $        17,178
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....          (6)                         (1)                          (1,016)
                                              ----------     ----------  -----------  ------------    ---------------
Balance at January 1, 2010.................        (271)          (341)           50       (1,527)             16,162
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....           10                                                           --
Capital contributions from MetLife, Inc.
 (Note 13).................................                                                                         3
Excess tax benefits related to stock-based
 compensation..............................                                                                         4
Dividends on common stock..................                                                                     (631)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                                                                     1,774
Other comprehensive income (loss), net of
 income tax................................        2,933             87         (16)            98              3,102
                                            --------------- ------------ ------------ ------------ ---------------------
Balance at December 31, 2010...............   $    2,672     $    (254)  $        34  $    (1,429)    $        20,414
                                            =============== ============ ============ ============ =====================




                                             Noncontrolling  Total
                                               Interests      Equity
                                            --------------- ---------
Balance at December 31, 2009...............  $        291   $  17,469
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                   (1,016)
                                             ------------   ---------
Balance at January 1, 2010.................           291      16,453
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).....                        --
Capital contributions from MetLife, Inc.
 (Note 13).................................                         3
Excess tax benefits related to stock-based
 compensation..............................                         4
Dividends on common stock..................                     (631)
Change in equity of noncontrolling
 interests.................................         (146)       (146)
Net income (loss)..........................           (3)       1,771
Other comprehensive income (loss), net of
 income tax................................             6       3,108
                                            --------------- ---------
Balance at December 31, 2010...............  $        148   $  20,562
                                            =============== =========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                             2012        2011       2010
                                                                                          ----------- ---------- ----------
Cash flows from operating activities
Net income (loss)........................................................................ $     2,683 $    3,345 $    1,771
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Depreciation and amortization expenses.................................................         416        407        394
  Amortization of premiums and accretion of discounts associated with investments, net...       (698)      (683)      (709)
  (Gains) losses on investments and derivatives and from sales of businesses, net........       (188)    (1,735)        380
  (Income) loss from equity method investments, net of dividends or distributions........          42        269        116
  Interest credited to policyholder account balances.....................................       2,390      2,372      2,523
  Universal life and investment-type product policy fees.................................     (2,239)    (2,202)    (2,075)
  Change in trading and fair value option securities.....................................       (100)         20       (14)
  Change in accrued investment income....................................................          22         14      (117)
  Change in premiums, reinsurance and other receivables..................................       (422)      (208)      (377)
  Change in deferred policy acquisition costs and value of business acquired, net........         359        150        169
  Change in income tax...................................................................        (28)        527        727
  Change in other assets.................................................................         361        767        283
  Change in insurance-related liabilities and policy-related balances....................       1,915      2,587      2,469
  Change in other liabilities............................................................         170        726        684
  Other, net.............................................................................       (147)      (125)      (120)
                                                                                          ----------- ---------- ----------
Net cash provided by operating activities................................................       4,536      6,231      6,104
                                                                                          ----------- ---------- ----------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.............................................................      52,889     53,325     49,828
   Equity securities.....................................................................         245        816        520
   Mortgage loans........................................................................       8,668      8,152      4,853
   Real estate and real estate joint ventures............................................         721      1,058        241
   Other limited partnership interests...................................................         585        754        383
  Purchases of:
   Fixed maturity securities.............................................................    (62,136)   (54,038)   (57,961)
   Equity securities.....................................................................       (393)      (278)      (157)
   Mortgage loans........................................................................     (9,448)   (10,443)    (5,820)
   Real estate and real estate joint ventures............................................     (1,447)      (980)      (539)
   Other limited partnership interests...................................................       (660)      (658)      (614)
  Cash received in connection with freestanding derivatives..............................         634      1,011        712
  Cash paid in connection with freestanding derivatives..................................       (443)      (695)      (920)
  Issuances of loans to affiliates.......................................................          --      (525)         --
  Net change in policy loans.............................................................        (50)       (44)      (171)
  Net change in short-term investments...................................................       (567)    (3,816)        841
  Net change in other invested assets....................................................       (791)      (562)        149
  Net change in property, equipment and leasehold improvements...........................        (71)      (104)      (138)
  Other, net.............................................................................          --          7        (7)
                                                                                          ----------- ---------- ----------
Net cash used in investing activities.................................................... $  (12,264) $  (7,020) $  (8,800)
                                                                                          ----------- ---------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                           2012        2011        2010
                                                                                        ----------- ----------- -----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................ $    61,647 $    55,586 $    44,481
   Withdrawals.........................................................................    (56,373)    (57,078)    (43,381)
  Net change in payables for collateral under securities loaned and other transactions.       2,181       3,266       2,352
  Net change in short-term debt........................................................         (1)         (1)       (217)
  Long-term debt issued................................................................          79         110         188
  Long-term debt repaid................................................................        (81)     (1,411)       (324)
  Dividends on common stock............................................................     (1,023)     (1,151)       (232)
  Capital contribution.................................................................          --          47          --
  Other, net...........................................................................         611          25        (33)
                                                                                        ----------- ----------- -----------
Net cash provided by (used in) financing activities....................................       7,040       (607)       2,834
                                                                                        ----------- ----------- -----------
Change in cash and cash equivalents....................................................       (688)     (1,396)         138
Cash and cash equivalents, beginning of year...........................................       2,089       3,485       3,347
                                                                                        ----------- ----------- -----------
Cash and cash equivalents, end of year................................................. $     1,401 $     2,089 $     3,485
                                                                                        =========== =========== ===========
Supplemental disclosures of cash flow information:
  Net cash paid for:
   Interest............................................................................ $       151 $       196 $       217
                                                                                        =========== =========== ===========
   Income tax.......................................................................... $       842 $       701 $       183
                                                                                        =========== =========== ===========
  Non-cash transactions:
   Purchase money mortgage loans on sales of real estate joint ventures................ $        -- $        -- $         2
                                                                                        =========== =========== ===========
   Capital contributions from MetLife, Inc............................................. $         3 $         3 $         3
                                                                                        =========== =========== ===========
   Dividends to MetLife, Inc........................................................... $        -- $       170 $       399
                                                                                        =========== =========== ===========
   Real estate and real estate joint ventures acquired in satisfaction of debt......... $       264 $       151 $        58
                                                                                        =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. See Note 2 for information on the reorganization of the Company's segments during 2012, which were retrospectively applied.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

Consolidation

  The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Discontinued Operations

  The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIB that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Non-participating and               Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Non-participating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See Note 5 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

  Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products; and
    . securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities), with changes in estimated fair value subsequent to consolidation included in net investment gains (losses).

    Changes in estimated fair value of these securities subsequent to purchase are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

    Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Joint venture investments that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities, equity securities, and short-term investments, are loaned to third parties, primarily brokerage firms and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

  . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
  . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability)--effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

Goodwill

  Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

Employee Benefit Plans

  The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  The Company recognizes the funded status of the projected pension benefit obligation ("PBO") for pension benefits and the accumulated pension benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains or losses, prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

  The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the consolidated balance sheets.

Income Tax

  Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated
U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

Other Accounting Policies

  Stock-Based Compensation

  Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

  MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion at both December 31, 2012 and 2011. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1.0 billion and $999 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $121 million, $118 million and $111 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $902 million and $1.6 billion at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $611 million and $1.2 billion at December 31, 2012 and 2011, respectively. Related amortization expense was $143 million, $145 million and $132 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

  Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheet:

                                                           As Previously Reported     Adjustment          As Adjusted
                                                         ------------------------ ------------------- -------------------
                                                            December 31, 2011       December 31, 2011   December 31, 2011
                                                         ------------------------ ------------------- -------------------
                                                                                  (In millions)
Assets
  Other invested assets, principally at estimated fair
   value................................................   $             12,505   $              (27) $           12,478
  Deferred policy acquisition costs and value of
   business acquired (1)................................   $              7,779   $           (1,438) $            6,341
Liabilities
  Deferred income tax liability.........................   $              2,827   $             (503) $            2,324
Equity
  Retained earnings.....................................   $              8,077   $           (1,104) $            6,973
  Accumulated other comprehensive income (loss).........   $              2,912   $               142 $            3,054
  Total Metropolitan Life Insurance Company
   stockholder's equity.................................                 25,500                 (962)             24,538
  Total equity..........................................   $             25,682   $             (962) $           24,720

--------

(1)VOBA was not impacted by the adoption of this guidance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                        As Previously Reported        Adjustment              As Adjusted
                                      --------------------------- ------------------------ ------------------------
                                       Years Ended December 31,   Years Ended December 31, Years Ended December 31,
                                      --------------------------- ------------------------ ------------------------
                                            2011          2010       2011        2010          2011         2010
                                      ------------- -------------  ----------    -------   --------     --------
                                                               (In millions)
Revenues
  Net investment income.............. $  11,621 (1) $  11,586 (1) $      (6)    $   (5)    $11,615      $11,581
Expenses
  Other expenses..................... $       6,414 $       6,259 $       57    $    23    $ 6,471      $ 6,282
  Income (loss) from continuing
   operations before provision for
   income tax........................ $   4,807 (1) $   2,537 (1) $     (63)    $  (28)    $ 4,744      $ 2,509
  Provision for income tax expense
   (benefit)......................... $   1,479 (1) $     776 (1) $     (19)    $   (7)    $ 1,460      $   769
  Income (loss) from continuing
   operations, net of income tax..... $   3,328 (1) $   1,761 (1) $     (44)    $  (21)    $ 3,284      $ 1,740
  Net income (loss).................. $       3,389 $       1,792 $     (44)    $  (21)    $ 3,345      $ 1,771
  Net income (loss) attributable to
   Metropolitan Life Insurance
   Company........................... $       3,397 $       1,795 $     (44)    $  (21)    $ 3,353      $ 1,774

--------

(1)Amounts in the table above differ from the amounts previously reported in the consolidated statements of operations and comprehensive income due to the inclusion of the impact of discontinued real estate operations of $4 million ($6 million net investment income, net of $2 million income tax) and $5 million ($7 million net investment income, net of $2 million income tax) for the years ended December 31, 2011 and 2010, respectively.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                                  As Previously Reported          Adjustment               As Adjusted
                                                -------------------------- ------------------------ --------------------------
                                                 Years Ended December 31,  Years Ended December 31,  Years Ended December 31,
                                                -------------------------- ------------------------ --------------------------
                                                    2011          2010         2011        2010         2011          2010
                                                ------------- ------------ ------------ ----------- ------------- ------------
                                                                                (In millions)
Cash flows from operating activities
  Net income (loss)............................ $       3,389 $      1,792 $       (44) $      (21) $       3,345 $      1,771
  Change in deferred policy acquisition costs
   and value of business acquired, net......... $          94 $        147 $         56 $        22 $         150 $        169
  Change in income tax......................... $         547 $        735 $       (20) $       (8) $         527 $        727
Cash flows from investing activities
  Net change in other invested assets.......... $       (570) $        142 $          8 $         7 $       (562) $        149

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. In 2012, the Company proceeded to Step 1 of the two-step impairment analysis for all of the Company's reporting units. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 10.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and FVO securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to AOCI as of July 1, 2010.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  As a result of the adoption of the amended VIE consolidation guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and FVO securities and $232 million of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt, and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters--Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

2. Segment Information

  As announced in November 2011, MetLife, Inc. reorganized its business into three broad geographic regions. As a result, during 2012, the Company reorganized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. Prior period results have been revised in connection with these changes.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities include a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2012, 2011 and 2010 and at December 31, 2012 and 2011. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880  $     --    $  19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189        50        2,239
Net investment income......................      5,384     1,680       4,519       554     12,137     (285)       11,852
Other revenues.............................        265       398         252       815      1,730        --        1,730
Net investment gains (losses)..............         --        --          --        --         --     (330)        (330)
Net derivative gains (losses)..............         --        --          --        --         --       675          675
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936       110       36,046
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425       139       23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361        29        2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)        --        (632)
Amortization of DAC and VOBA...............        656        29          12         2        699       292          991
Interest expense on debt...................          5         1           9       133        148         4          152
Other expenses.............................      2,341     1,901         438     1,196      5,876         7        5,883
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877       471       32,348
                                            ---------- ---------  ---------- --------- ----------  --------    ---------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171     (116)        1,055
                                            ---------- ---------  ---------- --------- ----------              ---------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643              $   2,643
                                                                                       ==========              =========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                            Operating Earnings
                                            ---------------------------------------------------
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate                            Total
Year Ended December 31, 2011                  Retail    Benefits   Funding   & Other      Total   Adjustments Consolidated
------------------------------------------- ---------- ---------- --------- ---------   --------- ----------- ------------
                                                                           (In millions)
Revenues
Premiums................................... $    4,022 $  12,487  $   1,778 $      1    $  18,288  $      --   $  18,288
Universal life and investment-type product
 policy fees...............................      1,334       630        197       --        2,161         41       2,202
Net investment income......................      5,363     1,682      4,312      385       11,742      (127)      11,615
Other revenues.............................        226       374        242      966        1,808         --       1,808
Net investment gains (losses)..............         --        --         --       --           --        132         132
Net derivative gains (losses)..............         --        --         --       --           --      1,578       1,578
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total revenues...........................     10,945    15,173      6,529    1,352       33,999      1,624      35,623
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,425    11,880      3,683        4       21,992         44      22,036
Interest credited to policyholder account
 balances..................................      1,000       178      1,140       --        2,318         54       2,372
Capitalization of DAC......................      (622)      (84)       (18)       --        (724)         --       (724)
Amortization of DAC and VOBA...............        681        95         14        1          791         84         875
Interest expense on debt...................          5        --          8      172          185          9         194
Other expenses.............................      2,564     1,837        472    1,247        6,120          6       6,126
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
  Total expenses...........................     10,053    13,906      5,299    1,424       30,682        197      30,879
                                            ---------- ---------  --------- --------    ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................        314       445        432    (229)          962        498       1,460
                                            ---------- ---------  --------- --------    ---------              ---------
Operating earnings......................... $      578 $     822  $     798 $    157        2,355
                                            ========== =========  ========= ========
Adjustments to:
  Total revenues...........................                                                 1,624
  Total expenses...........................                                                 (197)
  Provision for income tax (expense)
   benefit.................................                                                 (498)
                                                                                        ---------
Income (loss) from continuing operations,
 net of income tax.........................                                             $   3,284              $   3,284
                                                                                        =========              =========
                                                         Group,
                                                       Voluntary, Corporate
                                                       & Worksite  Benefit  Corporate
At December 31, 2011                          Retail    Benefits   Funding   & Other      Total
------------------------------------------- ---------- ---------- --------- ---------   ---------
                                                               (In millions)

Total assets............................... $  160,164 $  42,603  $ 164,244 $ 33,720    $ 400,731
Separate account assets.................... $   43,229 $     478  $  62,971 $     --    $ 106,678
Separate account liabilities............... $   43,229 $     478  $  62,971 $     --    $ 106,678

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary, Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2010                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,125 $  12,691  $  1,702  $      1  $  18,519  $      --   $  18,519
Universal life and investment-type product
 policy fees...............................    1,228       616       196        --      2,040         35       2,075
Net investment income......................    5,675     1,617     4,156       141     11,589        (8)      11,581
Other revenues.............................      163       358       240       964      1,725         --       1,725
Net investment gains (losses)..............       --        --        --        --         --      (170)       (170)
Net derivative gains (losses)..............       --        --        --        --         --      (266)       (266)
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total revenues...........................   11,191    15,282     6,294     1,106     33,873      (409)      33,464
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,504    12,122     3,511      (18)     22,119         31      22,150
Interest credited to policyholder account
 balances..................................    1,026       192     1,252        --      2,470         53       2,523
Capitalization of DAC......................    (530)      (97)      (13)        --      (640)         --       (640)
Amortization of DAC and VOBA...............      593        96        15         1        705        104         809
Interest expense on debt...................        5        --         8       189        202         15         217
Other expenses.............................    2,411     1,843       459     1,181      5,894          2       5,896
                                            -------- ---------  --------  --------  ---------  ---------   ---------
  Total expenses...........................   10,009    14,156     5,232     1,353     30,750        205      30,955
                                            -------- ---------  --------  --------  ---------  ---------   ---------
Provision for income tax expense
 (benefit).................................      415       395       371     (208)        973      (204)         769
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    767 $     731  $    691  $   (39)      2,150
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             (409)
  Total expenses...........................                                             (205)
  Provision for income tax (expense)
   benefit.................................                                               204
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   1,740              $   1,740
                                                                                    =========              =========

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2012      2011      2010
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,224 $  16,209 $  16,204
          Accident and health insurance.     6,458     5,940     5,982
          Non-insurance.................       167       149       133
                                         --------- --------- ---------
           Total........................ $  23,849 $  22,298 $  22,319
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Revenues derived from one external customer were $2.5 billion, $2.4 billion and $2.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, which represented 11%, 11% and 10%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2012, 2011 and 2010. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                         Years ended December 31,
                                                                         -----------------------
                                                                          2012     2011    2010
                                                                         -------  ------- -------
                                                                              (In millions)
Total revenues.......................................................... $    62  $   105 $    37
Total expenses..........................................................      --       --      --
                                                                         -------  ------- -------
Income (loss) before provision for income tax...........................      62      105      37
Provision for income tax expense (benefit)..............................      22       37      12
                                                                         -------  ------- -------
Income (loss) from operations of discontinued operations, net of income
  tax...................................................................      40       68      25
Gain (loss) on disposal of operations, net of income tax................      --      (7)       6
                                                                         -------  ------- -------
Income (loss) from discontinued operations, net of income tax........... $    40  $    61 $    31
                                                                         =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                              -------------------------
                                                  2012         2011
                                              ------------ ------------
                                                    (In millions)
        Retail............................... $     92,322 $     92,352
        Group, Voluntary & Worksite Benefits.       28,517       27,480
        Corporate Benefit Funding............       93,051       83,752
        Corporate & Other....................          475          481
                                              ------------ ------------
         Total............................... $    214,365 $    204,065
                                              ============ ============

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
-------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium
                             reserves for death and endowment
                             policy benefits (calculated based
                             upon the non-forfeiture interest
                             rate, ranging from 3% to 7%, and
                             mortality rates guaranteed in
                             calculating the cash surrender values
                             described in such contracts); and
                             (ii) the liability for terminal
                             dividends.
-------------------------------------------------------------------
Non-participating life       Aggregate of the present value of
                             expected future benefit payments and
                             related expenses less the present
                             value of expected future net
                             premiums. Assumptions as to mortality
                             and persistency are based upon the
                             Company's experience when the basis
                             of the liability is established.
                             Interest rate assumptions for the
                             aggregate future policy benefit
                             liabilities range from 2% to 10%.
-------------------------------------------------------------------
Individual and group         Present value of expected future
traditional fixed annuities  payments. Interest rate assumptions
after annuitization          used in establishing such liabilities
                             range from 1% to 11%.
-------------------------------------------------------------------
Non-medical health           The net level premium method and
insurance                    assumptions as to future morbidity,
                             withdrawals and interest, which
                             provide a margin for adverse
                             deviation. Interest rate assumptions
                             used in establishing such liabilities
                             range from 4% to 7%.
-------------------------------------------------------------------
Disabled lives               Present value of benefits method and
                             experience assumptions as to claim
                             terminations, expenses and interest.
                             Interest rate assumptions used in
                             establishing such liabilities range
                             from 2% to 8%.
-------------------------------------------------------------------

  Participating business represented 5% and 6% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 29%, 32% and 32% of gross life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   .  Present value of expected death
          death even if the account value is     benefits in excess of the
          reduced to zero.                       projected account balance
                                                 recognizing the excess ratably
                                                 over the accumulation period based
                                                 on the present value of total
                                                 expected assessments.
------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    .  Assumptions are consistent with
          available for an additional fee.       those used for amortizing DAC, and
                                                 are thus subject to the same
                                                 variability and risk.

                                              .  Investment performance and
                                                 volatility assumptions are
                                                 consistent with the historical
                                                 experience of the appropriate
                                                 underlying equity index, such as
                                                 the S&P 500 Index.

                                              .  Benefit assumptions are based on
                                                 the average benefits payable over
                                                 a range of scenarios.
------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    .  Present value of expected income
          determined at the time of issuance     benefits in excess of the
          of the variable annuity contract,      projected account balance at any
          a minimum accumulation of purchase     future date of annuitization and
          payments, even if the account          recognizing the excess ratably
          value is reduced to zero, that can     over the accumulation period based
          be annuitized to receive a monthly     on present value of total expected
          income stream that is not less         assessments.
          than a specified amount.
       .  Certain contracts also provide for  .  Assumptions are consistent with
          a guaranteed lump sum return of        those used for estimating GMDBs
          purchase premium in lieu of the        liabilities.
          annuitization benefit.

                                              .  Calculation incorporates an
                                                 assumption for the percentage of
                                                 the potential annuitizations that
                                                 may be elected by the
                                                 contractholder.
------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    .  Expected value of the life
          partial withdrawals, even if the       contingent payments and expected
          account value is reduced to zero,      assessments using assumptions
          provided that cumulative               consistent with those used for
          withdrawals in a contract year do      estimating the GMDBs liabilities.
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                                                              Universal and Variable
                                                                            Annuity Contracts    Life Contracts
                                                                            ----------------  ---------------------
                                                                                              Secondary    Paid-Up
                                                                             GMDBs    GMIBs   Guarantees  Guarantees  Total
                                                                            -------  -------- ----------  ---------- --------
                                                                                             (In millions)
Direct
Balance at January 1, 2010................................................. $    57  $     89  $    67     $    21   $    234
Incurred guaranteed benefits...............................................      10        24      179          28        241
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      61       113      246          49        469
Incurred guaranteed benefits...............................................      30        45       15           9         99
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      84       158      261          58        561
Incurred guaranteed benefits...............................................      31       174       79          10        294
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $   109  $    332  $   340     $    68   $    849
                                                                            =======  ========  =======     =======   ========
Ceded
Balance at January 1, 2010................................................. $    37  $     28  $    44     $     8   $    117
Incurred guaranteed benefits...............................................      13         8      165          26        212
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      44        36      209          34        323
Incurred guaranteed benefits...............................................      25        16        3           7         51
Paid guaranteed benefits...................................................     (7)        --       --          --        (7)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      62        52      212          41        367
Incurred guaranteed benefits...............................................      30        58       53           6        147
Paid guaranteed benefits...................................................     (6)        --       --          --        (6)
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    86  $    110  $   265     $    47   $    508
                                                                            =======  ========  =======     =======   ========
Net
Balance at January 1, 2010................................................. $    20  $     61  $    23     $    13   $    117
Incurred guaranteed benefits...............................................     (3)        16       14           2         29
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2010...............................................      17        77       37          15        146
Incurred guaranteed benefits...............................................       5        29       12           2         48
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2011...............................................      22       106       49          17        194
Incurred guaranteed benefits...............................................       1       116       26           4        147
Paid guaranteed benefits...................................................      --        --       --          --         --
                                                                            -------  --------  -------     -------   --------
Balance at December 31, 2012............................................... $    23  $    222  $    75     $    21   $    341
                                                                            =======  ========  =======     =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2012      2011
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  19,623 $  18,240
                      Balanced........    19,235    14,368
                      Bond............     4,771     4,221
                      Specialty.......       852       787
                      Money Market....       192       211
                                       --------- ---------
                       Total.......... $  44,673 $  37,827
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

Variable Annuity Guarantees

  In the Event of Death

  Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

  At Annuitization

  Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

Two Tier Annuities

  Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate of funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                         In the          At             In the
                     Event of Death Annuitization   Event of Death At Annuitization
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Annuity Contracts
  (1)
Variable Annuity
  Guarantees
Total contract
  account value.....  $    55,469    $    24,229     $    48,671     $    18,378
Separate account
  value.............  $    43,327    $    22,963     $    36,327     $    17,024
Net amount at risk..  $       902    $      845 (2)  $     1,894     $   413 (2)
Average attained
  age of
  contractholders...     64 years       60 years        63 years        60 years
Two Tier Annuities
General account
  value.............          N/A    $       274             N/A     $       276
Net amount at risk..          N/A    $        48             N/A     $        49
Average attained
  age of
  contractholders...          N/A       64 years             N/A        63 years

                                              December 31,
                     --------------------------------------------------------------
                                  2012                           2011
                     ---------------------------    -------------------------------
                       Secondary       Paid-Up        Secondary        Paid-Up
                       Guarantees    Guarantees       Guarantees      Guarantees
                     -------------- -------------   -------------- ----------------
                                             (In millions)
Universal and
  Variable Life
  Contracts (1)
Account value
  (general and
  separate account).  $     6,958    $     1,163     $     6,535     $     1,206
Net amount at risk..  $    85,216    $     9,299     $    88,999     $     9,977
Average attained
  age of
  policyholders.....     52 years       59 years        51 years        58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $1.9 billion and $2.6 billion at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2012, 2011 and 2010, the Company issued $24.7 billion, $27.4 billion and $15.0 billion, respectively, and repaid $21.5 billion, $28.2 billion and $12.3 billion, respectively, of such funding agreements. At December 31, 2012 and 2011, liabilities for funding agreements outstanding, which are included in PABs, were $23.9 billion and $20.1 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2012   2011
                                           ------ ------
                                           (In millions)
                       FHLB of New York... $  736 $  658
                       FHLB of Des Moines. $   55 $   31

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                  Liability              Collateral
                             ------------------- --------------------------
                                              December 31,
                             ----------------------------------------------
                               2012      2011        2012         2011
                             --------- --------- ------------ -------------
                                             (In millions)
     FHLB of New York (1)... $  13,512 $  11,655 $  14,611(2) $  13,002 (2)
     Farmer Mac (3)......... $   2,550 $   2,550 $      2,929 $       2,927
     FHLB of Des Moines (1). $   1,000 $     475 $   1,298(2) $     662 (2)

--------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                     Years Ended December 31,
                                                    --------------------------
                                                      2012     2011     2010
                                                    -------- -------- --------
                                                          (In millions)
 Balance at January 1,............................. $  6,622 $  6,539 $  6,302
   Less: Reinsurance recoverables..................      324      448      354
                                                    -------- -------- --------
 Net balance at January 1,.........................    6,298    6,091    5,948
                                                    -------- -------- --------
 Incurred related to:
   Current year....................................    4,320    3,856    3,733
   Prior years.....................................     (42)     (79)       13
                                                    -------- -------- --------
    Total incurred.................................    4,278    3,777    3,746
                                                    -------- -------- --------
 Paid related to:
   Current year....................................  (2,626)  (2,282)  (2,244)
   Prior years.....................................  (1,425)  (1,288)  (1,359)
                                                    -------- -------- --------
    Total paid.....................................  (4,051)  (3,570)  (3,603)
                                                    -------- -------- --------
 Net balance at December 31,.......................    6,525    6,298    6,091
 Add: Reinsurance recoverables.....................      301      324      448
                                                    -------- -------- --------
 Balance at December 31,........................... $  6,826 $  6,622 $  6,539
                                                    ======== ======== ========

  During 2012 and 2011, claims and claim adjustment expenses associated with prior years decreased by $42 million and $79 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.7 billion and $62.7 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $49.3 billion and $44.0 billion at December 31, 2012 and 2011, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.80% and 3.12% at December 31, 2012 and 2011, respectively.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2012     2011     2010
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  6,244 $  6,640 $  7,639
Capitalizations.......................................................      632      724      640
Amortization related to:
  Net investment gains (losses).......................................    (270)     (88)    (108)
  Other expenses......................................................    (709)    (777)    (687)
                                                                       -------- -------- --------
   Total amortization.................................................    (979)    (865)    (795)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................    (145)    (255)    (844)
                                                                       -------- -------- --------
Balance at December 31,...............................................    5,752    6,244    6,640
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       97      115      136
Amortization related to:
  Other expenses......................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
   Total amortization.................................................     (12)     (10)     (14)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      (5)      (8)      (7)
                                                                       -------- -------- --------
Balance at December 31,...............................................       80       97      115
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  5,832 $  6,341 $  6,755
                                                                       ======== ======== ========

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  See Note 2 for information on the reorganization of the Company's segments during 2012, which was retrospectively applied. Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                                                         December 31,
                                                                       -----------------
                                                                         2012     2011
                                                                       -------- --------
                                                                         (In millions)
Retail................................................................ $  5,407 $  5,921
Group, Voluntary & Worksite Benefits..................................      337      342
Corporate Benefit Funding.............................................       88       76
Corporate & Other.....................................................       --        2
                                                                       -------- --------
  Total............................................................... $  5,832 $  6,341
                                                                       ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2012     2011    2010
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  184   $  190  $  173
                Capitalization.............     22       29      42
                Amortization...............   (26)     (35)    (25)
                                             ------  ------  ------
                Balance at December 31,.... $  180   $  184  $  190
                                             ======  ======  ======

                VODA and VOCRA
                Balance at January 1,...... $  378   $  400  $  412
                Acquisitions...............     --       --       7
                Amortization...............   (25)     (22)    (19)
                                             ------  ------  ------
                Balance at December 31,.... $  353   $  378  $  400
                                             ======  ======  ======
                Accumulated amortization... $  104   $   79  $   57
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                             VOBA   VODA and VOCRA
                                            ------- --------------
                                                (In millions)
             2013.......................... $    11 $          28
             2014.......................... $     9 $          30
             2015.......................... $     8 $          30
             2016.......................... $     4 $          30
             2017.......................... $     5 $          28

6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  For other policies within the Group, Voluntary and Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion and $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company has reinsured with an unaffiliated third-party reinsurer 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                 Years Ended December 31,
                                                               -----------------------------
                                                                 2012      2011      2010
                                                               --------- --------- ---------
                                                                       (In millions)
Premiums:
Direct premiums............................................... $  19,821 $  18,435 $  18,793
Reinsurance assumed...........................................     1,350     1,240     1,155
Reinsurance ceded.............................................   (1,291)   (1,387)   (1,429)
                                                               --------- --------- ---------
 Net premiums................................................. $  19,880 $  18,288 $  18,519
                                                               ========= ========= =========
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $   2,763 $   2,686 $   2,627
Reinsurance assumed...........................................        39        38        13
Reinsurance ceded.............................................     (563)     (522)     (565)
                                                               --------- --------- ---------
 Net universal life and investment-type product policy fees... $   2,239 $   2,202 $   2,075
                                                               ========= ========= =========
Other revenues:
Direct other revenues......................................... $     887 $     836 $     750
Reinsurance assumed...........................................       (6)       (6)       (5)
Reinsurance ceded.............................................       849       978       980
                                                               --------- --------- ---------
 Net other revenues........................................... $   1,730 $   1,808 $   1,725
                                                               ========= ========= =========
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $  22,677 $  21,100 $  21,246
Reinsurance assumed...........................................     1,208     1,069     1,235
Reinsurance ceded.............................................   (1,616)   (1,488)   (1,774)
                                                               --------- --------- ---------
 Net policyholder benefits and claims......................... $  22,269 $  20,681 $  20,707
                                                               ========= ========= =========
Other expenses:
Direct other expenses......................................... $   5,328 $   5,280 $   5,167
Reinsurance assumed...........................................       479       458       462
Reinsurance ceded.............................................       587       733       653
                                                               --------- --------- ---------
 Net other expenses........................................... $   6,394 $   6,471 $   6,282
                                                               ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2012                                     2011
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other
 receivables...................... $    1,613 $    480 $  22,628 $   24,721 $    1,383 $    485 $  26,113 $   27,981
Deferred policy acquisition costs
 and value of business
 acquired.........................      5,685      460     (313)      5,832      6,337      386     (382)      6,341
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    7,298 $    940 $  22,315 $   30,553 $    7,720 $    871 $  25,731 $   34,322
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities:
Future policy benefits............ $  112,264 $  1,722 $      -- $  113,986 $  107,713 $  1,620 $      -- $  109,333
Policyholder account balances.....     94,454      262        --     94,716     88,557      299        --     88,856
Other policy-related balances.....      5,401      291      (29)      5,663      5,631      294      (49)      5,876
Other liabilities.................      9,544    7,327    17,070     33,941      8,068    7,574    20,972     36,614
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  221,663 $  9,602 $  17,041 $  248,306 $  209,969 $  9,787 $  20,923 $  240,679
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.9 billion and $17.9 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on reinsurance were $6.9 billion and $7.0 billion at December 31, 2012 and 2011, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                                  Years Ended December 31,
                                                                                 --------------------------
                                                                                   2012     2011     2010
                                                                                 -------- -------- --------
                                                                                       (In millions)
Premiums:
Reinsurance assumed............................................................. $    319 $    169 $     88
Reinsurance ceded...............................................................     (54)     (51)     (63)
                                                                                 -------- -------- --------
  Net premiums.................................................................. $    265 $    118 $     25
                                                                                 ======== ======== ========
Universal life and investment-type product policy fees:
Reinsurance assumed............................................................. $     39 $     38 $     13
Reinsurance ceded...............................................................    (216)    (170)    (230)
                                                                                 -------- -------- --------
  Net universal life and investment-type product policy fees.................... $  (177) $  (132) $  (217)
                                                                                 ======== ======== ========
Other revenues:
Reinsurance assumed............................................................. $    (6) $    (7) $    (5)
Reinsurance ceded...............................................................      790      916      908
                                                                                 -------- -------- --------
  Net other revenues............................................................ $    784 $    909 $    903
                                                                                 ======== ======== ========
Policyholder benefits and claims:
Reinsurance assumed............................................................. $    334 $    175 $    112
Reinsurance ceded...............................................................    (177)    (121)    (129)
                                                                                 -------- -------- --------
  Net policyholder benefits and claims.......................................... $    157 $     54 $   (17)
                                                                                 ======== ======== ========
Other expenses:
Reinsurance assumed............................................................. $    357 $    352 $    362
Reinsurance ceded...............................................................      789      914      824
                                                                                 -------- -------- --------
  Net other expenses............................................................ $  1,146 $  1,266 $  1,186
                                                                                 ======== ======== ========

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2012               2011
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets:
Premiums, reinsurance and other receivables (1)......... $     85 $  16,925 $     44 $  20,469
Deferred policy acquisition costs and value of business
  acquired..............................................      435     (266)      359     (286)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    520 $  16,659 $    403 $  20,183
                                                         ======== ========= ======== =========
Liabilities:
Future policy benefits.................................. $    567 $      -- $    442 $      --
Policyholder account balances...........................      251        --      266        --
Other policy-related balances...........................       57      (29)       59      (49)
Other liabilities (1)...................................    6,906    14,652    7,114    18,707
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,781 $  14,623 $  7,881 $  18,658
                                                         ======== ========= ======== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased the funds withheld balance by $29 million and $20 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with these embedded derivatives were ($9) million, ($29) million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.4 billion and $1.2 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $14 million, $727 million and ($66) million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.4 billion and $1.5 billion at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivative were $135 million, ($811) million and ($596) million for the years ended
December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.1 billion and $1.5 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion and $15.7 billion at December 31, 2012 and 2011, respectively. The deposit liabilities on affiliated reinsurance were $6.8 billion and $6.9 billion at December 31, 2012 and 2011, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

  Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2012      2011
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,586 $  43,169
Other policy-related balances.....................................................       298       358
Policyholder dividends payable....................................................       466       514
Policyholder dividend obligation..................................................     3,828     2,919
Other liabilities.................................................................       602       613
                                                                                   --------- ---------
   Total closed block liabilities.................................................    47,780    47,573
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    30,546    30,407
 Equity securities available-for-sale, at estimated fair value....................        41        35
 Mortgage loans...................................................................     6,192     6,206
 Policy loans.....................................................................     4,670     4,657
 Real estate and real estate joint ventures.......................................       459       364
 Other invested assets............................................................       953       857
                                                                                   --------- ---------
   Total investments..............................................................    42,861    42,526
Cash and cash equivalents.........................................................       381       249
Accrued investment income.........................................................       481       509
Premiums, reinsurance and other receivables.......................................       107       109
Current income tax recoverable....................................................         2        53
Deferred income tax assets........................................................       319       362
                                                                                   --------- ---------
     Total assets designated to the closed block..................................    44,151    43,808
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,629     3,765
                                                                                   --------- ---------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax..........................     2,891     2,394
 Unrealized gains (losses) on derivatives, net of income tax......................         9        11
 Allocated to policyholder dividend obligation, net of income tax.................   (2,488)   (1,897)
                                                                                   --------- ---------
Total amounts included in accumulated other comprehensive income (loss)...........       412       508
                                                                                   --------- ---------
       Maximum future earnings to be recognized from closed block assets and
         liabilities.............................................................. $   4,041 $   4,273
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                  Years Ended December 31,
                                                                                 ---------------------------
                                                                                    2012      2011    2010
                                                                                 ---------- -------- -------
                                                                                        (In millions)
Balance at January 1,........................................................... $    2,919 $    876 $    --
Change in unrealized investment and derivative gains (losses)...................        909    2,043     876
                                                                                 ---------- -------- -------
Balance at December 31,......................................................... $    3,828 $  2,919 $   876
                                                                                 ========== ======== =======

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  2,139 $  2,306 $  2,461
Net investment income....................................................    2,188    2,231    2,292
Net investment gains (losses)............................................       61       32       39
Net derivative gains (losses)............................................     (12)        8     (27)
                                                                          -------- -------- --------
   Total revenues........................................................    4,376    4,577    4,765
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,783    2,991    3,115
Policyholder dividends...................................................    1,072    1,137    1,235
Other expenses...........................................................      179      193      199
                                                                          -------- -------- --------
   Total expenses........................................................    4,034    4,321    4,549
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      342      256      216
Provision for income tax expense (benefit)...............................      120       89       71
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      222      167      145
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       10        1        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    232 $    168 $    146
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

  Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, CMBS and ABS.

                                          December 31, 2012                             December 31, 2011
                            --------------------------------------------- ---------------------------------------------
                                          Gross Unrealized                               Gross Unrealized
                             Cost or  ------------------------- Estimated  Cost or   ------------------------- Estimated
                            Amortized          Temporary  OTTI    Fair    Amortized           Temporary  OTTI    Fair
                              Cost     Gains    Losses   Losses   Value     Cost      Gains    Losses   Losses   Value
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
                                                                   (In millions)
Fixed Maturity Securities:
U.S. corporate............. $  59,587 $  7,717 $    304  $  --  $  67,000 $  56,298  $  6,113 $    715  $  --  $  61,696
U.S. Treasury and agency...    28,252    4,408        9     --     32,651    21,572     4,272       --     --     25,844
Foreign corporate (1)......    27,231    3,128      126    (1)     30,234    27,298     2,400      551      1     29,146
RMBS.......................    23,792    1,716      226    257     25,025    25,445     1,564      766    524     25,719
CMBS.......................     9,264      559       37     --      9,786     8,750       473      114      4      9,105
ABS (1)....................     8,025      205      105     --      8,125     6,589       156      166    (7)      6,586
State and political
 subdivision...............     5,554    1,184       18     --      6,720     5,387       842       47     --      6,182
Foreign government.........     3,052    1,086        3     --      4,135     3,037       915       52     --      3,900
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total fixed maturity
  securities............... $ 164,757 $ 20,003 $    828  $ 256  $ 183,676 $ 154,376  $ 16,735 $  2,411  $ 522  $ 168,178
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========
Equity Securities:
Common..................... $   1,013 $     33 $      5  $  --  $   1,041 $     830  $     32 $      6  $  --  $     856
Non-redeemable preferred...       528       41      111     --        458       549        11      138     --        422
                            --------- -------- --------- ------ --------- ---------  -------- --------- ------ ---------
 Total equity securities... $   1,541 $     74 $    116  $  --  $   1,499 $   1,379  $     43 $    144  $  --  $   1,278
                            ========= ======== ========= ====== ========= =========  ======== ========= ====== =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


--------

(1)OTTI losses, as presented above, represent the noncredit portion of OTTI losses that is included in AOCI. OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for foreign corporate securities was in an unrealized gain position of $1 million at December 31, 2012 and $7 million for ABS at December 31, 2011, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

  The Company held non-income producing fixed maturity securities with an estimated fair value of $41 million and $7 million with unrealized gains (losses) of $6 million and ($3) million at December 31, 2012 and 2011, respectively.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2012                  2011
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $   12,671 $   12,796 $    8,089 $    8,159
Due after one year through five years.............     30,187     32,160     26,375     27,486
Due after five years through ten years............     34,983     40,009     34,660     38,517
Due after ten years...............................     45,835     55,775     44,468     52,606
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    123,676    140,740    113,592    126,768
Structured securities (RMBS, CMBS and ABS)........     41,081     42,936     40,784     41,410
                                                   ---------- ---------- ---------- ----------
   Total fixed maturity securities................ $  164,757 $  183,676 $  154,376 $  168,178
                                                   ========== ========== ========== ==========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                              December 31, 2012                         December 31, 2011
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate................... $  2,567    $   58   $  2,507    $  246   $   5,669  $    204  $  3,170   $    511
U.S. Treasury and agency.........    1,576         9         --        --       2,189        --        --         --
Foreign corporate................      758        34      1,381        91       4,560       334     1,258        218
RMBS.............................      639        18      3,098       465       2,647       407     3,241        883
CMBS.............................      727         5        308        32         709        66       365         52
ABS..............................    1,246        22        697        83       2,557        45       608        114
State and political
 subdivision.....................       92         1        103        17          31        --       169         47
Foreign government...............      106         1         27         2         499        44        88          8
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total fixed maturity
   securities.................... $  7,711    $  148   $  8,121    $  936   $  18,861  $  1,100  $  8,899   $  1,833
                                  ========    ======   ========    ======   =========  ========  ========   ========
Equity Securities:
Common........................... $     62    $    5   $      1    $   --   $       4  $      6  $     --   $     --
Non-redeemable preferred.........       --        --        190       111         126        14       238        124
                                  --------    ------   --------    ------   ---------  --------  --------   --------
  Total equity securities........ $     62    $    5   $    191    $  111   $     130  $     20  $    238   $    124
                                  ========    ======   ========    ======   =========  ========  ========   ========
Total number of securities in an
 unrealized loss position........      622                  637                 1,412                 819
                                  ========             ========             =========            ========

  Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

    . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

    . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

    . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

    . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in
       (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $1.8 billion during the year ended December 31, 2012 from $2.9 billion to $1.1 billion. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $389 million of the total $1.1 billion of gross unrealized losses were from 102 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $172 million, or 44%, are related to gross unrealized losses on 50 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $1.1 billion of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $217 million, or 56%, are related to gross unrealized losses on 52 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), ABS (primarily collateralized debt obligations) and U.S and foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Equity securities in an unrealized loss position decreased $28 million during the year ended December 31, 2012 from $144 million to $116 million. Of the $116 million, $99 million were from 13 equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, of which 90% were financial services industry investment grade non-redeemable preferred stock, of which 75% were rated A, AA, or AAA.

Trading and FVO Securities

  See Note 10 for tables that present the four categories of securities that comprise trading and FVO securities. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and FVO securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

Mortgage Loans

  Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                        December 31,
                                         ------------------------------------------
                                                 2012                  2011
                                         --------------------  --------------------
                                           Carrying     % of     Carrying     % of
                                             Value      Total      Value      Total
                                         ------------- ------  ------------- ------
                                         (In millions)         (In millions)
Mortgage loans:
  Commercial............................   $  33,369    74.7 %   $  32,774    74.7 %
  Agricultural..........................      11,487     25.7       11,498     26.2
  Residential...........................         105      0.3            1       --
                                           ---------   ------    ---------   ------
   Subtotal (1).........................      44,961    100.7       44,273    100.9
  Valuation allowances..................       (304)    (0.7)        (393)    (0.9)
                                           ---------   ------    ---------   ------
   Total mortgage loans, net............   $  44,657   100.0 %   $  43,880   100.0 %
                                           =========   ======    =========   ======

--------

(1)In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank"). The Company purchased $64 million of commercial mortgage loans during the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Mortgage Loans and Valuation Allowance by Portfolio Segment

  The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2012                                          2011
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     441   $     181     $   --    $     622 $      73   $     159     $    --   $     232
  Evaluated collectively for
   credit losses...............    32,928      11,306        105       44,339    32,701      11,339           1      44,041
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total mortgage loans........    33,369      11,487        105       44,961    32,774      11,498           1      44,273
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
Valuation allowances:
  Specific credit losses.......        84          21         --          105        44          45          --          89
  Non-specifically identified
   credit losses...............       172          27         --          199       274          30          --         304
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
   Total valuation
    allowances.................       256          48         --          304       318          75          --         393
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
    Mortgage loans, net of
     valuation
     allowance................. $  33,113   $  11,439     $  105    $  44,657 $  32,456   $  11,423     $     1   $  43,880
                                ========== ============ =========== ========= ========== ============ =========== =========

  Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                            Commercial Agricultural  Total
                                            ---------- ------------ --------
                                                     (In millions)
   Balance at January 1, 2010..............  $    492    $   102    $    594
   Provision (release).....................      (39)         12        (27)
   Charge-offs, net of recoveries..........      (12)       (33)        (45)
                                            ---------- ------------ --------
   Balance at December 31, 2010............       441         81         522
   Provision (release).....................     (111)        (2)       (113)
   Charge-offs, net of recoveries..........      (12)        (4)        (16)
                                            ---------- ------------ --------
   Balance at December 31, 2011............       318         75         393
   Provision (release).....................      (50)          2        (48)
   Charge-offs, net of recoveries..........      (12)       (24)        (36)
   Transfer to held-for-sale...............        --        (5)         (5)
                                            ---------- ------------ --------
   Balance at December 31, 2012............  $    256    $    48    $    304
                                            ========== ============ ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans. For evaluations of residential loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status which is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                      Recorded Investment
                       -------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------            % of     Estimated    % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total    Total   Fair Value    Total
                       --------- ------------- -------- --------- ------  ------------- ------
                                     (In millions)                        (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7 %   $  27,894    78.8 %
65% to 75%............     4,254        641         108     5,003   15.0        5,218     14.7
76% to 80%............       448        123         259       830    2.5          863      2.4
Greater than 80%......       847        501         255     1,603    4.8        1,451      4.1
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0 %   $  35,426   100.0 %
                       =========   ========    ======== ========= ======    =========   ======
December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $  20,510   $    389    $    332 $  21,231  64.8 %   $  22,547    66.1 %
65% to 75%............     6,919        237         268     7,424   22.6        7,734     22.6
76% to 80%............       950         98         200     1,248    3.8        1,251      3.7
Greater than 80%......     1,880        674         317     2,871    8.8        2,588      7.6
                       ---------   --------    -------- --------- ------    ---------   ------
 Total................ $  30,259   $  1,398    $  1,117 $  32,774 100.0 %   $  34,120   100.0 %
                       =========   ========    ======== ========= ======    =========   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Credit Quality of Agricultural Mortgage Loans

  Information about the credit quality of agricultural mortgage loans is presented below at:

                                             December 31,
                            ----------------------------------------------
                                     2012                    2011
                            ----------------------  ----------------------
                              Recorded      % of      Recorded      % of
                             Investment     Total    Investment     Total
                            ------------- --------  ------------- --------
                            (In millions)           (In millions)
     Loan-to-value ratios:
     Less than 65%.........   $  10,628      92.5 %   $  10,378      90.2 %
     65% to 75%............         514        4.5          732        6.4
     76% to 80%............          92        0.8           12        0.1
     Greater than 80%......         253        2.2          376        3.3
                            ------------- --------  ------------- --------
      Total................   $  11,487     100.0 %   $  11,498     100.0 %
                            ============= ========  ============= ========

  The estimated fair value of agricultural mortgage loans was $11.8 billion and $11.9 billion at December 31, 2012 and 2011, respectively.

Credit Quality of Residential Mortgage Loans

  All residential mortgage loans were performing at both December 31, 2012 and 2011; accordingly, residential mortgage loan data is not presented in the following past due, impaired and troubled debt restructuring tables. The estimated fair value of residential mortgage loans was $109 million and $1 million at December 31, 2012 and 2011, respectively.

Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial and residential mortgage loans -- 60 days; and agricultural mortgage loans -- 90 days. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                                                Greater than 90 Days Past Due
                                                      Past Due                   and Still Accruing Interest
                                         ----------------------------------- -----------------------------------
                                         December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011
                                         ----------------- ----------------- ----------------- -----------------
                                                                                        (In millions)
Commercial..............................     $      --         $      63         $     --          $     --
Agricultural............................           116               139               53                27
                                         ----------------- ----------------- ----------------- -----------------
  Total.................................     $     116         $     202         $     53          $     27
                                         ================= ================= ================= =================

                                                  Nonaccrual Status
                                         -----------------------------------
                                         December 31, 2012 December 31, 2011
                                         ----------------- -----------------

Commercial..............................     $      83         $      63
Agricultural............................            67               150
                                         ----------------- -----------------
  Total.................................     $     150         $     213
                                         ================= =================

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Impaired Mortgage Loans

  Information regarding impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the periods ended:

                                                                 Loans without
                         Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
                     ---------------------------------------- --------------------  --------------------------------------
                      Unpaid                                   Unpaid                Unpaid             Average
                     Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
December 31,          Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
-------------------  --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                 (In millions)
2012:
Commercial..........  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural........     110        107         21        86       79          74       189       160       201        8
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========
2011:
Commercial..........  $   73     $   73     $   44    $   29   $  225      $  209    $  298    $  238    $  257    $   5
Agricultural........     160        159         45       114       62          60       222       174       239        3
                     --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
 Total..............  $  233     $  232     $   89    $  143   $  287      $  269    $  520    $  412    $  496    $   8
                     ========= ========== ========== ======== =========  ========== ========= ======== ========== ========

  Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial and agricultural mortgage loans was $126 million and $259 million, respectively, for the year ended December 31, 2010; and interest income recognized for commercial and agricultural mortgage loans was $4 million and $8 million, respectively, for the year ended December 31, 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                 For the Years Ended December 31,
              -------------------------------------------------------------------------------
                             2012                                    2011
              --------------------------------------- ---------------------------------------
              Number of                               Number of
              Mortgage  Carrying Value after Specific Mortgage  Carrying Value after Specific
                Loans      Valuation Allowance          Loans      Valuation Allowance
              --------- ----------------------------- --------- -----------------------------
                            Pre-          Post-                     Pre-          Post-
                        Modification   Modification             Modification   Modification
                        ------------   ------------             ------------   ------------
                              (In millions)                           (In millions)
Commercial...     1       $    168       $    152         4       $    125       $     87
Agricultural.     5             17             16         9             40             40
              --------- ------------   ------------   --------- ------------   ------------
  Total......     6       $    185       $    168        13       $    165       $    127
              ========= ============   ============   ========= ============   ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  There were no mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. During the 12 months ended December 31, 2011, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit partnerships, loans to affiliates (see "-- Related Party Investment Transactions") and leveraged leases.

  Leveraged Leases

  Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                  December 31,
                                               -------------------
                                                 2012      2011
                                               -------- ----------
                                                  (In millions)
              Rental receivables, net......... $  1,465 $    1,761
              Estimated residual values.......      927      1,110
                                               -------- ----------
               Subtotal.......................    2,392      2,871
              Unearned income.................    (834)    (1,039)
                                               -------- ----------
               Investment in leveraged leases. $  1,558 $    1,832
                                               ======== ==========

  Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances, are as long as 33 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2012 and 2011, all rental receivables were performing.

  The deferred income tax liability related to leveraged leases was $1.4 billion and $1.3 billion at December 31, 2012 and 2011, respectively.

The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2012     2011    2010
                                                        ------  ------  ------
                                                          (In millions)
    Income from investment in leveraged leases........ $   34   $  101  $  102
    Less: Income tax expense on leveraged leases......   (12)     (35)    (36)
                                                        ------  ------  ------
    Investment income after income tax from
      investment in leveraged leases.................. $   22   $   66  $   66
                                                        ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.1 billion and $1.2 billion at December 31, 2012 and 2011, respectively.

Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2012      2011      2010
                                                                         --------- --------- --------
                                                                                (In millions)
Fixed maturity securities............................................... $  19,120 $  14,266 $  6,189
Fixed maturity securities with noncredit OTTI losses in accumulated
  other comprehensive income (loss).....................................     (256)     (522)    (419)
                                                                         --------- --------- --------
   Total fixed maturity securities......................................    18,864    13,744    5,770
Equity securities.......................................................      (13)      (98)     (66)
Derivatives.............................................................     1,052     1,293       90
Short-term investments..................................................       (2)      (10)     (13)
Other...................................................................        18        45       48
                                                                         --------- --------- --------
   Subtotal.............................................................    19,919    14,974    5,829
                                                                         --------- --------- --------
Amounts allocated from:
 Insurance liability loss recognition...................................   (5,120)   (3,495)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................        12        33       27
 DAC and VOBA...........................................................   (1,231)   (1,102)    (833)
 Policyholder dividend obligation.......................................   (3,828)   (2,919)    (876)
                                                                         --------- --------- --------
   Subtotal.............................................................  (10,167)   (7,483)  (2,108)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)...........        86       172      138
Deferred income tax benefit (expense)...................................   (3,498)   (2,794)  (1,440)
                                                                         --------- --------- --------
Net unrealized investment gains (losses)................................     6,340     4,869    2,419
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................       (1)       (1)      (1)
                                                                         --------- --------- --------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $   6,339 $   4,868 $  2,418
                                                                         ========= ========= ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2012          2011
                                                           --------      --------
                                                           (In millions)
      Balance, January 1,............................... $  (522)      $  (419)
      Noncredit OTTI losses recognized (1)..............     (22)          (17)
      Securities sold with previous noncredit OTTI loss.      122            85
      Subsequent changes in estimated fair value........      166         (171)
                                                           --------      --------
      Balance, December 31,............................. $  (256)      $  (522)
                                                           ========      ========

--------
(1)Noncredit OTTI losses recognized, net of DAC, were ($26) million and ($16) million for the years ended December 31, 2012 and 2011, respectively.

  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         ------------------------------
                                                                            2012       2011      2010
                                                                         ---------- ---------- --------
                                                                                 (In millions)
Balance, beginning of period............................................ $    4,868 $    2,418 $  (612)
Cumulative effect of change in accounting principles, net of income tax.         --         --       10
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................        266      (103)      155
Unrealized investment gains (losses) during the year....................      4,679      9,248    6,650
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................    (1,625)    (3,069)    (426)
 DAC and VOBA related to noncredit OTTI losses recognized in
   accumulated other comprehensive income (loss)........................       (21)          6     (22)
 DAC and VOBA...........................................................      (129)      (269)    (829)
 Policyholder dividend obligation.......................................      (909)    (2,043)    (876)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..........       (86)         34     (46)
 Deferred income tax benefit (expense)..................................      (704)    (1,354)  (1,580)
                                                                         ---------- ---------- --------
Net unrealized investment gains (losses)................................      6,339      4,868    2,424
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................         --         --      (6)
                                                                         ---------- ---------- --------
Balance, end of period.................................................. $    6,339 $    4,868 $  2,418
                                                                         ========== ========== ========
Change in net unrealized investment gains (losses)...................... $    1,471 $    2,450 $  3,036
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................         --         --      (6)
                                                                         ---------- ---------- --------
Change in net unrealized investment gains (losses) attributable to
 Metropolitan Life Insurance Company.................................... $    1,471 $    2,450 $  3,030
                                                                         ========== ========== ========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies at both December 31, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                      December 31,
                                                   -------------------
                                                     2012      2011
                                                   --------- ---------
                                                      (In millions)
          Securities on loan: (1)
            Amortized cost........................ $  16,224 $  13,595
            Estimated fair value.................. $  18,564 $  15,726
          Cash collateral on deposit from
            counterparties (2).................... $  19,036 $  15,870
          Security collateral on deposit from
            counterparties (3).................... $      46 $     188
          Reinvestment portfolio -- estimated
            fair value............................ $  19,392 $  15,803

--------

(1)Included within fixed maturity securities, equity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans.

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,555 $    976
 Invested assets pledged as collateral (1)...................   19,812   17,280
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 21,367 $ 18,256
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 4) and derivative transactions (see
   Note 9).

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI (see Note 1).

  The Company's PCI fixed maturity securities were as follows at:

                                                      December 31,
                                                    -----------------
                                                      2012     2011
                                                    -------- --------
                                                      (In millions)
           Outstanding principal and interest
             balance (1)........................... $  4,335 $  3,708
           Carrying value (2)...................... $  3,441 $  2,675

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                      Years Ended December 31,
                                                    --------------------------
                                                      2012          2011
                                                      --------      --------
                                                      (In millions)
           Contractually required payments
             (including interest).................. $  1,911      $  4,260
           Cash flows expected to be collected (1). $  1,436      $  3,603
           Fair value of investments acquired...... $    936      $  2,140

--------

(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                     Years Ended December 31,
                                                   --------------------------
                                                     2012          2011
                                                     ---------     --------
                                                     (In millions)
          Accretable yield, January 1,............ $   1,978     $    436
          Investments purchased...................       500        1,463
          Accretion recognized in earnings........     (181)         (97)
          Disposals...............................      (84)           --
          Reclassification (to) from
            nonaccretable difference..............       144          176
                                                     ---------     --------
          Accretable yield, December 31,.......... $   2,357     $  1,978
                                                     =========     ========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $7.5 billion at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.9 billion at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2011 and 2010. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $259.4 billion and $229.7 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled
$22.2 billion at both December 31, 2012 and 2011. Aggregate net income (loss) of these entities totaled $16.5 billion, $8.4 billion and $16.5 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Consolidated VIEs

  The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                      December 31,
                                          -------------------------------------
                                                 2012               2011
                                          ------------------ ------------------
                                          Total     Total    Total     Total
                                          Assets Liabilities Assets Liabilities
                                          ------ ----------- ------ -----------
                                                      (In millions)
 Other limited partnership interests..... $  189   $    1    $  203   $    1
 CSEs (assets (primarily securities) and
   liabilities (primarily debt)) (1).....     51       50       146      138
 Fixed maturity securities (2)...........    172       83        --       --
 Other invested assets...................     85       --       102        1
 Real estate joint ventures..............     11       14        16       18
                                          ------   ------    ------   ------
   Total................................. $  508   $  148    $  467   $  158
                                          ======   ======    ======   ======

--------

(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The assets and liabilities of these CSEs are primarily trading and FVO securities and long-term debt, respectively, and to a lesser extent include cash and cash equivalents and other liabilities. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2012 and 2011. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $4 million, $9 million and $15 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $1 million for the year ended December 31, 2012. There was no interest expense for both the years ended December 31, 2011 and 2010.

  Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                        December 31,
                                         -------------------------------------------
                                                 2012                  2011
                                         --------------------- ---------------------
                                                     Maximum               Maximum
                                         Carrying   Exposure   Carrying   Exposure
                                          Amount   to Loss (1)  Amount   to Loss (1)
                                         --------- ----------- --------- -----------
                                                        (In millions)
Fixed maturity securities AFS:
  Structured securities (RMBS, CMBS and
   ABS) (2)............................. $  42,936  $  42,936  $  41,410  $  41,410
  U.S. and foreign corporate............     2,566      2,566      2,379      2,379
Other limited partnership interests.....     2,966      3,880      2,537      3,259
Other invested assets...................     1,068      1,381        745      1,140
Real estate joint ventures..............        34         40         32         49
                                         ---------  ---------  ---------  ---------
   Total................................ $  49,570  $  50,803  $  47,103  $  48,237
                                         =========  =========  =========  =========

--------
(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $315 million and $264 million at December 31, 2012 and 2011, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

Net Investment Income

  The components of net investment income were as follows:

                                                                     Years Ended December 31,
                                                                   -----------------------------
                                                                     2012      2011      2010
                                                                   --------- --------- ---------
                                                                           (In millions)
Investment income:
 Fixed maturity securities........................................ $   8,295 $   8,225 $   8,147
 Equity securities................................................        68        73        89
 Trading and FVO securities -- Actively Traded Securities and FVO
   general account securities (1).................................        77        29        72
 Mortgage loans...................................................     2,528     2,401     2,258
 Policy loans.....................................................       451       479       515
 Real estate and real estate joint ventures.......................       593       493       329
 Other limited partnership interests..............................       555       435       684
 Cash, cash equivalents and short-term investments................        19        12        15
 International joint ventures.....................................       (2)       (1)         9
 Other............................................................         7       112       111
                                                                   --------- --------- ---------
     Subtotal.....................................................    12,591    12,258    12,229
   Less: Investment expenses......................................       743       652       663
                                                                   --------- --------- ---------
     Subtotal, net................................................    11,848    11,606    11,566
                                                                   --------- --------- ---------
 FVO CSEs -- interest income:
   Securities.....................................................         4         9        15
                                                                   --------- --------- ---------
       Net investment income...................................... $  11,852 $  11,615 $  11,581
                                                                   ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $44 million, $2 million and $30 million for the years ended
   December 31, 2012, 2011, and 2010, respectively.

  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

                                                    Years Ended December 31,
                                                  ------------------------
                                                    2012      2011    2010
                                                  --------   ------ --------
                                                       (In millions)
     Total gains (losses) on fixed maturity
       securities:
       Total OTTI losses recognized -- by
        sector and industry:
        U.S. and foreign corporate
          securities -- by industry:
          Utility................................ $   (29)   $   -- $    (1)
          Finance................................     (21)     (37)    (117)
          Consumer...............................     (19)     (40)     (20)
          Communications.........................     (18)     (26)     (10)
          Industrial.............................      (4)      (8)       --
          Transportation.........................      (1)       --       --
                                                  --------   ------ --------
            Total U.S. and foreign corporate
              securities.........................     (92)    (111)    (148)
          RMBS...................................     (70)     (78)     (87)
          CMBS...................................     (28)      (9)     (59)
          ABS....................................      (2)     (28)     (66)
          Foreign government.....................       --      (1)       --
                                                  --------   ------ --------
       OTTI losses on fixed maturity
        securities recognized in earnings........    (192)    (227)    (360)
       Fixed maturity securities -- net
        gains (losses) on sales and disposals....       16      107      129
                                                  --------   ------ --------
          Total gains (losses) on fixed
            maturity securities..................    (176)    (120)    (231)
                                                  --------   ------ --------
     Total gains (losses) on equity
       securities:
       Total OTTI losses recognized -- by
        sector:
        Common...................................      (7)      (8)      (4)
        Non-redeemable preferred.................       --     (33)      (3)
                                                  --------   ------ --------
       OTTI losses on equity securities
        recognized in earnings...................      (7)     (41)      (7)
       Equity securities - net gains
        (losses) on sales and disposals..........       15       44       77
                                                  --------   ------ --------
        Total gains (losses) on equity
          securities.............................        8        3       70
                                                  --------   ------ --------
     Trading and FVO securities -- FVO
       general account securities -- changes
       in estimated fair value subsequent to
       consolidation.............................       11      (2)       --
     Mortgage loans..............................       84      133       59
     Real estate and real estate joint
       ventures..................................     (27)      133     (33)
     Other limited partnership interests.........     (35)       11      (5)
     Other investment portfolio gains
       (losses)..................................    (192)      (4)       36
                                                  --------   ------ --------
        Subtotal -- investment portfolio
          gains (losses).........................    (327)      154    (104)
                                                  --------   ------ --------
     FVO CSEs -- changes in estimated fair
       value subsequent to consolidation:
       Securities................................       --       --     (78)
       Long-term debt -- related to
        securities...............................      (7)      (8)       48
     Non-investment portfolio gains (losses).....        4     (14)     (36)
                                                  --------   ------ --------
        Subtotal FVO CSEs and non-investment
          portfolio gains (losses)...............      (3)     (22)     (66)
                                                  --------   ------ --------
          Total net investment gains (losses).... $  (330)   $  132 $  (170)
                                                  ========   ====== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $2 million, $21 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                     Years Ended December 31,
                                              -----------------------------------------------------------------------
                                                2012     2011     2010   2012  2011  2010    2012     2011     2010
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
                                              Fixed Maturity Securities  Equity Securities           Total
                                              -------------------------- ----------------- --------------------------
                                                                           (In millions)
Proceeds..................................... $ 29,472 $ 34,015 $ 30,817 $ 126 $ 771 $ 429 $ 29,598 $ 34,786 $ 31,246
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains....................... $    327 $    445 $    544 $  23 $  86 $  88 $    350 $    531 $    632
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses......................    (311)    (338)    (415)   (8)  (42)  (11)    (319)    (380)    (426)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses recognized in earnings:
 Credit-related..............................    (125)    (183)    (334)    --    --    --    (125)    (183)    (334)
 Other (1)...................................     (67)     (44)     (26)   (7)  (41)   (7)     (74)     (85)     (33)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses recognized in earnings..    (192)    (227)    (360)   (7)  (41)   (7)    (199)    (268)    (367)
                                              -------- -------- -------- ----- ----- ----- -------- -------- --------
   Net investment gains (losses)............. $  (176) $  (120) $  (231) $   8 $   3 $  70 $  (168) $  (117) $  (161)
                                              ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                             Years Ended December 31,
                                                                                           --------------------------
                                                                                             2012          2011
                                                                                             --------      --------
                                                                                             (In millions)
Balance, at January 1,.................................................................... $    316      $    330
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously impaired.       38            33
 Additional impairments -- credit loss OTTI recognized on securities previously impaired..       45            68
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
  impaired as credit loss OTTI............................................................     (95)          (82)
 Securities impaired to net present value of expected future cash flows...................     (17)          (24)
 Increases in cash flows -- accretion of previous credit loss OTTI........................      (2)           (9)
                                                                                             --------      --------
Balance, at December 31,.................................................................. $    285      $    316
                                                                                             ========      ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Related Party Investment Transactions

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   Years Ended December 31,
                                                   ------------------------
                                                   2012     2011     2010
                                                    -----   ------  ------
                                                      (In millions)
          Estimated fair value of invested assets
            transferred to affiliates............. $   4   $  170   $  444
          Amortized cost of invested assets
            transferred to affiliates............. $   4   $  164   $  431
          Net investment gains (losses)
            recognized on transfers............... $  --   $    6   $   13
          Estimated fair value of invested assets
            transferred from affiliates........... $  --   $  132   $  582

  The Company purchased from MetLife Bank, an affiliate, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

  The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2012 and 2011. At December 31, 2011, the loans were outstanding with Exeter, an affiliate. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016,
$150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due
December 16, 2021. Net investment income from these loans was $93 million, $69 million and $59 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2012 and 2011. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $158 million, $164 million and $107 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of $4 million, $3 million and $16 million for the years ended December 31, 2012, 2011 and 2010, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

  The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments

  The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

  Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

  The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

  To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  To a lesser extent the Company uses currency options in non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Equity Derivatives

  To a lesser extent, the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                    December 31,
                                                            -------------------------------------------------------------
                                                                         2012                           2011
                                                            ------------------------------- -----------------------------
                                                                       Estimated Fair Value          Estimated Fair Value
                                                             Notional  -------------------- Notional --------------------
                           Primary Underlying Risk Exposure   Amount    Assets  Liabilities  Amount   Assets  Liabilities
-                          -------------------------------- ---------- -------- ----------- -------- -------- -----------
                                                                                    (In millions)
Derivatives
Designated as Hedging
Instruments
Fair value hedges:
  Interest rate swaps.....       Interest rate............. $    4,824 $  1,893  $     79   $  4,259 $  1,849  $     86
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      3,064      332        71      2,622      312        79
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................         7,888    2,225       150      6,881    2,161       165
                                                            ---------- --------  --------   -------- --------  --------
Cash flow hedges:
  Interest rate swaps.....       Interest rate.............      2,984      606        --      2,875      852        --
  Interest rate forwards..       Interest rate.............        265       58        --        345       81        --
  Foreign currency swaps..       Foreign currency
                                 exchange rate.............      7,595      198       246      5,135      314       160
  Credit forwards.........       Credit....................         --       --        --         20        4        --
                                                            ---------- --------  --------   -------- --------  --------
   Subtotal.............................................        10,844      862       246      8,375    1,251       160
                                                            ---------- --------  --------   -------- --------  --------
    Total qualifying hedges............................         18,732    3,087       396     15,256    3,412       325
                                                            ---------- --------  --------   -------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging
Instruments
Interest rate swaps.......       Interest rate.............     41,008    1,978       854     28,935    1,908       866
Interest rate floors......       Interest rate.............     33,870      737       493     13,290      789        14
Interest rate caps........       Interest rate.............     40,434       63        --     38,532       83        --
Interest rate futures.....       Interest rate.............      2,476       --        10      2,675        6         2
Interest rate options.....       Interest rate.............      4,862      336         2      4,624      326        --
Interest rate forwards....       Interest rate.............         --       --        --        500       --        14
Synthetic GICs............       Interest rate.............      4,162       --        --      4,454       --        --
Foreign currency swaps....       Foreign currency
                                 exchange rate.............      6,411      137       532      5,392      241       410
Foreign currency forwards.       Foreign currency
                                 exchange rate.............      2,131       16        26      2,014       81        --
Currency options..........       Foreign currency
                                 exchange rate.............        129        1        --         --       --        --
Credit default swaps......       Credit....................      7,693       62        19      7,765       90        81
Equity options............       Equity market.............        630        1        --        135       --        --
                                                            ---------- --------  --------   -------- --------  --------
   Total non-designated or non-qualifying
    derivatives.........................................       143,806    3,331     1,936    108,316    3,524     1,387
                                                            ---------- --------  --------   -------- --------  --------
   Total................................................    $  162,538 $  6,418  $  2,332   $123,572 $  6,936  $  1,712
                                                            ========== ========  ========   ======== ========  ========

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
       Derivatives and hedging gains (losses)
        (1).................................... $   77 $  2,040 $    353
       Embedded derivatives....................    598    (462)    (619)
                                                ------ -------- --------
        Total net derivative gains (losses).... $  675 $  1,578 $  (266)
                                                ====== ======== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents earned income on derivatives for the:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2012     2011    2010
                                                   ------  ------  ------
                                                     (In millions)
         Qualifying hedges:
           Net investment income................. $  108   $   96  $   82
           Interest credited to policyholder
            account balances.....................    146      173     196
         Non-qualifying hedges:
           Net investment income.................    (6)      (8)     (4)
           Net derivative gains (losses).........    314      179      53
                                                  ------   ------  ------
            Total................................ $  562   $  440  $  327
                                                  ======   ======  ======

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                     Net          Net
                                                  Derivative   Investment
                                                Gains (Losses) Income (1)
                                                -------------- ----------
                                                      (In millions)
       For the Year Ended December 31, 2012:
       Interest rate derivatives...............   $    (83)     $    --
       Foreign currency exchange rate
         derivatives...........................       (252)          --
       Credit derivatives......................          33        (15)
       Equity derivatives......................          --        (12)
                                                -------------- ----------
         Total.................................   $   (302)     $  (27)
                                                ============== ==========
       For the Year Ended December 31, 2011:
       Interest rate derivatives...............   $   1,679     $    --
       Foreign currency exchange rate
         derivatives...........................         103          --
       Credit derivatives......................          13           5
       Equity derivatives......................          --        (14)
                                                -------------- ----------
         Total.................................   $   1,795     $   (9)
                                                -------------- ==========
       For the Year Ended December 31, 2010:
       Interest rate derivatives...............   $     149     $    --
       Foreign currency exchange rate
         derivatives...........................         106          --
       Credit derivatives......................          28         (2)
       Equity derivatives......................          13        (17)
                                                -------------- ----------
         Total.................................   $     296     $  (19)
                                                ============== ==========

--------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value      Hedged Items in Fair Value        Recognized    Recognized for Net Derivative
Hedging Relationships            Hedging Relationships         for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $         2   $         (3)    $      (1)
                           Policyholder liabilities (1).......          (72)              89            17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           (1)               1            --
                           Foreign-denominated PABs (2).......            32            (41)           (9)
                                                                 -----------   -------------    ----------
  Total.....................................................     $       (39)  $          46    $        7
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $      (18)   $          18    $       --
                           Policyholder liabilities (1).......         1,019           (994)            25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................             1               3             4
                           Foreign-denominated PABs (2).......            28            (55)          (27)
                                                                 -----------   -------------    ----------
  Total.....................................................     $     1,030   $     (1,028)    $        2
                                                                 ===========   =============    ==========
For the Year Ended December 31, 2010:
Interest rate swaps:       Fixed maturity securities..........   $      (13)   $          15    $        2
                           Policyholder liabilities (1).......           153           (150)             3
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            13            (13)            --
                           Foreign-denominated PABs (2).......            47            (34)            13
                                                                 -----------   -------------    ----------
  Total.....................................................     $       200   $       (182)    $       18
                                                                 ===========   =============    ==========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

probable of occurring within two months of the anticipated date, the Company reclassified $1 million, $3 million and $9 million from AOCI into net derivative gains (losses) for the years ended December 31, 2012, 2011 and 2010, respectively, related to such discontinued cash flow hedges.

  At December 31, 2012 and 2011, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed eight years and nine years, respectively.

  At December 31, 2012 and 2011, the balance in AOCI associated with cash flow hedges was $1.1 billion and $1.3 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                           Amount of Gains (Losses)       Amount and Location of Gains           Amount and Location
                           Deferred in Accumulated         (Losses) Reclassified from             of Gains (Losses)
Derivatives in Cash Flow  Other Comprehensive Income     Accumulated Other Comprehensive     Recognized in Income (Loss)
Hedging Relationships       (Loss) on Derivatives       Income (Loss) into Income (Loss)           on Derivatives
------------------------  -------------------------- --------------------------------------- ---------------------------
                             (Effective Portion)               (Effective Portion)              (Ineffective Portion)
                          -------------------------- --------------------------------------- ---------------------------
                                                     Net Derivative Net Investment  Other          Net Derivative
                                                     Gains (Losses)     Income     Expenses        Gains (Losses)
                                                     -------------- -------------- --------- ---------------------------
                                                                  (In millions)
For the Year Ended December 31, 2012:
Interest rate swaps......   $                 (55)     $        3     $        4   $      --    $                   1
Interest rate forwards...                      (1)             --              2          --                       --
Foreign currency swaps...                    (187)            (7)            (5)          --                      (5)
Credit forwards..........                       --             --              1          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                (243)     $      (4)     $        2   $      --    $                 (4)
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2011:
Interest rate swaps......   $                  919     $       --     $        1   $      --    $                   1
Interest rate forwards...                      128             22              2          --                        2
Foreign currency swaps...                      166              7            (5)          --                        1
Credit forwards..........                       18              1             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                1,231     $       30     $      (2)   $      --    $                   4
                          ========================== ============== ============== ========= ===========================
For the Year Ended December 31, 2010:
Interest rate swaps......   $                   90     $       --     $       --   $       1    $                   3
Interest rate forwards...                     (35)             10              3          --                      (1)
Foreign currency swaps...                       74           (56)            (6)          --                       --
Credit forwards..........                        5             --             --          --                       --
                          -------------------------- -------------- -------------- --------- ---------------------------
  Total..................   $                  134     $     (46)     $      (3)   $       1    $                   2
                          ========================== ============== ============== ========= ===========================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2012, ($4) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.2 billion and $5.4 billion at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012 and 2011, the Company would have received $50 million and paid $29 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2012                                   2011
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................  $      7            573           2.5  $      3   $        488           3.1
   Credit default swaps referencing
     indices............................        31          2,064           2.1       (1)          2,150           3.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................        38          2,637           2.2         2          2,638           3.0
                                         ---------- --------------              ---------- --------------
   Baa
   Single name credit default swaps
     (corporate)........................         4            835           3.2      (10)            750           3.6
   Credit default swaps referencing
     indices............................         6          2,469           4.9      (19)          1,959           4.9
                                         ---------- --------------              ---------- --------------
    Subtotal............................        10          3,304           4.5      (29)          2,709           4.5
                                         ---------- --------------              ---------- --------------
   Ba
   Single name credit default swaps
     (corporate)........................        --             25           2.7        --             25           3.5
   Credit default swaps referencing
     indices............................        --             --            --        --             --            --
                                         ---------- --------------              ---------- --------------
    Subtotal............................        --             25           2.7        --             25           3.5
                                         ---------- --------------              ---------- --------------
   B
   Single name credit default swaps
     (corporate)........................        --             --            --        --             --            --
   Credit default swaps referencing
     indices............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Subtotal.............................         2            264           4.9       (2)             25           4.8
                                         ---------- --------------              ---------- --------------
   Total................................  $     50   $      6,230           3.5  $   (29)   $      5,397           3.8
                                         ========== ==============              ========== ==============

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.2 billion and $5.4 billion from the table above were $120 million and $80 million at December 31, 2012 and 2011, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at December 31, 2012. Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and ($1) million in fair value at December 31, 2011.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $3.4 billion and $4.4 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012 and 2011, the Company had received collateral consisting of various securities with a fair market value of $1.2 billion and $768 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                            Estimated Fair Value of    Fair Value of Incremental Collateral
                                                              Collateral Provided:                Provided Upon:
                                                          ---------------------------- ------------------------------------
                                                                                                      Downgrade in the
                                                                                       One Notch  Company's Credit Rating
                                                                                       Downgrade  to a Level that Triggers
                                         Estimated                                      in the         Full Overnight
                                       Fair Value of                                   Company's    Collateralization or
                                     Derivatives in Net   Fixed Maturity                Credit          Termination
                                   Liability Position (1) Securities (2)   Cash (3)     Rating   of the Derivative Position
                                   ---------------------- -------------- ------------- --------- --------------------------
                                                                         (In millions)
December 31, 2012:
Derivatives subject to credit-
  contingent provisions...........      $        263         $    261       $    --     $    --       $             1
Derivatives not subject to credit-
  contingent provisions...........                --               --             1          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        263         $    261       $     1     $    --       $             1
                                   ====================== ============== ============= ========= ==========================
December 31, 2011:
Derivatives subject to credit-
  contingent provisions...........      $        151         $     94       $    --     $    25       $            64
Derivatives not subject to credit-
  contingent provisions...........                --               --            --          --                    --
                                   ---------------------- -------------- ------------- --------- --------------------------
 Total............................      $        151         $     94       $    --     $    25       $            64
                                   ====================== ============== ============= ========= ==========================

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2012 and 2011, the Company provided cash collateral for exchange-traded futures of $35 million and $37 million, respectively, which is included in premiums, reinsurance and other receivables.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                             December 31,
                                                                                           -----------------
                                                              Balance Sheet Location         2012     2011
                                                          -------------------------------- -------- --------
                                                                                             (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and other receivables..................... $  1,362 $  1,163
  Options embedded in debt or equity
   securities............................................ Investments.....................     (55)     (15)
                                                                                           -------- --------
   Net embedded derivatives within
     asset host contracts................................                                  $  1,307 $  1,148
                                                                                           ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs............................ $   (92) $    307
  Funds withheld on ceded reinsurance.................... Other liabilities...............    1,563    1,646
  Other.................................................. PABs............................       16       17
                                                                                           -------- --------
   Net embedded derivatives within
     liability host contracts............................                                  $  1,487 $  1,970
                                                                                           ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                Years Ended December 31,
                                                ------------------------
                                                 2012    2011     2010
                                                ------ -------- --------
                                                     (In millions)
        Net derivative gains (losses) (1), (2). $  598 $  (462) $  (619)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were ($71) million, $88 million and ($43) million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $122 million, ($219) million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                      Level 1  Unadjusted quoted prices in active
                               markets for identical assets or
                               liabilities. The Company defines
                               active markets based on average
                               trading volume for equity securities.
                               The size of the bid/ask spread is
                               used as an indicator of market
                               activity for fixed maturity
                               securities.

                      Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                      Level 3  Unobservable inputs that are
                               supported by little or no market
                               activity and are significant to the
                               determination of estimated fair value
                               of the assets or liabilities.
                               Unobservable inputs reflect the
                               reporting entity's own assumptions
                               about the assumptions that market
                               participants would use in pricing the
                               asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           December 31, 2012
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                               Level 1   Level 2  Level 3    Fair Value
                                                              --------- --------- -------- ---------------
                                                                          (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $      -- $  61,540 $  5,460   $      67,000
  U.S. Treasury and agency...................................    17,653    14,927       71          32,651
  Foreign corporate..........................................        --    27,180    3,054          30,234
  RMBS.......................................................        --    23,323    1,702          25,025
  CMBS.......................................................        --     9,384      402           9,786
  ABS........................................................        --     6,202    1,923           8,125
  State and political subdivision............................        --     6,720       --           6,720
  Foreign government.........................................        --     3,853      282           4,135
                                                              --------- --------- -------- ---------------
    Total fixed maturity securities..........................    17,653   153,129   12,894         183,676
                                                              --------- --------- -------- ---------------
Equity securities:
  Common stock...............................................       189       792       60           1,041
  Non-redeemable preferred stock.............................        --       177      281             458
                                                              --------- --------- -------- ---------------
    Total equity securities..................................       189       969      341           1,499
                                                              --------- --------- -------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         7       646        6             659
  FVO general account securities.............................        --        26       26              52
  FVO securities held by CSEs................................        --        41       --              41
                                                              --------- --------- -------- ---------------
    Total trading and FVO securities.........................         7       713       32             752
                                                              --------- --------- -------- ---------------
Short-term investments (1)...................................     2,565     3,936      252           6,753
Derivative assets: (2)
  Interest rate..............................................        --     5,613       58           5,671
  Foreign currency exchange rate.............................        --       646       38             684
  Credit.....................................................        --        29       33              62
  Equity market..............................................        --         1       --               1
                                                              --------- --------- -------- ---------------
    Total derivative assets..................................        --     6,289      129           6,418
                                                              --------- --------- -------- ---------------
Net embedded derivatives within asset host contracts (3).....        --        --    1,362           1,362
Separate account assets (4)..................................    24,237    95,794      940         120,971
                                                              --------- --------- -------- ---------------
     Total assets............................................ $  44,651 $ 260,830 $ 15,950   $     321,431
                                                              ========= ========= ======== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $      10 $   1,428 $     --   $       1,438
  Foreign currency exchange rate.............................        --       874        1             875
  Credit.....................................................        --        19       --              19
  Equity market..............................................        --        --       --              --
                                                              --------- --------- -------- ---------------
    Total derivative liabilities.............................        10     2,321        1           2,332
                                                              --------- --------- -------- ---------------
Net embedded derivatives within liability host contracts (3).        --        16    1,471           1,487
Long-term debt of CSEs.......................................        --        --       44              44
Trading liabilities (5)......................................       163        --       --             163
                                                              --------- --------- -------- ---------------
     Total liabilities....................................... $     173 $   2,337 $  1,516   $       4,026
                                                              ========= ========= ======== ===============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                                             December 31, 2011
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   56,777 $    4,919   $   61,696
  U.S. Treasury and agency...................................     11,450     14,369         25       25,844
  Foreign corporate..........................................         --     26,888      2,258       29,146
  RMBS.......................................................         --     25,028        691       25,719
  CMBS.......................................................         --      8,886        219        9,105
  ABS........................................................         --      5,440      1,146        6,586
  State and political subdivision............................         --      6,182         --        6,182
  Foreign government.........................................         --      3,609        291        3,900
                                                              ---------- ---------- ---------- ---------------
    Total fixed maturity securities..........................     11,450    147,179      9,549      168,178
                                                              ---------- ---------- ---------- ---------------
Equity securities:
  Common stock...............................................         79        673        104          856
  Non-redeemable preferred stock.............................         --        129        293          422
                                                              ---------- ---------- ---------- ---------------
    Total equity securities..................................         79        802        397        1,278
                                                              ---------- ---------- ---------- ---------------
Trading and FVO securities:
  Actively Traded Securities.................................         --        473         --          473
  FVO general account securities.............................         --         93         14          107
  FVO securities held by CSEs................................         --        117         --          117
                                                              ---------- ---------- ---------- ---------------
    Total trading and FVO securities.........................         --        683         14          697
                                                              ---------- ---------- ---------- ---------------
Short-term investments (1)...................................      1,641      4,364        134        6,139
Derivative assets: (2)
  Interest rate..............................................          6      5,807         81        5,894
  Foreign currency exchange rate.............................         --        892         56          948
  Credit.....................................................         --         71         23           94
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative assets..................................          6      6,770        160        6,936
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within asset host contracts (3).....         --         --      1,163        1,163
Separate account assets (4)..................................     22,445     83,151      1,082      106,678
                                                              ---------- ---------- ---------- ---------------
     Total assets............................................ $   35,621 $  242,949 $   12,499   $  291,069
                                                              ========== ========== ========== ===============
Liabilities:
Derivative liabilities: (2)
  Interest rate.............................................. $        2 $      966 $       14   $      982
  Foreign currency exchange rate.............................         --        649         --          649
  Credit.....................................................         --         59         22           81
  Equity market..............................................         --         --         --           --
                                                              ---------- ---------- ---------- ---------------
    Total derivative liabilities.............................          2      1,674         36        1,712
                                                              ---------- ---------- ---------- ---------------
Net embedded derivatives within liability host contracts (3).         --         17      1,953        1,970
Long-term debt of CSEs.......................................         --         --        116          116
Trading liabilities (5)......................................        124          3         --          127
                                                              ---------- ---------- ---------- ---------------
     Total liabilities....................................... $      126 $    1,694 $    2,105   $    3,925
                                                              ========== ========== ========== ===============

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2012, fixed maturity securities and equity securities included embedded derivatives of $0 and ($55) million, respectively. At December 31, 2011, fixed maturity securities and equity securities included embedded derivatives of less than $1 million and ($15) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.5% of the total estimated fair value of fixed maturity securities and 7% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

Securities, Short-term Investments, Long-term Debt of CSEs and Trading
Liabilities

  When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The estimated fair value of FVO securities held by CSEs, long-term debt of CSEs and trading liabilities is determined on a basis consistent with the methodologies described herein for securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and FVO securities.

  Level 2 Valuation Techniques and Key Inputs

    This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  U.S. corporate and foreign corporate securities

    These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  U.S. Treasury and agency securities

    These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Common and non-redeemable preferred stock

    These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Level 3 Valuation Techniques and Key Inputs:

  In general, fixed maturity securities and equity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

  Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

  U.S. corporate and foreign corporate securities

    These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

  Structured securities comprised of RMBS, CMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

  Foreign government securities

    These securities are principally valued using the market approach. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

  Common and non-redeemable preferred stock

    These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "--Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Separate account assets within this level also include other limited partnership interests. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

Derivatives

    The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

    The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

    Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

     Equity market

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


    Level 3 Valuation Techniques and Key Inputs:

     These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Interest rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Foreign currency exchange rate

       Non-option-based. -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, cross currency basis curves and currency correlation.

     Credit

       Non-option-based. -- Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt of CSEs and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Embedded Derivatives Within Asset and Liability Host Contracts

    Level 3 Valuation Techniques and Key Inputs:

     Direct Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance Ceded on Certain Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

     Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

       These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity securities and separate account assets resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.


                                            Valuation Techniques        Significant Unobservable Inputs        Range
                                       --------------------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         (50) -     500
                                                                        Illiquidity premium (1)               30  -      30
                                                                        Spreads from below investment
                                                                          grade curves (1)                  (144) -     779
                                                                        Offered quotes (2)                    --  -     178
                                       Market pricing                   Quoted prices (2)                 (1,416) -     830
                                       Consensus pricing                Offered quotes (2)                    35  -     105
                                       --------------------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                     9  -   2,980
                                       Market pricing                   Quoted prices (2)                     13  -     100
                                       Consensus pricing                Offered quotes (2)                    28  -     100
                                       --------------------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    35  -   4,750
                                       Market pricing                   Quoted prices (2)                    100  -     104
                                       --------------------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                    --  -   1,829
                                       Market pricing                   Quoted prices (2)                     40  -     102
                                       Consensus pricing                Offered quotes (2)                    --  -     111
                                       --------------------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                   111  -     111
                                       Market pricing                   Quoted prices (2)                     77  -     101
                                       Consensus pricing                Offered quotes (2)                    82  -     158
                                       --------------------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)                       186  -     332
                                       --------------------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)                       647  -     795
                                                                        Currency correlation                  43% -      57%
                                       --------------------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)                   100  -     100
                                       Consensus pricing                Offered quotes (3)
                                       --------------------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40                        0% -    0.10%
                                                                            Ages 41 - 60                    0.05% -    0.64%
                                                                            Ages 61 - 115                   0.32% -     100%
                                                                        Lapse rates:
                                                                            Durations 1 - 10                0.50% -     100%
                                                                            Durations 11 - 20                  3% -     100%
                                                                            Durations 21 - 116                 3% -     100%
                                                                        Utilization rates (4)                 20% -      50%
                                                                        Withdrawal rates                    0.07% -      10%
                                                                        Long-term equity volatilities      17.40% -      25%
                                                                        Nonperformance risk spread          0.10% -    0.67%
                                       --------------------------------------------------------------------------------------

                                                                                                          Weighted
                                            Valuation Techniques        Significant Unobservable Inputs   Average
                                       ---------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate  Matrix pricing                   Delta spread adjustments (1)         84
                                                                        Illiquidity premium (1)
                                                                        Spreads from below investment
                                                                          grade curves (1)                  205
                                                                        Offered quotes (2)
                                       Market pricing                   Quoted prices (2)                   138
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 RMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  541
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 CMBS                                  Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  486
                                       Market pricing                   Quoted prices (2)                   102
                                       ---------------------------------------------------------------------------

 ABS                                   Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  105
                                       Market pricing                   Quoted prices (2)                    99
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

 Foreign government                    Matrix pricing and discounted    Spreads from below investment
                                         cash flow                        grade curves (1)                  111
                                       Market pricing                   Quoted prices (2)                    87
                                       Consensus pricing                Offered quotes (2)
                                       ---------------------------------------------------------------------------

Derivatives:
 Interest rate                         Present value techniques         Swap yield (1)
                                       ---------------------------------------------------------------------------

 Foreign currency exchange rate        Present value techniques         Swap yield (1)
                                                                        Currency correlation
                                       ---------------------------------------------------------------------------

 Credit                                Present value techniques         Credit spreads (1)
                                       Consensus pricing                Offered quotes (3)
                                       ---------------------------------------------------------------------------
Embedded derivatives:
 Direct and ceded guaranteed minimum   Option pricing techniques        Mortality rates:
 benefits                                                                   Ages 0 - 40
                                                                            Ages 41 - 60
                                                                            Ages 61 - 115
                                                                        Lapse rates:
                                                                            Durations 1 - 10
                                                                            Durations 11 - 20
                                                                            Durations 21 - 116
                                                                        Utilization rates (4)
                                                                        Withdrawal rates
                                                                        Long-term equity volatilities
                                                                        Nonperformance risk spread
                                       ---------------------------------------------------------------------------

(1)For this unobservable input, range and weighted average are presented in basis points.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)At December 31, 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(4)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The long-term debt of CSEs is valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements" and Note 11.

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

  Interest rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes.

  Foreign currency exchange rate derivatives

    Significant increases (decreases) in the unobservable portion of the swap yield curve in isolation will result in substantial valuation changes. Increases (decreases) in currency correlation in isolation will increase (decrease) the significance of the change in valuations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit derivatives

    Credit derivatives with significant unobservable inputs are primarily comprised of credit default swaps written by the Company. Significant credit spread widening in isolation will result in substantially higher adverse valuations, while significant spread tightening will result in substantially lower adverse valuations. Significant increases (decreases) in offered quotes in isolation will result in substantially higher (lower) valuations.

  Direct and ceded guaranteed minimum benefits

    For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2012:
Balance, January 1,...................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146       $  --     $  291
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        7       --           6        27     --        1          --          5
   Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)          --        (5)
   Net derivative gains (losses).........       --       --          --        --     --       --          --         --
 Other comprehensive income (loss).......      173       --         142       220    (3)      (3)          --         19
Purchases (3)............................    1,282       47       1,213       892    268      953          --          2
Sales (3)................................    (848)      (1)       (489)     (242)  (167)    (157)          --       (55)
Issuances (3)............................       --       --          --        --     --       --          --         --
Settlements (3)..........................       --       --          --        --     --       --          --         --
Transfers into Level 3 (4)...............      559       --          99       131    104        4          --         25
Transfers out of Level 3 (4).............    (630)       --       (123)      (12)   (12)     (20)          --         --
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
Balance, December 31,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923       $  --     $  282
                                          ========= ========== ========= ======== ====== ======== =========== ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
   Net investment income................. $      4    $  --    $      5  $     27 $   -- $      1       $  --     $    5
   Net investment gains (losses)......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --       $  --     $   --
   Net derivative gains (losses)......... $     --    $  --    $     --  $     -- $   -- $     --       $  --     $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                   Equity Securities:    Trading and FVO Securities:
                                                   --------------------- ------------------------
                                                               Non-                         FVO
                                                            redeemable    Actively        General                  Separate
                                                   Common   Preferred      Traded         Account    Short-term    Account
                                                   Stock      Stock      Securities      Securities  Investments  Assets (6)
                                                   ------   ----------   ----------      ----------  -----------  ----------
                                                                           (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $  104     $  293       $  --           $  14       $  134      $  1,082
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................     --         --          --              12           --            --
  Net investment gains (losses)...................      7        (1)          --              --           --            84
  Net derivative gains (losses)...................     --         --          --              --           --            --
 Other comprehensive income (loss)................    (7)         16          --              --         (19)            --
Purchases (3).....................................     10          5           6              --          246           171
Sales (3).........................................   (24)       (32)          --              --        (106)         (379)
Issuances (3).....................................     --         --          --              --           --             2
Settlements (3)...................................     --         --          --              --           --           (1)
Transfers into Level 3 (4)........................      1         --          --              --            5            24
Transfers out of Level 3 (4)......................   (31)         --          --              --          (8)          (43)
                                                   ------   ----------   ----------      ----------  -----------  ----------
Balance, December 31,............................. $   60     $  281       $   6           $  26       $  252      $    940
                                                   ======   ==========   ==========      ==========  ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $   --     $   --       $  --           $  12       $   --      $     --
  Net investment gains (losses)................... $  (4)     $   --       $  --           $  --       $   --      $     --
  Net derivative gains (losses)................... $   --     $   --       $  --           $  --       $   --      $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                           Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange             Equity      Embedded       Long-term
                                                     Rate       Rate     Credit    Market   Derivatives (8)  Debt of CSEs
                                                   ---------  --------  --------  --------  ---------------  ------------
                                                                             (In millions)
Year Ended December 31, 2012:
Balance, January 1,............................... $      67  $     56  $      1  $     --    $     (790)    $     (116)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        --        --        --        --             --             --
  Net investment gains (losses)...................        --        --        --        --             --            (7)
  Net derivative gains (losses)...................        17      (19)        38        --            629             --
 Other comprehensive income (loss)................       (1)        --        --        --             --             --
Purchases (3).....................................        --        --        --        --             --             --
Sales (3).........................................        --        --        --        --             --             --
Issuances (3).....................................        --        --       (3)        --             --             --
Settlements (3)...................................      (25)        --       (3)        --             52             79
Transfers into Level 3 (4)........................        --        --        --        --             --             --
Transfers out of Level 3 (4)......................        --        --        --        --             --             --
                                                   ---------  --------  --------  --------  ---------------  ------------
Balance, December 31,............................. $      58  $     37  $     33  $     --    $     (109)    $      (44)
                                                   =========  ========  ========  ========  ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $      --  $     --  $     --  $     --    $        --    $        --
  Net investment gains (losses)................... $      --  $     --  $     --  $     --    $        --    $       (7)
  Net derivative gains (losses)................... $      --  $   (19)  $     36  $     --    $       636    $        --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------------------
                                                             Fixed Maturity Securities:
                               --------------------------------------------------------------------------------------
                                             U.S.                                               State and
                                 U.S.      Treasury   Foreign                                   Political   Foreign
                               Corporate  and Agency Corporate     RMBS      CMBS      ABS     Subdivision Government
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
                                                                   (In millions)
Year Ended December 31, 2011:
Balance, January 1,........... $    5,063    $    44 $    2,796 $    1,985 $    161 $    1,514     $     1   $    171
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......          4         --          7         10       --          2          --          6
  Net investment gains
   (losses)...................       (15)         --         16       (10)      (1)       (12)          --         --
  Net derivative gains
   (losses)...................         --         --         --         --       --         --          --         --
 Other comprehensive income
  (loss)......................        258          2       (24)       (52)       28         42          --         17
Purchases (3).................        789         --        915         78      106        670          --        118
Sales (3).....................      (653)        (1)    (1,129)      (127)     (86)      (370)          --       (21)
Issuances (3).................         --         --         --         --       --         --          --         --
Settlements (3)...............         --         --         --         --       --         --          --         --
Transfers into Level 3 (4)....        122         --        155         --       11         11          --         --
Transfers out of Level 3 (4)..      (649)       (20)      (478)    (1,193)       --      (711)         (1)         --
                               ---------- ---------- ---------- ---------- -------- ---------- ----------- ----------
Balance, December 31,......... $    4,919    $    25 $    2,258 $      691 $    219 $    1,146     $    --   $    291
                               ========== ========== ========== ========== ======== ========== =========== ==========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income....... $        4    $    -- $        5 $       11 $     -- $        2     $    --   $      5
  Net investment gains
   (losses)................... $     (27)    $    -- $     (22) $     (10) $     -- $      (9)     $    --   $     --
  Net derivative gains
   (losses)................... $       --    $    -- $       -- $       -- $     -- $       --     $    --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
                                                   ---------------------- -------------------------
                                                                 Non-                       FVO
                                                              redeemable   Actively       General                   Separate
                                                    Common    Preferred     Traded        Account     Short-term    Account
                                                    Stock       Stock     Securities     Securities   Investments  Assets (6)
                                                    --------  ----------  ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2011:
Balance, January 1,............................... $     79    $    633    $    10        $    50      $    379    $    1,509
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --         --            (6)             1            --
  Net investment gains (losses)...................       11        (45)         --             --           (1)           101
  Net derivative gains (losses)...................       --          --         --             --            --            --
 Other comprehensive income (loss)................       11           1         --             --            --            --
Purchases (3).....................................       22           2         --             --           134           188
Sales (3).........................................     (20)       (298)        (8)           (30)         (379)         (482)
Issuances (3).....................................       --          --         --             --            --            --
Settlements (3)...................................       --          --         --             --            --            --
Transfers into Level 3 (4)........................        1          --         --             --            --            18
Transfers out of Level 3 (4)......................       --          --        (2)             --            --         (252)
                                                   --------   ----------  ----------     ----------   -----------  ----------
Balance, December 31,............................. $    104    $    293    $    --        $    14      $    134    $    1,082
                                                   ========   ==========  ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
 Net investment income............................ $     --    $     --    $    --        $   (6)      $      1    $       --
 Net investment gains (losses).................... $    (6)    $   (16)    $    --        $    --      $    (1)    $       --
 Net derivative gains (losses).................... $     --    $     --    $    --        $    --      $     --    $       --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                         Net Derivatives: (7)
                                                   ----------------------------------------
                                                              Foreign
                                                              Currency                            Net
                                                   Interest   Exchange            Equity       Embedded       Long-term
                                                     Rate       Rate     Credit   Market    Derivatives (8)  Debt of CSEs
                                                   --------   --------   ------   -------   ---------------  ------------
                                                                           (In millions)
Year Ended December 31, 2011:
Balance, January 1,...............................  $  (23)     $   46    $  33   $    --         $   (382)     $   (184)
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --         --       --        --                --            --
  Net investment gains (losses)...................       --         --       --        --                --           (8)
  Net derivative gains (losses)...................      (7)         10     (33)        --             (458)            --
 Other comprehensive income (loss)................      130         --       14        --                --            --
Purchases (3).....................................       --         --       --        --                --            --
Sales (3).........................................       --         --       --        --                --            --
Issuances (3).....................................       --         --      (2)        --                --            --
Settlements (3)...................................     (33)         --     (11)        --                50            76
Transfers into Level 3 (4)........................       --         --       --        --                --            --
Transfers out of Level 3 (4)......................       --         --       --        --                --            --
                                                   --------   --------   ------   -------   ---------------  ------------
Balance, December 31,.............................  $    67     $   56    $   1   $    --         $   (790)     $   (116)
                                                   ========   ========   ======   =======   ===============  ============
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --     $   --    $  --   $    --         $      --     $      --
  Net investment gains (losses)...................  $    --     $   --    $  --   $    --         $      --     $     (8)
  Net derivative gains (losses)...................                                                              $      --
                                                    $  (13)     $   10    $(32)   $    --         $   (454)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   ---------------------------------------------------------------------------
                                                                           Fixed Maturity Securities:
                                                   ---------------------------------------------------------------------------
                                                                U.S.                                     State and
                                                     U.S.     Treasury   Foreign                         Political   Foreign
                                                   Corporate and Agency Corporate   RMBS   CMBS   ABS   Subdivision Government
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
                                                                                  (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $  4,674    $    --  $  3,456 $  2,290 $  87 $  958    $     20   $    249
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................        17         --       (1)       63     2      5          --          5
  Net investment gains (losses)...................      (10)         --      (32)     (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)...................        --         --        --       --    --     --          --         --
 Other comprehensive income (loss)................       184         --       179      234    50    113          --         16
Purchases, sales, issuances and settlements (3)...     (400)         22     (709)    (420)  (21)    581           2         15
Transfers into Level 3 (4)........................       751         22       351       57    45     29          --         --
Transfers out of Level 3 (4)......................     (153)         --     (448)    (192)    --  (139)        (21)      (113)
                                                   --------- ---------- --------- -------- ----- ------ ----------- ----------
Balance, December 31,.............................  $  5,063    $    44  $  2,796 $  1,985 $ 161 $1,514    $      1   $    171
                                                   ========= ========== ========= ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $      8    $    --  $    (2) $     62 $   1 $    5    $     --   $      5
  Net investment gains (losses)...................  $   (32)    $    --  $   (43) $   (26) $ (2) $ (23)    $     --   $     --
  Net derivative gains (losses)...................  $     --    $    --  $     -- $     -- $  -- $   --    $     --   $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------------
                                                   Equity Securities:     Trading and FVO Securities:
-                                                  ---------------------- -------------------------
                                                                Non-                        FVO
                                                             redeemable    Actively       General                   Separate
                                                   Common    Preferred      Traded        Account     Short-term    Account
                                                   Stock       Stock      Securities     Securities   Investments  Assets (6)
                                                   -------   ----------   ----------     ----------   -----------  ----------
                                                                            (In millions)
Year Ended December 31, 2010:
Balance, January 1,............................... $    64    $     793    $      32      $      51    $        8    $  1,583
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................      --           --           --             10             1          --
  Net investment gains (losses)...................     (1)           30           --             --            --         142
  Net derivative gains (losses)...................      --           --           --             --            --          --
 Other comprehensive income (loss)................      --            2           --             --            --          --
Purchases, sales, issuances and settlements (3)...      16        (192)         (22)           (30)           370        (31)
Transfers into Level 3 (4)........................       1           --           --             37            --          46
Transfers out of Level 3 (4)......................     (1)           --           --           (18)            --       (231)
                                                   -------   ----------   ----------     ----------   -----------  ----------
Balance, December 31,............................. $    79    $     633    $      10      $      50    $      379    $  1,509
                                                   =======   ==========   ==========     ==========   ===========  ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $    --    $      --    $      --      $      13    $        1    $     --
  Net investment gains (losses)................... $   (2)    $     (3)    $      --      $      --    $       --    $     --
  Net derivative gains (losses)................... $    --    $      --    $      --      $      --    $       --    $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                        Net Derivatives: (7)
                                                   ----------------------------------------
                                                               Foreign
                                                               Currency                           Net         Long-term
                                                   Interest    Exchange            Equity      Embedded        Debt of
                                                     Rate        Rate     Credit   Market   Derivatives (8)   CSEs (9)
                                                   --------    --------   ------   ------   ---------------   ----------
                                                                         (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $    --    $     53    $  37   $    2     $         166   $       --
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)......................
  Net investment income...........................       --          --       --       --                --           --
  Net investment gains (losses)...................       --          --       --       --                --           48
  Net derivative gains (losses)...................       23          28        2      (2)             (588)           --
 Other comprehensive income (loss)................     (36)          --        1       --                --           --
Purchases, sales, issuances and settlements (3)...     (10)        (35)      (7)       --                40        (232)
Transfers into Level 3 (4)........................       --          --       --       --                --           --
Transfers out of Level 3 (4)......................       --          --       --       --                --           --
                                                   --------    --------   ------   ------   ---------------   ----------
Balance, December 31,.............................  $  (23)    $     46    $  33   $   --     $       (382)   $    (184)
                                                   ========    ========   ======   ======   ===============   ==========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $    --    $     --    $  --   $   --     $          --   $       --
  Net investment gains (losses)...................  $    --    $     --    $  --   $   --     $          --   $       48
  Net derivative gains (losses)...................  $    23    $     21    $   3   $  (2)     $       (584)   $       --

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

   respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9)The long-term debt of the CSEs consolidated as of January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

 Fair Value Option

  The following table presents information for long-term debt held by CSEs, which are accounted for under the FVO, and were initially measured at fair value.

                                                                             December 31,
                                                                           ----------------
                                                                             2012     2011
-                                                                          ------- --------
                                                                            (In millions)
Contractual principal balance............................................. $    60 $    138
Difference between estimated fair value and contractual principal balance.    (16)     (22)
                                                                           ------- --------
 Carrying value at estimated fair value (1)............................... $    44 $    116
                                                                           ======= ========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                                      Years Ended December 31,
                                -------------------------------------------------------------------------------------------
                                              2012                              2011                              2010
                                --------------------------------- --------------------------------- -----------------------
                                 Carrying    Carrying              Carrying    Carrying              Carrying    Carrying
                                   Value       Value                 Value       Value                 Value       Value
                                 Prior to      After     Gains     Prior to      After     Gains     Prior to      After
                                Measurement Measurement (Losses)  Measurement Measurement (Losses)  Measurement Measurement
                                ----------- ----------- --------- ----------- ----------- --------- ----------- -----------
                                                                            (In millions)
Mortgage loans, net (1)........  $    377    $    361   $    (16)  $    168    $    143   $    (25)  $    176    $    160
Other limited partnership
 interests (2).................  $     78    $     48   $    (30)  $     11    $      8   $     (3)  $      3    $      1
Real estate joint ventures (3).  $     12    $      8   $     (4)  $     --    $     --   $      --  $      8    $      3
Goodwill (4)...................  $     10    $     --   $    (10)  $     --    $     --   $      --  $     --    $     --

                                ----------

                                ----------


                                 Gains
                                (Losses)
                                ---------

Mortgage loans, net (1)........ $    (16)
Other limited partnership
 interests (2)................. $     (2)
Real estate joint ventures (3). $     (5)
Goodwill (4)................... $      --

--------

(1)The carrying value after measurement has been adjusted for the excess of the carrying value prior to measurement over the estimated fair value. Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(3)These investments were accounted for using the cost method. Estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2012 and 2011 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

   The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                   December 31, 2012
                                             --------------------------------------------------------------
                                                                  Fair Value Hierarchy
                                             --------------------------------------------------------------
                                              Carrying                                         Total Estimated
                                               Value        Level 1     Level 2     Level 3      Fair Value
                                             ---------- ----------- ----------- -----------    ---------------
                                                                     (In millions)
Assets:
Mortgage loans, net......................... $   44,657 $        -- $        -- $    47,365      $    47,365
Policy loans................................ $    8,364 $        -- $       793 $     9,470      $    10,263
Real estate joint ventures.................. $       52 $        -- $        -- $        68      $        68
Other limited partnership interests......... $    1,048 $        -- $        -- $     1,161      $     1,161
Other invested assets....................... $    2,014 $        93 $     1,885 $       152      $     2,130
Premiums, reinsurance and other
 receivables................................ $   14,172 $        -- $        37 $    15,129      $    15,166
Liabilities:
PABs........................................ $   71,611 $        -- $        -- $    75,189      $    75,189
Long-term debt.............................. $    2,276 $        -- $     2,713 $        --      $     2,713
Other liabilities........................... $   19,865 $        -- $       171 $    20,488      $    20,659
Separate account liabilities................ $   51,985 $        -- $    51,985 $        --      $    51,985
Commitments: (1)
Mortgage loan commitments................... $       -- $        -- $        -- $        10      $        10
Commitments to fund bank credit facilities,
 bridge loans and private corporate bond
 investments................................ $       -- $        -- $        13 $        --      $        13

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                                          December 31, 2011
                                                                                     ---------------------------
                                                                                         Carrying      Estimated
                                                                                        Value       Fair Value
                                                                                     ------------- -------------
                                                                                            (In millions)
Assets:
Mortgage loans, net................................................................. $      43,880 $      46,013
Policy loans........................................................................ $       8,314 $      10,279
Real estate joint ventures.......................................................... $          59 $          73
Other limited partnership interests................................................. $       1,207 $       1,517
Other invested assets............................................................... $       1,996 $       2,032
Premiums, reinsurance and other receivables......................................... $      18,127 $      19,276
Liabilities:
PABs................................................................................ $      65,606 $      68,360
Long-term debt...................................................................... $       2,106 $       2,408
Other liabilities................................................................... $      23,963 $      24,637
Separate account liabilities........................................................ $      45,467 $      45,467
Commitments: (1)
Mortgage loan commitments........................................................... $          -- $           3
Commitments to fund bank credit facilities, bridge loans and private corporate bond
 investments........................................................................ $          -- $          38

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 17 for additional information on these off-balance sheet obligations.

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Real Estate Joint Ventures and Other Limited Partnership Interests

  The amounts disclosed in the preceding tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

  PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Capital leases, which are not required to be disclosed at estimated fair value, are excluded from the preceding tables.

  Other Liabilities

  Other liabilities consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain ceded and assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

 Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, such as the Retail Annuities and Life & Other reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit. The estimated fair values of the Retail Annuities and Life & Other reporting units are particularly sensitive to equity market levels.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  A discontinued cash flow valuation was performed for the Retail Annuities reporting unit that resulted in a fair value of the reporting unit less than the carrying value, indicating a potential for goodwill impairment. The growing concern regarding an extended period of low interest rates was reflected in the fair value estimate, particularly on the returns a market buyer would assume on the fixed income portion of separate account annuity products. While performing the Step 2 analysis, which compares the implied fair value of goodwill with the carrying value of that goodwill in the reporting unit to calculate the amount of goodwill impairment, the Company considered similar analysis performed on the Retail Annuities reporting unit of its parent company, MetLife, Inc., and determined that all of the recorded goodwill associated with the Company's Retail Annuities reporting unit was not recoverable. A non-cash charge of $10 million, which had no impact on income taxes, was recorded for the impairment of the entire goodwill balance in other expenses in the consolidated statements of operations for the year ended December 31, 2012.

  In addition, the Company performed its annual goodwill impairment tests of its other reporting units and concluded that the fair values of all such reporting units were in excess of their carrying values and, therefore, their goodwill was not impaired.

  As discussed in Note 2, during 2012, the Company reorganized its business. In connection with this reorganization, $105 million of goodwill at December 31, 2009 was reallocated to the Retail segment and Group,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Voluntary & Worksite Benefits segment in the amounts of $37 million and $68 million, respectively. The reorganization had no impact on goodwill for the Corporate Benefit Funding segment and Corporate & Other. There were no acquisitions, dispositions or impairments of goodwill for both the years ended December 31, 2011 and 2010. Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other   Total
                              --------- ----------- --------- --------- --------
                                                (In millions)
Balance at December 31, 2011
Goodwill..................... $      37   $    68    $     2   $     4  $    111
Accumulated impairment.......        --        --         --        --        --
                              ---------   -------    -------   -------  --------
 Total goodwill, net......... $      37   $    68    $     2   $     4  $    111

Impairments.................. $    (10)   $    --    $    --   $    --  $   (10)

Balance at December 31, 2012
Goodwill.....................        37        68          2         4       111
Accumulated impairment.......      (10)        --         --        --      (10)
                              ---------   -------    -------   -------  --------
Total goodwill, net.......... $      27   $    68    $     2   $     4  $    101
                              =========   =======    =======   =======  ========

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2012     2011
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.52%   2014 - 2037 $  1,099 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      700      700
Mortgage loans -- affiliated... 2.17% - 7.26%  5.40%   2015 - 2020      306      307
Senior notes -- affiliated (2). 1.03% - 3.09%  2.23%   2021 - 2022       80       --
Other notes.................... 0.22% - 8.00%  1.72%   2016 - 2027       91       --
Capital lease obligations......                                          25       26
                                                                   -------- --------
Total long-term debt (3).......                                       2,301    2,132
Total short-term debt..........                                         100      101
                                                                   -------- --------
 Total.........................                                    $  2,401 $  2,233
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2012.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)Excludes $44 million and $116 million at December 31, 2012 and 2011, respectively, of long-term debt relating to CSEs. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2012 for the next five years and thereafter are $1 million in 2013, $220 million in 2014, $502 million in 2015, $5 million in 2016, $5 million in 2017 and $1.6 billion thereafter.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2012.

 Surplus Notes -- Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a
$775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

  In December 2010, Metropolitan Life Insurance Company repaid in cash a
$300 million surplus note issued to MetLife, Inc. with an original maturity of 2011. The early redemption was approved by the Superintendent.

  In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A., an affiliate, maturing in 2015 with an interest rate of 3.0%.

 Capital Notes -- Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

 Mortgage Loans -- Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

 Short-term Debt

  Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2012, 2011 and 2010, the weighted average interest rate on short-term debt was 0.17%, 0.16% and 0.21%, respectively. During the years ended December 31, 2012, 2011 and 2010, the average daily balance of short-term debt was $119 million, $102 million and $311 million, respectively, and the average days outstanding was 40 days, 44 days and 29 days, respectively.

 Interest Expense

  Interest expense related to the Company's indebtedness included in other expenses was $148 million, $185 million and $202 million for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts include
$89 million, $125 million and $143 million of interest expense related to affiliated debt for the years ended December 31, 2012, 2011 and 2010, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See Note 8.

 Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2012. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Credit Facilities

  The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $3 million, $6 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2012 was as follows:

                                                                       Letter of
                                                                        Credit                 Unused
Borrower(s)                                  Expiration     Capacity Issuances (1) Drawdowns Commitments
---------------------------------------- ------------------ -------- ------------- --------- -----------
                                                                           (In millions)
MetLife, Inc. and MetLife Funding, Inc.. September 2017 (2) $  1,000   $    365     $    --   $    635
MetLife, Inc. and MetLife Funding, Inc.. August 2016           3,000      2,203          --        797
                                                            --------   --------     -------   --------
 Total..................................                    $  4,000   $  2,568     $    --   $  1,432
                                                            ========   ========     =======   ========

--------

(1)MetLife, Inc. and MetLife Funding, Inc. are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2012 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs will be amortized over the remaining term of the amended and restated credit facility.

  Committed Facility

  The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $3 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively, and are included in other expenses. Information on the committed facility at December 31, 2012 was as follows:

                                                                 Letter of
                                                                  Credit                 Unused
Account Party/Borrower(s)                   Expiration Capacity  Issuances   Drawdowns Commitments
------------------------------------------- ---------- -------- ---------    --------- -----------
                                                                (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500  $    490 (1)  $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2012, 2011 and 2010, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

  The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

  The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

  Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

  The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2012, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 24,715,318. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

  Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2012, 2011 and 2010, 76%, 70% and 79%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

  Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

  Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

  The components of compensation expense related to stock-based compensation were as follows:

                                         Years Ended December 31,
                                         -------------------------
                                           2012     2011    2010
                                         -------- -------- -------
                                               (In millions)
             Stock Options.............. $     52 $     48 $    39
             Performance Shares (1).....       53       37      19
             Restricted Stock Units.....       22       15       9
                                         -------- -------- -------
             Total compensation expense. $    127 $    100 $    67
                                         ======== ======== =======
             Income tax benefit......... $     44 $     35 $    23
                                         ======== ======== =======

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

  At December 31, 2012, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 84%, 66% and 83%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2012
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        56        1.74
             Performance Shares.....  $        52        1.65
             Restricted Stock Units.  $        28        1.73

 Equity Awards

  Stock Options

  Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

  A summary of the activity related to Stock Options for the year ended December 31, 2012 was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2012.......................  34,713,526     $    40.22       5.35         $      --
Granted..............................................   6,247,050     $    37.91
Exercised............................................ (3,817,301)     $    28.44
Expired.............................................. (1,017,994)     $    47.35
Forfeited............................................   (972,210)     $    40.23
                                                      ------------
Outstanding at December 31, 2012.....................  35,153,071     $    40.89       5.50         $      51
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2012...............................................  34,684,396     $    40.94       5.41         $      51
                                                      ============ ================ =========== =============
Exercisable at December 31, 2012.....................  24,530,711     $    41.36        4.16        $      50
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2012 of $32.94 and December 30, 2011 of $31.18, as applicable.

  The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of Shares; risk-free rate of return; expected dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

  The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

  Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

  The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

  The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2012        2011        2010
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.95%       1.65%       2.11%
Risk-free rate of return................................. 0.21%-4.17% 0.29%-5.51% 0.35%-5.88%
Expected volatility......................................   35.59%      32.64%      34.41%
Exercise multiple........................................    1.58        1.69        1.75
Post-vesting termination rate............................    3.14%       3.36%       3.64%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $37.91      $45.16      $35.06
Weighted average fair value of stock options granted.....   $11.33      $14.27      $11.29

  MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          ------------------------
                                                            2012    2011    2010
-                                                         -------- ------- -------
                                                               (In millions)
Total intrinsic value of stock options exercised......... $     29 $    41 $    22
Cash received from exercise of stock options............. $    109 $    88 $    52
Income tax benefit realized from stock options exercised. $     10 $    13 $     8

 Performance Shares

  Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The performance factor was 1.13 for the January 1, 2009 -- December 31, 2011 performance period.

 Restricted Stock Units

  Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

  The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The following table presents a summary of Performance Share and Restricted Stock Unit activity for the year ended December 31, 2012:

                                              Performance Shares        Restricted Stock Units
                                         ---------------------------- --------------------------
                                                     Weighted Average           Weighted Average
                                                        Grant Date                 Grant Date
                                           Shares       Fair Value      Units      Fair Value
                                         ----------- ---------------- --------- ----------------
Outstanding at January 1, 2012..........   5,024,094    $    31.50    1,562,849    $    34.74
Granted.................................   2,042,133    $    35.38      971,304    $    35.39
Forfeited...............................   (452,590)    $    37.36    (171,475)    $    37.62
Payable (1)............................. (1,791,609)    $    20.71    (282,530)    $    21.88
                                         -----------                  ---------
Outstanding at December 31, 2012........   4,822,028    $    36.93    2,080,148    $    36.55
                                         =========== ================ ========= ================
Expected to vest at a future date as of
  December 31, 2012.....................   4,817,941    $    36.98    2,080,148    $    36.55
                                         =========== ================ ========= ================

--------

(1)Includes both Shares paid and Shares deferred for later payment.

  Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2012, the three year performance period for the 2010 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,347,025 outstanding Performance Shares to which the 2010-2012 performance factor will be applied. The factor will be determined in the second quarter of 2013.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for Metropolitan Life Insurance Company and each of its insurance subsidiaries was in excess of four times Company Action RBC for all periods presented.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $1.3 billion, $2.0 billion and $2.1 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $14.3 billion and $13.5 billion at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $79 million, $63 million and $33 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $539 million and $529 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $19 million, $128 million and $64 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $873 million and $825 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, Metropolitan Life Insurance Company paid a dividend of $1.0 billion. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. Based on amounts at December 31, 2012, Metropolitan Life Insurance Company could pay a stockholder dividend in 2013 of $1.4 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned funds (surplus) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2012, 2011 and 2010, NELICO paid a dividend of $46 million, $107 million and $84 million, respectively. Based on amounts at December 31, 2012, NELICO could pay a stockholder dividend in 2013 of $77 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. During the year ended December 31, 2010, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million. Based on amounts at December 31, 2012, GALIC could pay a stockholder dividend in 2013 of $86 million without prior approval of the Missouri Director.

  For the years ended December 31, 2012, 2011 and 2010, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $87 million, $518 million and $248 million, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                        Years Ended December 31,
                                                                                    --------------------------------
                                                                                       2012       2011       2010
                                                                                    ---------- ---------- ----------
                                                                                             (In millions)
Holding gains (losses) on investments arising during the year...................... $    4,825 $    9,190 $    7,350
Income tax effect of holding gains (losses)........................................    (1,688)    (3,219)    (2,568)
Reclassification adjustments for recognized holding (gains) losses included in
 current year income...............................................................        120       (45)      (545)
Income tax effect of reclassification adjustments..................................       (42)         16        190
Allocation of holding (gains) losses on investments relating to other policyholder
 amounts...........................................................................    (2,684)    (5,375)    (2,153)
Income tax effect of allocation of holding (gains) losses to other policyholder
 amounts...........................................................................        940      1,883        752
                                                                                    ---------- ---------- ----------
Net unrealized investment gains (losses), net of income tax........................      1,471      2,450      3,026
Foreign currency translation adjustments, net of income tax expense (benefit)
 of ($11) million, $3 million and ($13) million....................................       (19)          3       (16)
Defined benefit plans adjustment, net of income tax expense (benefit)
 of ($268) million, ($249) million and $63 million.................................      (498)      (422)         98
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss), net of income tax...............................        954      2,031      3,108
Other comprehensive income (loss) attributable to noncontrolling interests.........         --         --        (6)
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company, excluding cumulative effect of change in accounting principle............        954      2,031      3,102
Cumulative effect of change in accounting principle, net of income tax expense
 (benefit) of $0, $0 and $6 million (see Note 1)...................................         --         --         10
                                                                                    ---------- ---------- ----------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
 Company........................................................................... $      954 $    2,031 $    3,112
                                                                                    ========== ========== ==========

14. Other Expenses

  Information on other expenses was as follows:

                                                              Years Ended December 31,
                                                            ----------------------------
                                                              2012      2011      2010
                                                            --------  --------  --------
                                                                    (In millions)
Compensation............................................... $  2,426  $  2,260  $  2,230
Pension, postretirement and postemployment benefit costs...      285       330       331
Commissions................................................      769       724       651
Volume-related costs.......................................      241       196       173
Affiliated interest costs on ceded and assumed reinsurance.    1,209     1,393     1,386
Capitalization of DAC......................................     (632)     (724)     (640)
Amortization of DAC and VOBA...............................      991       875       809
Interest expense on debt and debt issuance costs...........      152       194       217
Premium taxes, licenses and fees...........................      294       302       288
Professional services......................................      946       832       743
Rent, net of sublease income...............................      123       129       147
Other......................................................     (410)      (40)      (53)
                                                            --------  --------  --------
  Total other expenses..................................... $  6,394  $  6,471  $  6,282
                                                            ========  ========  ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


Capitalization of DAC and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 18 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges, primarily related to severance, which were allocated to the Company were as follows:

                                                                      Year Ended December 31, 2012
                                                                    ------------------------------
                                                                            (In millions)
Balance at January 1,..............................................   $                       --
Restructuring charges..............................................                          119
Cash payments......................................................                         (97)
                                                                    ------------------------------
Balance at December 31,............................................   $                       22
                                                                    ==============================
Total restructuring charges incurred since inception of initiative.   $                      119
                                                                    ==============================

  Management anticipates further restructuring charges including severance, lease and asset impairments, through the year ending December 31, 2014. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2012, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Obligations and Funded Status

                                                                                    Other
                                                              Pension          Postretirement
                                                           Benefits (1)           Benefits
                                                       --------------------- -------------------
                                                                     December 31,
                                                       -----------------------------------------
                                                          2012       2011       2012      2011
                                                       ---------- ---------- ---------- --------
                                                                     (In millions)
Change in benefit obligations:
Benefit obligations at January 1,..................... $    7,867 $    6,690 $    2,106 $  1,819
 Service costs........................................        197        165         36       16
 Interest costs.......................................        384        384        103      107
 Plan participants' contributions.....................         --         --         29       28
 Net actuarial (gains) losses.........................        944        897        261      269
 Plan amendments, change in benefits, and other (2)...         --        128         --       --
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Benefit obligations at December 31,...................      8,937      7,867      2,402    2,106
                                                       ---------- ---------- ---------- --------
Change in plan assets:
Fair value of plan assets at January 1,...............      6,699      5,976      1,240    1,184
 Actual return on plan assets.........................        695        787        105       81
 Plan amendments, change in benefits, and other (2)...         --        110         --       --
 Plan participants' contributions.....................         --         --         29       28
 Employer contributions...............................        451        223         79       80
 Net transfer in (out) of controlled group............         --       (12)         --       --
 Benefits paid........................................      (455)      (385)      (133)    (133)
                                                       ---------- ---------- ---------- --------
Fair value of plan assets at December 31,.............      7,390      6,699      1,320    1,240
                                                       ---------- ---------- ---------- --------
 Over (under) funded status at December 31,........... $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Amounts recognized in the consolidated balance sheets
  consist of:
 Other assets......................................... $       -- $       -- $       -- $     --
 Other liabilities....................................    (1,547)    (1,168)    (1,082)    (866)
                                                       ---------- ---------- ---------- --------
   Net amount recognized.............................. $  (1,547) $  (1,168) $  (1,082) $  (866)
                                                       ========== ========== ========== ========
Accumulated other comprehensive (income) loss:
 Net actuarial (gains) losses......................... $    2,918 $    2,403 $      796 $    621
 Prior service costs (credit).........................         23         29       (74)    (179)
                                                       ---------- ---------- ---------- --------
   Accumulated other comprehensive (income) loss,
     before income tax................................ $    2,941 $    2,432 $      722 $    442
                                                       ========== ========== ========== ========
Accumulated Benefit Obligation........................ $    8,381 $    7,438        N/A      N/A
                                                       ========== ==========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.1 billion and $997 million at December 31, 2012 and 2011, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2012     2011
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,282 $  1,129
               Accumulated benefit obligations. $  1,127 $  1,011
               Fair value of plan assets....... $    123 $    110

  Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2012     2011     2012     2011
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  8,937 $  7,867 $  2,402 $  2,106
       Fair value of plan assets..... $  7,390 $  6,699 $  1,320 $  1,240

 Net Periodic Benefit Costs

  Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service cost (credit).

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

  . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

  . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

  . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

     eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

  . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

  . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

  . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

  The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                     Pension Benefits     Other Postretirement Benefits
                                                  ----------------------- -----------------------------
                                                             Years Ended December 31,
                                                  -----------------------------------------------------
                                                   2012    2011    2010    2012       2011      2010
                                                  ------- ------- -------  -------    -------   ------
                                                                  (In millions)
Net Periodic Benefit Costs:
 Service costs................................... $   190 $   165 $   150 $    30    $    16   $   17
 Interest costs..................................     374     384     375      95        107      111
 Settlement and curtailment costs................      --      --       8      --         --       --
 Expected return on plan assets..................   (448)   (423)   (422)    (75)       (76)     (79)
 Amortization of net actuarial (gains) losses....     182     189     192      52         42       38
 Amortization of prior service costs (credit)....       6       3       6    (95)      (108)     (83)
                                                  ------- ------- -------  -------    -------   ------
   Total net periodic benefit costs (credit).....     304     318     309       7       (19)        4
                                                  ------- ------- -------  -------    -------   ------
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other
  Comprehensive Income (Loss):
 Net actuarial (gains) losses....................     705     532      24     232        264       49
 Prior service costs (credit)....................      --      18      --      --         --     (81)
 Amortization of net actuarial gains (losses)....   (189)   (189)   (192)    (57)       (42)     (38)
 Amortization of prior service (costs) credit....     (6)     (3)     (6)     104        108       83
                                                  ------- ------- -------  -------    -------   ------
   Total recognized in other comprehensive
     income (loss)...............................     510     358   (174)     279        330       13
                                                  ------- ------- -------  -------    -------   ------
     Total recognized in net periodic benefit
       costs and other comprehensive income
       (loss).................................... $   814 $   676 $   135 $   286    $   311   $   17
                                                  ======= ======= =======  =======    =======   ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  For the year ended December 31, 2012, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of $510 million and other postretirement benefits of $279 million for an aggregate reduction in OCI of $789 million before income tax and $512 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $216 million and $6 million, and $73 million and ($75) million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                      December 31, 2010
                                                                    -------------------
                                                                       (In millions)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,.............................................   $          247
 Service costs.....................................................                3
 Interest costs....................................................               16
 Net actuarial (gains) losses......................................            (255)
 Expected prescription drug subsidy................................             (11)
                                                                      --------------
 Balance at December 31,...........................................   $           --
                                                                      ==============

                                                                   Year Ended
                                                                 December 31, 2010
                                                               -------------------
                                                                  (In millions)
Reduction in net periodic other postretirement benefit costs:
 Service costs................................................   $            3
 Interest costs...............................................               16
 Amortization of net actuarial (gains) losses.................               10
                                                                 --------------
   Total reduction in net periodic benefit costs..............   $           29
                                                                 ==============

  The Company did not receive subsidies for the year ended December 31, 2012. The Company received subsidies of $3 million and $8 million for the years ended December 31, 2011 and 2010, respectively.

Assumptions

  Assumptions used in determining benefit obligations were as follows:

                                              Pension Benefits     Other Postretirement Benefits
                                           ----------------------  ----------------------------
                                                      December 31,
                                           ----------------------------------------------------
                                              2012        2011     2012           2011
                                           ----------  ----------  ----           ----
  Weighted average discount rate..........    4.20%       4.95%    4.20%          4.95%
  Rate of compensation increase........... 3.50%-7.50% 3.50%-7.50%  N/A            N/A

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Assumptions used in determining net periodic benefit costs were as follows:

                                            Pension Benefits           Other Postretirement Benefits
                                   ----------------------------------- -----------------------------
                                                       December 31,
                                   ----------------------------------------------------------------
                                      2012        2011        2010     2012      2011      2010
                                   ----------- ----------- -----------   -----   ----      ----
Weighted average discount rate....    4.95%       5.80%       6.25%    4.95%     5.80%     6.25%
Weighted average expected rate of
  return onplan assets............    7.00%       7.25%       8.00%    6.26%     7.25%     7.20%
Rate of compensation increase..... 3.50%-7.50% 3.50%-7.50% 3.50%-7.50%  N/A       N/A       N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2013 is currently anticipated to be 6.25% for pension benefits and 5.75% for other postretirement benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                      December 31,
                       --------------------------------------------------------------------------
                                        2012                                 2011
                       -------------------------------------- -----------------------------------
                       7.8% in 2013, gradually                7.3% in 2012, gradually
                       decreasing each year until 2094        decreasing each year until 2083
                       reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.3%.
Pre-and Post-Medicare  Pre-Medicare and 4.6% for
  eligible claims..... Post-Medicare.

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2012:

                                                                        One Percent  One Percent
                                                                         Increase     Decrease
                                                                       ------------ ------------
                                                                             (In millions)
Effect on total of service and interest costs components..............  $       17  $       (14)
Effect of accumulated postretirement benefit obligations..............  $      309  $      (252)

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Plan Assets

  The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

                 Level 1 This category includes investments in fixed maturity securities, equity securities, derivative assets, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.
                 Level 2  This category includes certain
                          separate accounts that are primarily
                          invested in liquid and readily
                          marketable securities. The estimated
                          fair value of such separate account
                          is based upon reported NAV provided
                          by fund managers and this value
                          represents the amount at which
                          transfers into and out of the
                          respective separate account are
                          effected. These separate accounts
                          provide reasonable levels of price
                          transparency and can be corroborated
                          through observable market data.

                          Certain separate accounts are
                          invested in investment partnerships
                          designated as hedge funds. The values
                          for these separate accounts is
                          determined monthly based on the NAV
                          of the underlying hedge fund
                          investment. Additionally, such hedge
                          funds generally contain lock out or
                          other waiting period provisions for
                          redemption requests to be filled.
                          While the reporting and redemption
                          restrictions may limit the frequency
                          of trading activity in separate
                          accounts invested in hedge funds, the
                          reported NAV, and thus the referenced
                          value of the separate account,
                          provides a reasonable level of price
                          transparency that can be corroborated
                          through observable market data.

                          Directly held investments are
                          primarily invested in U.S. and
                          foreign government and corporate
                          securities.
                 Level 3  This category includes separate
                          accounts that are invested in fixed
                          maturity securities, equity
                          securities, derivative assets and
                          other investments that provide little
                          or no price transparency due to the
                          infrequency with which the underlying
                          assets trade and generally require
                          additional time to liquidate in an
                          orderly manner. Accordingly, the
                          values for separate accounts invested
                          in these alternative asset classes
                          are based on inputs that cannot be
                          readily derived from or corroborated
                          by observable market data.

  The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

  The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2012 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2012     2011     Target   2012     2011
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      69%      61%      70%      63%      62%
Equity securities (2).............................     12%      21%      24%      30%      37%      37%
Alternative securities (3)........................     13%      10%      15%       0%      --%       1%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                      Postretirement Life
                                                   -------------------------
                                                            Actual Allocation
                                                            ----------------
                                                     Target    2012     2011
                                                   -------- --------  -------
Asset Class:
Fixed maturity securities (1).....................      0%      -- %      --%
Equity securities (2).............................      0%      -- %      --%
Alternative securities (3)........................    100%      100%     100%
                                                            --------  -------
 Total assets.....................................              100%     100%
                                                            ========  =======

----------

(1)Fixed maturity securities include ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds. Certain prior year amounts have been reclassified from alternative securities into fixed maturity securities to conform to the current year presentation.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2012
                             ------------------------------------------------------------------------
                                      Pension Benefits              Other Postretirement Benefits
                             -----------------------------------  ------------------------------------
                             Fair Value Measurements at           Fair Value Measurements at
                               Reporting Date Using                Reporting Date Using
                             -------------------------            --------------------------
                                                          Total                                Total
                                                        Estimated                            Estimated
                                                          Fair                                 Fair
                             Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                             --------  -------- ------- --------- -------  -------  -------  ---------
                                                         (In millions)
Assets:
Fixed maturity securities:
  Corporate................. $     --  $  2,119 $   18  $  2,137  $   --   $  165    $  4    $    169
  U.S. government bonds.....    1,082       150     --     1,232     175        3      --         178
  Foreign bonds.............       --       714      7       721      --       51      --          51
  Federal agencies..........        1       314     --       315      --       26      --          26
  Municipals................       --       242     --       242      --       70       1          71
  Other (1).................       --       460      7       467      --       55       3          58
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total fixed maturity
     securities.............    1,083     3,999     32     5,114     175      370       8         553
                             --------  -------- ------  --------  ------   ------    ----    --------
Equity securities:
  Common stock - domestic...    1,024        36    129     1,189     249        1      --         250
  Common stock - foreign....      339        --     --       339      83       --      --          83
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total equity securities..    1,363        36    129     1,528     332        1      --         333
                             --------  -------- ------  --------  ------   ------    ----    --------
Other investments...........       --       110    419       529      --       --      --          --
Short-term investments......       --       200     --       200      --      432      --         432
Money market securities.....        2         9     --        11       1       --      --           1
Derivative assets...........       --         7      1         8      --        1      --           1
                             --------  -------- ------  --------  ------   ------    ----    --------
   Total assets............. $  2,448  $  4,361 $  581  $  7,390  $  508   $  804    $  8    $  1,320
                             ========  ======== ======  ========  ======   ======    ====    ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


                                                                   December 31, 2011
                                         ------------------------------------------------------------------------
                                                  Pension Benefits              Other Postretirement Benefits
-                                        -----------------------------------  ------------------------------------
                                         Fair Value Measurements at           Fair Value Measurements at
                                           Reporting Date Using                Reporting Date Using
-                                        -------------------------            --------------------------
                                                                      Total                                Total
                                                                    Estimated                            Estimated
                                                                      Fair                                 Fair
                                         Level 1   Level 2  Level 3   Value   Level 1  Level 2  Level 3    Value
                                         --------  -------- ------- --------- -------  -------  -------  ---------
                                                                     (In millions)
Assets:
Fixed maturity securities:
  Corporate............................. $     --  $  1,820 $   30  $  1,850  $   --   $  139    $   4   $    143
  U.S. government bonds.................      949       176     --     1,125     160        1       --        161
  Foreign bonds.........................       --       200      5       205      --       13       --         13
  Federal agencies......................        1       270     --       271      --       29       --         29
  Municipals............................       --       174     --       174      --       59        1         60
  Other (1).............................       --       445      2       447      --       84        5         89
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total fixed maturity securities......      950     3,085     37     4,072     160      325       10        495
                                         --------  -------- ------  --------  ------   ------    -----   --------
Equity securities:
  Common stock - domestic...............    1,082        36    194     1,312     240        2       --        242
  Common stock - foreign................      271        --     --       271      55       --       --         55
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total equity securities..............    1,353        36    194     1,583     295        2       --        297
                                         --------  -------- ------  --------  ------   ------    -----   --------
Other investments.......................       --        65    501       566      --       --       --         --
Short-term investments..................        4       378     --       382       6      435       --        441
Money market securities.................        2        --     --         2      --        1       --          1
Derivative assets.......................       28         9      4        41      --       --        1          1
Other receivables.......................       --        45     --        45      --        4       --          4
Securities receivable...................       --         8     --         8      --        1       --          1
                                         --------  -------- ------  --------  ------   ------    -----   --------
   Total assets......................... $  2,337  $  3,626 $  736  $  6,699  $  461   $  768    $  11   $  1,240
                                         ========  ======== ======  ========  ======   ======    =====   ========

----------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations, and ABS. The prior year amounts have been reclassified into fixed maturity securities to conform to the current year presentation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance, January 1,.  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
Realized gains
 (losses)...........       --       --       --       (25)          52          4         --        --        (2)         2
Unrealized gains
 (losses)...........      (1)        8        1          9        (38)        (6)         --        --          2       (2)
Purchases, sales,
 issuances and
 settlements, net...     (11)      (6)        4       (49)        (96)        (1)         --        --        (2)       (1)
Transfers into
 and/or out of
 Level 3............       --       --       --         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    18  $     7  $     7   $    129    $    419    $     1    $     4   $     1    $     3   $    --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance, January 1,.  $    45  $     4  $     2   $    228    $    446    $   (1)    $     4   $     1    $     6   $    --
Realized gains
 (losses)...........       --       --      (1)       (57)          80          1         --        --        (1)        --
Unrealized gains
 (losses)...........      (3)      (2)        1        110          42          6         --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...     (13)        3      (1)       (87)        (67)        (2)         --        --        (1)        --
Transfers into
 and/or out of
 Level 3............        1       --        1         --          --         --         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance,
 December 31,.......  $    30  $     5  $     2   $    194    $    501    $     4    $     4   $     1    $     5   $     1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock-       Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended
 December 31, 2010:
Balance, January 1,.   $  64    $   5   $    66   $    229    $    354    $    --    $    --   $    --     $   9
Realized gains
 (losses)...........      --       --      (11)         --          74          2         --        --       (4)
Unrealized gains
 (losses)...........       7        1        13        (2)         (4)        (2)          1        --         1
Purchases, sales,
 issuances and
 settlements, net...    (17)      (2)      (67)          1          22        (1)         --        --       (1)
Transfers into
 and/or out of
 Level 3............     (9)       --         1         --          --         --          3         1         1
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance,
 December 31,.......   $  45    $   4   $     2   $    228    $    446    $   (1)    $     4   $     1     $   6
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

----------

(1)Other includes ABS and collateralized mortgage obligations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Expected Future Contributions and Benefit Payments

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2013. The Company expects to make discretionary contributions to the qualified pension plan of $202 million in 2013. For information on employer contributions, see "--Obligations and Funded Status."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $61 million to fund the benefit payments in 2013.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $78 million towards benefit obligations in 2013 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                     Other
                                                      Pension    Postretirement
                                                      Benefits      Benefits
                                                    ------------ --------------
                                                           (In millions)
 2013.............................................. $        422   $      113
 2014.............................................. $        457   $      116
 2015.............................................. $        452   $      118
 2016.............................................. $        468   $      119
 2017.............................................. $        493   $      120
 2018-2022......................................... $      2,705   $      617

 Additional Information

  As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $54 million, $47 million and $46 million for the years ended December 31, 2012, 2011 and 2010, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $867 million, $885 million and $767 million for the years ended December 31, 2012, 2011 and 2010, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $83 million, $73 million and $72 million for the years ended December 31, 2012, 2011 and 2010, respectively.

16. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                       2012     2011    2010
  -                                                  -------- -------- ------
                                                          (In millions)
  Current:
   Federal.......................................... $    675 $    551 $  304
   State and local..................................        2        2      4
   Foreign..........................................      176      116     46
                                                     -------- -------- ------
     Subtotal.......................................      853      669    354
                                                     -------- -------- ------
  Deferred:
   Federal..........................................      346      769    346
   Foreign..........................................    (144)       22     69
                                                     -------- -------- ------
     Subtotal.......................................      202      791    415
                                                     -------- -------- ------
       Provision for income tax expense (benefit)... $  1,055 $  1,460 $  769
                                                     ======== ======== ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                Years Ended December 31,
                                                ------------------------
                                                  2012     2011    2010
                                                -------- -------- ------
                                                     (In millions)
       Tax provision at U.S. statutory rate.... $  1,294 $  1,660 $  878
       Tax effect of:
         Tax-exempt investment income..........    (118)    (102)  (100)
         State and local income tax............        2        3      1
         Prior year tax........................       10       10     48
         Tax credits...........................    (160)    (119)   (72)
         Foreign tax rate differential.........        3        2    (2)
         Change in valuation allowance.........       13       --     13
         Other, net............................       11        6      3
                                                -------- -------- ------
          Provision for income tax expense
            (benefit).......................... $  1,055 $  1,460 $  769
                                                ======== ======== ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                 December 31,
                                                             ---------------------
                                                                2012       2011
                                                             ---------- ----------
                                                                 (In millions)
Deferred income tax assets:
  Policyholder liabilities and receivables.................. $    2,495 $    2,558
  Net operating loss carryforwards..........................         35         26
  Employee benefits.........................................      1,075        840
  Capital loss carryforwards................................         17         11
  Tax credit carryforwards..................................        372        249
  Litigation-related and government mandated................        175        200
  Other.....................................................        198         94
                                                             ---------- ----------
   Total gross deferred income tax assets...................      4,367      3,978
  Less: Valuation allowance.................................         52         38
                                                             ---------- ----------
   Total net deferred income tax assets.....................      4,315      3,940
                                                             ---------- ----------
Deferred income tax liabilities:
  Investments, including derivatives........................      2,283      1,754
  DAC.......................................................      1,629      1,876
  Net unrealized investment gains...........................      3,412      2,617
  Other.....................................................         27         17
                                                             ---------- ----------
   Total deferred income tax liabilities....................      7,351      6,264
                                                             ---------- ----------
   Net deferred income tax asset (liability)................ $  (3,036) $  (2,324)
                                                             ========== ==========

  The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2012:

                                               Net Operating Loss                 Capital Loss
                                                  Carryforwards                   Carryforwards
                                         ------------------------------- -------------------------------
                                            Amount        Expiration        Amount        Expiration
                                         ------------- ----------------- ------------- -----------------
                                         (In millions)                   (In millions)
Domestic................................   $      30   Beginning in 2018   $      --   N/A
Foreign.................................   $      70   Beginning in 2027   $      50   Beginning in 2014

  Tax credit carryforwards of $372 million at December 31, 2012 will expire beginning in 2021.

  The Company has recorded a valuation allowance increase related to tax benefits of $7 million related to certain state and foreign net operating loss carryforwards and an increase of $7 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2013.

  The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2012     2011     2010
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    525 $    499 $    592
Additions for tax positions of prior years...............................       27       26        2
Reductions for tax positions of prior years..............................      (5)       --     (54)
Additions for tax positions of current year..............................       --        1        2
Reductions for tax positions of current year.............................       --      (1)      (1)
Settlements with tax authorities.........................................     (15)       --     (31)
Lapses of statutes of limitations........................................       --       --     (11)
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    525 $    499
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    466 $    459 $    432
                                                                          ======== ======== ========

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                             Years Ended December 31,
                                                             ----------------------
                                                              2012     2011    2010
                                                             ------   ------- -------
                                                                 (In millions)
Interest recognized in the consolidated statements of
  operations................................................ $    8   $    27 $    27

                                                                       December 31,
                                                                      ---------------
                                                                       2012    2011
                                                                      ------- -------
                                                                       (In millions)
Interest included in other liabilities in the consolidated balance
  sheets............................................................. $   211 $   203

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $70 million and $69 million, respectively, related to the separate account DRD. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return.

17.  Contingencies, Commitments and Guarantees

Contingencies

  Litigation

  The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

  Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

  The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Matters as to Which an Estimate Can Be Made

  For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2012, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $235 million.

  Matters as to Which an Estimate Cannot Be Made

  For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

  Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

  Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

  The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                     December 31,
                                                             --------------------------------------
                                                               2012         2011         2010
                                                              ---------    ---------    ---------
                                                             (In millions, except number of claims)
Asbestos personal injury claims at year end.................    65,812       66,747       68,513
Number of new claims during the year........................     5,303        4,972        5,670
Settlement payments during the year (1)..................... $    36.4    $    34.2    $    34.9

--------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

  In 2009, Metropolitan Life Insurance Company received 3,910 new claims, ending the year with a total of 68,804 claims, and paid $37.6 million for settlements reached in 2009 and prior years. In 2008, Metropolitan Life Insurance Company received 5,063 new claims, ending the year with a total of 74,027 claims, and paid $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received 7,161 new claims, ending the year with a total of 79,717 claims, and paid $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received 7,870 new claims, ending the year with a total of 87,070 claims, and paid $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received 18,500 new claims, ending the year with a total of 100,250 claims, and paid $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received 23,900 new claims, ending the year with a total of 108,000 claims, and paid $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received 58,750 new claims, ending the year with a total of 111,700 claims, and paid $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

  The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

  The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

  Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims by $402 million from $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2012.

 Regulatory Matters

  The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

  United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the U.S. commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. At

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

the time the action was commenced, Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, was a passive investor with a non-controlling interest in the electricity generating facility, which was solely operated by the lessee, EME Homer City. In a 2012 transaction, ownership of the electricity generating facility was transferred to Homer City Generation, L.P., and Homer City OL6 LLC was merged into Homer City Generation, L.P. Metropolitan Life Insurance Company is a limited partner in Homer City Generation, L.P. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. EME Homer City acknowledged its obligation to indemnify the owners of the electricity generating facility for any claims relating to the NOVs. The Sierra Club, which in a February 13, 2012 letter to the operator and owners of the electricity generating facility had stated its intent to sue for alleged violations of the Clean Air Act, subsequently indicated that it does not intend to commence suit. As a result of the change in the ownership structure, the parties to the proceeding no longer include a subsidiary of Metropolitan Life Insurance Company.

  In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

  Metco Site, Hicksville, Nassau County, New York. On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

  Sales Practices Regulatory Matters. Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

 Unclaimed Property Inquiries and Related Litigation

  In April 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. Additionally, the Company has agreed to accelerate the final date of certain industrial life policies and to escheat unclaimed benefits of such policies. Pursuant to the agreement to resolve the market conduct examination, MetLife, Inc. made a $40 million multistate examination payment, of which the Company's share is $33 million, to be allocated among the settling states. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that had not been presented to the Company. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. At least one other jurisdiction is pursuing a similar market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, the Relator brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. The action was sealed by court order until March 22, 2012. The Relator alleged that the aggregate damages, including statutory damages and treble damages, are $228 million. The Relator did not allocate this claimed damage amount between MetLife, Inc. and the other defendant. On December 31, 2012, the court granted motions by MetLife, Inc. and the other defendant to dismiss the action.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010). Alleging that MetLife, Inc. and two other companies have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, the Relator has brought an action under the Florida False Claims act seeking to recover damages on behalf of Florida. The action has been sealed by court order until December 17, 2012. The relator alleges that the aggregate damages, including statutory damages and treble damages, are $3.2 billion. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendants. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. The Company intends to defend this action vigorously.

 Total Control Accounts Litigation

  Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company. (D. Nev., filed November 3,
2011). These consolidated putative class action lawsuits raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Various state regulators have also taken actions with respect to retained asset accounts. The New York Department of Financial Services issued a circular letter on March 29, 2012 stating that an insurer should only use a retained asset account when a policyholder or beneficiary affirmatively chooses to receive life insurance proceeds through such an account and providing for certain disclosures to a beneficiary, including that payment by a single check is an option. In connection with a market conduct exam, Metropolitan Life Insurance Company entered into a consent order with the Minnesota Department of Commerce regarding the Company's use of TCAs as a default option.

  The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

 Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011). This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. On June 26,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs have appealed that decision to the United States Court of Appeals for the Sixth Circuit.

   McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed
February 22, 2012). This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The parties have begun discovery.

  Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

 Summary

  Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

  Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2012    2011
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    85 $    63
  Premium tax offsets currently available for paid assessments.      12      13
                                                                ------- -------
                                                                $    97 $    76
                                                                ======= =======

 Other Liabilities:
  Insolvency assessments....................................... $   136 $   113
                                                                ======= =======

Commitments

  Leases

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                    Gross
                                  Rental  Sublease  Rental
                                  Income   Income  Payments
                                 -------- -------- --------
                                       (In millions)
                     2013....... $    345 $    18  $    181
                     2014....... $    331 $    15  $    143
                     2015....... $    291 $    15  $    133
                     2016....... $    220 $    15  $    119
                     2017....... $    180 $    15  $    103
                     Thereafter. $    750 $    80  $    847

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.2 billion and $2.5 billion at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.7 billion and $2.3 billion at December 31, 2012 and 2011, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

  The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $971 million and $986 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $4 million at both December 31, 2012 and 2011, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18.  Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.6 billion, $2.8 billion and $2.7 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $108 million, $94 million and $84 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $113 million, $46 million and $34 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.6 billion and $1.2 billion for the years ended December 31, 2012, 2011 and 2010, respectively, and were reimbursed to the Company by these affiliates.

  The Company had net payables to affiliates of $346 million and $238 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note 6.

  See Notes 4, 8 and 12 for additional related party transactions.

                                    PART C


                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements and financial highlights comprising each of the individual Investment Divisions of the Separate Account and the report of Independent Registered Public Accounting Firm thereto are contained in the Separate Account's Annual Report and are included in the Statement of Additional Information. The financial statements of the Separate Account include:


(1) Statements of Assets and Liabilities as of December 31, 2012



(2) Statements of Operations for the year ended December 31, 2012



(3) Statements of Changes in Net Assets for the years ended December 31, 2012 and 2011


(4) Notes to the Financial Statements

(b) The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and Independent Auditors' Report, are included in the Statement of Additional Information. The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries include:


(1) Consolidated Balance Sheets as of December 31, 2012 and 2011



(2) Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010



(3) Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010.



(4) Consolidated Statements of Equity for the years ended December 31, 2012, 2011 and 2010



(5) Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010



(6) Notes to the Consolidated Financial Statements


b. Exhibits


1.             Certification of Restated Resolution of Board of Directors of
                 the Company authorizing the establishment of the Separate Account (1)

2.             Not Applicable.

3.  (i)        Principal Underwriter's and Selling Agreement (2)

    (ii)       Form of Retail Sales Agreement (MLIDC 7-1-05 (LTC))(3)

    (iii)      Form of Enterprise Selling Agreement (9/12) (filed herewith)

4.  (i)        Form of Individual Single Premium Deferred Variable Annuity
                 Contract (5)

     (ii)       Form of Contract Schedule (5)

5.   (i)        Form of Variable Annuity Application (5)

     (ii)       Form of Supplemental Variable Annuity Application (5)

(6)  (a)        -- Amended and Restated Charter of Metropolitan Life.(4)

     (b)        -- Amended and Restated By-Laws of Metropolitan Life.(4)

(7)             Reinsurance Agreement between Metropolitan Life Insurance
                  Company and Exeter Reassurance Company, Ltd. (effective July 1, 2010) (6)

(8)             Administrative Services Agreement (5)

9.              Opinion and Consent of Counsel (5)

10.             Consent of Independent Registered Public Accounting Firm
                  (Deloitte & Touche LLP) (filed herewith)

11.             Not Applicable.

12.             Not Applicable.



13.  (a)        Powers of Attorney for Eduardo Castro-Wright, Cheryl W. Grise,
                  Steven A. Kandarian, Sylvia Mathews Burwell, R. Glenn Hubbard, John M. Keane, Alfred F. Kelly, Jr., James M. Kilts, Catherine R. Kinney, Hugh B. Price, Kenton J. Sicchitano, Lulu C. Wang, Eric T. Steigerwalt and Peter M. Carlson. (6)

     (b)        Power of Attorney for John C.R. Hale (filed herewith)


(1)             Filed with Post-Effective Amendment No. 19 to Registration
                  Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

(2)             Filed with Post-Effective Amendment No. 3 to Registration
                  Statement No. 333-133675/811-07534 for Paragon Separate Account B on Form N-6 on February 6, 2008. As incorporated herein by reference.

(3)             Filed with Post-Effective Amendment No. 13 to Registration
                  Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006. As incorporated herein by reference.

(4)             Filed with Pre-Effective Amendment No. 1 to Registration
                  Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

(5)             Filed with Pre-Effective Amendment No. 1 to Registration
                  Statement No. 333-162586/811-4001 for Metropolitan Life Separate Account E on Form N-4 on November 23, 2009. As incorporated herein by reference.


(6)             Filed with Post-Effective Amendment No. 3 to Registration
                  Statement No. 333-162586/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.



ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

      NAME AND PRINCIPAL BUSINESS ADDRESS                 POSITIONS AND OFFICES WITH DEPOSITOR
      -----------------------------------                 ------------------------------------
Steven A. Kandarian                               Chairman of the Board, President and Chief Executive
MetLife, Inc, and Metropolitan Life Insurance     Officer
Company
200 Park Avenue
New York, NY 10166

Sylvia Mathews Burwell                            Director
President, WalMart Foundation
Corporate Affairs
702 Southwest 8th Street
Pole D-48
Bentonville, AR 72716-0150

Cheryl W. Grise                                   Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

R. Glenn Hubbard                                  Director
Dean of Graduate School of Business and Russell
L. Carson Professor of
Finance and Economics
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902

John M. Keane                                     Director
Senior Partner of SCP Partners and
President of GSI, LLC
2020 K St., N.W.
Washington, DC 20006

Alfred F. Kelly, Jr.                              Director
President and Chief Executive Officer
2014 NY/NJ Super Bowl Host Company
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ 07073

James M. Kilts                                    Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Catherine R. Kinney                               Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

Hugh B. Price                                     Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036


David Satcher                                     Director
Director of Satcher Health Leadership
Institute and Center of Excellence on
Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495

Kenton J. Sicchitano                              Director
c/o MetLife, Inc.
200 Park Avenue
New York, NY 10166

Lulu C. Wang                                      Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017

       Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166.


NAME                     POSITIONS WITH DEPOSITOR
-----------------------  ------------------------------------------------------
Steven A. Kandarian      Chairman of the Board, President and Chief Executive
                         Officer

Michel Abbas Khalaf      President, Europe/Middle East/Africa Division

Eric T. Steigerwalt      Executive Vice President and Chief Financial Officer

Christopher G. Townsend  President, Asia

William J. Wheeler       President, The Americas

Ricardo A. Anzaldua      Executive Vice President and General Counsel

Peter M. Carlson         Executive Vice President and Chief Accounting Officer

Richard S. Collins       Deputy General Counsel

Steven J. Goulart        Executive Vice President and Chief Investment Officer

John C.R. Hele           Executive Vice President and Chief Financial Officer

Donnalee A. DeMaio       Executive Vice President

Margaret C. Fechtmann    Executive Vice President

Shailendra Ghorpade      Executive Vice President

Franciscus Hijkoop       Executive Vice President and Chief Human Resources
                         Officer

Beth M. Hirschhorn       Executive Vice President of Global brand, marketing
                         and Communications

William R. Hogan         Executive Vice President

Todd B. Katz             Executive Vice President

Robin Lenna              Executive Vice President

Martin J. Lippert        Executive Vice President, Global Technology &
                           Operations

Eugene R. Marks, Jr.     Executive Vice President

William D. Moore         Executive Vice President

Anthony J. Nugent        Executive Vice President

Maria R. Morris          Executive Vice President, Global Employee Benefits

Oscar Schmidt            Executive Vice President

Marc Sevestre            Executive Vice President

Peter A. Smyth           Executive Vice President

Eric T. Steigerwalt      Executive Vice President

Stanley J. Talbi         Executive Vice President

Andreas E. Vassiliou     Executive Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2012

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2012. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

            e)    1320 GP LLC (DE)

            f) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

     4.     MetLife Reinsurance Company of Delaware (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.000002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      17. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      18.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 66.67% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 18.18% is owned by MetLife Investors USA Insurance Company, 12.12% is owned by MetLife Insurance Company of Connecticut and 3.03% is owned by Metropolitan Property and Casualty Insurance Company.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Management, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   1) MetLife EU Holding Company Limited (Ireland) - 18.234% of MetLife EU Holding Company Limited is owned by ALICO and the remaining interest is owned by MetLife Global Holding Company II GmbH.

                       aa) MetLife Europe Limited (Ireland)

                           ii. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                   2)  MetLife S.A. (France)

                       aa) Hestis S.A.(France) - 66.06% of Hestis S.A. is owned
                           by ALICO and the remaining interests are owned by third parties.

                       bb) MetLife Solutions S.A.S. (France)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    MetLife Holdings (Cyprus) Limited (Cyprus)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovat elno Druzestvo EAD (Bulgaria)

      10.   Amcico pojist'ovna a.s. (Czech Republic)

            (a)   Metlife pojist'ovna a.s. (Czech Republic)

      11.   American Life Insurance Company (Cyprus) Limited (Cyprus)

      12.   MetLife Alico Life Insurance Company S.A. (Greece)

            a) ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      13. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

            b)    Metlife Biztosito Zrt. (Hungary)

      14. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      15. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

            b)    Metropolitan Training and Consulting S.R.L. (Romania)

            c) Metropolitan Life Asigurari S.A. (Romania) - 99.9999% of Metropolitan Life Asigurari S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

      16.   International Investment Holding Company Limited (Russia)

      17.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      18.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      19.   MetLife AMSLICO poist'ovna a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav. spol., a.s. (Slovakia)

      20.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      21.   ALICO Management Services Limited (United Kingdom)

      22.   ZEUS Administration Services Limited (United Kingdom)

      23. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      24. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by ALICO 0.0005% is owned by International Technical and Advisory Services Limited and the remaining 0.0005% is owned by Borderland Investment Limited.

      25.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      26.   International Technical and Advisory Services Limited (USA-Delaware)

      27.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      28. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      29. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      30. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.01% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      31. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by ALICO and 0.000002% is owned by International Technical and Advisory Services Limited.

      32.   MetLife Seguros de Vida, S.A. (Uruguay)

      33. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      34.   Alpha Properties, Inc. (USA-Delaware)

      35.   Beta Properties, Inc. (USA-Delaware)

      36.   Delta Properties Japan, Inc. (USA-Delaware)

      37.   Epsilon Properties Japan, Inc. (USA-Delaware)

      38.   Iris Properties, Inc. (USA-Delaware)

      39.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2013, there were 761,065 owners of qualified contracts and 186,579 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Separate Account E).


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy with a limit of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in Metlife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

Met Investors Series Trust
MetLife Investors USA Variable Life Account A
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
Metropolitan Life Variable Annuity Separate Account I
Metropolitan Life Variable Annuity Separate Account II
MetLife of CT Separate Account Eleven for Variable Annuities


Metropolitan Life Separate Account UL
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two

     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

 NAME AND PRINCIPAL
 BUSINESS ADDRESS                 POSITIONS AND OFFICES WITH UNDERWRITER
 -------------------------------  --------------------------------------------
 Elizabeth M. Forget              Director and Executive Vice President
 1095 Avenue of the Americas
 New York, NY 10036

 Paul A. LaPiana                  Director and Executive Vice President,
 5 Park Plaza, Suite 1900         National Sales Manager-Life
 Irvine, CA 92614

 Jay S. Kaduson                   Senior Vice President
 1 MetLife Plaza
 27-01 Queens Plaza North
 Long Island City, NY 11101

 Mark E. Rosenthal                President
 5 Park Plaza, Suite 1900 EBS
 Irving, CA 92614

 Isaac Torres                     Secretary
 1095 Avenue of the Americas
 New York, NY 10036

 Marlene B. Debel                 Treasurer
 1095 Avenue of the Americas
 New York, NY 10036

 John G. Martinez                 Vice President and Chief Financial Officer
 18210 Crane Nest Dr.
 Tampa, FL 33647

 Debora L. Buffington             Vice President, Director of Compliance
 5 Park Plaza, Suite 1900
 Irvine, CA 92614

 David DeCarlo                    Vice President
 5 Park Plaza, Suite 1900
 Irvine, CA 92614

 Rashid Ismail                    Vice President
 5 Park Plaza, Suite 1900
 Irvine, CA 92614

 Paul M. Kos                      Vice President
 5 Park Plaza, Suite 1900
 Irvine, CA 92614

 Craig W. Markham            Vice President
 13045 Tesson Ferry Road
 St. Louis, MO 63128

 Cathy A. Sturdivant         Vice President
 5 Park Plaza, Suite 1900
 Irvine, CA 92614

 Paulina Vakouros            Vice President
 1095 Avenue of the Americas
 New York, NY 10036


(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


                                               (2)
                  (1)                    NET UNDERWRITING       (3)           (4)         (5)
           NAME OF PRINCIPAL              DISCOUNTS AND   COMPENSATION ON  BROKERAGE     OTHER
              UNDERWRITER                  COMMISSIONS      REDEMPTION    COMMISSIONS COMPENSATION
---------------------------------------  ---------------- --------------- ----------- ------------
MetLife Investors Distribution Company     $201,775,422         $0            $0           $0

Item 30. Location of Account and Records.

Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

Fidelity Investments Life Insurance Company
82 Devonshire Street
Boston, Massachusetts 02109.

Item 31. Management Services.

       Not Applicable

Item 32.

       Undertakings.

       (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

       (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

       (d) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contract.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the city of New York, and state of New York, on the 11th day of April, 2013.

     METROPOLITAN LIFE SEPARATE ACCOUNT E
     (Registrant)

     By: METROPOLITAN LIFE INSURANCE COMPANY

     By: /s/ Paul G. Cellupica
         -----------------------------
         Paul G. Cellupica
         Chief Counsel, Securities Regulation and Corporate Services

     METROPOLITAN LIFE INSURANCE COMPANY
    (Depositor)

     By: /s/ Paul G. Cellupica
         ------------------------------
         Paul G. Cellupica
         Chief Counsel, Securities Regulation and Corporate Services

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 11, 2013.

/s/ Steven A. Kandarian*           Chairman of the Board, President and
-------------------------------    Chief Executive Officer
Steven A. Kandarian

/s/ Eric T. Steigerwalt*           Executive Vice President and Chief Financial
-------------------------------    Officer
Eric T. Steigerwalt

/s/ Peter M. Carlson*              Executive Vice President, Finance Operations
-------------------------------    and Chief Accounting Officer
Peter M. Carlson


/s/ Sylvia Mathews Burwell*        Director
-------------------------------
Sylvia Mathews Burwell

/s/ Cheryl W. Grise*               Director
-------------------------------
Cheryl W. Grise

/s/ R. Glenn Hubbard*              Director
-------------------------------
R. Glenn Hubbard

/s/ John M. Keane*                 Director
-------------------------------
John M. Keane

/s/ Alfred F. Kelly, Jr.*          Director
-------------------------------
Alfred F. Kelly, Jr.

/s/ James M. Kilts*                Director
-------------------------------
James M. Kilts

/s/ Catherine R. Kinney*           Director
-------------------------------
Catherine R. Kinney

/s/ Hugh B. Price*                 Director
-------------------------------
Hugh B. Price

/s/ David Satcher                  Director
-------------------------------
David Satcher

/s/ Kenton J. Sicchitano*          Director
-------------------------------
Kenton J. Sicchitano

/s/ Lulu C. Wang*                  Director
-------------------------------
Lulu C. Wang

/s/ John C.R. Hele*                Executive Vice President and Chief Financial
-------------------------------    Officer
John C.R. Hele

*By: /s/ Michele H. Abate
     ----------------------------------
     Michele H. Abate, Attorney-In-Fact
     April 11, 2013

* Metropolitan Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File Nos. 333-162586/811-04001) filed as Exhibit 13 on April 12, 2012 and the power of attorney for John C.R. Hele which is filed herewith.

                               Index to Exhibits

    3(iii)Form of Enterprise Selling Agreement

    10 Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP) for the Depositor and the Registrant

    13(b) Power of Attorney for John C.R. Hele